                                                Registration Nos.  333-171493
                                                                   811-04865-01

      As filed With the Securities and Exchange Commission on May 2, 2011

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

   Pre-effective Amendment No.  [ ]

   Post-Effective Amendment No. [1]

                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                          [X]

   Amendment No.                [2]

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL B
                          (Exact Name of Registrant)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                          One World Financial Center
                              200 Liberty Street
                           New York, New York 10281
        (Address of Depositor's Principal Executive Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code (713) 831-8470

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038
                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                       Vice President and Chief Counsel
                     American General Life Companies, LLC
                           2929 Allen Parkway, AT-30
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

      [ ]  immediately upon filing pursuant to paragraph (b)

      [X]  on May 2, 2011 pursuant to paragraph (b)

      [ ]  60 days after filing pursuant to paragraph (a)(1)

      [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(R)                  .   Fidelity(R) Variable Insurance
                                            Products ("Fidelity(R) VIP")
GROUP FLEXIBLE PREMIUM VARIABLE         .   Franklin Templeton Variable
UNIVERSAL LIFE INSURANCE POLICIES (the      Insurance Products Trust
"Policies") issued by THE                   ("Franklin Templeton VIP")
UNITED STATES LIFE INSURANCE COMPANY    .   Goldman Sachs Variable Insurance
IN THE CITY OF NEW YORK through its         Trust ("Goldman Sachs VIT")
Separate Account USL B                  .   JPMorgan Insurance Trust
                                            ("JPMorgan IT")
       THIS PROSPECTUS IS DATED         .   Neuberger Berman Advisers
             MAY 2, 2011                    Management Trust ("Neuberger
                                            Berman AMT")
The United States Life Insurance        .   PIMCO Variable Insurance Trust
Company in the City of New York             ("PIMCO VIT")
("USL") is offering life insurance      .   The Universal Institutional Funds,
coverage under the Executive                Inc. ("UIF")
Advantage(R) group flexible premium     .   VALIC Company I ("VALIC Co. I")
variable universal life policy (the     .   Vanguard(R) Variable Insurance
"Policy"). The Policy provides              Fund ("Vanguard VIF")
insurance protection for individuals
within groups under corporate owned or  See "Variable Investment Options" on
sponsored arrangements. Corporate       page 20 for a complete list of the
owned arrangements are those where an   variable investment options and the
employer (or trust established by an    respective advisers and sub-advisers
employer) purchases life insurance      of the corresponding Funds. You should
coverage on their employees. The        also read the prospectuses of the
employer or trust is the BENEFICIARY.   Funds underlying variable investment
Sponsored arrangements are those        options that may interest you. You can
instances where an employer, a          request free copies from your USL
financial institution or association    representative or from our
allows us to sell insurance policies    ADMINISTRATIVE CENTER shown on page 5
to its employees, depositors or         of this prospectus.
members. The description of the Policy
in this prospectus is fully applicable  BUYING THIS POLICY MIGHT NOT BE A GOOD
to your certificate and the word        WAY OF REPLACING YOUR EXISTING
"Policy" includes any such certificate. INSURANCE OR ADDING MORE INSURANCE IF
                                        YOU ALREADY OWN A FLEXIBLE PREMIUM
For information on how to contact USL,  VARIABLE UNIVERSAL LIFE INSURANCE
please see page 5.                      POLICY. YOU MAY WISH TO CONSULT WITH
                                        YOUR INSURANCE REPRESENTATIVE OR
The Index of Special Words and Phrases  FINANCIAL ADVISER.
on page 55 will define many of the
words and phrases that we use. All of   NEITHER THE SECURITIES AND EXCHANGE
the words and phrases listed in the     COMMISSION ("SEC") NOR ANY STATE
Index will be underlined and written    SECURITIES COMMISSION HAS APPROVED OR
in BOLD the first time they appear in   DISAPPROVED THESE SECURITIES OR PASSED
this prospectus.                        UPON THE ADEQUACY OR ACCURACY OF THIS
                                        PROSPECTUS. ANY REPRESENTATION TO THE
This prospectus generally describes     CONTRARY IS A CRIMINAL OFFENSE.
only the variable portions of the
Policy. Please read this prospectus     THE POLICIES ARE NOT INSURED BY THE
carefully and keep it for future        FDIC, THE FEDERAL RESERVE BOARD OR ANY
reference.                              SIMILAR AGENCY. THEY ARE NOT A DEPOSIT
                                        OR OTHER OBLIGATION OF, NOR ARE THEY
The GUARANTEED ACCOUNT is part of our   GUARANTEED OR ENDORSED BY, ANY BANK OR
general account. You can use USL's      DEPOSITORY INSTITUTION. AN INVESTMENT
Separate Account USL B ("SEPARATE       IN A VARIABLE UNIVERSAL LIFE INSURANCE
ACCOUNT") to invest in the Executive    POLICY IS SUBJECT TO INVESTMENT RISKS,
Advantage variable investment options.  INCLUDING POSSIBLE LOSS OF PRINCIPAL
Currently, the Executive Advantage      INVESTED.
variable investment options each
purchase shares of a corresponding      THE POLICIES ARE NOT AVAILABLE IN ALL
Fund of:                                STATES. THIS PROSPECTUS DOES NOT OFFER
                                        THE POLICIES IN ANY JURISDICTION WHERE
..   AIM Variable Insurance Funds        THEY CANNOT BE LAWFULLY SOLD. YOU
    (Invesco Variable Insurance Funds)  SHOULD RELY ONLY ON THE INFORMATION
    ("Invesco V.I.")                    CONTAINED IN THIS PROSPECTUS, OR ON
..   AllianceBernstein Variable          SALES MATERIALS WE HAVE APPROVED OR
    Products Series Fund, Inc.          THAT WE HAVE REFERRED YOU TO. WE HAVE
    ("AllianceBernstein VPS")           NOT AUTHORIZED ANYONE TO PROVIDE YOU
..   American Century(R) Variable        WITH INFORMATION THAT IS DIFFERENT.
    Portfolios, Inc. ("American
    Century(R) VP")
..   BlackRock Variable Series Funds,
    Inc. ("BlackRock")
..   Credit Suisse Trust ("Credit
    Suisse Trust")

                               TABLE OF CONTENTS

THE MERGER.................................................................  6
POLICY BENEFITS/RISKS SUMMARY..............................................  6
POLICY BENEFITS............................................................  6
  DEATH BENEFIT............................................................  6
   DEATH BENEFIT PROCEEDS..................................................  6
   DEATH BENEFIT OPTIONS...................................................  6
  FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS.........  7
   FULL SURRENDERS.........................................................  7
   PARTIAL SURRENDERS......................................................  7
   TRANSFERS...............................................................  7
   LOANS...................................................................  7
  PREMIUMS.................................................................  7
   FLEXIBILITY OF PREMIUMS.................................................  7
   FREE LOOK...............................................................  7
  THE POLICY...............................................................  8
   OWNERSHIP RIGHTS........................................................  8
   SEPARATE ACCOUNT........................................................  8
   GUARANTEED ACCOUNT......................................................  8
   ACCOUNT VALUE...........................................................  8
   PAYMENT OPTIONS.........................................................  8
   TAX BENEFITS............................................................  8
  SUPPLEMENTAL BENEFITS AND RIDERS.........................................  8
POLICY RISKS...............................................................  9
  INVESTMENT RISK..........................................................  9
  RISK OF LAPSE............................................................  9
  TAX RISKS................................................................  9
  PARTIAL SURRENDER AND FULL SURRENDER RISKS............................... 10
  POLICY LOAN RISKS........................................................ 10
PORTFOLIO RISKS............................................................ 10
TABLES OF CHARGES.......................................................... 11
GENERAL INFORMATION........................................................ 16
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK........... 16
  THE SEPARATE ACCOUNT..................................................... 17
  NATIONAL UNION GUARANTEE................................................. 17
  ADDITIONAL INFORMATION................................................... 18
  COMMUNICATION WITH USL................................................... 18
   ADMINISTRATIVE CENTER................................................... 18
   GENERAL................................................................. 18
  APPLYING FOR A POLICY.................................................... 18
   OUR AGE REQUIREMENT FOR THE INSURED..................................... 18
   THE MINIMUM FACE AMOUNT................................................. 18
   WE REQUIRE A MINIMUM INITIAL PREMIUM.................................... 18
   WHEN YOUR COVERAGE WILL BE EFFECTIVE.................................... 19
   GENERAL................................................................. 19
  VARIABLE INVESTMENT OPTIONS.............................................. 19
  GUARANTEED INVESTMENT OPTION............................................. 22
  GUARANTEED ACCOUNT VALUE................................................. 22
  VOTING PRIVILEGES........................................................ 23
  ILLUSTRATIONS............................................................ 23
POLICY FEATURES............................................................ 24
  DEATH BENEFITS........................................................... 24

   YOUR FACE AMOUNT OF INSURANCE....................................... 24
   YOUR DEATH BENEFIT.................................................. 24
   LIFE INSURANCE PROCEEDS............................................. 25
   PAYMENT OF LIFE INSURANCE PROCEEDS.................................. 25
   AMOUNT OF LIFE INSURANCE PROCEEDS................................... 25
  TAX QUALIFICATION OPTIONS............................................ 25
  CHANGES IN DEATH BENEFIT OPTIONS..................................... 26
   HOW TO REQUEST A CHANGE............................................. 26
   TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE................... 26
  PREMIUM PAYMENTS..................................................... 26
   RESTRICTIONS ON PREMIUM............................................. 26
   MINIMUM INITIAL PREMIUM............................................. 27
   PLANNED PERIODIC PREMIUM............................................ 27
   ADDITIONAL PREMIUM.................................................. 27
   EFFECT OF PREMIUM PAYMENTS.......................................... 27
   GRACE PERIOD........................................................ 27
   PREMIUM ALLOCATIONS................................................. 28
   ALLOCATION RULES.................................................... 28
   CREDITING PREMIUM................................................... 28
   FUTURE PREMIUM PAYMENTS............................................. 28
   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER............. 29
  DETERMINING THE ACCOUNT VALUE........................................ 29
  ACCOUNT VALUE IN THE SUBACCOUNTS..................................... 30
   ACCUMULATION UNIT VALUES............................................ 30
   NET INVESTMENT FACTOR............................................... 30
   GUARANTEED ACCOUNT VALUE............................................ 30
   NET ACCOUNT VALUE................................................... 31
   CASH SURRENDER VALUE................................................ 31
   NET CASH SURRENDER VALUE............................................ 31
  TRANSFERS............................................................ 31
   DATE WE PROCESS YOUR TRANSFER REQUEST............................... 31
   NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE....................... 31
  DOLLAR COST AVERAGING................................................ 32
   PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS........... 32
  MARKET TIMING........................................................ 32
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
     OBLIGATIONS....................................................... 34
  CHANGING THE FACE AMOUNT OF INSURANCE................................ 34
   CHANGES IN FACE AMOUNT.............................................. 34
   INCREASES IN FACE AMOUNT............................................ 34
   DECREASES IN FACE AMOUNT............................................ 34
   CONSEQUENCES OF A CHANGE IN FACE AMOUNT............................. 35
  EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS.................... 35
   VALUATION DATES, TIMES, AND PERIODS................................. 35
   FUND PRICING........................................................ 35
   DATE OF RECEIPT..................................................... 35
   COMMENCEMENT OF INSURANCE COVERAGE.................................. 35
   ISSUE DATE; POLICY MONTHS AND YEARS................................. 35
   MONTHLY DEDUCTION DAYS.............................................. 36
   COMMENCEMENT OF INVESTMENT PERFORMANCE.............................. 36
   EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE. 36
  REPORTS TO POLICY OWNERS............................................. 36
POLICY TRANSACTIONS.................................................... 37
  WITHDRAWING POLICY INVESTMENTS....................................... 37
   FULL SURRENDER...................................................... 37

   PARTIAL SURRENDER.................................................. 37
   LOANS.............................................................. 37
   MAXIMUM LOAN AMOUNT................................................ 38
   INTEREST........................................................... 38
   LOAN ACCOUNT....................................................... 38
   EFFECT OF A LOAN................................................... 38
   OUTSTANDING LOAN................................................... 38
   LOAN REPAYMENT..................................................... 39
  MATURITY OF YOUR POLICY............................................. 39
  TAX CONSIDERATIONS.................................................. 39
POLICY PAYMENTS....................................................... 39
  PAYMENT OPTIONS..................................................... 39
   CHANGE OF PAYMENT OPTION........................................... 39
   TAX IMPACT......................................................... 39
  THE BENEFICIARY..................................................... 39
  ASSIGNMENT OF A POLICY.............................................. 39
  PAYMENT OF PROCEEDS................................................. 40
   GENERAL............................................................ 40
   DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS........................ 40
   DELAY FOR CHECK CLEARANCE.......................................... 40
   DELAY OF SEPARATE ACCOUNT PROCEEDS................................. 40
   DELAY TO CHALLENGE COVERAGE........................................ 40
   DELAY REQUIRED UNDER APPLICABLE LAW................................ 41
ADDITIONAL RIGHTS THAT WE HAVE........................................ 41
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS........ 41
   UNDERWRITING AND PREMIUM CLASSES................................... 42
   POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS".................... 42
   EXPENSES OR RISKS.................................................. 42
   UNDERLYING INVESTMENTS............................................. 42
CHARGES UNDER THE POLICY.............................................. 42
  DEDUCTIONS FROM PREMIUM............................................. 42
   MONTHLY DEDUCTION FROM ACCOUNT VALUE............................... 42
   ADMINISTRATIVE CHARGE.............................................. 43
   COST OF INSURANCE CHARGE........................................... 43
   DEDUCTIONS AND MONEY MARKET SUBACCOUNTS............................ 43
  NET AMOUNT AT RISK.................................................. 43
   RATE CLASSES FOR INSUREDS.......................................... 43
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS. 45
  DEDUCTION FROM VARIABLE ACCOUNT ASSETS.............................. 45
   MORTALITY AND EXPENSE RISK CHARGE.................................. 45
  DEDUCTIONS UPON POLICY TRANSACTIONS................................. 45
   TRANSFER CHARGE.................................................... 45
   SURRENDER CHARGE................................................... 45
   SURRENDER CHARGE CALCULATION....................................... 45
   SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE AMOUNT... 46
   PARTIAL SURRENDER CHARGE........................................... 46
   PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT............ 47
   PARTIAL SURRENDER PROCESSING FEE................................... 47
   DISCOUNT PURCHASE PROGRAMS......................................... 47
OTHER POLICY PROVISIONS............................................... 47
  RIGHT TO EXCHANGE................................................... 47
  MORE ABOUT POLICY CHARGES........................................... 47
   PURPOSE OF OUR CHARGES............................................. 47
   GENERAL............................................................ 48

  ACCOUNT VALUE............................................................ 48
   YOUR ACCOUNT VALUE...................................................... 48
   YOUR INVESTMENT OPTIONS................................................. 48
   THE GUARANTEED ACCOUNT.................................................. 48
POLICY LAPSE AND REINSTATEMENT............................................. 49
  REINSTATEMENT............................................................ 49
FEDERAL INCOME TAX CONSIDERATIONS.......................................... 49
  TAX STATUS OF THE POLICY................................................. 50
  USL...................................................................... 50
  DIVERSIFICATION AND INVESTOR CONTROL..................................... 50
  TAX TREATMENT OF THE POLICY.............................................. 50
  TAX TREATMENT OF POLICY BENEFITS IN GENERAL.............................. 51
  PRE-DEATH DISTRIBUTION................................................... 51
  POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.................. 51
  MODIFIED ENDOWMENT CONTRACTS............................................. 52
  INTEREST ON LOANS........................................................ 52
  POLICY EXCHANGES AND MODIFICATIONS....................................... 52
  WITHHOLDING.............................................................. 53
  CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS.......... 53
  POSSIBLE CHARGE FOR AI LIFE'S TAXES...................................... 53
LEGAL PROCEEDINGS.......................................................... 53
FINANCIAL STATEMENTS....................................................... 53
REGISTRATION STATEMENTS.................................................... 54
INDEX OF SPECIAL WORDS AND PHRASES......................................... 55
APPENDIX A................................................................. 57

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE USL EXECUTIVE ADVANTAGE POLICIES:

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ADMINISTRATIVE CENTER:                              HOME OFFICE:
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The United States Life Insurance         The United States Life Insurance
Company in the City of New York          Company in the City of New York
405 King Street, 4th Floor               One World Financial Center
Wilmington, Delaware 19801-3722          200 Liberty Street
1-302-575-5245                           New York, New York 10281
                                         1-212-551-5732
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                                  THE MERGER

   Effective December 31, 2010, American International Life Assurance Company of New York ("AI Life"), an affiliate of USL, merged with and into USL ("Merger"). Before the Merger, the Policies were issued by AI Life. Upon the Merger, all Policy obligations that had been those of AI Life became obligations of USL. In this prospectus, the word "we" refers to USL.

   The Merger did not affect the terms of, or the rights and obligations under your Policy, other than to reflect the change to the company that provides your Policy benefits from AI Life to USL. You will receive a Policy endorsement from USL that reflects the change from AI Life to USL. The Merger also did not result in any adverse tax consequences for any Policy owners.

                         POLICY BENEFITS/RISKS SUMMARY

   Any Policies issued January 1, 2009 and thereafter comply with the 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO tables"). Please see "Tax Treatment of the Policy" on page 50.

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   You may allocate your ACCOUNT VALUE among the 39 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the INSURED person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "FACE AMOUNT" of insurance.

..   Death Benefit Options: You must choose one of the two death benefit options when you apply for your Policy:
   .   Level Death Benefit Option or
   .   Increasing Death Benefit Option

   For the Level Death Benefit Option, the death benefit will be the greater of:
   .   Face Amount; or
   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:
   .   Face Amount plus the Account Value; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

      You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Tax Qualification Options" on page 25.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your NET CASH SURRENDER VALUE. A surrender charge may apply. See "Surrender Charge" on page 45. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: We will not allow a partial surrender during the first
    Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..   Loans: You may take a loan from your Policy at any time after the first
    Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any OUTSTANDING LOAN at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the LOAN ACCOUNT) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

   The free look period generally expires the later of:

   .   10 days after you receive the Policy, or
   .   45 days after you sign Part I of the application.

THE POLICY

..   Ownership Rights: While the Insured person is living, you, as the OWNER of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   Guaranteed Account: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..   Account Value: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center. See "Payment Options" on page 39.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer no supplemental benefits or riders with this Policy.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

   If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCOUNT VALUE.

   If you allocate NET PREMIUM to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

   If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the LIFE INSURANCE PROCEEDS to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a

10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 49.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

   We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   USL may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

   The following tables describe the transaction fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

                               TRANSACTION FEES

----------------------------------------------------------------------------------------------------------------
CHARGE                  WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM TAX   Upon receipt of each premium  3.5%/1/ of each premium     2%/1/ of each premium payment
CHARGE                  payment                       payment
----------------------------------------------------------------------------------------------------------------

DAC TAX CHARGE          Upon receipt of each premium  1.0%                        0%
                        payment
----------------------------------------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE  Upon receipt of each premium  9.0% of the amount of each  9.0% of the amount of each
                        payment                       premium payment             premium payment
----------------------------------------------------------------------------------------------------------------

--------
   /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                               TRANSACTION FEES

---------------------------------------------------------------------------------------------------------------------------------
CHARGE                              WHEN CHARGE IS DEDUCTED           MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE
---------------------------------------------------------------------------------------------------------------------------------

   Maximum Charge/1/                Upon a partial surrender or a     $39 per $1,000 of Face        $0 per $1,000 of Face Amount
                                    full surrender of your Policy/2/  Amount
---------------------------------------------------------------------------------------------------------------------------------

   Minimum Charge/3/                Upon a partial surrender or a     $8 per $1,000 of Face Amount  $0 per $1,000 of Face Amount
                                    full surrender of your Policy/2/
---------------------------------------------------------------------------------------------------------------------------------

   Example Charge - for the         Upon a partial surrender or a     $24 per $1,000 of Face        $0 per $1,000 of Face Amount
   first Policy year - for a 45     full surrender of your Policy/2/  Amount
   year old male, non-smoker,
   with a Face Amount of
   $100,000
---------------------------------------------------------------------------------------------------------------------------------

   /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Maximum Charge is for a male, smoker, age 77 at the Policy's ISSUE DATE, with a Face Amount of $100,000.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's Face Amount. The Surrender Charge attributable to an increase in the Policy's Face Amount applies only to the increase in Face Amount. The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Minimum Charge is for a female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

                               TRANSACTION FEES

------------------------------------------------------------------------------------------------------------------------
CHARGE                        WHEN CHARGE IS DEDUCTED            MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER PROCESSING  Upon a partial surrender of        The lesser of $25 or 2.0% of  $0
FEE                           your Policy                        the amount of the partial
                                                                 surrender
------------------------------------------------------------------------------------------------------------------------

TRANSFER FEE                  Upon a transfer of Account         $25 for each transfer/1/      $25 for each transfer/1/
                              Value
------------------------------------------------------------------------------------------------------------------------

POLICY OWNER ADDITIONAL       Upon each request for a Policy     $25                           $0
ILLUSTRATION CHARGE           illustration after the first in a
                              Policy year
------------------------------------------------------------------------------------------------------------------------

FLAT MONTHLY CHARGE           Monthly, at the beginning of       $10                           $7
                              each Policy Month
------------------------------------------------------------------------------------------------------------------------

FIRST YEAR ADMINISTRATIVE     Monthly, at the beginning of       $25                           $0
CHARGE                        each Policy month during the
                              first Policy year
------------------------------------------------------------------------------------------------------------------------

FACE AMOUNT INCREASE CHARGE   Monthly, at the beginning of       $25                           $0
                              each Policy month for the 12
                              months immediately following
                              the effective date of the
                              increase
------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                               PERIODIC CHARGES
                      (OTHER THAN FUND FEES AND EXPENSES)

--------------------------------------------------------------------------------------------------------------------------------
CHARGE                              WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/1/
--------------------------------------------------------------------------------------------------------------------------------

   Maximum Charge/2/                Monthly, at the beginning of  $83.33 per $1,000 of Net       $20.72 per $1,000 of Net
                                    each Policy month             Amount at Risk/3/              Amount at Risk
--------------------------------------------------------------------------------------------------------------------------------

   Minimum Charge/4/                Monthly, at the beginning of  $0.08 per $1,000 of Net        $0.02 per $1,000 of Net
                                    each Policy month             Amount at Risk                 Amount at Risk
--------------------------------------------------------------------------------------------------------------------------------

   Example Charge for the first     Monthly, at the beginning of  $0.29 per $1,000 of Net        $0.05 per $1,000 of Net
   Policy year - for a 45 year      each Policy month             Amount at Risk                 Amount at Risk
   old male, nonsmoker,
   medically underwritten with
   a Face Amount of $100,000
--------------------------------------------------------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK
CHARGE
--------------------------------------------------------------------------------------------------------------------------------

   Policy years 1-4/5/              Daily                         annual effective rate of 1.0%  annual effective rate of 0.65%
                                                                  of Account Value invested in   of Account Value invested in
                                                                  the variable investment        the variable investment
                                                                  options                        options
--------------------------------------------------------------------------------------------------------------------------------

   Policy Loan Interest Charge      Annually (on your Policy      8.0% of the Outstanding Loan   8.0% of the Outstanding Loan
                                    anniversary)                  balance                        balance
--------------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

   /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the policy year in which the insured person attains age 99. The policy anniversary on which the insured person attains age 100 is the Policy's maximum maturity date. The Maximum Charge is for a guaranteed issue male, smoker, age 70 at the Policy's Issue Date, with a Face Amount of $100,000.

   /3/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.

   /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a medically underwritten female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

   /5/ After the 4/th/ Policy year, the maximum Mortality and Expense Charge will be as follows:

       Policy years 5-20 annual effective rate of 1.00% (guaranteed) and 0.20% (current)

       Policy years 21+ annual effective rate of 1.00% (guaranteed) and 0.15% (current)

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2010. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

----------------------------------------------------------------------------
CHARGE                                                       MAXIMUM MINIMUM
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses for all of the Funds
(expenses that are deducted from Fund assets include
management fees, distribution (12b-1) fees, and other
expenses)/1/                                                  1.85%   0.10%
----------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
   /1/ Currently 15 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2012. These contractual reimbursement or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office is The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, New York 10281. USL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

   USL is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. USL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require USL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in USL's operations.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

   On September 22, 2008, American International Group, Inc. ("AIG") entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

   On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a
$2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter USL's obligations to you.

   More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

THE SEPARATE ACCOUNT

   USL holds the assets of your Account Value in subaccounts of Separate Account USL B (the "Separate Account"). The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). Before December 31, 2010, the Separate Account was a separate account of AI Life, created on June 5, 1986, under New York insurance law. At that time the Separate Account was named Variable Account B of American International Life Assurance Company of
New York. On December 31, 2010, and in conjunction with the merger of USL and AI Life, the Separate Account was transferred to and became a separate account of USL under New York law.

   USL owns the assets in the Separate Account. The Separate Account is divided into subaccounts. The Separate Account may include other subaccounts which are not available under the Policy.

   The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies, and USL is obligated to pay all amounts due the Policy Owners under the Policies.

NATIONAL UNION GUARANTEE

   Insurance obligations under all Policies with an Issue Date prior to April 30, 2010 at 4:00 p.m. Eastern time are and continue to be guaranteed (the "NU Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of USL. New York law provides for the continuation of such guarantees for policies and other contracts and certificates issued prior to a merger. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The NU Guarantee does not guarantee Policy value or the investment performance of any of the subaccounts available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

   As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the NU Guarantee was terminated for prospectively issued Policies. The
NU Guarantee does not cover any Policies with an Issue Date later than the Point of Termination. The NU Guarantee will continue to cover insurance obligations under the Policies with an Issue Date earlier than the Point of Termination including obligations arising from premium payments or other payments received after the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of USL.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH USL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See USL's addresses under "Contact Information" on page 5 of this prospectus.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

APPLYING FOR A POLICY

   To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the death benefit option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

   Our age requirement for the Insured. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

   The minimum Face Amount. The Face Amount must be at least $50,000, for each Insured.

   We require a minimum initial premium. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

   We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

   When your coverage will be effective. Your Policy will become effective after:

   .   We accept your application;

   .   We receive an initial premium payment in an amount we determine; and

   .   We have completed our review of your application to our satisfaction.

   General. You should mail checks (or use express delivery, if you wish) for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center shown under "Contract Information" on page 5 of this prospectus.

      You must make the following requests in writing:

          .   transfer of Account Value;
          .   loan;
          .   full surrender;
          .   partial surrender;
          .   change of Beneficiary or contingent Beneficiary;
          .   change of allocation percentages for premium payments;
          .   change of allocation percentages for Policy deductions;
          .   loan repayments or loan interest payments;
          .   change of death benefit option or manner of death benefit payment;
          .   change in Face Amount;
          .   addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; and
          .   tax withholding elections.

   You should mail these requests (or use express delivery, if you wish) to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your USL representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information. Until we update all the forms to reflect that AI Life merged into USL, we may provide you with forms that still reflect AI Life as the issuer and/or the former Separate Account's name.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with footnotes next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

-------------------------------------------------------------------------------
                                       INVESTMENT ADVISER (SUB-ADVISER, IF
VARIABLE INVESTMENT OPTIONS            APPLICABLE)
-------------------------------------------------------------------------------
AllianceBernstein VPS Growth and       AllianceBernstein L.P.
Income Portfolio -
Class A
-------------------------------------------------------------------------------

AllianceBernstein VPS Growth           AllianceBernstein L.P.
Portfolio - Class A
-------------------------------------------------------------------------------

AllianceBernstein VPS Large Cap        AllianceBernstein L.P.
Growth Portfolio -
Class A
-------------------------------------------------------------------------------

AllianceBernstein VPS Small Cap        AllianceBernstein L.P.
Growth Portfolio -
Class A/1/
-------------------------------------------------------------------------------

American Century(R) VP Income &        American Century Investment Management,
Growth Fund - Class I                  Inc.
-------------------------------------------------------------------------------

American Century(R) VP International   American Century Investment Management,
Fund - Class I                         Inc.
-------------------------------------------------------------------------------

BlackRock Basic Value V.I. Fund -      BlackRock Advisors, LLC (BlackRock
Class I Shares/2/                      Investment Management, LLC)
-------------------------------------------------------------------------------

BlackRock Capital Appreciation V.I.    BlackRock Advisors, LLC (BlackRock
Fund - Class I Shares                  Investment Management, LLC)
-------------------------------------------------------------------------------

BlackRock Government Income V.I. Fund  BlackRock Advisors, LLC (BlackRock
- Class I Shares/3/                    Financial Management, Inc.)
-------------------------------------------------------------------------------

BlackRock Value Opportunities V.I.     BlackRock Advisors, LLC (BlackRock
Fund - Class I Shares/4/               Investment Management, LLC)
-------------------------------------------------------------------------------

Credit Suisse Trust International      Credit Suisse Asset Management, LLC
Equity Flex III Portfolio/5/
-------------------------------------------------------------------------------

Credit Suisse Trust U.S. Equity Flex   Credit Suisse Asset Management, LLC
I Portfolio/6/
-------------------------------------------------------------------------------

Fidelity(R) VIP Balanced Portfolio -   Fidelity Management & Research Company
Initial Class                          ("FMR")
                                       (FMR Co., Inc.)
                                       (Fidelity Investments Money Management,
                                       Inc.)
                                       (Other affiliates of FMR)
-------------------------------------------------------------------------------

Fidelity(R) VIP Contrafund(R)          FMR
Portfolio - Initial Class/7/           (FMR Co., Inc.)
                                       (Other affiliates of FMR)
-------------------------------------------------------------------------------

Fidelity(R) VIP Index 500 Portfolio -  FMR
Initial Class                          (FMR Co., Inc.)
                                       (Geode Capital Management, LLC)
-------------------------------------------------------------------------------

Fidelity(R) VIP Money Market           FMR
Portfolio - Initial Class              (Fidelity Investments Money Management,
                                       Inc.)
                                       (Other affiliates of FMR)
-------------------------------------------------------------------------------

Franklin Templeton VIP Templeton       Templeton Asset Management Ltd.
Developing Markets Securities Fund -
Class 2/8/
-------------------------------------------------------------------------------

Franklin Templeton VIP Templeton       Templeton Investment Counsel, LLC
Foreign Securities Fund - Class 2/9/
-------------------------------------------------------------------------------

Franklin Templeton VIP Templeton       Templeton Global Advisors Limited
Growth Securities Fund - Class 2       (Templeton Asset Management Ltd.)
-------------------------------------------------------------------------------

Goldman Sachs VIT Strategic            Goldman Sachs Asset Management
International Equity Fund -            International
Institutional Shares/10/
-------------------------------------------------------------------------------

Goldman Sachs VIT Structured           Goldman Sachs Asset Management, L.P.
U.S. Equity Fund - Institutional
Shares/11/
-------------------------------------------------------------------------------

Invesco V.I. High Yield Fund - Series  Invesco Advisers, Inc.
I shares
-------------------------------------------------------------------------------

Invesco Van Kampen V.I. Mid Cap Value  Invesco Advisers, Inc.
Fund - Series I shares
-------------------------------------------------------------------------------

JPMorgan IT Mid Cap Value Portfolio - J.P. Morgan Investment Management Inc. Class 1 Shares*
-------------------------------------------------------------------------------

JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
- Class 1 Shares
-------------------------------------------------------------------------------

Neuberger Berman AMT Partners          Neuberger Berman Management LLC
Portfolio - Class I Shares/12/         (Neuberger Berman LLC)
-------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio -       Pacific Investment Management Company
Administrative Class                   LLC
-------------------------------------------------------------------------------

PIMCO VIT Long-Term U.S. Government    Pacific Investment Management Company
Portfolio - Administrative Class       LLC
-------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio -      Pacific Investment Management Company
Administrative Class/13/               LLC
-------------------------------------------------------------------------------

PIMCO VIT Short-Term Portfolio -       Pacific Investment Management Company
Administrative Class                   LLC
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       INVESTMENT ADVISER (SUB-ADVISER, IF
VARIABLE INVESTMENT OPTIONS            APPLICABLE)
-------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio -     Pacific Investment Management Company
Administrative Class                   LLC
-------------------------------------------------------------------------------
UIF Core Plus Fixed Income Portfolio   Morgan Stanley Investment Management
- Class I Shares                       Inc.
-------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio  Morgan Stanley Investment Management
- Class I Shares                       Inc.
                                       (Morgan Stanley Investment Management
                                       Limited)
                                       (Morgan Stanley Investment Management
                                       Company)
-------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio -         Morgan Stanley Investment Management
Class I Shares                         Inc.
-------------------------------------------------------------------------------
VALIC Co. I International Equities     VALIC** (PineBridge Investments LLC)
Fund/14/
-------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund         VALIC** (SunAmerica Asset Management
                                       Corp.)
-------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund/15/   VALIC** (SunAmerica Asset Management
                                       Corp.)
-------------------------------------------------------------------------------
Vanguard*** VIF Total Bond Market      The Vanguard Group, Inc.
Index Portfolio
-------------------------------------------------------------------------------
Vanguard*** VIF Total Stock Market     The Vanguard Group, Inc.
Index Portfolio
-------------------------------------------------------------------------------
--------
   /1/ The Fund type for AllianceBernstein VPS Small Cap Growth Portfolio - Class A is long-term growth of capital.
   /2/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and income.
   /3/ The Fund type for BlackRock Government Income V.I. Fund - Class I Shares is high current income consistent with the protection of capital.
   /4/ The Fund type for BlackRock Value Opportunities V.I. Fund - Class I Shares is long-term growth of capital.
   /5/ The Fund type for Credit Suisse Trust International Equity Flex III Portfolio is capital appreciation.
   /6/ The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.
   /7/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio--Initial Class is long-term capital appreciation.
   /8/ The Fund type for Franklin Templeton VIP Templeton Developing Markets Securities Fund - Class 2 is long-term capital appreciation.
   /9/ The Fund type for Franklin Templeton VIP Templeton Foreign Securities Fund - Class 2 is long-term capital growth.
   /10/ The Fund type for Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares is long-term growth of capital.
   /11/ The Fund type for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares is long-term growth of capital and dividend income.
   /12/ The Fund type for Neuberger Berman AMT Partners Portfolio is mid to large cap value.
   /13/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.
   /14/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
   /15/ The Fund type for VALIC Co. I. Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

     * Effective December 16, 2005, the JPMorgan Mid Cap Value Portfolio is no longer available as a variable investment option under new Policies. Policy Owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose.
     **  "VALIC" means The Variable Annuity Life Insurance Company.
     *** "Vanguard" is a trademark of The Vanguard Group, Inc.

       From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 42.

   We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

GUARANTEED ACCOUNT VALUE

   On any VALUATION DATE, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Separate Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the

Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a death benefit option, Face Amount, planned periodic premiums and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

DEATH BENEFITS

   Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

   Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 42.

   Your death benefit. You must choose one of the two death benefit options at the time we issue your Policy.

   .   Level Death Benefit Option; or

   .   Increasing Death Benefit Option.

   For the Level Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount plus the Account Value; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

   .   satisfactory proof of the Insured's death; and

   .   the Policy.

   Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

   We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

   Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

   . the amount of the death benefit determined according to the death benefit option selected; minus

   .   the Outstanding Loan, if any, and accrued loan interest; minus

   .   any overdue monthly deductions if the Insured dies during a Grace Period.

TAX QUALIFICATION OPTIONS

   Section 7702 of the CODE provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

   Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the ATTAINED AGE, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

   The two tax qualification options are:

   .   Guideline Premium/Cash Value Corridor Test.

   .   Cash Value Accumulation Test.

   You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

CHANGES IN DEATH BENEFIT OPTIONS

   If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

   How to request a change. You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

   If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

   If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

   Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

   The change will take effect on the next MONTHLY ANNIVERSARY that coincides with or next follows the date we approve your request.

   Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 49 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

PREMIUM PAYMENTS

   The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

   Restrictions on Premium. We may not accept any premium payment:

   .   If it is less than $50;

   . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

   . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

   Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

   Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

   You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

   At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

   Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

   Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

   Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

   Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

   . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

   . of any combination of the following - you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

   Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

   We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

   The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

   If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

   If your Policy lapses with an Outstanding Loan you may have taxable income.

   Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

   For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

   Allocation Rules. Your allocation instructions must meet the following requirements:

   .   Each allocation percentage must be a whole number;

   .   Any allocation to a subaccount must be at least 5%; and

   .   the sum of your allocations must equal 100%.

   Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the POLICY DATE. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

   Future Premium Payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

    .  The returns earned by the subaccounts you select.

    .  Interest credited on amounts allocated to the Guaranteed Account.

   We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

   Premium Payments and Transaction Requests in Good Order. We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 36 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

DETERMINING THE ACCOUNT VALUE

   On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

   On each Valuation Date thereafter, your Account Value is equal to:

    .  Your Account Value held in the subaccounts; and

    .  Your Account Value held in the Guaranteed Account.

   Your Account Value will reflect:

    .  the premiums you pay;

    .  the returns earned by the subaccounts you select;

    .  the interest credited on amounts allocated to the Guaranteed Account;

    .  any loans or partial surrender; and

    .  the Policy expenses we deduct.

ACCOUNT VALUE IN THE SUBACCOUNTS

   We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

   The number of subaccount accumulation units we credit to your Policy will:

    . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount; or

    . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

   Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior VALUATION PERIOD multiplied by the Net Investment Factor for the current Valuation Period.

   Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

   Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

    .  the total of all Net Premium, allocated to the Guaranteed Account, plus

    .  any amounts transferred to the Guaranteed Account, plus

    . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

    .  the amount of any transfers from the Guaranteed Account, less

    . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

    . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

    .  the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

   Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

   Cash Surrender Value. The CASH SURRENDER VALUE on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

   Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

    .  the Cash Surrender Value, less

    .  the Outstanding Loan on that date.

TRANSFERS

   You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

    . Minimum amount of transfer - You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

    . Form of transfer request - You must make a written request unless you have established prior authorization to make transfers by other means we make available;

    . Transfers from the Guaranteed Account - The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

   Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

DOLLAR COST AVERAGING

   Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

   If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

   There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

   Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

    . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

    . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

   We will stop processing automatic transfers if:

    .  The funds in the Money Market subaccount have been depleted;

    . We receive your written request at our Administrative Center to cancel future transfers;

    .  We receive notification of death of the Insured; or

    .  Your Policy goes into the Grace Period.

   Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

MARKET TIMING

The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy Owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

   We are required to monitor the Policies to determine if a Policy Owner requests:

    . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

    . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

    . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

    . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Policy Owner requests an exchange out of any variable investment option into the money market investment option, and

     (2) the same Policy Owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

     (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

CHANGING THE FACE AMOUNT OF INSURANCE

   Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

   Increases in Face Amount. Any request for an increase:

    .  Must be for at least $10,000;

    . May not be requested in the same Policy year as another request for an increase; and

    .  May not be requested after the Insured is Attained Age 65.

   A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decreases in Face Amount. Any request for a decrease:

    .  Must be at least $5,000;

    . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

    . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

   Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

   Fund Pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

   Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

    . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

    . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

    . If you exercise the right to return your Policy described on page 7 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mailed it to us, the day it is postmarked; and

    . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
       Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   You will receive a confirmation within seven days of the transaction of:

    .  the receipt of any premium;

    .  any change of allocation of premiums;

    .  any transfer between subaccounts;

    .  any loan, interest repayment, or loan repayment;

    .  any partial surrender;

    . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

    .  any exercise of your right to cancel;

    .  an exchange of the Policy;

    .  full surrender of the Policy.

   Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Separate Account.

                              POLICY TRANSACTIONS

   The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 24. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

   Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

   You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

   Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

   Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

   Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

   When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

   Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

   In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

   If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

   If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

   Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

    . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

    .  accrued interest not yet due.

   Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

MATURITY OF YOUR POLICY

   If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

TAX CONSIDERATIONS

   Please refer to "Federal Income Tax Considerations" on page 49 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

   Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

   Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Separate Account, if:

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable; or

    .  the SEC by order so permits for the protection of investors.

   Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

    . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

    . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

    . operate Separate Account under the direction of a committee or discharge such a committee at any time;

    . operate Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. See "Rate Classes for Insureds" on page 43.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   Expenses or risks. USL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Periodically, we will deduct expenses related to your Policy. We will deduct these:

    .  from premium, Account Value and from subaccount assets; and

    .  upon certain transactions.

   The amounts of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

DEDUCTIONS FROM PREMIUM

   We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

   The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

   We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

   In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

   Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

   We will deduct charges on each Monthly Anniversary for:

    .  the administration of your Policy;

    .  the cost of insurance for your Policy; and

    .  the cost associated with mortality and expense risks.

   Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

   Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

   Deductions and Money Market Subaccounts. During periods of low short-term interest rates, and in part due to deductions that are assessed as frequently as daily, the yield of the Money Market subaccount may become extremely low and possibly negative. If the daily dividends paid by the underlying Fund for the Money Market subaccount are less than the deductions, the Money Market subaccount's unit value will decrease. In the case of negative yields, your accumulation value in the Money Market subaccount will lose value.

NET AMOUNT AT RISK

   The Net Amount at Risk is calculated as (a) minus (b) where:

     (a) is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

     (b) is the current total Account Value.

   However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

   Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

    .  nonsmoker

    .  smoker

    .  substandard for those involving a higher mortality risk

   At our discretion we may offer this Policy on a guaranteed issue basis.

   We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

   If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

   In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

   The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

   Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

   Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS-

   Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

   We will, however, issue the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

DEDUCTION FROM SEPARATE ACCOUNT ASSETS

   Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1% of Separate Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1% of your Account Value in the subaccounts for the duration of your Policy.

   The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all policies. USL receives this charge to pay for these mortality and expense risks.

DEDUCTIONS UPON POLICY TRANSACTIONS

   Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. USL receives this charge to help pay for the expense of making the requested transfer.

   Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. USL receives this charge to help recover sales expenses.

   Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

     (a) is equal to the Face Amount divided by $1,000;

     (b) is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

     (c) is a factor based on the Policy year when the surrender occurs as described in the following table:

                              POLICY YEAR  FACTOR
                              -----------  ------
                                  1         100%
                                  2         100%
                                  3         100%
                                  4         100%
                                  5         100%
                                  6          90%
                                  7          80%
                                  8          70%
                                  9          60%
                                 10          50%
                                 11          40%
                                 12          30%
                                 13          20%
                                 14          10%
                                 15+          0%

   A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

   Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

   Partial Surrender Charge. We may deduct a partial surrender charge:

    .  upon a partial surrender; and

    .  if you decrease your Policy's Face Amount.

   We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

   Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

   Partial Surrender Processing Fee. We reserve the right to deduct an administrative processing fee upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

   Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                            OTHER POLICY PROVISIONS

RIGHT TO EXCHANGE

   You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

    .  within 24 months after the Issue Date while the Policy is in force; or

    .  within 24 months of any increase in Face Amount of the Policy; or

    . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

   When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

    . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   USL may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your USL representative about our other policies.

ACCOUNT VALUE

   Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 42 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 20 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 42 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

   The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by Separate Accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

   We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

   The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                        POLICY LAPSE AND REINSTATEMENT

REINSTATEMENT

   If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

    . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

    .  Provide evidence of insurability satisfactory to us;

    . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
       (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

    .  Repay or reinstate any loan which existed on the date the Policy ended.

   The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

   We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                       FEDERAL INCOME TAX CONSIDERATIONS

   The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Internal Revenue Code (the "Code") will change. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

TAX STATUS OF THE POLICY

   A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

USL

   We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL B, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we have entered into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL B may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL B, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL B. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

TAX TREATMENT OF THE POLICY

   Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

   With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

   With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in
Section 7702. Thus, it is not clear that such a Policy would satisfy
Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

   If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under Section 7702.

   As of January 1, 2009 all new life insurance policies are required to use the updated 2001 CSO tables for Internal Revenue Code 7702 and 7702A compliance. If no material non-contractual changes are made to the Policy, the maximum guaranteed cost of insurance rates for this policy will remain based on the 1980 Commissioners' Standard Ordinary mortality and morbidity tables.

TAX TREATMENT OF POLICY BENEFITS IN GENERAL

   This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

PRE-DEATH DISTRIBUTION

   The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

    . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

    . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

    . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

    . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

    . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

    . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

    . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

INTEREST ON LOANS

   Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

POLICY EXCHANGES AND MODIFICATIONS

   Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary. You should consult your own competent, professional tax advisor if you have any questions.

WITHHOLDING

   We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number on the appropriate forms. Special withholding rules apply to payments made to non-resident aliens.

   You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS

   Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

POSSIBLE CHARGE FOR USL'S TAXES

   At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policy.

                               LEGAL PROCEEDINGS

   USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of USL and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on USL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of USL, the Separate Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware, 19801 or call us at 1-302-575-5245. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, USL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Separate Account and Guaranteed Account attributable to your Policy.

Administrative Center. 405 King Street, 4th Floor, Wilmington, Delaware 19801.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Separate Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Separate Account. Separate Account USL B, a separate investment account of ours.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

                                  APPENDIX A

                       MAXIMUM INITIAL SURRENDER CHARGE
                  PER $1,000 OF INITIAL SPECIFIED FACE AMOUNT

ISSUE AGE                    SEX             SMOKER STATUS     SURRENDER CHARGE
---------            -------------------  -------------------  ----------------
   25                       Male               Nonsmoker            $14.00
   35                       Male               Nonsmoker             17.00
   45                       Male               Nonsmoker             24.00
   55                       Male               Nonsmoker             35.00
   65                       Male               Nonsmoker             36.00
   75                       Male               Nonsmoker             37.00
   25                       Male                Smoker               16.00
   35                       Male                Smoker               21.00
   45                       Male                Smoker               29.00
   55                       Male                Smoker               37.00
   65                       Male                Smoker               37.00
   75                       Male                Smoker               38.00
   25                      Female              Nonsmoker             13.00
   35                      Female              Nonsmoker             16.00
   45                      Female              Nonsmoker             21.00
   55                      Female              Nonsmoker             30.00
   65                      Female              Nonsmoker             36.00
   75                      Female              Nonsmoker             36.00
   25                      Female               Smoker               14.00
   35                      Female               Smoker               18.00
   45                      Female               Smoker               24.00
   55                      Female               Smoker               33.00
   65                      Female               Smoker               36.00
   75                      Female               Smoker               37.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO]                                                         PRIVACY NOTICE
-------------------------------------------------------------------------------
American General Life Companies knows   .  We have physical, electronic, and
that your privacy is important. You        procedural safeguards in place
have received this notice as required      that were designed to protect
by law and because you are now or may      Nonpublic Personal Information.
be a customer of one of our
companies. This notice will advise      .  We do not share Nonpublic Personal
you of the types of Nonpublic              Information about you except as
Personal Information we collect, how       allowed by law.
we use it, and what we do to protect
your privacy.                           .  We may disclose all types of
                                           Nonpublic Personal Information
"Nonpublic Personal Information"           that we collect, including
refers to personally identifiable          information regarding your
information that is not available to       transactions or experiences with
the public.                                us, when needed, to:

"Employees, Representatives, Agents,      (i) Our Employees, Representatives,
and Selected Third Parties" refers to     Agents, and Selected Third Parties,
individuals or entities who act on        as permitted by law; or
our behalf.
                                          (ii) other organizations with which
..  Our Employees, Representatives,        we have joint marketing agreements
   Agents, and Selected Third Parties     as permitted by law.
   may collect Nonpublic Personal
   Information about you, including     .  The types of companies and persons
   information:                            to whom we may disclose Nonpublic
                                           Personal Information as permitted
    -  Given to us on applications or      by law include: banks; attorneys;
       other forms;                        trustees; third-party
                                           administrators; insurance agents;
    -  About transactions with us,         insurance companies; insurance
       our affiliates, or third            support organizations; credit
       parties;                            reporting agencies; registered
                                           broker- dealers; auditors;
    -  From others, such as credit         regulators; and reinsurers.
       reporting agencies, employers,
       and federal and state agencies.  .  We do not share your Nonpublic
                                           Personal Health Information unless
..  The types of Nonpublic Personal         authorized by you or allowed by
   Information we collect depends on       law.
   the products we offer to you and
   may include your: name; address;     .  Our privacy policy applies, to the
   Social Security Number; account         extent required by law, to our
   balances; income; assets;               agents and representatives when
   insurance premiums; coverage and        they are acting on behalf of
   beneficiaries; credit reports;          American General Life Companies.
   marital status; and payment
   history. We may also collect         .  You will be notified if our
   Nonpublic Personal Health               privacy policy changes.
   Information, such as medical
   reports, to underwrite insurance     .  Our privacy policy applies to
   policies, process claims, or for        current and former customers.
   other related functions.
                                        THIS PRIVACY NOTICE IS PROVIDED FOR
..  We restrict access to Nonpublic      YOUR INFORMATION ONLY. YOU DO NOT
   Personal Information to those        NEED TO CALL OR TAKE ANY ACTION.
   Employees, Representatives,
   Agents, or Selected Third Parties
   who provide products or services
   to you and who have been trained
   to handle Nonpublic Personal
   Information as described in this
   Notice.

..  We have policies and procedures
   that direct our Employees,
   Representatives, Agents and
   Selected Third Parties acting for
   us, on how to protect and use
   Nonpublic Personal Information.
-------------------------------------------------------------------------------

This Privacy Notice is provided on      CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:      RESIDENTS ONLY:
AGC Life Insurance Company, AIG Life
of Bermuda, Ltd., AIG Premier           Following the law of your state, we
Insurance Company, American General     will not disclose nonpublic personal
Assurance Company, American General     financial information about you to
Equity Services Corporation, American   nonaffiliated third parties (other
General Indemnity Company, American     than as permitted by law) unless you
General Life and Accident Insurance     authorize us to make that disclosure.
Company, American General Life          Your authorization must be in
Insurance Company, American General     writing. If you wish to authorize us
Property Insurance Company, Delaware    to disclose your nonpublic personal
American Life Insurance Company, The    financial information to
United States Life Insurance Company    nonaffiliated third parties, you may
in the City of New York, American       write to us at: American General Life
General Life Insurance Company of       Companies Service Center, P.O. Box
Delaware, American General Life         4373, Houston, Texas 77210-4373.
Insurance of Bermuda, Ltd.
                                        (C) 2011 American International
                                        Group, Inc. All rights reserved.





















                                                          AGLC0375-STF Rev 0111

[LOGO OF AMERICAN GENERAL LIFE COMPANIES]  THE UNITED STATES LIFE INSURANCE COMPANY
                                                            IN THE CITY OF NEW YORK

For additional information about the Executive Advantage Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 2, 2011. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware 19801 or call us at 1-302-575-5245. You may also obtain the SAI from your USL representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
One World Financial Center, 200 Liberty Street, New York, New York 10281

EXECUTIVE ADVANTAGE GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
Policy Form Number     21GVULD997NY (sex distinct)
Endorsement Form Number 23GVUL08 (sex distinct)
MERGER ENDORSEMENT FORM NUMBER L8204-AIL-NY

Available only in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by USL are its responsibility. USL is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL.

(C) 2011. All rights reserved                        ICA File No. 811-04865-01

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL B

                            EXECUTIVE ADVANTAGE(R)

       GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

            405 KING STREET, 4TH FLOOR, WILMINGTON, DELAWARE 19801

                           TELEPHONE: 1-302-575-5245

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 2, 2011

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL B (the "Separate Account" or "Separate Account USL B") dated May 2, 2011, describing the Executive Advantage group flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The description of the Policy or Policies in the related prospectus is fully applicable to your certificate and the use of the word "Policy" or "Policies" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION...................................................  3

   USL................................................................  3
   Separate Account USL B.............................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa............  3

SERVICES..............................................................  4

DISTRIBUTION OF THE POLICIES..........................................  5

PERFORMANCE INFORMATION...............................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES.............................  6

       Gender neutral policies........................................  6
       Cost of insurance rates........................................  7
       Special purchase plans.........................................  7
       Underwriting procedures and cost of insurance charges..........  7
       Certain arrangements...........................................  7
   Guaranteed Investment Option.......................................  7
   Adjustments to Death Benefit.......................................  8
       Suicide........................................................  8
       Wrong age or gender............................................  8
       Death during grace period......................................  8

ACTUARIAL EXPERT......................................................  8

MATERIAL CONFLICTS....................................................  9

FINANCIAL STATEMENTS..................................................  9

   USL Separate Account USL B Financial Statements....................  9
   USL Financial Statements........................................... 10
   National Union Statutory Basis Financial Statements................ 10
   Other Financial Statements......................................... 10
   American International Group, Inc. Financial Information........... 10

INDEX TO FINANCIAL STATEMENTS......................................... 11

   USL Separate Account USL B Financial Statements.................... 11
   USL Financial Statements........................................... 11
   National Union Statutory Basis Financial Statements................ 11
   AI Life Financial Statements....................................... 12
   USL Financial Statements........................................... 12

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL. The commitments under the Contracts are USL's, and American International Group, Inc. has no legal obligation to back those commitments.

   On December 31, 2010, an affiliate of USL, American International Life Assurance Company of New York ("AI Life") merged with USL (the "Merger"). Prior to this date, the Contracts were issued by AI Life.

SEPARATE ACCOUNT USL B

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL B. Separate Account USL B is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2010, the Separate Account was a separate account of AI Life, created on June 5, 1986, under New York law. On December 31, 2010, and in conjunction with the merger of USL and AI Life, the Separate Account was transferred to and became a Separate Account of USL under New York law.

   For record keeping and financial reporting purposes, Separate Account USL B is divided into 69 separate "divisions," 39 of which are available under the Policies offered by the prospectus as variable "investment options" (one of these 39 investment options is not available to all Policy owners). Eight of these 39 divisions and the remaining 30 divisions are offered under other USL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL B are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of USL.

                                   SERVICES

   USL and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. may provide services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2010, 2009 and 2008, USL paid AGLC for these services $95,355,628, $121,543,754 and $146,282,821 respectively.

   AI Life maintained a services agreement with AGLC prior to the Merger. During 2010, 2009 and 2008, AI Life paid AGLC for these services $17,198,169, $18,211,879 and $14,063,672, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

    . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

    . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

    . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

    . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

    . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

    . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

    . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

   Target Premium is the maximum amount of premium to which the first year commission rate applies.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL B in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

ADJUSTMENTS TO DEATH BENEFIT

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an investment portfolio changes; or

    . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account USL B and USL. PwC is also the independent registered public accounting firm of AIG and National Union.

USL SEPARATE ACCOUNT USL B FINANCIAL STATEMENTS

   The financial statements of Separate Account USL B as of December 31, 2010 and for each of the two years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

USL FINANCIAL STATEMENTS

   The financial statements of USL as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of National Union as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER FINANCIAL STATEMENTS

   The following financial statements are also provided in this SAI in connection with the merger of AI Life into and with USL on December 31, 2010. These financial statements will not appear in future filings.

   The balance sheets of AI Life as of December 31, 2009 and 2008 and the related statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows for each of the three years in the period ended
December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   The balance sheets of USL as of December 31, 2009 and 2008 and the related statements of income (loss), comprehensive income (loss), shareholder's equity and cash flows for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

   The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   American International Group, Inc. does not underwrite any insurance policy referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Policies.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union as a guarantor under a guarantee agreement to meet its obligations under Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

I.  USL Separate Account USL B Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2010
Statement of Operations for the year ended December 31, 2010
Statement of Changes in Net Assets for the years ended December 31, 2010 and 2009, except as indicated
Notes to Financial Statements

II. USL Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2010 and 2009
Statement of Income (Loss) for the years ended December 31, 2010, 2009 and 2008 Statement of Comprehensive Income (Loss) for the years ended December 31, 2010, 2009 and 2008
Statement of Shareholder's Equity for the years ended December 31, 2010, 2009 and 2008
Statement of Cash Flows for the years ended December 31, 2010, 2009 and 2008 Notes to Financial Statements

III.National Union Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2010 and 2009
Statements of Liabilities, Capital and Surplus as of December 31, 2010 and 2009 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2010, 2009 and 2008
Statements of Cash Flow for the years ended December 31, 2010, 2009 and 2008 Notes to Statutory Basis Financial Statements

IV. AI Life Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2009 and 2008
Statements of Income (Loss) for the years ended December 31, 2009, 2008 and 2007 Statements of Comprehensive Income (Loss) for the years ended December 31,
2009, 2008 and 2007
Statements of Shareholder's Equity for the years ended December 31, 2009, 2008 and 2007
Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007 Notes to Financial Statements

V.  USL Financial Statements

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2009 and 2008
Statement of Income (Loss) for the years ended December 31, 2009, 2008 and 2007 Statement of Comprehensive Income (Loss) for the years ended December 31, 2009, 2008 and 2007
Statement of Shareholder's Equity for the years ended December 31, 2009, 2008 and 2007
Statement of Cash Flows for the years ended December 31, 2009, 2008 and 2007 Notes to Financial Statements

[LOGO] American General Life Companies

                                                         Separate Account USL B
                                              Variable Universal Life Insurance

                                                                           2010

                                                                  Annual Report

                                                              December 31, 2010

               The United States Life Insurance Company in the City of New York

[LOGO] PRICEWATERHOUSECOOPERS LLP


                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of The United States Life Insurance Company in the City of New York and Policy Owners of The United States Life Insurance Company in the City of New York Separate Account USL B

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL B at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of The United States Life Insurance Company in the City of New York; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2010 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLC



Houston, Texas
April 29, 2011

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF NET ASSETS
DECEMBER 31, 2010

                                                                         Investment       Due from (to) American
                                                                       securities - at International Life Assurance
Sub-accounts                                                             fair value        Company of New York      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A           $   26,628                $ -              $   26,628
AllianceBernstein Global Thematic Growth Portfolio - Class A                235,397                  1                 235,398
AllianceBernstein Growth and Income Portfolio - Class A                     506,667                  1                 506,668
AllianceBernstein Growth Portfolio - Class A                                459,157                  -                 459,157
AllianceBernstein Large Cap Growth Portfolio - Class A                      155,837                  -                 155,837
AllianceBernstein Real Estate Investment Portfolio - Class A                  1,653                  -                   1,653
AllianceBernstein Small Cap Growth Portfolio - Class A                      131,826                  -                 131,826
American Century VP Capital Appreciation Fund - Class I                       3,041                 (1)                  3,040
American Century VP Income & Growth Fund - Class I                           14,262                 (1)                 14,261
Anchor Series Trust Capital Appreciation Portfolio - Class 1                 36,479                  -                  36,479
Anchor Series Trust Growth Portfolio - Class 1                               27,742                  -                  27,742
Anchor Series Trust Natural Resources Portfolio - Class 1                    15,928                  -                  15,928
Dreyfus Stock Index Fund, Inc. - Initial Shares                             759,851                 (1)                759,850
Fidelity VIP Asset Manager Portfolio - Initial Class                        625,321                  -                 625,321
Fidelity VIP Contrafund Portfolio - Initial Class                         1,379,163                  1               1,379,164
Fidelity VIP Growth Portfolio - Initial Class                               935,111                  1                 935,112
Fidelity VIP High Income Portfolio - Initial Class                          226,441                  -                 226,441
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                184,614                  -                 184,614
Fidelity VIP Money Market Portfolio - Initial Class                         249,088                  -                 249,088
Fidelity VIP Overseas Portfolio - Initial Class                             125,786                  -                 125,786
Franklin Templeton Templeton Developing Markets Securities Fund -
  Class 2                                                                    45,512                  -                  45,512
Franklin Templeton Templeton Foreign Securities Fund - Class 2            1,144,182                  -               1,144,182
Invesco V.I. Capital Appreciation Fund - Series I                            99,348                  -                  99,348
Invesco V.I. International Growth Fund - Series I                           143,224                  -                 143,224
Invesco Van Kampen V.I. Mid Cap Value Fund - Series I                       129,662                  -                 129,662
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                        1,072                  -                   1,072
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                  821,547                  -                 821,547
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                 574,028                  -                 574,028
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                      2,004                  -                   2,004
Neuberger Berman AMT Partners Portfolio - Class I                             1,359                  -                   1,359
Oppenheimer Global Securities Fund/VA - Non-Service Shares                   11,067                  -                  11,067
Oppenheimer Main Street Fund/VA - Non-Service Shares                         22,811                 (1)                 22,810
PIMCO VIT High Yield Portfolio - Administrative Class                       277,455                 40                 277,495
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class      1,125,210                  1               1,125,211
PIMCO VIT Short-Term Portfolio - Administrative Class                         5,796                  -                   5,796
SunAmerica Aggressive Growth Portfolio - Class 1                              1,214                  -                   1,214
SunAmerica Alliance Growth Portfolio - Class 1                               10,785                 (1)                 10,784
SunAmerica Balanced Portfolio - Class 1                                       1,054                  -                   1,054
SunAmerica Global Bond Portfolio - Class 1                                   23,427                  -                  23,427
SunAmerica Growth-Income Portfolio - Class 1                                 17,582                  -                  17,582
SunAmerica Mid-Cap Growth Portfolio - Class 1                                 3,217                 (1)                  3,216
VALIC Company I Mid Cap Index Fund                                            5,891                  -                   5,891
VALIC Company I Small Cap Index Fund                                         61,982                 (1)                 61,981
Van Eck VIP Emerging Markets Fund - Initial Class                           144,154                  -                 144,154
Van Eck VIP Global Hard Assets Fund - Initial Class                         120,032                  -                 120,032
Vanguard VIF Total Stock Market Index Portfolio                             764,265                  -                 764,265

                            See accompanying notes.

                                   VA B - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

                                             A           B          A+B=C         D             E             F         C+D+E+F
                                                                                                                        INCREASE
                                                                                                                       (DECREASE)
                                                   Mortality and                                        Net change in    IN NET
                                         Dividends  expense risk     NET     Net realized Capital gain    unrealized     ASSETS
                                           from         and       INVESTMENT gain (loss)  distributions  appreciation  RESULTING
                                          mutual   administrative   INCOME        on       from mutual  (depreciation)    FROM
Sub-accounts                               funds      charges       (LOSS)   investments      funds     of investments OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A            $   637     $  (218)     $   419     $     48      $     -       $  1,817     $  2,284
AllianceBernstein Global Thematic
  Growth Portfolio - Class A                4,630      (1,912)       2,718        5,570            -         26,131       34,419
AllianceBernstein Growth and Income
  Portfolio - Class A                           -      (4,387)      (4,387)     (41,021)           -         99,401       53,993
AllianceBernstein Growth Portfolio -
  Class A                                   1,159      (3,792)      (2,633)      (1,220)           -         59,740       55,887
AllianceBernstein Large Cap Growth
  Portfolio - Class A                         679      (1,250)        (571)         752            -         12,886       13,067
AllianceBernstein Real Estate
  Investment Portfolio - Class A               21         (11)          10          (16)           -            354          348
AllianceBernstein Small Cap Growth
  Portfolio - Class A                           -      (1,034)      (1,034)      (1,445)           -         38,085       35,606
American Century VP Capital
  Appreciation Fund - Class I                   -         (20)         (20)          83            -            659          722
American Century VP Income & Growth
  Fund - Class I                              200         (97)         103         (152)           -          1,717        1,668
Anchor Series Trust Capital
  Appreciation Portfolio - Class 1             42        (235)        (193)         (56)           -          6,829        6,580
Anchor Series Trust Growth Portfolio -
  Class 1                                     178        (186)          (8)        (375)           -          3,683        3,300
Anchor Series Trust Natural Resources
  Portfolio - Class 1                         124        (102)          22           72          890          1,152        2,136
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                           13,162      (6,496)       6,666          202            -         87,830       94,698
Fidelity VIP Asset Manager Portfolio -
  Initial Class                            10,066      (5,276)       4,790        5,433        3,039         61,579       74,841
Fidelity VIP Contrafund Portfolio -
  Initial Class                            15,705      (9,719)       5,986      (19,245)         572        206,876      194,189
Fidelity VIP Growth Portfolio - Initial
  Class                                     2,311      (7,307)      (4,996)       5,539        2,780        171,226      174,549
Fidelity VIP High Income Portfolio -
  Initial Class                            16,870      (2,026)      14,844       (2,658)           -         14,691       26,877
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class                 6,461      (1,594)       4,867         (211)       1,969          4,933       11,558
Fidelity VIP Money Market Portfolio -
  Initial Class                               461      (2,280)      (1,819)           -          157              -       (1,662)
Fidelity VIP Overseas Portfolio -
  Initial Class                             1,624      (1,015)         609        1,221          221         10,184       12,235
Franklin Templeton Templeton Developing
  Markets Securities Fund - Class 2           654        (306)         348         (829)           -          7,011        6,530
Franklin Templeton Templeton Foreign
  Securities Fund - Class 2                19,794      (7,902)      11,892        4,750            -         63,296       79,938
Franklin Templeton Templeton Global
  Asset Allocation Fund - Class 1             707         (32)         675       (7,405)       1,047          6,163          480
Invesco V.I. Capital Appreciation Fund
  - Series I                                  682        (777)         (95)        (314)           -         13,210       12,801
Invesco V.I. International Growth Fund
  - Series I                                3,026      (1,167)       1,859        5,385            -          8,001       15,245
Invesco Van Kampen V.I. Mid Cap Value
  Fund - Series I                           1,091        (887)         204       (6,148)           -         29,200       23,256
JPMorgan Insurance Trust Core Bond
  Portfolio - Class 1                          36          (8)          28            -            -             48           76
JPMorgan Insurance Trust Mid Cap Value
  Portfolio - Class 1                       8,546      (5,474)       3,072        5,863            -        143,244      152,179
JPMorgan Insurance Trust Small Cap Core
  Portfolio - Class 1                           -      (3,733)      (3,733)      (5,325)           -        128,986      119,928
JPMorgan Insurance Trust U.S. Equity
  Portfolio - Class 1                          16         (14)           2           66            -            158          226
Neuberger Berman AMT Partners Portfolio
  - Class I                                     8          (9)          (1)        (191)           -            368          176
Neuberger Berman AMT Short Duration
  Bond Portfolio - Class I                    772         (90)         682       (1,568)           -          1,624          738
Oppenheimer Global Securities Fund/VA -
  Non-Service Shares                          137         (74)          63         (113)           -          1,514        1,464
Oppenheimer Main Street Fund/VA - Non-
  Service Shares                              222        (156)          66           24            -          2,934        3,024
PIMCO VIT High Yield Portfolio -
  Administrative Class                     19,232      (1,986)      17,246         (446)           -         16,901       33,701
PIMCO VIT Long-Term U.S. Government
  Portfolio - Administrative Class         41,784      (8,502)      33,282          979       24,174         53,787      112,222
PIMCO VIT Short-Term Portfolio -
  Administrative Class                         50         (44)           6            4            9             61           80
SunAmerica Aggressive Growth Portfolio
  - Class 1                                     -          (7)          (7)           -            -            206          199
SunAmerica Alliance Growth Portfolio -
  Class 1                                      84         (74)          10           20            -            883          913
SunAmerica Balanced Portfolio - Class 1       216         (68)         148           51            -            582          781
SunAmerica Global Bond Portfolio -
  Class 1                                     967        (170)         797           27          425            (20)       1,229

                            See accompanying notes.

                                   VA B - 3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2010

                                             A           B          A+B=C         D            E             F         C+D+E+F
                                                                                                                       INCREASE
                                                                                                       Net change in  (DECREASE)
                                                   Mortality and                 Net                     unrealized     IN NET
                                         Dividends  expense risk     NET      realized   Capital gain   appreciation    ASSETS
                                           from         and       INVESTMENT gain (loss) distributions (depreciation) RESULTING
                                          mutual   administrative   INCOME       on       from mutual        of          FROM
Sub-accounts                               funds      charges       (LOSS)   investments     funds      investments   OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
SunAmerica Growth-Income Portfolio -
  Class 1                                 $   152     $  (118)      $   34     $  (153)     $     -       $ 1,792      $  1,673
SunAmerica Mid-Cap Growth Portfolio -
  Class 1                                       -         (20)         (20)         10            -           640           630
VALIC Company I Mid Cap Index Fund             56         (39)          17        (106)           -         1,299         1,210
VALIC Company I Small Cap Index Fund          503        (409)          94      (1,650)           -        14,409        12,853
Van Eck VIP Emerging Markets Fund -
  Initial Class                               696      (1,114)        (418)     (7,623)           -        37,917        29,876
Van Eck VIP Global Hard Assets Fund -
  Initial Class                               303        (813)        (510)      4,225            -        22,892        26,607
Vanguard VIF Total Stock Market Index
  Portfolio                                12,880      (5,166)       7,714      (6,255)      15,247        90,533       107,239

                            See accompanying notes.

                                   VA B - 4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                 Sub-accounts
                                                   ------------------------------------------------------------------------
                                                   AllianceBernstein AllianceBernstein  AllianceBernstein  AllianceBernstein
                                                    Balanced Wealth   Global Thematic       Growth and          Growth
                                                       Strategy      Growth Portfolio - Income Portfolio -    Portfolio -
                                                      Portfolio -         Class A            Class A            Class A
                                                        Class A
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                         $   419           $  2,718          $  (4,387)         $  (2,633)
   Net realized gain (loss) on investments                   48              5,570            (41,021)            (1,220)
   Capital gain distributions from mutual funds               -                  -                  -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                        1,817             26,131             99,401             59,740
                                                        -------           --------          ---------          ---------
Increase (decrease) in net assets resulting from
  operations                                              2,284             34,419             53,993             55,887
                                                        -------           --------          ---------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    5,563             24,992             20,333             46,934
   Cost of insurance                                     (4,166)           (21,481)           (49,064)           (41,537)
   Policy loans                                            (609)           (13,462)            (8,032)           (10,145)
   Death benefits                                             -               (298)                 -                  -
   Withdrawals                                                -            (14,356)           (39,186)           (17,282)
                                                        -------           --------          ---------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                    788            (24,605)           (75,949)           (22,030)
                                                        -------           --------          ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   3,072              9,814            (21,956)            33,857
NET ASSETS:
   Beginning of year                                     23,556            225,584            528,624            425,300
                                                        -------           --------          ---------          ---------
   End of year                                          $26,628           $235,398          $ 506,668          $ 459,157
                                                        =======           ========          =========          =========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                         $    31           $ (1,699)         $  15,445          $  (4,023)
   Net realized gain (loss) on investments                 (444)             6,690            (83,700)              (548)
   Capital gain distributions from mutual funds               -                  -                  -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                        4,852             73,666            155,360            127,653
                                                        -------           --------          ---------          ---------
Increase (decrease) in net assets resulting from
  operations                                              4,439             78,657             87,105            123,082
                                                        -------           --------          ---------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    5,575             20,828            (16,671)           (62,144)
   Cost of insurance                                     (3,955)           (21,314)           (56,360)           (46,733)
   Policy loans                                            (880)           (13,709)           (11,850)           (36,094)
   Death benefits                                             -                  -                  -                  -
   Withdrawals                                                -             (5,901)           (15,716)           (50,782)
                                                        -------           --------          ---------          ---------
Increase (decrease) in net assets resulting from
  principal transactions                                    740            (20,096)          (100,597)          (195,753)
                                                        -------           --------          ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   5,179             58,561            (13,492)           (72,671)
NET ASSETS:
   Beginning of year                                     18,377            167,023            542,116            497,971
                                                        -------           --------          ---------          ---------
   End of year                                          $23,556           $225,584          $ 528,624          $ 425,300
                                                        =======           ========          =========          =========

                            See accompanying notes.

                                   VA B - 5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  Sub-accounts
                                                   --------------------------------------------------------------------------
                                                   AllianceBernstein AllianceBernstein   AllianceBernstein  AllianceBernstein
                                                     Intermediate        Large Cap          Real Estate         Small Cap
                                                   Bond Portfolio -  Growth Portfolio -     Investment      Growth Portfolio -
                                                        Class A           Class A       Portfolio - Class A      Class A
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                         $     -           $   (571)           $    10            $ (1,034)
   Net realized gain (loss) on investments                    -                752                (16)             (1,445)
   Capital gain distributions from mutual funds               -                  -                  -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                            -             12,886                354              38,085
                                                        -------           --------            -------            --------
Increase (decrease) in net assets resulting from
  operations                                                  -             13,067                348              35,606
                                                        -------           --------            -------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        -             18,741                 (1)              4,517
   Cost of insurance                                          -            (17,003)              (116)            (10,915)
   Policy loans                                               -             (1,751)                 -              (4,112)
   Death benefits                                             -                  -                  -                   -
   Withdrawals                                                -               (274)                 -                  (6)
                                                        -------           --------            -------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                      -               (287)              (117)            (10,516)
                                                        -------           --------            -------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       -             12,780                231              25,090
NET ASSETS:
   Beginning of year                                          -            143,057              1,422             106,736
                                                        -------           --------            -------            --------
   End of year                                          $     -           $155,837            $ 1,653            $131,826
                                                        =======           ========            =======            ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                         $   (12)          $   (941)           $   201            $   (810)
   Net realized gain (loss) on investments                  (73)            (3,415)            (9,448)            (21,639)
   Capital gain distributions from mutual funds               -                  -                179                   -
   Net change in unrealized appreciation
     (depreciation) of investments                          245             43,835             10,359              52,012
                                                        -------           --------            -------            --------
Increase (decrease) in net assets resulting from
  operations                                                160             39,479              1,291              29,563
                                                        -------           --------            -------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   (3,997)            16,209                 (2)             37,598
   Cost of insurance                                          -            (17,467)              (497)             (9,777)
   Policy loans                                               -            (13,516)                 -              (4,265)
   Death benefits                                             -                  -                  -                   -
   Withdrawals                                                -             (5,774)            (8,009)            (26,315)
                                                        -------           --------            -------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                 (3,997)           (20,548)            (8,508)             (2,759)
                                                        -------           --------            -------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (3,837)            18,931             (7,217)             26,804
NET ASSETS:
   Beginning of year                                      3,837            124,126              8,639              79,932
                                                        -------           --------            -------            --------
   End of year                                          $     -           $143,057            $ 1,422            $106,736
                                                        =======           ========            =======            ========

                            See accompanying notes.

                                   VA B - 6

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                     Sub-accounts
                                                        ----------------------------------------------------------------------
                                                         AllianceBernstein     American    American Century    Anchor Series
                                                          Utility Income      Century VP     VP Income &       Trust Capital
                                                        Portfolio - Class A    Capital      Growth Fund -      Appreciation
                                                                             Appreciation      Class I      Portfolio - Class 1
                                                                            Fund - Class I
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                               $     -           $  (20)        $   103            $  (193)
   Net realized gain (loss) on investments                          -               83            (152)               (56)
   Capital gain distributions from mutual funds                     -                -               -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                                  -              659           1,717              6,829
                                                              -------           ------         -------            -------
Increase (decrease) in net assets resulting from
  operations                                                        -              722           1,668              6,580
                                                              -------           ------         -------            -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                              -                1             919                954
   Cost of insurance                                                -             (180)         (1,181)              (961)
   Policy loans                                                     -                -             (16)                 -
   Death benefits                                                   -                -               -                  -
   Withdrawals                                                      -                -             (67)                 -
                                                              -------           ------         -------            -------
Increase (decrease) in net assets resulting from
  principal transactions                                            -             (179)           (345)                (7)
                                                              -------           ------         -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             -              543           1,323              6,573
NET ASSETS:
   Beginning of year                                                -            2,497          12,938             29,906
                                                              -------           ------         -------            -------
   End of year                                                $     -           $3,040         $14,261            $36,479
                                                              =======           ======         =======            =======
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                               $    42           $    2         $   525            $  (176)
   Net realized gain (loss) on investments                       (314)              41            (886)              (136)
   Capital gain distributions from mutual funds                     -                -               -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                                356              638           2,175              7,917
                                                              -------           ------         -------            -------
Increase (decrease) in net assets resulting from
  operations                                                       84              681           1,814              7,605
                                                              -------           ------         -------            -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                         (1,039)              (1)            305              2,567
   Cost of insurance                                              (64)            (162)         (1,123)              (820)
   Policy loans                                                     -                -              (6)                 -
   Death benefits                                                   -                -               -                  -
   Withdrawals                                                      -                -          (1,370)                 -
                                                              -------           ------         -------            -------
Increase (decrease) in net assets resulting from
  principal transactions                                       (1,103)            (163)         (2,194)             1,747
                                                              -------           ------         -------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (1,019)             518            (380)             9,352
NET ASSETS:
   Beginning of year                                            1,019            1,979          13,318             20,554
                                                              -------           ------         -------            -------
   End of year                                                $     -           $2,497         $12,938            $29,906
                                                              =======           ======         =======            =======

                            See accompanying notes.

                                   VA B - 7

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                   Sub-accounts
                                                   ----------------------------------------------------------------------------
                                                      Anchor Series       Anchor Series      Dreyfus Stock    Fidelity VIP Asset
                                                      Trust Growth        Trust Natural    Index Fund, Inc. - Manager Portfolio
                                                   Portfolio - Class 1      Resources        Initial Shares    - Initial Class
                                                                       Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                          $    (8)            $    22           $   6,666           $  4,790
   Net realized gain (loss) on investments                  (375)                 72                 202              5,433
   Capital gain distributions from mutual funds                -                 890                   -              3,039
   Net change in unrealized appreciation
     (depreciation) of investments                         3,683               1,152              87,830             61,579
                                                         -------             -------           ---------           --------
Increase (decrease) in net assets resulting from
  operations                                               3,300               2,136              94,698             74,841
                                                         -------             -------           ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                       697                 377              71,624             54,847
   Cost of insurance                                        (579)               (390)            (73,490)           (51,094)
   Policy loans                                                -                   -             (19,462)            (4,288)
   Death benefits                                              -                   -                (298)              (299)
   Withdrawals                                                 -                   -             (53,572)           (27,643)
                                                         -------             -------           ---------           --------
Increase (decrease) in net assets resulting from
  principal transactions                                     118                 (13)            (75,198)           (28,477)
                                                         -------             -------           ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    3,418               2,123              19,500             46,364
NET ASSETS:
   Beginning of year                                      24,324              13,805             740,350            578,957
                                                         -------             -------           ---------           --------
   End of year                                           $27,742             $15,928           $ 759,850           $625,321
                                                         =======             =======           =========           ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                          $    77             $    47           $   7,949           $  8,774
   Net realized gain (loss) on investments                  (420)             (6,150)            (23,272)           (16,493)
   Capital gain distributions from mutual funds                -                 708              44,921                873
   Net change in unrealized appreciation
     (depreciation) of investments                         6,651              11,898             121,921            103,920
                                                         -------             -------           ---------           --------
Increase (decrease) in net assets resulting from
  operations                                               6,308               6,503             151,519             97,074
                                                         -------             -------           ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     2,144                (588)             68,243            199,256
   Cost of insurance                                        (510)               (576)            (79,617)           (46,679)
   Policy loans                                                -                   -             (26,275)            (8,174)
   Death benefits                                              -                   -                   -                  -
   Withdrawals                                                 -                (271)            (73,585)           (23,922)
                                                         -------             -------           ---------           --------
Increase (decrease) in net assets resulting from
  principal transactions                                   1,634              (1,435)           (111,234)           120,481
                                                         -------             -------           ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    7,942               5,068              40,285            217,555
NET ASSETS:
   Beginning of year                                      16,382               8,737             700,065            361,402
                                                         -------             -------           ---------           --------
   End of year                                           $24,324             $13,805           $ 740,350           $578,957
                                                         =======             =======           =========           ========

                            See accompanying notes.

                                   VA B - 8

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                      Fidelity VIP        Fidelity VIP     Fidelity VIP High     Fidelity VIP
                                                       Contrafund      Growth Portfolio -       Income            Investment
                                                   Portfolio - Initial   Initial Class    Portfolio - Initial     Grade Bond
                                                          Class                                  Class        Portfolio - Initial
                                                                                                                     Class
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                        $    5,986          $  (4,996)          $ 14,844            $  4,867
   Net realized gain (loss) on investments                (19,245)             5,539             (2,658)               (211)
   Capital gain distributions from mutual funds               572              2,780                  -               1,969
   Net change in unrealized appreciation
     (depreciation) of investments                        206,876            171,226             14,691               4,933
                                                       ----------          ---------           --------            --------
Increase (decrease) in net assets resulting from
  operations                                              194,189            174,549             26,877              11,558
                                                       ----------          ---------           --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     28,248             78,684             23,395              19,855
   Cost of insurance                                      (60,897)           (81,113)           (15,808)            (16,923)
   Policy loans                                              (511)               910            (23,503)                (14)
   Death benefits                                               -                  -               (300)                  -
   Withdrawals                                            (13,692)           (39,797)            (2,302)               (210)
                                                       ----------          ---------           --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                  (46,852)           (41,316)           (18,518)              2,708
                                                       ----------          ---------           --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   147,337            133,233              8,359              14,266
NET ASSETS:
   Beginning of year                                    1,231,827            801,879            218,082             170,348
                                                       ----------          ---------           --------            --------
   End of year                                         $1,379,164          $ 935,112           $226,441            $184,614
                                                       ==========          =========           ========            ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                        $    6,590          $  (3,621)          $ 13,835            $ 10,464
   Net realized gain (loss) on investments                (41,443)          (115,964)            (4,241)               (847)
   Capital gain distributions from mutual funds               296                625                  -                 575
   Net change in unrealized appreciation
     (depreciation) of investments                        360,407            305,834             59,794              11,091
                                                       ----------          ---------           --------            --------
Increase (decrease) in net assets resulting from
  operations                                              325,850            186,874             69,388              21,283
                                                       ----------          ---------           --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     56,379             16,966             10,477              69,013
   Cost of insurance                                      (62,790)           (84,204)           (15,528)            (16,694)
   Policy loans                                              (925)            (3,950)           (13,795)             (4,076)
   Death benefits                                               -                  -                  -                   -
   Withdrawals                                            (43,595)           (78,757)              (175)             (4,443)
                                                       ----------          ---------           --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                  (50,931)          (149,945)           (19,021)             43,800
                                                       ----------          ---------           --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   274,919             36,929             50,367              65,083
NET ASSETS:
   Beginning of year                                      956,908            764,950            167,715             105,265
                                                       ----------          ---------           --------            --------
   End of year                                         $1,231,827          $ 801,879           $218,082            $170,348
                                                       ==========          =========           ========            ========

                            See accompanying notes.

                                   VA B - 9

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                   Sub-accounts
                                                   ---------------------------------------------------------------------------
                                                      Fidelity VIP        Fidelity VIP          Franklin          Franklin
                                                      Money Market          Overseas           Templeton          Templeton
                                                   Portfolio - Initial Portfolio - Initial     Templeton      Templeton Foreign
                                                          Class               Class            Developing     Securities Fund -
                                                                                           Markets Securities      Class 2
                                                                                             Fund - Class 2
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                         $  (1,819)          $    609            $   348          $   11,892
   Net realized gain (loss) on investments                      -              1,221               (829)              4,750
   Capital gain distributions from mutual funds               157                221                  -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                              -             10,184              7,011              63,296
                                                        ---------           --------            -------          ----------
Increase (decrease) in net assets resulting from
  operations                                               (1,662)            12,235              6,530              79,938
                                                        ---------           --------            -------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     41,225              8,448                  2                   3
   Cost of insurance                                      (29,777)            (7,206)            (2,285)            (26,939)
   Policy loans                                            (1,239)              (768)                 -                   -
   Death benefits                                               -                  -                  -                   -
   Withdrawals                                            (10,888)           (24,685)                 -                   -
                                                        ---------           --------            -------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (679)           (24,211)            (2,283)            (26,936)
                                                        ---------           --------            -------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,341)           (11,976)             4,247              53,002
NET ASSETS:
   Beginning of year                                      251,429            137,762             41,265           1,091,180
                                                        ---------           --------            -------          ----------
   End of year                                          $ 249,088           $125,786            $45,512          $1,144,182
                                                        =========           ========            =======          ==========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                         $    (323)          $  1,566            $ 1,117          $   22,985
   Net realized gain (loss) on investments                      -             (9,180)            (1,716)             (1,449)
   Capital gain distributions from mutual funds                 -                376                131              36,840
   Net change in unrealized appreciation
     (depreciation) of investments                              -             35,570             18,068             232,708
                                                        ---------           --------            -------          ----------
Increase (decrease) in net assets resulting from
  operations                                                 (323)            28,332             17,600             291,084
                                                        ---------           --------            -------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     46,564              9,802                 (3)                 (4)
   Cost of insurance                                      (33,342)            (9,323)            (1,976)            (30,242)
   Policy loans                                            (6,219)                (8)                 -                   -
   Death benefits                                               -                  -                  -                   -
   Withdrawals                                           (123,639)            (8,398)                 -                   -
                                                        ---------           --------            -------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (116,636)            (7,927)            (1,979)            (30,246)
                                                        ---------           --------            -------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (116,959)            20,405             15,621             260,838
NET ASSETS:
   Beginning of year                                      368,388            117,357             25,644             830,342
                                                        ---------           --------            -------          ----------
   End of year                                          $ 251,429           $137,762            $41,265          $1,091,180
                                                        =========           ========            =======          ==========

                            See accompanying notes.

                                   VA B - 10

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                            Sub-accounts
                                                   --------------------------------------------------------------
                                                       Franklin      Invesco V.I.   Invesco V.I.    Invesco Van
                                                      Templeton         Capital     International Kampen V.I. Mid
                                                   Templeton Global  Appreciation   Growth Fund - Cap Value Fund -
                                                   Asset Allocation Fund - Series I   Series I        Series I
                                                    Fund - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                        $    675         $   (95)      $  1,859        $    204
   Net realized gain (loss) on investments               (7,405)           (314)         5,385          (6,148)
   Capital gain distributions from mutual funds           1,047               -              -               -
   Net change in unrealized appreciation
     (depreciation) of investments                        6,163          13,210          8,001          29,200
                                                       --------         -------       --------        --------
Increase (decrease) in net assets resulting from
  operations                                                480          12,801         15,245          23,256
                                                       --------         -------       --------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  (13,296)         14,301         14,961              (2)
   Cost of insurance                                       (218)         (9,708)        (9,410)         (6,679)
   Policy loans                                               -             (29)        (5,153)              -
   Death benefits                                             -               -              -               -
   Withdrawals                                                -            (104)           (23)              -
                                                       --------         -------       --------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                (13,514)          4,460            375          (6,681)
                                                       --------         -------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (13,034)         17,261         15,620          16,575
NET ASSETS:
   Beginning of year                                     13,034          82,087        127,604         113,087
                                                       --------         -------       --------        --------
   End of year                                         $      -         $99,348       $143,224        $129,662
                                                       ========         =======       ========        ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                        $    918         $  (163)      $    767        $    486
   Net realized gain (loss) on investments                 (404)         (2,392)        13,690          (9,286)
   Capital gain distributions from mutual funds             155               -              -               -
   Net change in unrealized appreciation
     (depreciation) of investments                        1,528          15,754         18,449          40,583
                                                       --------         -------       --------        --------
Increase (decrease) in net assets resulting from
  operations                                              2,197          13,199         32,906          31,783
                                                       --------         -------       --------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    1,449           6,291         33,039              (5)
   Cost of insurance                                       (614)         (9,747)        (8,232)         (5,821)
   Policy loans                                               -             (24)        (4,912)              -
   Death benefits                                             -               -              -               -
   Withdrawals                                                -            (983)          (838)              -
                                                       --------         -------       --------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                    835          (4,463)        19,057          (5,826)
                                                       --------         -------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   3,032           8,736         51,963          25,957
NET ASSETS:
   Beginning of year                                     10,002          73,351         75,641          87,130
                                                       --------         -------       --------        --------
   End of year                                         $ 13,034         $82,087       $127,604        $113,087
                                                       ========         =======       ========        ========

                            See accompanying notes.

                                   VA B - 11

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  Sub-accounts
                                                   -------------------------------------------------------------------------
                                                      JPMorgan         JPMorgan            JPMorgan            JPMorgan
                                                   Bond Portfolio   Insurance Trust     Insurance Trust     Insurance Trust
                                                                       Core Bond         Mid Cap Value      Small Cap Core
                                                                  Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                        $   -            $   28             $  3,072            $ (3,733)
   Net realized gain (loss) on investments                 -                 -                5,863              (5,325)
   Capital gain distributions from mutual funds            -                 -                    -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                         -                48              143,244             128,986
                                                       -----            ------             --------            --------
Increase (decrease) in net assets resulting from
  operations                                               -                76              152,179             119,928
                                                       -----            ------             --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     -               143                   (6)                (10)
   Cost of insurance                                       -               (25)             (15,097)            (10,324)
   Policy loans                                            -                 -                    -                   -
   Death benefits                                          -                 -                    -                   -
   Withdrawals                                             -                 -                    -                   -
                                                       -----            ------             --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                   -               118              (15,103)            (10,334)
                                                       -----            ------             --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    -               194              137,076             109,594
NET ASSETS:
   Beginning of year                                       -               878              684,471             464,434
                                                       -----            ------             --------            --------
   End of year                                         $   -            $1,072             $821,547            $574,028
                                                       =====            ======             ========            ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                        $  51            $   (5)            $ (3,153)           $    108
   Net realized gain (loss) on investments              (299)                -                1,675             (11,279)
   Capital gain distributions from mutual funds            -                 -                    -               6,186
   Net change in unrealized appreciation
     (depreciation) of investments                       237                49              158,694              87,469
                                                       -----            ------             --------            --------
Increase (decrease) in net assets resulting from
  operations                                             (11)               44              157,216              82,484
                                                       -----            ------             --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                  (708)              851              538,259                  (3)
   Cost of insurance                                     (11)              (17)             (11,004)            (10,451)
   Policy loans                                            -                 -                    -                   -
   Death benefits                                          -                 -                    -                   -
   Withdrawals                                             -                 -                    -                   -
                                                       -----            ------             --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                (719)              834              527,255             (10,454)
                                                       -----            ------             --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (730)              878              684,471              72,030
NET ASSETS:
   Beginning of year                                     730                 -                    -             392,404
                                                       -----            ------             --------            --------
   End of year                                         $   -            $  878             $684,471            $464,434
                                                       =====            ======             ========            ========

                            See accompanying notes.

                                   VA B - 12

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                              Sub-accounts
                                                   -----------------------------------------------------------------
                                                        JPMorgan       JPMorgan Mid JPMorgan U.S.      Neuberger
                                                     Insurance Trust    Cap Value   Large Cap Core     Berman AMT
                                                       U.S. Equity      Portfolio       Equity     Partners Portfolio
                                                   Portfolio - Class 1                Portfolio        - Class I
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                          $    2         $       -      $     -           $   (1)
   Net realized gain (loss) on investments                   66                 -            -             (191)
   Capital gain distributions from mutual funds               -                 -            -                -
   Net change in unrealized appreciation
     (depreciation) of investments                          158                 -            -              368
                                                         ------         ---------      -------           ------
Increase (decrease) in net assets resulting from
  operations                                                226                 -            -              176
                                                         ------         ---------      -------           ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      256                 -            -              171
   Cost of insurance                                       (271)                -            -             (181)
   Policy loans                                               -                 -            -                -
   Death benefits                                             -                 -            -                -
   Withdrawals                                                -                 -            -                -
                                                         ------         ---------      -------           ------
Increase (decrease) in net assets resulting from
  principal transactions                                    (15)                -            -              (10)
                                                         ------         ---------      -------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     211                 -            -              166
NET ASSETS:
   Beginning of year                                      1,793                 -            -            1,193
                                                         ------         ---------      -------           ------
   End of year                                           $2,004         $       -      $     -           $1,359
                                                         ======         =========      =======           ======
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                          $   (8)        $  12,098      $    28           $   19
   Net realized gain (loss) on investments                   18          (146,461)      (2,362)            (142)
   Capital gain distributions from mutual funds               -             1,202            -              113
   Net change in unrealized appreciation
     (depreciation) of investments                          419           116,244        2,492              419
                                                         ------         ---------      -------           ------
Increase (decrease) in net assets resulting from
  operations                                                429           (16,917)         158              409
                                                         ------         ---------      -------           ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    1,523          (538,270)      (7,617)             339
   Cost of insurance                                       (159)           (4,405)         (77)            (151)
   Policy loans                                               -                 -            -                -
   Death benefits                                             -                 -            -                -
   Withdrawals                                                -                 -            -                -
                                                         ------         ---------      -------           ------
Increase (decrease) in net assets resulting from
  principal transactions                                  1,364          (542,675)      (7,694)             188
                                                         ------         ---------      -------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,793          (559,592)      (7,536)             597
NET ASSETS:
   Beginning of year                                          -           559,592        7,536              596
                                                         ------         ---------      -------           ------
   End of year                                           $1,793         $       -      $     -           $1,193
                                                         ======         =========      =======           ======

                            See accompanying notes.

                                   VA B - 13

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  Sub-accounts
                                                        ----------------------------------------------------------------
                                                          Neuberger       Oppenheimer     Oppenheimer    PIMCO VIT High
                                                          Berman AMT   Global Securities  Main Street   Yield Portfolio -
                                                        Short Duration  Fund/VA - Non-   Fund/VA - Non-  Administrative
                                                        Bond Portfolio  Service Shares   Service Shares       Class
                                                          - Class I
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                            $    682         $    63         $    66         $ 17,246
   Net realized gain (loss) on investments                   (1,568)           (113)             24             (446)
   Capital gain distributions from mutual funds                   -               -               -                -
   Net change in unrealized appreciation
     (depreciation) of investments                            1,624           1,514           2,934           16,901
                                                           --------         -------         -------         --------
Increase (decrease) in net assets resulting from
  operations                                                    738           1,464           3,024           33,701
                                                           --------         -------         -------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                           (1)            405           1,239               36
   Cost of insurance                                           (564)           (394)         (1,843)          (6,854)
   Policy loans                                                   -               -               -                -
   Death benefits                                                 -               -               -                -
   Withdrawals                                              (14,812)              -               -                -
                                                           --------         -------         -------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                    (15,377)             11            (604)          (6,818)
                                                           --------         -------         -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (14,639)          1,475           2,420           26,883
NET ASSETS:
   Beginning of year                                         14,639           9,592          20,390          250,612
                                                           --------         -------         -------         --------
   End of year                                             $      -         $11,067         $22,810         $277,495
                                                           ========         =======         =======         ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                            $    981         $   107         $   230         $ 17,025
   Net realized gain (loss) on investments                      (66)           (135)           (705)          (2,408)
   Capital gain distributions from mutual funds                   -             156               -                -
   Net change in unrealized appreciation
     (depreciation) of investments                              613           2,438           5,016           56,867
                                                           --------         -------         -------         --------
Increase (decrease) in net assets resulting from
  operations                                                  1,528           2,566           4,541           71,484
                                                           --------         -------         -------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        2,176           1,054             537              (11)
   Cost of insurance                                           (682)           (338)         (1,642)          (7,274)
   Policy loans                                                   -               -               -                -
   Death benefits                                                 -               -               -                -
   Withdrawals                                                    -               -          (1,434)               -
                                                           --------         -------         -------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                      1,494             716          (2,539)          (7,285)
                                                           --------         -------         -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       3,022           3,282           2,002           64,199
NET ASSETS:
   Beginning of year                                         11,617           6,310          18,388          186,413
                                                           --------         -------         -------         --------
   End of year                                             $ 14,639         $ 9,592         $20,390         $250,612
                                                           ========         =======         =======         ========

                            See accompanying notes.

                                   VA B - 14

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                              Sub-accounts
                                                   ------------------------------------------------------------------
                                                   PIMCO VIT Long-   PIMCO VIT       SunAmerica        SunAmerica
                                                      Term U.S.      Short-Term      Aggressive      Alliance Growth
                                                     Government     Portfolio -   Growth Portfolio Portfolio - Class 1
                                                     Portfolio -   Administrative    - Class 1
                                                   Administrative      Class
                                                        Class
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                      $   33,282       $     6          $   (7)           $    10
   Net realized gain (loss) on investments                  979             4               -                 20
   Capital gain distributions from mutual funds          24,174             9               -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                       53,787            61             206                883
                                                     ----------       -------          ------            -------
Increase (decrease) in net assets resulting from
  operations                                            112,222            80             199                913
                                                     ----------       -------          ------            -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                       (7)           (1)            142                466
   Cost of insurance                                    (29,250)         (295)            (28)              (634)
   Policy loans                                               -             -               -                  -
   Death benefits                                             -             -               -                  -
   Withdrawals                                                -             -               -                  -
                                                     ----------       -------          ------            -------
Increase (decrease) in net assets resulting from
  principal transactions                                (29,257)         (296)            114               (168)
                                                     ----------       -------          ------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  82,965          (216)            313                745
NET ASSETS:
   Beginning of year                                  1,042,246         6,012             901             10,039
                                                     ----------       -------          ------            -------
   End of year                                       $1,125,211       $ 5,796          $1,214            $10,784
                                                     ==========       =======          ======            =======
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                      $   32,069       $    84          $   (4)           $   (10)
   Net realized gain (loss) on investments                1,472           (27)              -                (74)
   Capital gain distributions from mutual funds          77,881            55               -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                     (169,264)          325             245              3,058
                                                     ----------       -------          ------            -------
Increase (decrease) in net assets resulting from
  operations                                            (57,842)          437             241              2,974
                                                     ----------       -------          ------            -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                       16            (1)            145                452
   Cost of insurance                                    (35,906)       (1,438)            (25)              (586)
   Policy loans                                               -             -               -                  -
   Death benefits                                             -             -               -                  -
   Withdrawals                                                -             -               -                  -
                                                     ----------       -------          ------            -------
Increase (decrease) in net assets resulting from
  principal transactions                                (35,890)       (1,439)            120               (134)
                                                     ----------       -------          ------            -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (93,732)       (1,002)            361              2,840
NET ASSETS:
   Beginning of year                                  1,135,978         7,014             540              7,199
                                                     ----------       -------          ------            -------
   End of year                                       $1,042,246       $ 6,012          $  901            $10,039
                                                     ==========       =======          ======            =======

                            See accompanying notes.

                                   VA B - 15

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                               Sub-accounts
                                              ------------------------------------------------------------------------------
                                                  SunAmerica          SunAmerica          SunAmerica        SunAmerica Mid-
                                                   Balanced           Global Bond        Growth-Income        Cap Growth
                                              Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                    $    148             $   797             $    34             $  (20)
   Net realized gain (loss) on investments               51                  27                (153)                10
   Capital gain distributions from mutual
     funds                                                -                 425                   -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                      582                 (20)              1,792                640
                                                   --------             -------             -------             ------
Increase (decrease) in net assets resulting
  from operations                                       781               1,229               1,673                630
                                                   --------             -------             -------             ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate option            226                 840               1,697                337
   Cost of insurance                                   (608)               (560)             (1,448)              (239)
   Policy loans                                           -                   -                   -                  -
   Death benefits                                         -                   -                   -                  -
   Withdrawals                                      (10,168)                  -                   -                  -
                                                   --------             -------             -------             ------
Increase (decrease) in net assets resulting
  from principal transactions                       (10,550)                280                 249                 98
                                                   --------             -------             -------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (9,769)              1,509               1,922                728
NET ASSETS:
   Beginning of year                                 10,823              21,918              15,660              2,488
                                                   --------             -------             -------             ------
   End of year                                     $  1,054             $23,427             $17,582             $3,216
                                                   ========             =======             =======             ======
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                    $    265             $   561             $    96             $  (15)
   Net realized gain (loss) on investments              (19)                 15                (573)                (3)
   Capital gain distributions from mutual
     funds                                                -                 499                   -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                    1,685                 257               3,915                720
                                                   --------             -------             -------             ------
Increase (decrease) in net assets resulting
  from operations                                     1,931               1,332               3,438                702
                                                   --------             -------             -------             ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate option          1,453               1,584               1,101                508
   Cost of insurance                                   (602)               (555)             (1,300)              (200)
   Policy loans                                           -                   -                   -                  -
   Death benefits                                         -                   -                   -                  -
   Withdrawals                                            -                   -              (1,370)                 -
                                                   --------             -------             -------             ------
Increase (decrease) in net assets resulting
  from principal transactions                           851               1,029              (1,569)               308
                                                   --------             -------             -------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               2,782               2,361               1,869              1,010
NET ASSETS:
   Beginning of year                                  8,041              19,557              13,791              1,478
                                                   --------             -------             -------             ------
   End of year                                     $ 10,823             $21,918             $15,660             $2,488
                                                   ========             =======             =======             ======

                            See accompanying notes.

                                   VA B - 16

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                               Sub-accounts
                                                        ---------------------------------------------------------
                                                         VALIC Company  VALIC Company  Van Eck VIP    Van Eck VIP
                                                        I Mid Cap Index  I Small Cap     Emerging     Global Hard
                                                             Fund        Index Fund   Markets Fund - Assets Fund -
                                                                                      Initial Class  Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                             $   17         $    94       $   (418)     $   (510)
   Net realized gain (loss) on investments                    (106)         (1,650)        (7,623)        4,225
   Capital gain distributions from mutual funds                  -               -              -             -
   Net change in unrealized appreciation
     (depreciation) of investments                           1,299          14,409         37,917        22,892
                                                            ------         -------       --------      --------
Increase (decrease) in net assets resulting from
  operations                                                 1,210          12,853         29,876        26,607
                                                            ------         -------       --------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                           -              (3)         9,996        20,498
   Cost of insurance                                          (262)         (3,072)        (5,845)       (3,897)
   Policy loans                                                  -               -         (4,981)       (5,663)
   Death benefits                                                -               -              -             -
   Withdrawals                                                   -               -              -             -
                                                            ------         -------       --------      --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (262)         (3,075)          (830)       10,938
                                                            ------         -------       --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        948           9,778         29,046        37,545
NET ASSETS:
   Beginning of year                                         4,943          52,203        115,108        82,487
                                                            ------         -------       --------      --------
   End of year                                              $5,891         $61,981       $144,154      $120,032
                                                            ======         =======       ========      ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                             $   40         $   460       $   (618)     $   (521)
   Net realized gain (loss) on investments                    (902)         (3,081)       (17,048)       16,579
   Capital gain distributions from mutual funds                105           1,207          4,295           379
   Net change in unrealized appreciation
     (depreciation) of investments                           2,080          12,650         69,864        20,556
                                                            ------         -------       --------      --------
Increase (decrease) in net assets resulting from
  operations                                                 1,323          11,236         56,493        36,993
                                                            ------         -------       --------      --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                         (10)             (4)        19,436        15,754
   Cost of insurance                                          (867)         (3,014)        (4,394)       (7,580)
   Policy loans                                                  -               -         (3,267)      (23,624)
   Death benefits                                                -               -              -             -
   Withdrawals                                                   -               -         (1,133)          (15)
                                                            ------         -------       --------      --------
Increase (decrease) in net assets resulting from
  principal transactions                                      (877)         (3,018)        10,642       (15,465)
                                                            ------         -------       --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        446           8,218         67,135        21,528
NET ASSETS:
   Beginning of year                                         4,497          43,985         47,973        60,959
                                                            ------         -------       --------      --------
   End of year                                              $4,943         $52,203       $115,108      $ 82,487
                                                            ======         =======       ========      ========

                            See accompanying notes.

                                   VA B - 17

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  Sub-account
                                                                                  ------------
                                                                                  Vanguard VIF
                                                                                  Total Stock
                                                                                  Market Index
                                                                                   Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                                                     $  7,714
   Net realized gain (loss) on investments                                            (6,255)
   Capital gain distributions from mutual funds                                       15,247
   Net change in unrealized appreciation (depreciation) of investments                90,533
                                                                                    --------
Increase (decrease) in net assets resulting from operations                          107,239
                                                                                    --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or fixed rate option           (4)
   Cost of insurance                                                                 (14,475)
   Policy loans                                                                            -
   Death benefits                                                                          -
   Withdrawals                                                                             -
                                                                                    --------
Increase (decrease) in net assets resulting from principal transactions              (14,479)
                                                                                    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               92,760
NET ASSETS:
   Beginning of year                                                                 671,505
                                                                                    --------
   End of year                                                                      $764,265
                                                                                    ========
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                                                     $  6,995
   Net realized gain (loss) on investments                                           (12,939)
   Capital gain distributions from mutual funds                                       22,637
   Net change in unrealized appreciation (depreciation) of investments               127,691
                                                                                    --------
Increase (decrease) in net assets resulting from operations                          144,384
                                                                                    --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or fixed rate option          (14)
   Cost of insurance                                                                 (16,712)
   Policy loans                                                                            -
   Death benefits                                                                          -
   Withdrawals                                                                             -
                                                                                    --------
Increase (decrease) in net assets resulting from principal transactions              (16,726)
                                                                                    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              127,658
NET ASSETS:
   Beginning of year                                                                 543,847
                                                                                    --------
   End of year                                                                      $671,505
                                                                                    ========

                            See accompanying notes.

                                   VA B - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account USL B, formerly Variable Account B (the "Account"), was established by American International Life Assurance Company of New York ("AI Life") on June 5, 1986 to fund individual and group flexible premium variable universal life insurance policies issued by the Company. The Executive Advantage(R) policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life and the Variable Universal Life Policy are no longer offered. On December 31, 2010, AI Life merged into an affiliate company, The United States Life Insurance Company in the City of New York (the "Company"). The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

As a result of the merger, the Company became the depositor of the Account, and its assets are the property of the Company. The Company is now responsible for all life assurance contracts funded through the Account. The rights of the contract owners were not affected by the merger.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (14)
            Invesco V.I. Capital Appreciation Fund - Series I (15)
            Invesco V.I. International Growth Fund - Series I (16)
          Invesco Van Kampen V.I. High Yield Fund - Series I (1) (22) Invesco Van Kampen V.I. Mid Cap Value Fund - Series I (23)

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
       AllianceBernstein Global Thematic Growth Portfolio - Class A (7)
            AllianceBernstein Growth and Income Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class A
          AllianceBernstein Intermediate Bond Portfolio - Class A (1)
            AllianceBernstein Large Cap Growth Portfolio - Class A
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
         AllianceBernstein Utility Income Portfolio - Class A (1) (11)

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
            American Century VP Capital Appreciation Fund - Class I
              American Century VP Income & Growth Fund - Class I
             American Century VP International Fund - Class I (1)

                             ANCHOR SERIES TRUST:
         Anchor Series Trust Capital Appreciation Portfolio - Class 1
                Anchor Series Trust Growth Portfolio - Class 1
           Anchor Series Trust Natural Resources Portfolio - Class 1

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                 BlackRock Basic Value V.I. Fund - Class I (1)
          BlackRock Capital Appreciation V.I. Fund - Class I (1) (18)
              BlackRock Government Income V.I. Fund - Class I (1)
             BlackRock Value Opportunities V.I. Fund - Class I (1)

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
      Credit Suisse International Equity Flex III Portfolio (1) (8) (13)

                                   VA B - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

              CREDIT SUISSE TRUST ("CREDIT SUISSE"): - CONTINUED
            Credit Suisse U.S. Equity Flex I Portfolio (1) (9) (12)

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

           FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
            Fidelity(R) VIP Index 500 Portfolio - Initial Class (1)
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
        Franklin Templeton Franklin Money Market Fund - Class 1 (1) (2) Franklin Templeton Templeton Developing Markets Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 (17)
       Franklin Templeton Templeton Growth Securities Fund - Class 2 (1)

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares (1)
   Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares (1)

                           JPMORGAN INSURANCE TRUST:
          JPMorgan Insurance Trust Core Bond Portfolio - Class 1 (3)
        JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 (4)
        JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 (5)
         JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 (6)

                   J.P. MORGAN SERIES TRUST II ("JPMORGAN"):
                        JPMorgan Bond Portfolio (1) (3)
                   JPMorgan Mid Cap Value Portfolio (1) (4)
             JPMorgan U.S. Large Cap Core Equity Portfolio (1) (6)

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
               Neuberger Berman AMT Partners Portfolio - Class I
         Neuberger Berman AMT Short Duration Bond Portfolio - Class I

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS:
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer Main Street Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
             PIMCO VIT High Yield Portfolio - Administrative Class
     PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class
          PIMCO VIT Real Return Portfolio - Administrative Class (1)

                                   VA B - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

           PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"): - CONTINUED
             PIMCO VIT Short-Term Portfolio - Administrative Class
          PIMCO VIT Total Return Portfolio - Administrative Class (1)

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                SunAmerica Alliance Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1
                  SunAmerica Global Bond Portfolio - Class 1
                 SunAmerica Growth-Income Portfolio - Class 1
           SunAmerica Marsico Focused Growth Portfolio - Class 1 (1)
                 SunAmerica Mid-Cap Growth Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
          UIF Emerging Markets Equity Portfolio - Class I Shares (1)
               UIF Mid Cap Growth Portfolio - Class I Shares (1)

                             VALIC COMPANY I: (10)
             VALIC Company I International Equities Fund (1) (10)
                    VALIC Company I Mid Cap Index Fund (10)
                   VALIC Company I Small Cap Index Fund (10)

                      VAN ECK VIP TRUST ("VAN ECK"): (19)
            Van Eck VIP Emerging Markets Fund - Initial Class (20)
           Van Eck VIP Global Hard Assets Fund - Initial Class (21)

             VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD VIF"):
             Vanguard(R) VIF Total Bond Market Index Portfolio (1)
              Vanguard(R) VIF Total Stock Market Index Portfolio

(1) Sub-accounts had no activity in current year.
(2) Effective April 24, 2009, Franklin Templeton Franklin Money Market Fund - Class 1 was closed and liquidated.
(3) Effective April 24, 2009, JPMorgan Bond Portfolio was acquired by JPMorgan Insurance Trust Core Bond Portfolio - Class 1.
(4) Effective April 24, 2009, JPMorgan Mid Cap Value Portfolio was acquired by JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1.
(5) Effective April 24, 2009, JPMorgan Small Company Portfolio was acquired by JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.
(6) Effective April 24, 2009, JPMorgan U.S. Large Cap Core Equity Portfolio was acquired by JPMorgan Insurance Trust Diversified Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1.
(7) Effective May 1, 2009, AllianceBernstein Global Technology Portfolio - Class A changed its name to AllianceBernstein Global Thematic Growth Portfolio - Class A.
(8) Effective May 1, 2009, Credit Suisse Emerging Markets Portfolio changed its name to Credit Suisse International Equity Flex III Portfolio.
(9) Effective May 1, 2009, Credit Suisse Small Cap Core I Portfolio changed its name to Credit Suisse U.S. Equity Flex I Portfolio.
(10)Effective May 1, 2009, AIG Retirement Company I changed its name to VALIC Company I.

                                   VA B - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(11)Effective September 25, 2009, AllianceBernstein Utility Income Portfolio - Class A was closed and liquidated.
(12)Effective October 2, 2009, Credit Suisse U.S. Equity Flex II Portfolio and Credit Suisse U.S. Equity Flex III Portfolio were acquired by Credit Suisse U.S. Equity Flex I Portfolio.
(13)Effective December 11, 2009, Credit Suisse International Equity Flex I Portfolio and Credit Suisse International Equity Flex II Portfolio were acquired by Credit Suisse International Equity Flex III Portfolio.
(14)Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(15)Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
(16)Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(17)Effective April 30, 2010, Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 was closed and liquidated.
(18)Effective May 1, 2010, BlackRock Fundamental Growth V.I. Fund - Class I changed its name to BlackRock Capital Appreciation V.I. Fund - Class I.
(19)Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
(20)Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
(21)Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
(22)Effective June 1, 2010, UIF High Yield Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. High Yield Fund - Series I.
(23)Effective June 1, 2010, UIF U.S. Mid Cap Value Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. Mid Cap Value Fund - Series I.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principals followed by the Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification became the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification did not change GAAP and did not have an affect on this financial statement.

                                   VA B - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FAIR VALUE MEASUREMENTS - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Account assets measured at fair value as of December 31, 2010 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented. See Note E-Investments for the table presenting information about assets measured at fair value at December 31, 2010.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                   VA B - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of premium expense charges for each policy follows:

POLICIES                        PREMIUM EXPENSE CHARGES
-------------------------------------------------------------------------------------------------------------------------
Variable Universal Life Policy  5% of each premium payment plus the state specific premium taxes.
-------------------------------------------------------------------------------------------------------------------------

Executive Advantage             The maximum charge is 9% of each premium payment.
-------------------------------------------------------------------------------------------------------------------------

Gemstone Life                   5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.
-------------------------------------------------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

                                MORTALITY AND EXPENSE RISK
                                AND ADMINISTRATIVE CHARGES MORTALITY AND EXPENSE RISK AND
                                  CURRENT MINIMUM ANNUAL       ADMINISTRATIVE CHARGES
POLICIES                                   RATE                 MAXIMUM ANNUAL RATE
-----------------------------------------------------------------------------------------
Variable Universal Life Policy             0.90%                        0.90%
-----------------------------------------------------------------------------------------
Executive Advantage                        0.10%                        1.00%
-----------------------------------------------------------------------------------------
Gemstone Life                              0.75%                        0.90%
-----------------------------------------------------------------------------------------

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers.

                                   VA B - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). For any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VA B - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                            Cost of   Proceeds
Sub-accounts                                                               Purchases from Sales
-----------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A              $ 3,347   $  2,141
AllianceBernstein Global Thematic Growth Portfolio - Class A                 15,715     37,603
AllianceBernstein Growth and Income Portfolio - Class A                      29,888    110,225
AllianceBernstein Real Estate Investment Portfolio - Class A                     21        129
AllianceBernstein Small Cap Growth Portfolio - Class A                        7,789     19,339
American Century VP Capital Appreciation Fund - Class I                           -        198
American Century VP Income & Growth Fund - Class I                              909      1,150
Anchor Series Trust Capital Appreciation Portfolio - Class 1                    886      1,085
Anchor Series Trust Growth Portfolio - Class 1                                  819        710
Anchor Series Trust Natural Resources Portfolio - Class 1                     1,221        322
Dreyfus Stock Index Fund, Inc. - Initial Shares                              73,404    141,935
Fidelity VIP Asset Manager Portfolio - Initial Class                         51,834     72,482
Fidelity VIP Contrafund Portfolio - Initial Class                            31,629     71,925
Fidelity VIP Growth Portfolio - Initial Class                                41,210     84,743
Fidelity VIP High Income Portfolio - Initial Class                           37,100     40,774
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                 21,123     11,578
Fidelity VIP Money Market Portfolio - Initial Class                          35,559     37,900
Fidelity VIP Overseas Portfolio - Initial Class                               6,935     30,316
Franklin Templeton Templeton Developing Markets Securities Fund - Class 2       654      2,590
Franklin Templeton Templeton Foreign Securities Fund - Class 2               19,794     34,837
Franklin Templeton Templeton Global Asset Allocation Fund - Class 1           1,754     13,546
Invesco V.I. Capital Appreciation Fund - Series I                            13,020      8,656
Invesco V.I. International Growth Fund - Series I                            14,453     12,218
Invesco Van Kampen V.I. Mid Cap Value Fund - Series I                         1,091      7,569
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                          147          1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                    8,546     20,577
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                       -     14,067
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                        247        260
Neuberger Berman AMT Partners Portfolio - Class I                               162        173
Neuberger Berman AMT Short Duration Bond Portfolio - Class I                    772     15,468
Oppenheimer Global Securities Fund/VA - Non-Service Shares                      422        347
Oppenheimer Main Street Fund/VA - Non-Service Shares                          1,244      1,781
PIMCO VIT High Yield Portfolio - Administrative Class                        19,232      8,843
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class         65,959     37,761
PIMCO VIT Short-Term Portfolio - Administrative Class                            59        340
SunAmerica Aggressive Growth Portfolio - Class 1                                107          -
SunAmerica Alliance Growth Portfolio - Class 1                                  510        668
SunAmerica Balanced Portfolio - Class 1                                         331     10,734
SunAmerica Global Bond Portfolio - Class 1                                    1,950        449
SunAmerica Growth-Income Portfolio - Class 1                                  1,212        930
SunAmerica Mid-Cap Growth Portfolio - Class 1                                   162         83
VALIC Company I Mid Cap Index Fund                                               56        301
VALIC Company I Small Cap Index Fund                                            503      3,485
Van Eck VIP Emerging Markets Fund - Initial Class                             9,804     11,052
Van Eck VIP Global Hard Assets Fund - Initial Class                          43,103     32,676
Vanguard VIF Total Stock Market Index Portfolio                              28,126     19,645

                                   VA B - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2010.

                                                                          Net Asset Value Value of Shares   Cost of   Level
Sub-accounts                                                      Shares     Per Share     at Fair Value  Shares Held  (a)
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A      2,320     $11.48        $   26,628    $   23,443    1
AllianceBernstein Global Thematic Growth Portfolio - Class A       12,090      19.47           235,397       185,282    1
AllianceBernstein Growth and Income Portfolio - Class A            29,475      17.19           506,667       597,070    1
AllianceBernstein Growth Portfolio - Class A                       22,787      20.15           459,157       407,211    1
AllianceBernstein Large Cap Growth Portfolio - Class A              5,608      27.79           155,837       137,237    1
AllianceBernstein Real Estate Investment Portfolio - Class A          137      12.02             1,653         1,354    1
AllianceBernstein Small Cap Growth Portfolio - Class A              8,058      16.36           131,826        81,200    1
American Century VP Capital Appreciation Fund - Class I               215      14.14             3,041         1,811    1
American Century VP Income & Growth Fund - Class I                  2,357       6.05            14,262        14,827    1
Anchor Series Trust Capital Appreciation Portfolio - Class 1          993      36.73            36,479        36,121    1
Anchor Series Trust Growth Portfolio - Class 1                      1,336      20.76            27,742        33,345    1
Anchor Series Trust Natural Resources Portfolio - Class 1             372      42.83            15,928        13,231    1
Dreyfus Stock Index Fund, Inc. - Initial Shares                    25,610      29.67           759,851       745,560    1
Fidelity VIP Asset Manager Portfolio - Initial Class               43,007      14.54           625,321       595,485    1
Fidelity VIP Contrafund Portfolio - Initial Class                  57,754      23.88         1,379,163     1,458,227    1
Fidelity VIP Growth Portfolio - Initial Class                      25,212      37.09           935,111       769,864    1
Fidelity VIP High Income Portfolio - Initial Class                 40,654       5.57           226,441       234,089    1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class       14,389      12.83           184,614       176,961    1
Fidelity VIP Money Market Portfolio - Initial Class               249,088       1.00           249,088       249,088    1
Fidelity VIP Overseas Portfolio - Initial Class                     7,501      16.77           125,786       136,480    1
Franklin Templeton Templeton Developing Markets Securities Fund
  - Class 2                                                         4,028      11.30            45,512        48,283    1
Franklin Templeton Templeton Foreign Securities Fund - Class 2     80,069      14.29         1,144,182     1,023,733    1
Invesco V.I. Capital Appreciation Fund - Series I                   4,264      23.30            99,348        97,115    1
Invesco V.I. International Growth Fund - Series I                   4,992      28.69           143,224       113,622    1
Invesco Van Kampen V.I. Mid Cap Value Fund - Series I              10,138      12.79           129,662       166,848    1
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                 93      11.54             1,072           975    1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1        120,816       6.80           821,547       519,609    1
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1        38,397      14.95           574,028       655,495    1
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1              128      15.69             2,004         1,427    1
Neuberger Berman AMT Partners Portfolio - Class I                     121      11.27             1,359         1,301    1
Oppenheimer Global Securities Fund/VA - Non-Service Shares            365      30.30            11,067        11,427    1
Oppenheimer Main Street Fund/VA - Non-Service Shares                1,092      20.88            22,811        20,859    1
PIMCO VIT High Yield Portfolio - Administrative Class              35,801       7.75           277,455       280,974    1
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative
  Class                                                           102,385      10.99         1,125,210     1,107,097    1
PIMCO VIT Short-Term Portfolio - Administrative Class                 569      10.18             5,796         5,710    1
SunAmerica Aggressive Growth Portfolio - Class 1                      123       9.90             1,214         1,102    1
SunAmerica Alliance Growth Portfolio - Class 1                        471      22.92            10,785         8,533    1
SunAmerica Balanced Portfolio - Class 1                                73      14.38             1,054           960    1
SunAmerica Global Bond Portfolio - Class 1                          1,914      12.24            23,427        21,678    1
SunAmerica Growth-Income Portfolio - Class 1                          891      19.72            17,582        19,369    1
SunAmerica Mid-Cap Growth Portfolio - Class 1                         284      11.33             3,217         2,454    1
VALIC Company I Mid Cap Index Fund                                    287      20.52             5,891         6,064    1
VALIC Company I Small Cap Index Fund                                4,316      14.36            61,982        70,860    1
Van Eck VIP Emerging Markets Fund - Initial Class                  10,195      14.14           144,154       109,792    1
Van Eck VIP Global Hard Assets Fund - Initial Class                 3,186      37.67           120,032        92,007    1
Vanguard VIF Total Stock Market Index Portfolio                    31,271      24.44           764,265       862,788    1

(a) Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.

                                   VA B - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2010.

                                                                               Accumulation  Accumulation  Net Increase
Sub-accounts                                                                   Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------------------------------------
1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                  535           (462)           73
1   AllianceBernstein Global Thematic Growth Portfolio - Class A                  1,765         (3,377)       (1,612)
3   AllianceBernstein Global Thematic Growth Portfolio - Class A                     29            (26)            3
1   AllianceBernstein Growth and Income Portfolio - Class A                       1,748         (4,985)       (3,237)
1   AllianceBernstein Growth Portfolio - Class A                                  3,290         (4,566)       (1,276)
1   AllianceBernstein Large Cap Growth Portfolio - Class A                        1,445         (1,478)          (33)
3   AllianceBernstein Large Cap Growth Portfolio - Class A                          130           (111)           19
3   AllianceBernstein Real Estate Investment Portfolio - Class A                      -             (5)           (5)
1   AllianceBernstein Small Cap Growth Portfolio - Class A                          800         (1,605)         (805)
3   American Century VP Capital Appreciation Fund - Class I                           -            (13)          (13)
3   American Century VP Income & Growth Fund - Class I                               91           (128)          (37)
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1                     80            (77)            3
3   Anchor Series Trust Growth Portfolio - Class 1                                   67            (52)           15
3   Anchor Series Trust Natural Resources Portfolio - Class 1                        12            (12)            -
1   Dreyfus Stock Index Fund, Inc. - Initial Shares                               3,817         (7,748)       (3,931)
3   Dreyfus Stock Index Fund, Inc. - Initial Shares                                 577           (193)          384
1   Fidelity VIP Asset Manager Portfolio - Initial Class                          2,712         (3,288)         (576)
3   Fidelity VIP Asset Manager Portfolio - Initial Class                              -         (1,249)       (1,249)
1   Fidelity VIP Contrafund Portfolio - Initial Class                             1,589         (2,529)         (940)
2   Fidelity VIP Contrafund Portfolio - Initial Class                                 -         (1,720)       (1,720)
3   Fidelity VIP Contrafund Portfolio - Initial Class                                47           (115)          (68)
1   Fidelity VIP Growth Portfolio - Initial Class                                 5,095         (7,733)       (2,638)
3   Fidelity VIP Growth Portfolio - Initial Class                                     -            (38)          (38)
1   Fidelity VIP High Income Portfolio - Initial Class                            1,197         (2,282)       (1,085)
3   Fidelity VIP High Income Portfolio - Initial Class                                -            (41)          (41)
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    956           (814)          142
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                      -            (23)          (23)
1   Fidelity VIP Money Market Portfolio - Initial Class                           2,202         (2,378)         (176)
3   Fidelity VIP Money Market Portfolio - Initial Class                           1,213         (1,052)          161
1   Fidelity VIP Overseas Portfolio - Initial Class                                 499         (1,946)       (1,447)
2   Franklin Templeton Templeton Developing Markets Securities Fund - Class 2         -           (205)         (205)
2   Franklin Templeton Templeton Foreign Securities Fund - Class 2                    -         (1,727)       (1,727)
3   Franklin Templeton Templeton Global Asset Allocation Fund - Class 1               -           (804)         (804)
1   Invesco V.I. Capital Appreciation Fund - Series I                             1,454           (980)          474
3   Invesco V.I. Capital Appreciation Fund - Series I                                58            (38)           20
1   Invesco V.I. International Growth Fund - Series I                               699           (693)            6
3   Invesco V.I. International Growth Fund - Series I                                35            (13)           22
2   Invesco Van Kampen V.I. Mid Cap Value Fund - Series I                             -           (498)         (498)
3   JPMorgan Insurance Trust Core Bond Portfolio - Class 1                           13             (3)           10
2   JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                        -         (1,081)       (1,081)
2   JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                       -         (1,232)       (1,232)
3   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                         19            (20)           (1)
3   Neuberger Berman AMT Partners Portfolio - Class I                                14            (15)           (1)
3   Neuberger Berman AMT Short Duration Bond Portfolio - Class I                      -         (1,266)       (1,266)
3   Oppenheimer Global Securities Fund/VA - Non-Service Shares                       29            (27)            2
3   Oppenheimer Main Street Fund/VA - Non-Service Shares                            121           (181)          (60)

                                   VA B - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                                          Accumulation  Accumulation  Net Increase
Sub-accounts                                                              Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------------------------------------------------
2   PIMCO VIT High Yield Portfolio - Administrative Class                       -            (460)         (460)
2   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class        -          (1,962)       (1,962)
2   PIMCO VIT Short-Term Portfolio - Administrative Class                       -             (27)          (27)
3   SunAmerica Aggressive Growth Portfolio - Class 1                           20              (4)           16
3   SunAmerica Alliance Growth Portfolio - Class 1                             51             (71)          (20)
3   SunAmerica Balanced Portfolio - Class 1                                    22          (1,016)         (994)
3   SunAmerica Global Bond Portfolio - Class 1                                 56             (37)           19
3   SunAmerica Growth-Income Portfolio - Class 1                              192            (166)           26
3   SunAmerica Mid-Cap Growth Portfolio - Class 1                              52             (37)           15
2   VALIC Company I Mid Cap Index Fund                                          -             (27)          (27)
2   VALIC Company I Small Cap Index Fund                                        -            (342)         (342)
1   Van Eck VIP Emerging Markets Fund - Initial Class                         255            (274)          (19)
1   Van Eck VIP Global Hard Assets Fund - Initial Class                       428            (103)          325
2   Vanguard VIF Total Stock Market Index Portfolio                             -          (1,567)       (1,567)

                                   VA B - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2009.

                                                                               Accumulation  Accumulation  Net Increase
Sub-accounts                                                                   Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------------------------------------
1   AIM V.I. Capital Appreciation Fund - Series I                                  1,391        (2,056)         (665)
3   AIM V.I. Capital Appreciation Fund - Series I                                     94           (36)           58
1   AIM V.I. International Growth Fund - Series I                                  2,102          (615)        1,487
3   AIM V.I. International Growth Fund - Series I                                     51           (15)           36
1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                   644          (565)           79
1   AllianceBernstein Global Thematic Growth Portfolio - Class A                   2,084        (3,868)       (1,784)
3   AllianceBernstein Global Thematic Growth Portfolio - Class A                      52           (29)           23
1   AllianceBernstein Growth and Income Portfolio - Class A                        2,149        (7,243)       (5,094)
1   AllianceBernstein Growth Portfolio - Class A                                   4,670       (17,768)      (13,098)
1   AllianceBernstein Intermediate Bond Portfolio - Class A                            -          (410)         (410)
1   AllianceBernstein Large Cap Growth Portfolio - Class A                         1,603        (3,514)       (1,911)
3   AllianceBernstein Large Cap Growth Portfolio - Class A                            94          (342)         (248)
3   AllianceBernstein Real Estate Investment Portfolio - Class A                       -          (443)         (443)
1   AllianceBernstein Small Cap Growth Portfolio - Class A                         3,437        (3,904)         (467)
3   AllianceBernstein Utility Income Portfolio - Class A                               -          (105)         (105)
3   American Century VP Capital Appreciation Fund - Class I                            -           (15)          (15)
3   American Century VP Income & Growth Fund - Class I                                36          (311)         (275)
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1                     250           (85)          165
3   Anchor Series Trust Growth Portfolio - Class 1                                   224           (58)          166
3   Anchor Series Trust Natural Resources Portfolio - Class 1                         67           (64)            3
1   Dreyfus Stock Index Fund, Inc. - Initial Shares                                5,402       (12,320)       (6,918)
3   Dreyfus Stock Index Fund, Inc. - Initial Shares                                  625          (796)         (171)
1   Fidelity VIP Asset Manager Portfolio - Initial Class                          10,031        (4,160)        5,871
3   Fidelity VIP Asset Manager Portfolio - Initial Class                             197           (62)          135
1   Fidelity VIP Contrafund Portfolio - Initial Class                              3,555        (2,036)        1,519
2   Fidelity VIP Contrafund Portfolio - Initial Class                                  -        (2,316)       (2,316)
3   Fidelity VIP Contrafund Portfolio - Initial Class                                 38        (3,457)       (3,419)
1   Fidelity VIP Growth Portfolio - Initial Class                                  7,434       (18,204)      (10,770)
3   Fidelity VIP Growth Portfolio - Initial Class                                      -           (41)          (41)
1   Fidelity VIP High Income Portfolio - Initial Class                             1,497        (2,829)       (1,332)
3   Fidelity VIP High Income Portfolio - Initial Class                                 -           (44)          (44)
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                   3,655        (1,112)        2,543
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                       -           (25)          (25)
1   Fidelity VIP Money Market Portfolio - Initial Class                            2,518       (10,506)       (7,988)
3   Fidelity VIP Money Market Portfolio - Initial Class                              250           (72)          178
1   Fidelity VIP Overseas Portfolio - Initial Class                                  710        (1,243)         (533)
2   Franklin Templeton Templeton Developing Markets Securities Fund - Class 2          -          (241)         (241)
2   Franklin Templeton Templeton Foreign Securities Fund - Class 2                     -        (2,376)       (2,376)
3   Franklin Templeton Templeton Global Asset Allocation Fund - Class 1              100           (44)           56
3   JPMorgan Bond Portfolio                                                            5           (74)          (69)
3   JPMorgan Insurance Trust Core Bond Portfolio - Class 1                            85            (2)           83
2   JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                    53,827          (978)       52,849
2   JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                        -        (1,684)       (1,684)
3   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                         148           (13)          135
2   JPMorgan Mid Cap Value Portfolio                                                   -       (49,709)      (49,709)
3   JPMorgan U.S. Large Cap Core Equity Portfolio                                     33        (1,074)       (1,041)
3   Neuberger Berman AMT Partners Portfolio - Class I                                 39           (16)           23
3   Neuberger Berman AMT Short Duration Bond Portfolio - Class I                     199           (63)          136
3   Oppenheimer Global Securities Fund/VA - Non-Service Shares                        89           (30)           59
3   Oppenheimer Main Street Fund/VA - Non-Service Shares                              71          (376)         (305)

                                   VA B - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                          Accumulation  Accumulation  Net Increase
Sub-accounts                                                              Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------------------------------------------------
2   PIMCO VIT High Yield Portfolio - Administrative Class                       -            (640)         (640)
2   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class        -          (2,656)       (2,656)
2   PIMCO VIT Short-Term Portfolio - Administrative Class                       -            (137)         (137)
3   SunAmerica Aggressive Growth Portfolio - Class 1                           26              (5)           21
3   SunAmerica Alliance Growth Portfolio - Class 1                             75             (79)           (4)
3   SunAmerica Balanced Portfolio - Class 1                                   163             (70)           93
3   SunAmerica Global Bond Portfolio - Class 1                                109             (39)           70
3   SunAmerica Growth-Income Portfolio - Class 1                              154            (370)         (216)
3   SunAmerica Mid-Cap Growth Portfolio - Class 1                             104             (40)           64
2   UIF U.S. Mid Cap Value Portfolio - Class I Shares                           -            (585)         (585)
2   VALIC Company I Mid Cap Index Fund                                          -            (138)         (138)
2   VALIC Company I Small Cap Index Fund                                        1            (453)         (452)
1   Van Eck Worldwide Emerging Markets Fund - Initial Class                   943            (332)          611
1   Van Eck Worldwide Hard Assets Fund - Initial Class                        185            (552)         (367)
2   Vanguard VIF Total Stock Market Index Portfolio                             -          (2,329)       (2,329)

Footnotes
1  Variable Universal Life Policy product.
2  Executive Advantage product.
3  Gemstone Life product.

                                   VA B - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2010 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Sub-accounts                                                       Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------------
  1  AllianceBernstein Balanced Wealth Strategy Portfolio - Class
     A                                                              2,385   $11.17   $   26,628    2.54%     0.90%      9.62%
  1  AllianceBernstein Global Thematic Growth Portfolio - Class A  12,231    18.94      231,619    2.01%     0.90%     17.87%
  3  AllianceBernstein Global Thematic Growth Portfolio - Class A     415     9.10        3,779    1.94%     0.75%     18.05%
  1  AllianceBernstein Growth and Income Portfolio - Class A       19,109    26.51      506,668    0.00%     0.90%     12.08%
  1  AllianceBernstein Growth Portfolio - Class A                  22,712    20.22      459,157    0.26%     0.90%     14.03%
  1  AllianceBernstein Large Cap Growth Portfolio - Class A        10,546    13.73      144,815    0.45%     0.90%      9.11%
  3  AllianceBernstein Large Cap Growth Portfolio - Class A         1,208     9.12       11,022    0.45%     0.75%      9.28%
  3  AllianceBernstein Real Estate Investment Portfolio - Class A      60    27.38        1,653    1.39%     0.75%     25.40%
  1  AllianceBernstein Small Cap Growth Portfolio - Class A         8,162    16.15      131,826    0.00%     0.90%     35.68%
  3  American Century VP Capital Appreciation Fund - Class I          179    16.98        3,040    0.00%     0.75%     30.31%
  3  American Century VP Income & Growth Fund - Class I             1,296    11.00       14,261    1.47%     0.75%     13.29%
  3  Anchor Series Trust Capital Appreciation Portfolio - Class 1   2,470    14.77       36,479    0.13%     0.75%     21.82%
  3  Anchor Series Trust Growth Portfolio - Class 1                 2,232    12.43       27,742    0.68%     0.75%     13.29%
  3  Anchor Series Trust Natural Resources Portfolio - Class 1        401    39.71       15,928    0.83%     0.75%     15.33%
  1  Dreyfus Stock Index Fund, Inc. - Initial Shares               31,906    22.14      706,343    1.75%     0.90%     13.81%
  3  Dreyfus Stock Index Fund, Inc. - Initial Shares                4,881    10.96       53,507    1.77%     0.75%     13.98%
  1  Fidelity VIP Asset Manager Portfolio - Initial Class          28,238    22.14      625,321    1.67%     0.90%     13.24%
  3  Fidelity VIP Asset Manager Portfolio - Initial Class               -    14.06            -    1.67%     0.75%     13.41%
  1  Fidelity VIP Contrafund Portfolio - Initial Class             13,905    22.37      311,030    1.19%     0.90%     16.17%
  2  Fidelity VIP Contrafund Portfolio - Initial Class             57,429    18.19    1,044,785    1.21%     0.75%     16.34%
  3  Fidelity VIP Contrafund Portfolio - Initial Class              1,380    16.93       23,349    1.19%     0.75%     16.34%
  1  Fidelity VIP Growth Portfolio - Initial Class                 47,907    19.46      932,420    0.27%     0.90%     23.06%
  3  Fidelity VIP Growth Portfolio - Initial Class                    280     9.61        2,692    0.27%     0.75%     23.25%
  1  Fidelity VIP High Income Portfolio - Initial Class            12,840    17.39      223,244    7.59%     0.90%     12.80%
  3  Fidelity VIP High Income Portfolio - Initial Class               184    17.34        3,197    7.59%     0.75%     12.97%
  1  Fidelity VIP Investment Grade Bond Portfolio - Initial Class   8,649    21.00      181,618    3.64%     0.90%      6.84%
  3  Fidelity VIP Investment Grade Bond Portfolio - Initial Class     188    15.94        2,996    3.64%     0.75%      7.00%
  1  Fidelity VIP Money Market Portfolio - Initial Class           15,944    14.73      234,794    0.18%     0.90%     -0.66%
  3  Fidelity VIP Money Market Portfolio - Initial Class            1,224    11.68       14,294    0.18%     0.75%     -0.51%
  1  Fidelity VIP Overseas Portfolio - Initial Class                6,353    19.80      125,786    1.23%     0.90%     12.10%
  2  Franklin Templeton Templeton Developing Markets Securities
     Fund - Class 2                                                 3,532    12.89       45,512    1.51%     0.75%     16.71%
  2  Franklin Templeton Templeton Foreign Securities Fund -
     Class 2                                                       66,096    17.31    1,144,182    1.77%     0.75%      7.60%
  3  Franklin Templeton Templeton Global Asset Allocation Fund
     - Class 1                                                          -        -            -   10.84%     0.75%      3.74%
  1  Invesco V.I. Capital Appreciation Fund - Series I *            8,681    10.99       95,383    0.75%     0.90%     14.45%
  3  Invesco V.I. Capital Appreciation Fund - Series I *              438     9.04        3,965    0.75%     0.75%     14.63%
  1  Invesco V.I. International Growth Fund - Series I *            7,147    19.31      138,010    2.23%     0.90%     11.85%
  3  Invesco V.I. International Growth Fund - Series I *              304    17.15        5,214    2.23%     0.75%     12.02%
  2  Invesco Van Kampen V.I. Mid Cap Value Fund - Series I          8,561    15.15      129,662    0.90%     0.75%     21.33%
  3  JPMorgan Insurance Trust Core Bond Portfolio - Class 1            93    11.47        1,072    3.66%     0.75%      8.42%
  2  JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1    51,768    15.87      821,547    1.13%     0.75%     22.53%
  2  JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1   59,033     9.72      574,028    0.00%     0.75%     26.18%

                                   VA B - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2010 are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Sub-accounts                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------------
3   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1     134   $15.00   $    2,004    0.82%     0.75%     12.73%
3   Neuberger Berman AMT Partners Portfolio - Class I             99    13.69        1,359    0.64%     0.75%     14.80%
3   Neuberger Berman AMT Short Duration Bond Portfolio -
    Class I                                                        -    12.08            -   10.55%     0.75%      4.50%
3   Oppenheimer Global Securities Fund/VA - Non-Service
    Shares                                                       678    16.32       11,067    1.32%     0.75%     15.10%
3   Oppenheimer Main Street Fund/VA - Non-Service Shares       1,996    11.43       22,810    1.03%     0.75%     15.24%
2   PIMCO VIT High Yield Portfolio - Administrative Class     17,567    15.80      277,495    7.28%     0.75%     13.63%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
    Administrative Class                                      75,338    14.94    1,125,211    3.86%     0.75%     10.77%
2   PIMCO VIT Short-Term Portfolio - Administrative Class        525    11.04        5,796    0.85%     0.75%      1.34%
3   SunAmerica Aggressive Growth Portfolio - Class 1             146     8.32        1,214    0.00%     0.75%     20.26%
3   SunAmerica Alliance Growth Portfolio - Class 1             1,084     9.95       10,784    0.81%     0.75%      9.42%
3   SunAmerica Balanced Portfolio - Class 1                       96    11.02        1,054    3.63%     0.75%     11.00%
3   SunAmerica Global Bond Portfolio - Class 1                 1,475    15.88       23,427    4.27%     0.75%      5.49%
3   SunAmerica Growth-Income Portfolio - Class 1               1,822     9.65       17,582    0.92%     0.75%     10.67%
3   SunAmerica Mid-Cap Growth Portfolio - Class 1                415     7.74        3,216    0.00%     0.75%     24.52%
2   VALIC Company I Mid Cap Index Fund                           524    11.23        5,891    1.04%     0.75%     25.31%
2   VALIC Company I Small Cap Index Fund                       5,907    10.49       61,981    0.88%     0.75%     25.60%
1   Van Eck VIP Emerging Markets Fund - Initial Class *        5,091    28.32      144,154    0.54%     0.90%     25.70%
1   Van Eck VIP Global Hard Assets Fund - Initial Class *      2,713    44.24      120,032    0.30%     0.90%     28.08%
2   Vanguard VIF Total Stock Market Index Portfolio           73,643    10.38      764,265    1.79%     0.75%     16.23%

                                   VA B - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Sub-accounts                                                      Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------------
1   AIM V.I. Capital Appreciation Fund - Series I                  8,207   $ 9.60   $   78,792    0.61%     0.90%     19.99%
3   AIM V.I. Capital Appreciation Fund - Series I                    418     7.89        3,295    0.61%     0.75%     20.17%
1   AIM V.I. International Growth Fund - Series I                  7,141    17.27      123,287    1.65%     0.90%     34.03%
3   AIM V.I. International Growth Fund - Series I                    282    15.31        4,317    1.65%     0.75%     34.23%
1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class
    A                                                              2,312    10.19       23,556    1.01%     0.90%     23.76%
1   AllianceBernstein Global Thematic Growth Portfolio - Class A
    *                                                             13,843    16.07      222,411    0.00%     0.90%     52.11%
3   AllianceBernstein Global Thematic Growth Portfolio - Class A
    *                                                                412     7.70        3,173    0.00%     0.75%     52.34%
1   AllianceBernstein Growth and Income Portfolio - Class A       22,346    23.66      528,624    3.73%     0.90%     19.74%
1   AllianceBernstein Growth Portfolio - Class A                  23,988    17.73      425,300    0.00%     0.90%     32.04%
1   AllianceBernstein Intermediate Bond Portfolio - Class A            -    10.98            -    0.00%     0.90%     17.45%
1   AllianceBernstein Large Cap Growth Portfolio - Class A        10,579    12.58      133,131    0.15%     0.90%     36.29%
3   AllianceBernstein Large Cap Growth Portfolio - Class A         1,189     8.35        9,926    0.16%     0.75%     36.49%
3   AllianceBernstein Real Estate Investment Portfolio - Class A      65    21.83        1,422    4.90%     0.75%     28.49%
1   AllianceBernstein Small Cap Growth Portfolio - Class A         8,967    11.90      106,736    0.00%     0.90%     40.49%
3   AllianceBernstein Utility Income Portfolio - Class A               -        -            -    9.36%     0.75%      8.93%
3   American Century VP Capital Appreciation Fund - Class I          192    13.03        2,497    0.81%     0.75%     36.05%
3   American Century VP Income & Growth Fund - Class I             1,333     9.71       12,938    4.70%     0.75%     17.21%
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1   2,467    12.12       29,906    0.00%     0.75%     35.74%
3   Anchor Series Trust Growth Portfolio - Class 1                 2,217    10.97       24,324    1.09%     0.75%     37.36%
3   Anchor Series Trust Natural Resources Portfolio - Class 1        401    34.43       13,805    1.43%     0.75%     56.88%
1   Dreyfus Stock Index Fund, Inc. - Initial Shares               35,837    19.45      697,106    1.93%     0.90%     25.20%
3   Dreyfus Stock Index Fund, Inc. - Initial Shares                4,497     9.62       43,244    1.90%     0.75%     25.39%
1   Fidelity VIP Asset Manager Portfolio - Initial Class          28,814    19.56      563,482    2.61%     0.90%     27.96%
3   Fidelity VIP Asset Manager Portfolio - Initial Class           1,249    12.39       15,475    2.61%     0.75%     28.15%
1   Fidelity VIP Contrafund Portfolio - Initial Class             14,845    19.26      285,832    1.34%     0.90%     34.49%
2   Fidelity VIP Contrafund Portfolio - Initial Class             59,149    15.64      924,931    1.36%     0.75%     34.70%
3   Fidelity VIP Contrafund Portfolio - Initial Class              1,448    14.55       21,064    1.34%     0.75%     34.70%
1   Fidelity VIP Growth Portfolio - Initial Class                 50,545    15.82      799,400    0.40%     0.90%     27.14%
3   Fidelity VIP Growth Portfolio - Initial Class                    318     7.79        2,479    0.40%     0.75%     27.33%
1   Fidelity VIP High Income Portfolio - Initial Class            13,925    15.41      214,627    8.09%     0.90%     42.67%
3   Fidelity VIP High Income Portfolio - Initial Class               225    15.35        3,455    8.09%     0.75%     42.88%
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class   8,507    19.65      167,206    8.57%     0.90%     14.69%
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class     211    14.90        3,142    8.57%     0.75%     14.86%
1   Fidelity VIP Money Market Portfolio - Initial Class           16,120    14.82      238,952    0.70%     0.90%     -0.18%
3   Fidelity VIP Money Market Portfolio - Initial Class            1,063    11.74       12,477    0.70%     0.75%     -0.03%
1   Fidelity VIP Overseas Portfolio - Initial Class                7,800    17.66      137,762    2.05%     0.90%     25.40%
2   Franklin Templeton Templeton Developing Markets Securities
    Fund - Class 2                                                 3,737    11.04       41,265    4.06%     0.75%     71.30%
2   Franklin Templeton Templeton Foreign Securities Fund -
    Class 2                                                       67,823    16.09    1,091,180    3.11%     0.75%     36.02%
3   Franklin Templeton Templeton Global Asset Allocation Fund
    - Class 1                                                        804    16.22       13,034    8.67%     0.75%     21.30%
3   JPMorgan Bond Portfolio                                            -        -            -   14.65%     0.75%     -1.64%
3   JPMorgan Insurance Trust Core Bond Portfolio - Class 1            83    10.58          878    0.00%     0.75%      5.76%
2   JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1    52,849    12.95      684,471    0.00%     0.75%     29.51%
2   JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
    *                                                             60,265     7.71      464,434    0.71%     0.75%     21.66%
3   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1         135    13.31        1,793    0.00%     0.75%     33.11%

                                   VA B - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2009 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Sub-accounts                                                 Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------
2   JPMorgan Mid Cap Value Portfolio                              -   $    -   $        -    4.74%     0.75%      -2.92%
3   JPMorgan U.S. Large Cap Core Equity Portfolio                 -        -            -    0.83%     0.75%      -1.30%
3   Neuberger Berman AMT Partners Portfolio - Class I           100    11.93        1,193    2.84%     0.75%      54.91%
3   Neuberger Berman AMT Short Duration Bond Portfolio -
    Class I                                                   1,266    11.56       14,639    8.21%     0.75%      12.48%
3   Oppenheimer Global Securities Fund/VA - Non-Service
    Shares                                                      676    14.18        9,592    2.06%     0.75%      38.73%
3   Oppenheimer Main Street Fund/VA - Non-Service Shares      2,056     9.92       20,390    1.91%     0.75%      27.33%
2   PIMCO VIT High Yield Portfolio - Administrative Class    18,027    13.90      250,612    8.52%     0.75%      39.22%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
    Administrative Class                                     77,300    13.48    1,042,246    3.68%     0.75%      -5.10%
2   PIMCO VIT Short-Term Portfolio - Administrative Class       552    10.89        6,012    2.01%     0.75%       6.99%
3   SunAmerica Aggressive Growth Portfolio - Class 1            130     6.92          901    0.14%     0.75%      39.43%
3   SunAmerica Alliance Growth Portfolio - Class 1            1,104     9.09       10,039    0.62%     0.75%      39.98%
3   SunAmerica Balanced Portfolio - Class 1                   1,090     9.93       10,823    3.52%     0.75%      23.10%
3   SunAmerica Global Bond Portfolio - Class 1                1,456    15.05       21,918    3.44%     0.75%       6.69%
3   SunAmerica Growth-Income Portfolio - Class 1              1,796     8.72       15,660    1.38%     0.75%      27.22%
3   SunAmerica Mid-Cap Growth Portfolio - Class 1               400     6.22        2,488    0.00%     0.75%      41.36%
2   UIF U.S. Mid Cap Value Portfolio - Class I Shares         9,059    12.48      113,087    1.20%     0.75%      38.17%
2   VALIC Company I Mid Cap Index Fund *                        551     8.96        4,943    1.54%     0.75%      37.25%
2   VALIC Company I Small Cap Index Fund *                    6,249     8.35       52,203    1.65%     0.75%      27.26%
1   Van Eck Worldwide Emerging Markets Fund - Initial Class   5,110    22.53      115,108    0.13%     0.90%     111.27%
1   Van Eck Worldwide Hard Assets Fund - Initial Class        2,388    34.54       82,487    0.27%     0.90%      56.12%
2   Vanguard VIF Total Stock Market Index Portfolio          75,210     8.93      671,505    1.86%     0.75%      27.30%

                                   VA B - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Sub-accounts                                                        Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------------------
2   AIG Retirement Company I Mid Cap Index Fund *                      689   $ 6.53    $  4,497     1.19%     0.75%     -37.36%
2   AIG Retirement Company I Small Cap Index Fund *                  6,701     6.56      43,985     1.68%     0.75%     -34.96%
1   AIM V.I. Capital Appreciation Fund - Series I                    8,872     8.00      70,986     0.00%     0.90%     -43.01%
3   AIM V.I. Capital Appreciation Fund - Series I                      360     6.57       2,365     0.00%     0.75%     -42.92%
1   AIM V.I. International Growth Fund - Series I                    5,654    12.88      72,830     0.51%     0.90%     -40.92%
3   AIM V.I. International Growth Fund - Series I                      246    11.41       2,811     0.51%     0.75%     -40.83%
1   AllianceBernstein Balanced Shares Portfolio - Class A                -        -           -     7.74%     0.90%     -15.98%
1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A   2,233     8.23      18,377     0.00%     0.90%     -17.69%
1   AllianceBernstein Global Bond Portfolio - Class A                    -        -           -    22.50%     0.90%       5.10%
1   AllianceBernstein Global Technology Portfolio - Class A         15,627    10.56     165,058     0.00%     0.90%     -47.84%
3   AllianceBernstein Global Technology Portfolio - Class A            389     5.06       1,965     0.00%     0.75%     -47.76%
1   AllianceBernstein Growth and Income Portfolio - Class A         27,440    19.76     542,116     2.10%     0.90%     -41.14%
1   AllianceBernstein Growth Portfolio - Class A                    37,086    13.43     497,971     0.00%     0.90%     -42.99%
1   AllianceBernstein Intermediate Bond Portfolio - Class A            410     9.35       3,837     0.00%     0.90%      -6.49%
1   AllianceBernstein Large Cap Growth Portfolio - Class A          12,490     9.23     115,340     0.00%     0.90%     -40.20%
3   AllianceBernstein Large Cap Growth Portfolio - Class A           1,437     6.11       8,786     0.00%     0.75%     -40.11%
3   AllianceBernstein Real Estate Investment Portfolio - Class A       508    16.99       8,639     1.94%     0.75%     -36.17%
1   AllianceBernstein Small Cap Growth Portfolio - Class A           9,434     8.47      79,932     0.00%     0.90%     -46.03%
3   AllianceBernstein Utility Income Portfolio - Class A               105     9.72       1,019     3.12%     0.75%     -37.06%
3   American Century VP Capital Appreciation Fund - Class I            207     9.58       1,979     0.00%     0.75%     -46.59%
3   American Century VP Income & Growth Fund - Class I               1,608     8.28      13,318     2.03%     0.75%     -35.08%
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1     2,302     8.93      20,554     0.00%     0.75%     -40.80%
3   Anchor Series Trust Growth Portfolio - Class 1                   2,051     7.99      16,382     0.81%     0.75%     -40.86%
3   Anchor Series Trust Natural Resources Portfolio - Class 1          398    21.95       8,737     1.06%     0.75%     -50.17%
1   Dreyfus Stock Index Fund, Inc. - Initial Shares                 42,755    15.54     664,264     2.17%     0.90%     -37.71%
3   Dreyfus Stock Index Fund, Inc. - Initial Shares                  4,668     7.67      35,801     2.18%     0.75%     -37.61%
1   Fidelity VIP Asset Manager Portfolio - Initial Class            22,943    15.28     350,632     2.80%     0.90%     -29.36%
3   Fidelity VIP Asset Manager Portfolio - Initial Class             1,114     9.67      10,770     2.80%     0.75%     -29.25%
1   Fidelity VIP Contrafund Portfolio - Initial Class               13,326    14.32     190,778     1.01%     0.90%     -43.03%
2   Fidelity VIP Contrafund Portfolio - Initial Class               61,465    11.61     713,563     1.01%     0.75%     -42.94%
3   Fidelity VIP Contrafund Portfolio - Initial Class                4,867    10.80      52,567     1.01%     0.75%     -42.94%
1   Fidelity VIP Growth Portfolio - Initial Class                   61,315    12.44     762,750     0.83%     0.90%     -47.64%
3   Fidelity VIP Growth Portfolio - Initial Class                      359     6.12       2,200     0.83%     0.75%     -47.56%
1   Fidelity VIP High Income Portfolio - Initial Class              15,257    10.80     164,826     9.64%     0.90%     -25.66%
3   Fidelity VIP High Income Portfolio - Initial Class                 269    10.74       2,889     9.64%     0.75%     -25.55%
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class     5,964    17.14     102,207     4.09%     0.90%      -4.12%
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class       236    12.97       3,058     4.09%     0.75%      -3.97%
1   Fidelity VIP Money Market Portfolio - Initial Class             24,108    14.85     357,999     3.01%     0.90%       2.10%
3   Fidelity VIP Money Market Portfolio - Initial Class                885    11.74      10,389     3.01%     0.75%       2.25%
1   Fidelity VIP Overseas Portfolio - Initial Class                  8,333    14.08     117,357     2.77%     0.90%     -44.31%
2   Franklin Templeton Templeton Developing Markets Securities
      Fund - Class 2                                                 3,978     6.45      25,644     2.76%     0.75%     -53.06%
2   Franklin Templeton Templeton Foreign Securities Fund - Class
      2                                                             70,199    11.83     830,342     2.38%     0.75%     -40.82%
3   Franklin Templeton Templeton Global Asset Allocation Fund -
      Class 1                                                          748    13.37      10,002    10.85%     0.75%     -25.53%
3   JPMorgan Bond Portfolio                                             69    10.57         730     8.47%     0.75%     -16.58%
2   JPMorgan Mid Cap Value Portfolio                                49,709    11.26     559,592     1.11%     0.75%     -33.71%
2   JPMorgan Small Company Portfolio                                61,949     6.33     392,404     0.20%     0.75%     -32.49%

                                   VA B - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Sub-accounts                                                       Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------------
3   JPMorgan U.S. Large Cap Core Equity Portfolio                   1,041   $ 7.24   $    7,536    0.38%     0.75%     -34.47%
3   Neuberger Berman AMT Partners Portfolio - Class I                  77     7.70          596    0.61%     0.75%     -52.75%
3   Neuberger Berman AMT Short Duration Bond Portfolio - Class I *  1,130    10.28       11,617    5.32%     0.75%     -14.08%
3   Oppenheimer Global Securities Fund/VA - Non-Service Shares        617    10.22        6,310    1.59%     0.75%     -40.64%
3   Oppenheimer Main Street Fund/VA - Non-Service Shares            2,361     7.79       18,388    1.54%     0.75%     -38.93%
2   PIMCO VIT High Yield Portfolio - Administrative Class          18,667     9.99      186,413    8.12%     0.75%     -24.08%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
    Administrative Class                                           79,956    14.21    1,135,978    3.52%     0.75%      16.42%
2   PIMCO VIT Short-Term Portfolio - Administrative Class             689    10.18        7,014    3.73%     0.75%      -1.06%
3   SunAmerica Aggressive Growth Portfolio - Class 1                  109     4.96          540    0.71%     0.75%     -52.99%
3   SunAmerica Alliance Growth Portfolio - Class 1                  1,108     6.50        7,199    0.17%     0.75%     -41.18%
3   SunAmerica Balanced Portfolio - Class 1                           997     8.07        8,041    3.89%     0.75%     -26.45%
3   SunAmerica Global Bond Portfolio - Class 1                      1,386    14.11       19,557    3.28%     0.75%       4.88%
3   SunAmerica Growth-Income Portfolio - Class 1                    2,012     6.86       13,791    0.99%     0.75%     -43.33%
3   SunAmerica Mid-Cap Growth Portfolio - Class 1                     336     4.40        1,478    0.00%     0.75%     -43.79%
2   UIF U.S. Mid Cap Value Portfolio - Class I Shares               9,644     9.03       87,130    0.90%     0.75%     -41.73%
1   Van Eck Worldwide Emerging Markets Fund - Initial Class         4,499    10.66       47,973    0.00%     0.90%     -65.10%
1   Van Eck Worldwide Hard Assets Fund - Initial Class              2,755    22.13       60,959    0.34%     0.90%     -46.61%
2   Vanguard VIF Total Stock Market Index Portfolio                77,539     7.01      543,847    1.59%     0.75%     -37.75%

                                   VA B - 37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                        Unit                Income    Expense    Total
Sub-accounts                                                     Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------
1   AIM V.I. Capital Appreciation Fund - Series I                 9,461 $14.04 $  132,823    0.00%     0.90%      11.00%
3   AIM V.I. Capital Appreciation Fund - Series I                   922  11.50     10,611    0.00%     0.75%      11.17%
1   AIM V.I. International Growth Fund - Series I                 6,909  21.80    150,626    0.44%     0.90%      13.69%
3   AIM V.I. International Growth Fund - Series I                   229  19.27      4,408    0.44%     0.75%      13.86%
1   AllianceBernstein Balanced Shares Portfolio - Class A         3,150  13.92     43,856    2.76%     0.90%       2.12%
1   AllianceBernstein Global Bond Portfolio - Class A               217  15.13      3,290    3.10%     0.90%       9.36%
1   AllianceBernstein Global Technology Portfolio - Class A      16,306  20.25    330,197    0.00%     0.90%      19.12%
3   AllianceBernstein Global Technology Portfolio - Class A         371   9.68      3,593    0.00%     0.75%      19.29%
1   AllianceBernstein Growth and Income Portfolio - Class A      29,117  33.56    977,256    1.41%     0.90%       4.17%
1   AllianceBernstein Growth Portfolio - Class A                 38,700  23.55    911,461    0.00%     0.90%      12.01%
1   AllianceBernstein Large Cap Growth Portfolio - Class A       13,748  15.44    212,298    0.00%     0.90%      12.89%
3   AllianceBernstein Large Cap Growth Portfolio - Class A        2,267  10.21     23,146    0.00%     0.75%      13.06%
3   AllianceBernstein Real Estate Investment Portfolio - Class A    430  26.62     11,453    1.39%     0.75%     -15.17%
1   AllianceBernstein Small Cap Growth Portfolio - Class A       11,966  15.70    187,869    0.00%     0.90%      13.05%
3   AllianceBernstein Utility Income Portfolio - Class A            123  15.44      1,904    2.17%     0.75%      21.43%
3   American Century VP Capital Appreciation Fund - Class I         219  17.93      3,920    0.00%     0.75%      44.71%
3   American Century VP Income & Growth Fund - Class I            1,622  12.76     20,692    1.90%     0.75%      -0.82%
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1  2,233  15.09     33,680    0.35%     0.75%      26.75%
3   Anchor Series Trust Growth Portfolio - Class 1                1,979  13.51     26,726    0.75%     0.75%       9.37%
3   Anchor Series Trust Natural Resources Portfolio - Class 1       386  44.05     17,014    1.15%     0.75%      39.15%
1   Dreyfus Stock Index Fund, Inc. - Initial Shares              46,103  24.94  1,149,818    1.75%     0.90%       4.31%
3   Dreyfus Stock Index Fund, Inc. - Initial Shares               4,519  12.29     55,554    1.20%     0.75%       4.46%
1   Dreyfus VIF Small Company Stock Portfolio - Initial Shares        -      -          -    0.00%     0.90%       8.62%
3   Dreyfus VIF Small Company Stock Portfolio - Initial Shares        -      -          -    0.00%     0.75%       8.67%
1   Fidelity VIP Asset Manager Portfolio - Initial Class         24,094  21.63    521,254    6.10%     0.90%      14.46%
3   Fidelity VIP Asset Manager Portfolio - Initial Class            901  13.67     12,319    6.10%     0.75%      14.64%
1   Fidelity VIP Contrafund Portfolio - Initial Class            15,241  25.13    383,019    0.94%     0.90%      16.53%
2   Fidelity VIP Contrafund Portfolio - Initial Class            65,728  20.35  1,337,394    0.94%     0.75%      16.71%
3   Fidelity VIP Contrafund Portfolio - Initial Class             3,699  18.93     70,022    0.94%     0.75%      16.71%
1   Fidelity VIP Growth Portfolio - Initial Class                67,825  23.76  1,611,450    0.82%     0.90%      25.82%
3   Fidelity VIP Growth Portfolio - Initial Class                 1,012  11.67     11,815    0.82%     0.75%      26.01%
1   Fidelity VIP High Income Portfolio - Initial Class           14,822  14.53    215,393    8.26%     0.90%       1.86%
3   Fidelity VIP High Income Portfolio - Initial Class              758  14.43     10,937    8.26%     0.75%       2.01%
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class  6,429  17.87    114,905    4.41%     0.90%       3.41%
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class    255  13.51      3,438    4.41%     0.75%       3.56%
1   Fidelity VIP Money Market Portfolio - Initial Class          18,186  14.54    264,505    5.35%     0.90%       4.26%
3   Fidelity VIP Money Market Portfolio - Initial Class           1,461  11.48     16,771    5.35%     0.75%       4.42%
1   Fidelity VIP Overseas Portfolio - Initial Class               8,424  25.29    213,043    3.36%     0.90%      16.26%
2   Franklin Templeton Templeton Developing Markets Securities
    Fund - Class 2                                                4,170  13.73     57,262    2.24%     0.75%      27.82%
2   Franklin Templeton Templeton Foreign Securities Fund -
    Class 2                                                      75,208  19.99  1,503,295    2.00%     0.75%      14.59%
3   Franklin Templeton Templeton Global Asset Allocation Fund -
    Class 1                                                         649  17.95     11,644   18.14%     0.75%       9.49%
3   JPMorgan Bond Portfolio                                          59  12.67        746    6.58%     0.75%       0.57%
2   JPMorgan Mid Cap Value Portfolio                             53,257  16.98    904,378    0.92%     0.75%       1.68%
2   JPMorgan Small Company Portfolio                             66,371   9.38    622,785    0.01%     0.75%      -6.38%
3   JPMorgan U.S. Large Cap Core Equity Portfolio                   128  11.04      1,418    1.14%     0.75%       0.90%
3   Neuberger Berman AMT Lehman Brothers Short Duration Bond
    Portfolio - Class I *                                           893  11.96     10,686    3.10%     0.75%       3.98%

                                   VA B - 38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                     Investment
                                                                   Unit                Income    Expense    Total
Sub-accounts                                                Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------
3   Neuberger Berman AMT Partners Portfolio - Class I           66 $16.30 $    1,076    0.69%     0.75%      8.51%
3   Oppenheimer Global Securities Fund/VA - Non-Service
      Shares                                                   588  17.22     10,122    2.46%     0.75%      5.52%
3   Oppenheimer Main Street Fund/VA - Non-Service Shares     2,393  12.75     30,521    1.03%     0.75%      3.64%
2   PIMCO VIT High Yield Portfolio - Administrative Class   20,014  13.15    263,258    7.06%     0.75%      2.73%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
      Administrative Class                                  85,572  12.20  1,044,320    4.45%     0.75%      8.97%
2   PIMCO VIT Short-Term Portfolio - Administrative Class      936  10.29      9,625    8.13%     0.75%      2.86%
3   SunAmerica Aggressive Growth Portfolio - Class 1            93  10.56        982    0.65%     0.75%     -1.24%
3   SunAmerica Alliance Growth Portfolio - Class 1           1,119  11.05     12,356    0.05%     0.75%     13.74%
3   SunAmerica Balanced Portfolio - Class 1 *                  831  10.97      9,109    3.22%     0.75%      4.61%
3   SunAmerica Global Bond Portfolio - Class 1               1,336  13.45     17,976    0.57%     0.75%     10.54%
3   SunAmerica Growth-Income Portfolio - Class 1             2,552  12.10     30,870    0.98%     0.75%     10.28%
3   SunAmerica Mid-Cap Growth Portfolio - Class 1 *          1,151   7.82      9,008    0.26%     0.75%     16.06%
2   UIF U.S. Mid Cap Value Portfolio - Class I Shares       10,109  15.50    156,724    0.68%     0.75%      7.03%
2   VALIC Company I Mid Cap Index Fund                         936  10.43      9,756    2.41%     0.75%      3.20%
2   VALIC Company I Small Cap Index Fund                     7,129  10.09     71,949    1.13%     0.75%     -2.63%
1   Van Eck Worldwide Emerging Markets Fund - Initial Class  4,383  30.55    133,877    0.39%     0.90%     36.38%
1   Van Eck Worldwide Hard Assets Fund - Initial Class       2,796  41.44    115,870    0.13%     0.90%     44.05%
2   Vanguard VIF Total Stock Market Index Portfolio         83,444  11.27    940,206    1.11%     0.75%      4.37%

                                   VA B - 39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Sub-accounts                                                Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
1   AIM V.I. Capital Appreciation Fund - Series I            8,942   $12.65   $  113,094    0.06%     0.90%      5.35%
3   AIM V.I. Capital Appreciation Fund - Series I            1,026    10.35       10,621    0.06%     0.75%      5.51%
1   AIM V.I. International Growth Fund - Series I            6,712    19.18      128,716    0.99%     0.90%     27.09%
3   AIM V.I. International Growth Fund - Series I              208    16.93        3,517    0.99%     0.75%     27.28%
1   AllianceBernstein Balanced Shares Portfolio - Class A *  3,196    13.64       43,581    2.39%     0.90%     10.79%
1   AllianceBernstein Global Bond Portfolio - Class A          191    13.84        2,645    1.57%     0.90%      4.03%
1   AllianceBernstein Global Technology Portfolio - Class A 16,533    17.00      281,075    0.00%     0.90%      7.67%
3   AllianceBernstein Global Technology Portfolio - Class A    328     8.12        2,664    0.00%     0.75%      7.83%
1   AllianceBernstein Growth and Income Portfolio - Class A 32,319    32.22    1,041,289    1.38%     0.90%     16.24%
1   AllianceBernstein Growth Portfolio - Class A            42,629    21.03      896,371    0.00%     0.90%     -1.96%
1   AllianceBernstein Large Cap Growth Portfolio - Class A  17,051    13.68      233,243    0.00%     0.90%     -1.33%
3   AllianceBernstein Large Cap Growth Portfolio - Class A   2,272     9.03       20,521    0.00%     0.75%     -1.19%
3   AllianceBernstein Real Estate Investment Portfolio -
      Class A                                                  410    31.38       12,864    1.97%     0.75%     34.22%
1   AllianceBernstein Small Cap Growth Portfolio - Class A  13,473    13.89      187,117    0.00%     0.90%      9.70%
3   AllianceBernstein Utility Income Portfolio - Class A       131    12.71        1,670    4.18%     0.75%     22.84%
3   American Century VP Capital Appreciation Fund - Class I    213    12.39        2,643    0.00%     0.75%     16.35%
3   American Century VP Income & Growth Fund - Class I       1,701    12.86       21,879    1.76%     0.75%     16.21%
3   Anchor Series Trust Capital Appreciation Portfolio -
      Class 1                                                2,188    11.90       26,043    0.09%     0.75%     10.59%
3   Anchor Series Trust Growth Portfolio - Class 1           1,951    12.35       24,099    0.34%     0.75%     12.44%
3   Anchor Series Trust Natural Resources Portfolio -
      Class 1                                                  385    31.66       12,181    0.53%     0.75%     24.00%
2   BlackRock Value Opportunities V.I. Fund - Class I *          -    15.92            -    0.00%     0.75%     11.98%
1   Dreyfus Stock Index Fund, Inc. - Initial Shares         52,557    23.91    1,256,654    1.65%     0.90%     14.47%
3   Dreyfus Stock Index Fund, Inc. - Initial Shares         17,893    11.77      210,560    1.75%     0.75%     14.64%
1   Dreyfus VIF Small Company Stock Portfolio - Initial
      Shares                                                 3,691    16.18       59,715    0.00%     0.90%      9.98%
3   Dreyfus VIF Small Company Stock Portfolio - Initial
      Shares                                                   664    14.41        9,567    0.00%     0.75%     10.14%
1   Fidelity VIP Asset Manager Portfolio - Initial Class    24,744    18.90      467,670    2.69%     0.90%      6.36%
3   Fidelity VIP Asset Manager Portfolio - Initial Class       684    11.93        8,162    2.69%     0.75%      6.52%
1   Fidelity VIP Contrafund Portfolio - Initial Class       16,525    21.56      356,351    1.28%     0.90%     10.72%
2   Fidelity VIP Contrafund Portfolio - Initial Class       70,723    17.43    1,233,000    1.22%     0.75%     10.88%
3   Fidelity VIP Contrafund Portfolio - Initial Class        3,480    16.22       56,445    1.28%     0.75%     10.88%
1   Fidelity VIP Growth Portfolio - Initial Class           69,951    18.88    1,320,886    0.38%     0.90%      5.90%
3   Fidelity VIP Growth Portfolio - Initial Class            1,200     9.26       11,116    0.38%     0.75%      6.05%
1   Fidelity VIP High Income Portfolio - Initial Class      15,442    14.27      220,298    8.01%     0.90%     10.24%
3   Fidelity VIP High Income Portfolio - Initial Class         842    14.14       11,908    8.01%     0.75%     10.41%
1   Fidelity VIP Investment Grade Bond Portfolio - Initial
      Class                                                  7,333    17.28      126,737    3.79%     0.90%      3.42%
3   Fidelity VIP Investment Grade Bond Portfolio - Initial
      Class                                                    328    13.04        4,279    3.79%     0.75%      3.57%
1   Fidelity VIP Money Market Portfolio - Initial Class     14,156    13.95      197,477    4.77%     0.90%      3.94%
3   Fidelity VIP Money Market Portfolio - Initial Class        767    11.00        8,436    4.77%     0.75%      4.09%
1   Fidelity VIP Overseas Portfolio - Initial Class          8,044    21.75      174,974    0.84%     0.90%     17.02%
2   Franklin Templeton Templeton Developing Markets
      Securities Fund - Class 2                              4,319    10.74       46,406    0.00%     0.75%      7.43%
2   Franklin Templeton Templeton Foreign Securities Fund -
      Class 2                                               81,702    17.44    1,425,166    1.21%     0.75%     20.54%
3   Franklin Templeton Templeton Global Asset Allocation
      Fund - Class 1                                           506    16.40        8,290    6.76%     0.75%     20.48%
3   JPMorgan Bond Portfolio                                     49    12.60          620    3.59%     0.75%      3.36%
2   JPMorgan Mid Cap Value Portfolio                        59,279    16.70      989,976    0.67%     0.75%     15.97%
2   JPMorgan Small Company Portfolio                        73,876    10.02      740,434    0.00%     0.75%      0.23%

                                   VA B - 40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Sub-accounts                                                Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
3   JPMorgan U.S. Large Cap Core Equity Portfolio              100   $10.94   $    1,094    1.06%     0.75%     15.70%
3   Neuberger Berman AMT Limited Maturity Bond Portfolio -
      Class I                                                  658    11.50        7,566    3.49%     0.75%      3.43%
3   Neuberger Berman AMT Partners Portfolio - Class I           53    15.02          798    0.71%     0.75%     11.40%
3   Oppenheimer Global Securities Fund/VA - Non-Service
      Shares                                                 5,730    16.32       93,519    1.03%     0.75%     16.81%
3   Oppenheimer Main Street Fund/VA - Non-Service Shares     2,547    12.31       31,338    1.11%     0.75%     14.17%
2   PIMCO VIT High Yield Portfolio - Administrative Class   21,665    12.80      277,408    7.13%     0.75%      8.26%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
      Administrative Class                                  93,419    11.20    1,046,278    4.62%     0.75%      0.40%
3   SunAmerica Aggressive Growth Portfolio - Class 1            84    10.69          894    0.11%     0.75%     12.45%
3   SunAmerica - SunAmerica Balanced Portfolio - Class 1       672    10.48        7,041    2.93%     0.75%     10.04%
3   SunAmerica Alliance Growth Portfolio - Class 1           1,092     9.71       10,606    0.12%     0.75%      0.02%
3   SunAmerica Global Bond Portfolio - Class 1               1,303    12.17       15,853    5.34%     0.75%      3.09%
3   SunAmerica Growth-Income Portfolio - Class 1             2,461    10.97       26,991    0.75%     0.75%      6.63%
3   SunAmerica MFS Mid-Cap Growth Portfolio - Class 1        1,152     6.74        7,765    0.00%     0.75%      1.81%
2   UIF Money Market Portfolio - Class I Shares                  -    10.62            -    2.65%     0.75%      1.09%
2   UIF U.S. Mid Cap Value Portfolio - Class I Shares       10,471    14.48      151,673    0.51%     0.75%     19.80%
2   VALIC Company I Small Cap Index Fund                     6,911    10.37       71,638    0.71%     0.75%      3.65%
1   Van Eck Worldwide Emerging Markets Fund - Initial Class  4,146    22.40       92,863    0.67%     0.90%     38.25%
1   Van Eck Worldwide Hard Assets Fund - Initial Class       3,766    28.77      108,350    0.07%     0.90%     23.38%
2   Vanguard VIF Total Stock Market Index Portfolio         90,924    10.80      981,562    0.00%     0.75%      7.95%

Footnotes
1  Variable Universal Life Policy product.
2  Executive Advantage product.
3  Gemstone Life product.

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest.

(b)These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2009, 2008, 2007, 2006 and 2005, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund Name Changes

   2006
    - Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio
       - Class A.
    - Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.

   2007
    - Effective May 1, 2007, Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I changed its name to Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio - Class I.
    - Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class I changed its name to SunAmerica Balanced Portfolio - Class I.
    - Effective May 1, 2007, SunAmerica MFS Mid-Cap Growth Portfolio - Class 1 changed its name to SunAmerica Mid-Cap Growth Portfolio - Class I.

                                   VA B - 41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

*  Fund Name Changes - Continued

   2008
    - Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.
    - Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.
    - Effective September 26, 2008, Neuberger Berman AMT Lehman Brothers Short Duration Bond Portfolio- Class I changed its name to Neuberger Berman AMT Short Duration Bond Portfolio- Class I.

   2009
    - Effective April 24, 2009, JPMorgan Small Company Portfolio changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.
    - Effective May 1, 2009, AllianceBernstein Global Technology Portfolio-Class A changed its name to AllianceBernstein Global Thematic Growth Portfolio- Class A.
    - Effective May 1, 2009, AIG Retirement Company I Mid Cap Index Fund changed its name to VALIC Company I Mid Cap Index Fund.
    - Effective May 1, 2009, AIG Retirement Company I Small Cap Index Fund changed its name to VALIC Company I Small Cap Index Fund.

   2010
    - Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
    - Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
    - Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
    - Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.

                                   VA B - 42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the
Recapitalization on January 14, 2011.

On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately 33 percent of AIA Group Limited's outstanding shares.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury;
(ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

                                   VA B - 43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                                   VA B - 44

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          INDEX TO FINANCIAL STATEMENTS

                                                                Page
                                                               Numbers
                                                               -------

Report of Independent Registered Public Accounting Firm           1
Balance Sheets - December 31, 2010 and 2009                     2 to 3
Statements of Income (Loss) - Years Ended December 31,
   2010, 2009 and 2008                                            4
Statements of Comprehensive Income (Loss) - Years Ended
   December 31, 2010, 2009 and 2008                               5
Statements of Shareholder's Equity - Years Ended December
   31, 2010, 2009 and 2008                                        6
Statements of Cash Flows - Years Ended December 31, 2010,
   2009 and 2008                                                7 to 8
Notes to Financial Statements                                  9 to 59

                                                      PRICEWATERHOUSECOOPERS LLP
                                                                  1201 LOUISIANA
                                                                      SUITE 2900
                                                           HOUSTON TX 77002-5678
                                                        TELEPHONE (713) 356 4000
                                                        FACSIMILE (713) 356 4717

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of the United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, effective December 31, 2010, the Company merged with American International Life Assurance Company of New York, an affiliate, with the Company being the surviving legal entity.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PRICEWATERHOUSECOOPERS LLP
April 29, 2011

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                 BALANCE SHEETS

                                                                   December 31,
                                                             -----------------------
                                                               2010         2009
                                                             -------   -------------
                                                                       (as adjusted,
                                                                        see Note 1)
                                                                  (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair
      value (amortized cost: 2010 - $8,890; 2009 - $9,280)   $ 9,448      $ 9,300
   Fixed maturity securities, trading, at fair value              67           40
   Equity securities, available for sale, at fair value
      (cost: 2010 - $5; 2009 - $15)                                7           19
   Mortgage and other loans receivable, (net of allowance:
      2010 - $18; 2009 - $6)                                     734          791
   Policy loans                                                  216          220
   Investment real estate                                         22           23
   Partnerships and other invested assets                        136          125
   Short-term investments                                        826          611
                                                             -------      -------
Total investments                                             11,456       11,129
Cash                                                               5           17
Accrued investment income                                        120          130
Reinsurance receivables                                          285          302
Deferred policy acquisition costs                                265          324
Income taxes receivable                                           19          120
Other assets                                                     104          127
Separate account assets, at fair value                            83           86
                                                             -------      -------
TOTAL ASSETS                                                 $12,337      $12,235
                                                             =======      =======

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           BALANCE SHEETS (Continued)

                                                                    December 31,
                                                              -----------------------
                                                               2010          2009
                                                              -------   -------------
                                                                        (as adjusted,
                                                                         see Note 1)
                                                                (In Millions, except
                                                                    share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Future policy benefits                                     $ 4,947      $ 4,908
   Policyholder contract deposits                               4,077        4,100
   Policy claims and benefits payable                             270          770
   Other policyholders' funds                                     409          419
   Reserve for unearned premiums                                  106          122
   Derivative liabilities                                          16            9
   Other liabilities                                              139          156
   Separate account liabilities                                    83           86
                                                              -------      -------
TOTAL LIABILITIES                                              10,047       10,570
                                                              -------      -------
Commitments and contingent liabilities (see Note 12)
SHAREHOLDER'S EQUITY:
   Common stock, $2 par value, 1,980,658 shares authorized,
      issued and outstanding                                        4            4
   Additional paid-in capital                                   2,187        2,186
   Accumulated deficit                                           (249)        (553)
   Accumulated other comprehensive income                         348           28
                                                              -------      -------
TOTAL SHAREHOLDER'S EQUITY                                      2,290        1,665
                                                              -------      -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                    $12,337      $12,235
                                                              =======      =======

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           STATEMENTS OF INCOME (LOSS)

                                                                               Years ended December 31,
                                                                   -----------------------------------------------
                                                                     2010           2009               2008
                                                                   -------   -----------------   -----------------
                                                                             (as adjusted, see   (as adjusted, see
                                                                                  Note 1)              Note 1)
                                                                               (In Millions)
REVENUES:
   Premiums and other considerations                               $  512          $  571             $   889
   Net investment income                                              747             716                 750
   Net realized investment losses:
      Total other-than-temporary impairments on
         available for sale securities                                (77)           (147)               (977)
      Portion of other-than-temporary impairments on
         available for sale fixed maturity securities recognized
         in accumulated other comprehensive income                    (28)             (4)                 --
                                                                   ------          ------             -------
      Net other-than-temporary impairments on available
         for sale securities recognized in net income (loss)         (105)           (151)               (977)
      Other realized investment gains (losses)                         42               6              (1,254)
                                                                   ------          ------             -------
         Total net realized investment losses                         (63)           (145)             (2,231)
   Insurance charges                                                  191             196                 197
   Other                                                               35              33                  32
                                                                   ------          ------             -------
TOTAL REVENUES                                                      1,422           1,371                (363)
                                                                   ------          ------             -------
BENEFITS AND EXPENSES:
   Policyholder benefits                                              787             820               1,130
   Interest credited on policyholder contract deposits                159             166                 186
   Amortization of deferred policy acquisition costs                   48              46                  19
   General and administrative expenses, net of deferrals              118             142                 140
   Commissions, net of deferrals                                      100             109                 123
                                                                   ------          ------             -------
TOTAL BENEFITS AND EXPENSES                                         1,212           1,283               1,598
                                                                   ------          ------             -------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                     210              88              (1,961)
INCOME TAX EXPENSE (BENEFIT):
   Current                                                            (30)             14                (413)
   Deferred                                                           (64)             24                 461
                                                                   ------          ------             -------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                    (94)             38                  48
                                                                   ------          ------             -------
NET INCOME (LOSS)                                                  $  304          $   50             $(2,009)
                                                                   ======          ======             =======

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                      Years ended December 31,
                                                            ---------------------------------------------
                                                             2010          2009               2008
                                                            -----   -----------------   -----------------
                                                                    (as adjusted, see   (as adjusted, see
                                                                         Note 1)              Note 1)
                                                                      (In Millions)
NET INCOME (LOSS)                                           $ 304        $   50              $(2,009)
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains of fixed maturity investments
      on which other-than-temporary credit impairments
      were taken - net of reclassification adjustments         69            79                   --
   Deferred income tax expense on above changes               (28)          (19)                  --
   Net unrealized gains (losses) on all other invested
      assets arising during the current period - net of
      reclassification adjustments                            465         1,035                 (414)
   Deferred income tax (expense) benefit on above changes    (163)         (362)                 145
   Adjustment to deferred policy acquisition costs            (35)          (74)                  42
   Deferred income tax (expense) benefit on above changes      12            26                  (15)
                                                            -----        ------              -------
OTHER COMPREHENSIVE INCOME (LOSS)                             320           685                 (242)
                                                            -----        ------              -------
COMPREHENSIVE INCOME (LOSS)                                 $ 624        $  735              $(2,251)
                                                            =====        ======              =======

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                      Years ended December 31,
                                                            -----------------------------------------------
                                                             2010           2009                 2008
                                                            ------   -----------------    -----------------
                                                                     (as adjusted, see    (as adjusted, see
                                                                         Note 1)              Note 1)
                                                                      (In Millions)
COMMON STOCK:
   Balance at beginning and end of year                     $    4        $     4              $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                              2,186          1,835                  774
      Capital contributions from Parent (see Note 13)            1            351                1,061
                                                            ------        -------              -------
   Balance at end of year                                    2,187          2,186                1,835
                                                            ------        -------              -------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                               (553)        (1,142)                 917
      Cumulative effect of accounting change, net of tax        --            539                   --
      Net income (loss)                                        304             50               (2,009)
      Dividends                                                 --             --                  (50)
                                                            ------        -------              -------
   Balance at end of year                                     (249)          (553)              (1,142)
                                                            ------        -------              -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                 28           (274)                 (32)
      Cumulative effect of accounting change, net of tax        --           (383)                  --
      Other comprehensive income (loss)                        320            685                 (242)
                                                            ------        -------              -------
   Balance at end of year                                      348             28                 (274)
                                                            ------        -------              -------
TOTAL SHAREHOLDER'S EQUITY                                  $2,290        $ 1,665              $   423
                                                            ======        =======              =======

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                             Years ended December 31,
                                                                     ----------------------------------------
                                                                       2010          2009            2008
                                                                     -------    -------------   -------------
                                                                                (as adjusted,   (as adjusted,
                                                                                 see Note 1)     see Note 1)
                                                                                   (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                    $   304        $  50          $(2,009)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
   (USED IN) OPERATING ACTIVITIES:
Interest credited in policyholder contract deposits                      159          166              186
Fees charged for policyholder contract deposits                           (5)          (5)              (5)
Amortization of deferred policy acquisition costs                         48           46               19
Net realized investment losses                                            63          145            2,231
Equity in (income) loss of partnerships and other invested assets        (21)          (8)              13
Depreciation and amortization                                            (21)           4                4
Amortization (accretion) of net premium/discount on investments          (28)         (55)             (24)
Provision for deferred income taxes                                     (182)        (198)             132
CHANGE IN:
   Trading securities, at fair value                                     (27)          (2)              11
   Accrued investment income                                              10            6               10
   Amounts due to/from related parties                                   (12)          (9)              (1)
   Worker's compensation claim reserve, net                             (331)          (9)              31
   Reinsurance receivables                                                17           25               (9)
   Deferral of deferred policy acquisition costs                         (24)         (19)             (38)
   Income taxes currently receivable/payable                             101          200             (177)
   Other assets                                                           36           15               15
   Future policy benefits                                               (186)        (241)             103
   Other policyholders' funds                                            (10)          59               18
   Other liabilities                                                     (22)           5               (7)
Other, net                                                                16           (1)              (8)
                                                                     -------        -----          -------
      NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES            $  (115)       $ 174          $   495
                                                                     -------        -----          -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                         $(1,521)       $(999)         $  (589)
   Equity securities                                                      --           (6)              (1)
   Mortgage and other loans                                              (12)         (17)             (45)
   Other investments, excluding short-term investments                   (85)         (83)            (136)
Sales of:
   Fixed maturity securities                                           1,295          492              880
   Equity securities                                                      12            9                2
   Other investments, excluding short-term investments                    76          103               53
Redemptions and maturities of:
   Fixed maturity securities                                             656          575              319
   Mortgage and other loans                                               33           66               62
   Other investments, excluding short-term investments                     2            3                3
Change in short-term investments                                        (215)        (379)             (91)
Change in securities lending collateral                                   --           --            2,699
                                                                     -------        -----          -------
      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES            $   241        $(236)         $ 3,156
                                                                     -------        -----          -------

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF CASH FLOWS (Continued)

                                                                   Years ended December 31,
                                                            --------------------------------------
                                                             2010         2009            2008
                                                            -----    -------------   -------------
                                                                     (as adjusted,   (as adjusted,
                                                                      see Note 1)     see Note 1)
                                                                       (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                               $ 295        $ 219          $   262
Policyholder account withdrawals                             (271)        (466)            (878)
Net exchanges to/(from) variable accounts                       1           --                2
Claims and annuity payments                                  (163)         (42)               8
Change in securities lending payable                           --           --           (3,904)
Cash overdrafts                                                --           (2)              (4)
Cash capital contribution from Parent Company                  --          350              916
Dividend paid to Parent Company                                --           --              (50)
                                                            -----        -----          -------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES      $(138)       $  59          $(3,648)
                                                            -----        -----          -------
INCREASE (DECREASE) IN CASH                                 $ (12)       $  (3)         $     3
CASH AT BEGINNING OF PERIOD                                    17           20               17
                                                            -----        -----          -------
CASH AT END OF PERIOD                                       $   5        $  17          $    20
                                                            =====        =====          =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                           $  27        $  28          $    91
Interest received                                           $  --        $  (1)         $    --
Non-cash activity:
Capital contribution in the form of securities              $  --        $  --          $   145
Other various non-cash contributions                        $   1        $   1          $    --

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York ("USL" or the "Company"), is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life, annuity and certain credit products as well as group insurance. The individual life and annuity products include universal life, term, whole life and interest sensitive whole life, fixed annuities, immediate annuities, terminal funding annuities and structured settlement contracts. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its business plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

Effective December 31, 2010 American International Life Assurance Company of New York ("AIL"), a subsidiary of AIG, merged with USL, the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of AIL for all periods presented.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

     .    future policy benefits for life and accident and health contracts;

     .    recoverability of deferred policy acquisition costs ("DAC");

     .    estimated gross profits ("EGPs") for investment-oriented products;

     .    other-than-temporary impairments;

     . estimates with respect to income taxes, including recoverability of deferred tax assets; and

     . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2010, the Company recorded the net effect of certain out of period adjustments which decreased pretax income for 2010 by $6 million. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2010, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2010 out of period adjustments is as follows:

                            Total   2009   2008   Pre-2008
                            -----   ----   ----   --------
                                   (In Millions)
Decrease to pretax income   $(6)    $(3)   $(1)     $(2)

Management believes these errors are immaterial to the financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, guaranteed renewable term life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued by the Company in the future allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Short-duration contracts include group life, dental, vision, AD&D, excess major medical, credit and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     .    Current delinquency rates;

     .    Expected default rates and timing of such defaults;

     .    Loss severity and the timing of any such recovery;

     .    Expected prepayment speeds; and

     .    Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

     . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount, whether attributed to credit or noncredit factors, was recorded as a charge to earnings.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate and collateral, commercial loans and guaranteed loans. Mortgage loans on real estate and collateral, commercial loans and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The Company uses the carrying value as a practical expedient for fair value. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from various indicies to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the balance sheets as derivative assets or derivative liabilities. The fair value of the embedded derivatives is reflected in policyholder contract deposits in the balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the statements of income (loss). See Note 5 for additional disclosures.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts. DAC for certain investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC on certain products equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss). This adjustment applied to business sold on USL paper prior to the December 31, 2010 merger with AIL. DAC related to certain investment-oriented business sold on AIL paper was not adjusted for changes in net unrealized gains or losses.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policy holders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the balance sheets. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these variable accounts equals the value of the variable account assets. Separate account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income (loss) and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income (loss).

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the statements of income (loss). The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 9 for additional disclosure.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 6.10 percent.

Claim reserves attributable to the workers' compensation business are estimated by using a loss development analysis, based upon a combination of actuarial methods including paid loss development, incurred loss development, and the Bornhuetter-Ferguson method, using both paid and incurred claims. Future expected claim payments are discounted using a 3 percent discount rate.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt.

Equity indexed annuities and equity indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and indexed annuity and life contracts. During the fourth quarter of 2010, instead of using the interest rate swap curve, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. See Note 3 for additional disclosures on embedded policy derivatives.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income (loss). The Company's business has not been profitable and has resulted in an asset, rather than a liability balance. Such assets or receivable balances are not recognized for financial reporting purposes at December 31, 2010.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income (loss). As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in other revenue when earned.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Premiums on accident and health policies and credit products are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums. The Company estimates and accrues group and credit premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     . Dividend income and distributions from common and preferred stock and other investments when receivable.

     . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

     .    Interest income on policy loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

     . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

     . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

     .    Changes in fair value of derivatives.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statements of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the balance sheets at December 31, 2010 or 2009.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Investments in Separate Accounts

In April 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard is effective for interim and annual periods beginning on January 1, 2011 for the Company. Earlier application is permitted. The Company adopted this new standard on January 1, 2011. The adoption of this new standard did not have a material effect on its financial condition, results of operations or cash flows.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has determined not to early adopt, but has not determined whether it will adopt this new standard prospectively or retrospectively. The accounting standard update will result in a decrease of the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is currently assessing the effect of adoption of this new standard on its financial condition, results of operations and cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of Variable Interest Entities ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the new standard update did not have a material effect on the Company's financial condition, results of operations or cash flows.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The new standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the new standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this new standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $156 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $539 million and an increase to accumulated other comprehensive loss of $383 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 14 herein). The cumulative effect adjustment resulted in an increase of approximately $628 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                             (Increase)   (Increase) Decrease   Net Increase in
                                                            Decrease to      to Accumulated      the Company's
                                                            Accumulated   Other Comprehensive    Shareholder's
                                                              Deficit             Loss               Equity
                                                            -----------   -------------------   ---------------
                                                                                 (In Millions)
Net effect of the increase in amortized cost of available
   for sale fixed maturity securities                          $ 628            $(628)               $ --
Net effect of related DAC, sales inducement assets and
   other insurance balances                                      (39)              39                  --
Net effect on deferred income tax assets                         (50)             206                 156
                                                               -----            -----                ----
Net increase in the Company's shareholder's equity             $ 539            $(383)               $156
                                                               =====            =====                ====

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The new standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The new standard was effective beginning October 1, 2009 for the Company. The adoption of the new standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's financial condition, results of operations or cash flows.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements and Fair Value Option

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's financial condition or results of operations.

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting this standard on the Company's financial condition, results of operations and cash flows were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in fixed maturity and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition, results of operations and cash flows were not material.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

..    Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and futures and options contracts, most separate account assets and most mutual funds.

..    Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain RMBS, CMBS and collateralized loan obligations/asset-backed securities (CLO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, securities purchased (sold) under agreements to resell (repurchase), mutual fund and hedge fund investments, and certain interest rate and currency derivative contracts.

..    Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS, and collateralized debt/asset-backed securities (CDO/ABS), corporate debt, certain municipal and sovereign debt, certain derivative contracts, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies

Incorporation of Credit Risk in Fair Value Measurements

..    The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, which take into consideration all derivative positions with the Company, as well as cash collateral posted by the Company at the balance sheet date.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

..    Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

A credit default swap ("CDS") is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the periodic and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market- observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company's valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

Fixed Maturity Securities issued by Government Entities

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

Fixed Maturity Securities issued by Corporate Entities

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS, CDOs and other ABS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $52 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly for the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the New York Fed. The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of ML II as shown in the table below.

                                        Fair Value Change
                                        -----------------
Twelve Months Ended December 31, 2010     (In Millions)
-------------------------------------
Discount Rates
--------------
200 basis point increase                      $ (8)
200 basis point decrease                         9
400 basis point increase                       (14)
400 basis point decrease                        18

Estimated Future Cash Flows
---------------------------
10% increase                                    15
10% decrease                                   (17)
20% increase                                    32
20% decrease                                   (33)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair value of ML II is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets - Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale portfolios. Market price data is generally obtained from exchange or dealer markets.

Hedge Funds, Private Equity Funds and Other Investment Partnerships - Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge fund, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded derivatives contained in certain equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded derivatives in the Company's indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating LIBOR leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $2 million.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2010

                                                                                      Total
                                                                                       Fair
                                                       Level 1   Level 2   Level 3    Value
                                                       -------   -------   -------   -------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                           $--      $  143     $ --    $   143
   Foreign government                                     --          99       --         99
   States, territories & political subdivisions           --          94       34        128
   Corporate securities                                   --       7,576      129      7,705
   Mortgage-backed, asset-backed and collateralized:
      Residential mortgage-backed securities              --         544      237        781
      Commercial mortgage-backed securities               --         138      301        439
      Collateralized debt obligation / Asset backed
         securities                                       --          62       91        153
                                                         ---      ------     ----    -------
Total fixed maturity securities, available for sale       --       8,656      792      9,448
                                                         ---      ------     ----    -------
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed and collateralized:
      Collateralized debt obligation / Asset backed
         securities                                       --          --       67         67
                                                         ---      ------     ----    -------
Total fixed maturity securities, trading                  --          --       67         67
                                                         ---      ------     ----    -------
Equity securities, available for sale:
   Common stocks                                          --          --        2          2
   Preferred stocks                                       --           5       --          5
                                                         ---      ------     ----    -------
Total equity securities, available for sale               --           5        2          7
                                                         ---      ------     ----    -------
Partnerships and other invested assets                    --          25       32         57
Short-term investments                                    --         537       --        537
Separate account assets                                   83          --       --         83
                                                         ---      ------     ----    -------
         Total                                           $83      $9,223     $893    $10,199
                                                         ===      ======     ====    =======

LIABILITIES:
Policyholder contract deposits                           $--      $   --     $ 10    $    10
Derivative liabilities:
   Foreign exchange contracts                             --          16       --         16
                                                         ---      ------     ----    -------
Total derivative liabilities                              --          16       --         16
                                                         ---      ------     ----    -------
         Total                                           $--      $   16     $ 10    $    26
                                                         ===      ======     ====    =======

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

At December 31, 2009

                                                                                      Total
                                                                                      Fair
                                                       Level 1   Level 2   Level 3    Value
                                                       -------   -------   -------   -------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                           $--      $  188     $ --     $  188
   Foreign government                                     --          64       --         64
   States, territories & political subdivisions           --          60       18         78
   Corporate securities                                   --       6,985      308      7,293
   Mortgage-backed, asset-backed and collateralized:
      Residential mortgage-backed securities              --         846      244      1,090
      Commercial mortgage-backed securities               --         240      201        441
      Collateralized debt obligation / Asset backed
         securities                                       --          59       87        146
                                                         ---      ------     ----     ------
Total fixed maturity securities, available for sale       --       8,442      858      9,300
                                                         ---      ------     ----     ------
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed and collateralized:
      Collateralized debt obligation / Asset
         backed securities                                --          --       40         40
                                                         ---      ------     ----     ------
Total fixed maturity securities, trading                  --          --       40         40
                                                         ---      ------     ----     ------
Equity securities, available for sale:
   Common stocks                                          13          --        2         15
   Preferred stocks                                       --           4       --          4
                                                         ---      ------     ----     ------
Total equity securities, available for sale               13           4        2         19
                                                         ---      ------     ----     ------
Partnerships and other invested assets                    --           4       20         24
Short-term investments                                    --         392       --        392
Separate account assets                                   86          --       --         86
                                                         ---      ------     ----     ------
      Total                                              $99      $8,842     $920     $9,861
                                                         ===      ======     ====     ======
LIABILITIES:
Policyholder contract deposits                           $--      $   --     $  3     $    3
Derivative liabilities                                    --           9       --          9
                                                         ---      ------     ----     ------
      Total                                              $--      $    9     $  3     $   12
                                                         ===      ======     ====     ======

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

At December 31, 2010 and 2009, Level 3 assets were 7.2 percent and 7.5 percent of total assets, respectively, and Level 3 liabilities were 0.10 percent and
0.03 percent of total liabilities, respectively.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2010 and 2009:

                                                              Net
                                                            Realized                                                      Changes in
                                                              and                                                         Unrealized
                                                           Unrealized                  Purchases,                           Gains
                                                             Gains      Accumulated      Sales,                          (Losses) on
                                              Balance at    (Losses)      Other        Issuances               Balance   Instruments
                                               Beginning  included in  Comprehensive      and         Net      at End    Held at End
Twelve Months Ended December 31, 2010          of Period   Income (a)  Income (Loss)  Settlements  Transfers  of Period   of Period
--------------------------------------------  ----------  -----------  -------------  -----------  ---------  ---------  -----------
                                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for
   sale:
   States, territories & political
      subdivisions                               $ 18        $  --          $ (1)        $  29       $ (12)      $ 34        $--
   Corporate securities                           308           --             8           (29)       (158)       129         --
   Mortgage-backed, asset-backed and
      collateralized:
      Residential mortgage-backed securities      244           (7)           41           (84)         43        237         --
      Commercial mortgage-backed securities       201         (101)          193           (69)         77        301         --
      Collateralized debt obligation / Asset
         backed securities                         87            1            21             7         (25)        91         --
                                                 ----        -----          ----         -----       -----       ----        ---
Total fixed maturity securities, available
   for sale                                       858         (107)          262          (146)        (75)       792         --
                                                 ----        -----          ----         -----       -----       ----        ---
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed and
      collateralized:
      Collateralized debt obligation / Asset
         backed securities                         40           25            --             2          --         67         25
                                                 ----        -----          ----         -----       -----       ----        ---
Total fixed maturity securities, trading           40           25            --             2          --         67         25
                                                 ----        -----          ----         -----       -----       ----        ---
Equity securities, available for sale:
   Common stocks                                    2           --            --            --          --          2         --
                                                 ----        -----          ----         -----       -----       ----        ---
Total equity securities, available for sale         2           --            --            --          --          2         --
                                                 ----        -----          ----         -----       -----       ----        ---
Partnerships and other invested assets             20            3             1             6           2         32         --
                                                 ----        -----          ----         -----       -----       ----        ---
         Total                                   $920        $ (79)         $263         $(138)      $ (73)      $893        $25
                                                 ----        -----          ----         -----       -----       ----        ---
LIABILITIES:
Policyholder contract deposits                   $  3        $  --          $ --         $   7       $  --       $ 10        $--

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                                                                        Changes in
                                                     Net Realized                   Purchases,                          Unrealized
                                                    and Unrealized   Accumulated      Sales,                          Gains (Losses)
                                        Balance at  Gains (Losses)      Other       Issuances               Balance   on Instruments
                                         Beginning    included in   Comprehensive      and         Net     at End of    Held at End
Twelve Months Ended December 31, 2010    of Period    Income (a)    Income (Loss)  Settlements  Transfers    Period      of Period
--------------------------------------  ----------  --------------  -------------  -----------  ---------  ---------  --------------
                                                                               (In Millions)
ASSETS:
Fixed maturity securities, available
   for sale:
   States, territories & political
      subdivisions                         $ --          $ --            $ --         $  33       $ (15)     $ 18          $--
   Corporate securities                     449             3              97          (103)       (138)      308           --
   Mortgage-backed, asset-backed and
      collateralized:
      Residential mortgage-backed
         securities                         276           (17)             (5)          (42)         32       244           --
      Commercial mortgage-backed
         securities                          97           (23)            (16)           (8)        151       201           --
      Collateralized debt obligation /
         Asset backed securities             50           (13)            (16)            9          57        87           --
                                           ----          ----            ----         -----       -----      ----          ---
Total fixed maturity securities,
   available for sale                       872           (50)             60          (111)         87       858           --
                                           ----          ----            ----         -----       -----      ----          ---
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed and
      collateralized:
      Collateralized debt obligation /
         Asset backed securities             41            (3)             --             2          --        40           --
                                           ----          ----            ----         -----       -----      ----          ---
Total fixed maturity securities,
   trading                                   41            (3)             --             2          --        40           --
                                           ----          ----            ----         -----       -----      ----          ---
Equity securities, available for sale:
   Common stocks                              1            --              --             1          --         2           --
                                           ----          ----            ----         -----       -----      ----          ---
Total equity securities, available for
   sale                                       1            --              --             1          --         2           --
                                           ----          ----            ----         -----       -----      ----          ---
Partnerships and other invested assets       17            (3)              2             3           1        20           --
                                           ----          ----            ----         -----       -----      ----          ---
      Total                                $931          $(56)           $ 62         $(105)      $  88      $920          $--
                                           ----          ----            ----         -----       -----      ----          ---
LIABILITIES:
Policyholder contract deposits             $  1          $ --            $ --         $   2       $  --      $  3          $--

(a) Net realized gains and losses related to Level 3 items shown above are reported in the statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Changes in the fair value of separate account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                                             Gross      Gross       Net
                                           Transfers  Transfers  Transfers
At December 31, 2010                           In       (Out)    In (Out)
-----------------------------------------  ---------  ---------  ---------
                                                    (In Millions)
ASSETS:
   Obligations of states, municipalities
      and political subdivisions             $ --       $ (12)     $ (12)
   Corporate securities                       104        (262)      (158)
   RMBS                                        43          --         43
   CMBS                                        77          --         77
   CDO/ABS                                      1         (26)       (25)
   Partnerships and other invested assets       3          (1)         2
                                             ----       -----      -----
Total assets                                 $228       $(301)     $ (73)
                                             ====       =====      =====

During the year ended December 31, 2010, the Company transferred into Level 3 approximately $228 million of assets consisting of certain ABS, CMBS and RMBS, private placement corporate debt and investment partnerships. The transfers into Level 3 related to investments in ABS, RMBS and CMBS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. Investment partnerships transferred into Level 3 primarily consisted of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $301 million of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in private placement corporate debt, investments in certain ABS and CDOs and certain investment partnerships. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Similarly, transfers out of Level 3 for CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for CDO investments were primarily due to increased observations of market transactions and price information for those securities. Certain investment partnerships were transferred out of Level 3 primarily due to the availability of information related to the underlying assets of these funds.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                                 December 31, 2010        December 31, 2009
                                                                             ------------------------  ------------------------
                                                                             Fair Value                 Fair Value
                                                                              Using Net     Unfunded    Using Net     Unfunded
                                                                             Asset Value  Commitments  Asset Value  Commitments
                                                                             -----------  -----------  -----------  -----------
                                                                                                (In Millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout  Debt and/or equity investments made as part of a transaction in which assets of mature companies are
                     acquired from the current shareholders, typically with
                     the use of financial leverage.                              $20          $19          $12          $27

   Venture capital   Early-stage, high-potential, growth companies expected
                     to generate a return through an eventual realization
                     event, such as an initial public offering or sale of
                     the company.                                                  2            3           --           --

   Other             Real estate, energy, multi-strategy, mezzanine, and
                     industry-focused strategies.                                  7            4            7            5

                                                                                 ---          ---          ---          ---
Total private equity funds                                                        29           26           19           32
                                                                                 ---          ---          ---          ---
Hedge funds:
   Long-short        Securities that the manager believes are undervalued,
                     with corresponding short positions to hedge market
                     risk.                                                        25           --           --           --

   Other             Non-U.S. companies, futures and commodities, macro and
                     multi-strategy and industry-focused strategies.              --           --            4           --
                                                                                 ---          ---          ---          ---
Total hedge funds                                                                 25           --            4           --
                                                                                 ---          ---          ---          ---
Total                                                                            $54          $26          $23          $32
                                                                                 ===          ===          ===          ===

At December 31, 2010, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 1 percent of the total above had expected remaining lives of less than three years, 20 percent between 3 and 7 years and 78 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2010, all hedge fund investments included above are redeemable quarterly, with redemption notices ranging from 30 days to 90 days. 100 percent require redemption notices of less than 90 days. An investment representing approximately 98 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investment includes various restrictions. The restrictions, which have a pre-defined end date, are expected to be lifted by the end of 2012.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Cost and equity-method investments. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for other invested assets.

Mortgage and other loans. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

Fair Value Option - Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains (losses) of $25 million, $(3) million and $(11) million in the years ended December 31, 2010, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy loans

The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value and estimated fair value of the Company's financial instruments:

                                                       2010                2009
                                                -----------------   -----------------
                                                Carrying    Fair    Carrying    Fair
                                                 Amount    Value     Amount     Value
                                                --------   ------   --------   ------
                                                            (In Millions)
ASSETS
Fixed maturity securities, available for sale    $9,448    $9,448    $9,300    $9,300
Fixed maturity securities, trading                   67        67        40        40
Equity securities, available for sale                 7         7        19        19
Mortgage and other loans receivable                 734       755       791       745
Policy loans                                        216       216       220       220
Partnerships and other invested assets              136       136       125       125
Short-term investments                              826       826       611       611
Separate account assets                              83        83        86        86

LIABILITIES
Policyholder contract deposits (a)                2,239     2,451     2,223     2,338
Derivative liabilities                               16        16         9         9

(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                      Other-Than-
                                                        Cost or       Gross        Gross               Temporary
                                                       Amortized   Unrealized   Unrealized    Fair    Impairments
                                                          Cost        Gains       Losses      Value   in AOCI (a)
                                                       ---------   ----------   ----------   ------   -----------
                                                                             (In Millions)
December 31, 2010
Fixed maturities
   U.S. government obligations                           $  128       $ 15         $  --     $  143       $ --
   Foreign government                                        86         13            --         99         --
   States, territories & political subdivisions             130          1            (3)       128         --
   Corporate securities                                   6,948        668           (43)     7,573          7
   Mortgage-backed, asset-backed and collateralized:
      Residential mortgage-backed securities                809         32           (60)       781        (23)
      Commercial mortgage-backed securities                 496         17           (74)       439        (19)
      Collateralized debt obligation / Asset
         backed securities                                  161         11           (19)       153          7
   Affiliated securities                                    132         --            --        132         --
                                                         ------       ----         -----     ------       ----
Total fixed maturities                                    8,890        757          (199)     9,448        (28)
Equity securities:
   Common stocks                                              1         --            --          2         --
   Preferred stocks                                           4          1            --          5         --
                                                         ------       ----         -----     ------       ----
Total equity securities                                       5          1            --          7         --
                                                         ------       ----         -----     ------       ----
Total                                                    $8,895       $758         $(199)    $9,455       $(28)
                                                         ======       ====         =====     ======       ====

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                                                      Other-Than-
                                                        Cost or       Gross        Gross               Temporary
                                                       Amortized   Unrealized   Unrealized    Fair    Impairments
                                                          Cost        Gains       Losses      Value   in AOCI (a)
                                                       ---------   ----------   ----------   ------   -----------
                                                                             (In Millions)
December 31, 2009
Fixed maturities
   U.S. government obligations                           $  173       $ 15         $  --     $  188       $ --
   Foreign government                                        57          8            --         65         --
   States, territories & political subdivisions              79          1            (2)        78         --
   Corporate securities                                   6,783        487          (100)     7,170         12
   Mortgage-backed, asset-backed and collateralized:
      Residential mortgage-backed securities              1,196         40          (146)     1,090        (33)
      Commercial mortgage-backed securities                 686          8          (254)       440        (77)
      Collateralized debt obligation / Asset
         backed securities                                  184          5           (42)       147          1
   Affiliated securities                                    122         --            --        122         --
                                                         ------       ----         -----     ------       ----
Total fixed maturities                                    9,280        564          (544)     9,300        (97)
Equity securities:
   Common stocks                                             11          5            (1)        15         --
   Preferred stocks                                           4         --            --          4         --
                                                         ------       ----         -----     ------       ----
Total equity securities                                      15          5            (1)        19         --
                                                         ------       ----         -----     ------       ----
Total                                                    $9,295       $569         $(545)    $9,319       $(97)
                                                         ======       ====         =====     ======       ====

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009:

                                                       Less than 12 Months    12 Months or More          Total
                                                       -------------------   ------------------   -------------------
                                                                   Gross                Gross                 Gross
                                                        Fair    Unrealized    Fair   Unrealized    Fair    Unrealized
                                                        Value     Losses     Value     Losses      Value     Losses
                                                       ------   ----------   -----   ----------   ------   ----------
                                                                                (In Millions)
December 31, 2010
Fixed maturities
   U.S. government obligations                         $   --      $ --       $ --      $  --     $   --      $  --
   Foreign government                                      --        --         --         --         --         --
   States, territories & political subdivisions            91        (3)        --         --         91         (3)
   Corporate securities                                   754       (28)       325        (15)     1,079        (43)
   Mortgage-backed, asset-backed and collateralized:
      Residential mortgage-backed securities              210        (8)       239        (52)       449        (60)
      Commercial mortgage-backed securities                34        --        269        (74)       303        (74)
      Collateralized debt obligation / Asset
         backed securities                                 23        (2)        82        (17)       105        (19)
                                                       ------      ----       ----      -----     ------      -----
Total fixed maturities                                  1,112       (41)       915       (158)     2,027       (199)
                                                       ------      ----       ----      -----     ------      -----
Total                                                  $1,112      $(41)      $915      $(158)    $2,027      $(199)
                                                       ======      ====       ====      =====     ======      =====

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                        Less than 12 Months     12 Months or More           Total
                                                       --------------------   --------------------   -------------------
                                                                    Gross                  Gross                 Gross
                                                        Fair     Unrealized    Fair     Unrealized    Fair    Unrealized
                                                        Value      Losses      Value      Losses      Value     Losses
                                                       ------    ----------   ------    ----------   ------   ----------
                                                                                 (In Millions)
December 31, 2009
Fixed maturities
   States, territories & political
      subdivisions                                     $   37       $  (1)    $   14        $ (1)    $   51      $  (2)
   Corporate securities                                 1,154         (58)       828         (42)     1,982       (100)
   Mortgage-backed, asset-backed and collateralized:
      Residential mortgage-backed securities              244         (82)       256         (64)       500       (146)
      Commercial mortgage-backed securities               168        (167)       103         (87)       271       (254)
      Collateralized debt obligation / Asset
         backed securities                                 48         (25)        75         (17)       123        (42)
                                                       ------       -----     ------       -----     ------      -----
Total fixed maturities                                  1,651        (333)     1,276        (211)     2,927       (544)
Equity securities:
   Common stocks                                           --          --          1          (1)         1         (1)
   Preferred stocks                                         4          --         --          --          4         --
                                                       ------       -----     ------       -----     ------      -----
Total equity securities                                     4          --          1          (1)         5         (1)
                                                       ------       -----     ------       -----     ------      -----
   Total                                               $1,655       $(333)    $1,277       $(212)    $2,932      $(545)
                                                       ======       =====     ======       =====     ======      =====

As of December 31, 2010, the Company held 445 individual fixed maturity and equity securities that were in an unrealized loss position, of which 209 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010:

                                                              Total Fixed Maturity Available
                                                                    for Sale Securities
                                                              ------------------------------
                                                                  Amortized
                                                                     Cost        Fair Value
                                                                  ---------      ----------
                                                                      (In Millions)
Due in one year or less                                             $  361        $  366
Due after one year through five years                                1,624         1,739
Due after five years through ten years                               1,745         1,902
Due after ten years                                                  3,694         4,069
Mortgage-backed, asset-backed and collateralized securities          1,466         1,372
                                                                    ------        ------
Total fixed maturity securities available for sale                  $8,890        $9,448
                                                                    ======        ======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 2010, the Company's investments included one investment with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. The investment was a short-term money market investment of

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

$823 million. In 2009, there was one investment exceeding 10 percent, which was a short-term money market investment.

Total carrying values of bonds, at amortized cost deposited with regulatory authorities in accordance with statutory requirements were $194 million and $366 million at December 31, 2010 and 2009, respectively.

Trading Securities

ML II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2010, 2009 and 2008 were $25 million, $565 thousand and $(11) million, respectively.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the Company had direct commercial mortgage loan exposure of $743 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The U.S. commercial loan exposure by state and type of loan, at December 31, 2010, were as follows:

State          # of Loans   Amount *   Apartments   Offices   Retails   Industrials   Hotels   Others   % of Total
------------   ----------   --------   ----------   -------   -------   -----------   ------   ------   ----------
                                                 ($ In Millions)
New York           20         $151        $ 23        $ 97      $ 21        $ 5         $--      $ 5       20.3%
New Jersey         13          112          92          --        20         --          --       --       15.1%
California         16           95           9          36        --         33           4       13       12.8%
Texas               9           42           9          12         7         14          --       --        5.7%
Florida            12           35          --          16        12          7          --       --        4.7%
Other states       64          308          48          51        93         28          38       50       41.4%
                  ---         ----        ----        ----      ----        ---         ---      ---      -----
   Total          134         $743        $181        $212      $153        $87         $42      $68      100.0%
                  ===         ====        ====        ====      ====        ===         ===      ===      =====

*    Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                       2010    2009   2008
                                       ----    ----   ----
                                          (In Millions)
Allowance, beginning of year           $  6     $--    $--
   Additions to allowance for losses     25       6     --
   Charge-offs, net of recoveries       (13)     --     --
                                       ----     ---    ---
Allowance, end of year                 $ 18     $ 6    $--
                                       ====     ===    ===

The Company's impaired mortgage loans are as follows:

                                               2010    2009   2008
                                               ----    ----   ----
                                                  (In Millions)
Impaired loans with valuation allowances       $ 22     $--    $--
Impaired loans without valuation allowances      17      --     --
                                               ----     ---    ---
   Total impaired loans                          39      --     --
Less: Valuation allowances on impaired loans     (6)     --     --
                                               ----     ---    ---
   Impaired loans, net                         $ 33     $--    $--
                                               ====     ===    ===

The Company recognized $2 million in interest income on the above impaired mortgage loans for the year ended December 31, 2010. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2009 and 2008.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2010     2009     2008
                                            -----    -----    -----
                                                 (In Millions)
Investment income:
   Fixed maturities                          $680     $637     $666
   Equity securities                            1        1        1
   Mortgage and other loans                    46       60       59
   Policy loans                                14       15       14
   Investment real estate                       6        6       10
   Partnerships and other invested assets      14       10      (22)
   Securities Lending                          --       --       22
   Other investment income                      2        2        5
                                             ----     ----     ----
Gross investment income                       763      731      755
Investment expenses                           (16)     (15)      (5)
                                             ----     ----     ----
Net investment income                        $747     $716     $750
                                             ====     ====     ====

The carrying value of investments that produced no investment income during 2010 was $46 million, which is less than 0.5 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

NET REALIZED INVESTMENT GAINS (LOSSES)

Realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                           2010    2009     2008
                                                          -----   -----   -------
                                                               (In Millions)
Sales of fixed maturity securities, available for sale:
   Gross gains                                            $  66   $  32   $   202
   Gross losses                                              (8)    (17)     (292)
Sales of equity securities, available for sale:
   Gross gains                                                3       1        --
   Gross losses                                              --      --        --
Partnerships and other invested assets:
   Gross gains                                               --       6        --
   Gross losses                                             (24)     (6)       (5)
Derivatives:
   Gross gains                                                1      --        21
   Gross losses                                             (10)     (7)      (53)
Securities lending collateral, including other-than-
   temporary impairments                                     14      (1)   (1,127)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available
      for sale securities                                   (77)   (147)     (977)
   Portion of other-than-temporary impairments on
      available for sale fixed maturity securities
      recognized in accumulated other comprehensive
      income                                                (28)     (4)       --
                                                          -----   -----   -------
Net other-than-temporary impairments on available for
   sale securities recognized in net income (loss)         (105)   (151)     (977)
Other-than-temporary impairments on all other
   investments                                               --      (2)       --
                                                          -----   -----   -------
Net realized investment losses before taxes               $ (63)  $(145)  $(2,231)
                                                          =====   =====   =======

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                           Twelve Months    Nine Months
                                                                               Ended           Ended
                                                                           December 31,    December 31,
                                                                                2010           2009
                                                                           -------------   ------------
                                                                                   (In Millions)
Balance, beginning of year                                                      $262            $ --
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of
      new other-than-temporary impairment standard                                --             232
   Credit impairments on new securities subject to impairment losses              38              10
   Additional credit impairments on previously impaired securities                82              49
Reductions due to:
   Credit impaired securities fully disposed for which there was no
      prior intent or requirement to sell                                        (12)            (22)
   Credit impaired securities for which there is a current intent or
      anticipated requirement to sell                                             (1)             --
   Accretion on securities previously impaired due to credit                      (7)             (7)
Other                                                                            (10)
                                                                                ----            ----
Balance, end of year                                                            $352            $262
                                                                                ====            ====

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                              Derivative
                                                      Derivative Assets       Liabilities
                                                     ------------------   ------------------
                                                      Notional     Fair    Notional     Fair
                                                     Amount (a)   Value   Amount (a)   Value
                                                     ----------   -----   ----------   -----
                                                                  (In Millions)
December 31, 2010
Derivatives not designated as hedging instruments:
   Foreign exchange contracts                            $ 5       $--       $ 36       $16
   Other contracts                                        22        --        100        10
                                                         ---       ---       ----       ---
Total derivatives, gross                                 $27        --       $136        26
                                                         ===       ---       ====       ---
Less: Bifurcated embedded derivatives                               --                   10
                                                                   ---                  ---
Total derivatives on balance sheets                                $--                  $16
                                                                   ===                  ===

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                              Derivative
                                                      Derivative Assets       Liabilities
                                                     ------------------   ------------------
                                                      Notional     Fair    Notional     Fair
                                                     Amount (a)   Value   Amount (a)   Value
                                                     ----------   -----   ----------   -----
                                                                  (In Millions)
December 31, 2009
Derivatives not designated as hedging instruments:
   Foreign exchange contracts                            $--       $--        $53       $ 9
   Other contracts                                        22        --         18         3
                                                         ---       ---        ---       ---
Total derivatives, gross                                 $22        --        $71        12
                                                         ===       ---        ===       ---
Less: Bifurcated embedded derivatives                               --                    3
                                                                   ---                  ---
Total derivatives on balance sheets                                $--                  $ 9
                                                                   ===                  ===

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company issued certain indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying statements of income (loss).

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income (loss):

                                                    2010   2009   2008
                                                    ----   ----   ----
                                                       (In Millions)
Derivatives not designated as hedging instruments
   Foreign exchange contracts                       $(10)   $(5)  $ 19
   Other contracts                                     1     (2)   (51)
                                                    ----    ---   ----
Total                                               $ (9)   $(7)  $(32)
                                                    ====    ===   ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and 2009, the Company had $16 million and $9 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support, or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other variable interest entities, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum Exposure to Loss
                                               --------------------------------
                                   Total VIE   On-Balance   Off-Balance
                                     Assets       Sheet        Sheet      Total
                                   ---------   ----------   -----------   -----
                                                         (In Millions)
December 31, 2010
Real estate and investment funds    $ 2,086       $ 34          $ 1       $ 35
Maiden Lane II                       16,455         67           --         67
                                    -------       ----          ---       ----
Total                               $18,541       $101          $ 1       $102
                                    =======       ====          ===       ====
December 31, 2009
Real estate and investment funds    $     1       $  8          $--       $  8
Maiden Lane II                       15,911         40           --         40
                                    -------       ----          ---       ----
Total                               $15,912       $ 48          $--       $ 48
                                    =======       ====          ===       ====

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                              At
                                         December 31,
                                        -------------
                                        2010     2009
                                        ----     ----
                                        (In Millions)
Assets:
   Fixed maturity securities, trading   $ 67     $40
   Other invested assets                  34       8
                                        ----     ---
Total assets                            $101     $48
                                        ====     ===

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2010 or 2009.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 4 herein for further discussion.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                  (In Millions)
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II                         $  (114)
   Net realized losses on all other asset sales                         (114)
   Realized losses due to other-than-temporary declines in value        (938)
                                                                     -------
      Total                                                          $(1,166)
                                                                     =======
Net realized losses related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                   $   (46)
   Forward purchase commitments                                          (51)
                                                                     -------
      Total                                                          $   (97)
                                                                     =======

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of those amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and was reflected in other liabilities at December 31, 2009 and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $14 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

8. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the activity in DAC:

                                                           2010   2009   2008
                                                           ----   ----   ----
                                                             (In Millions)
Balance at January 1                                       $324   $425   $364
   Deferrals                                                 24     19     38
   Accretion of interest/amortization                       (39)   (45)    21
   Effect of unlocking assumptions used in estimating
      future gross profits                                   (9)    --     (3)
   Effect of realized gains on securities (a)                --     (1)   (37)
   Effect of unrealized (gains) losses on securities (b)    (35)   (74)    42
                                                           ----   ----   ----
Balance at December 31                                     $265   $324   $425
                                                           ====   ====   ====

(a) In 2009, a decrease of $39 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.

(b) In 2009, an increase of $39 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Deferred sales inducement balances and activity for years ended December 31, 2010, 2009 and 2008 are immaterial.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2010, unlocking increased amortization due to improved mortality for life insurance. Unlocking also reduced reserves on certain interest sensitive life products. In 2009, there were no prospective unlockings implemented. In 2008, DAC amortization increased due to unlocking interest and lapse assumptions on certain deferred annuity products.

During 2010, the Company continued to migrate certain blocks of reserves and DAC from various legacy systems to a new valuation system, representing approximately $160 million of reserves and $55 million of DAC at the point of conversion. During 2009 and 2008, the corresponding amounts were approximately $1.3 billion and $1.5 billion of reserves and $106 million and $44 million of DAC, respectively, at the point of conversion.

9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                     2010     2009
                                    ------   ------
                                     (In Millions)
Future policy benefits:
   Ordinary life                    $  684   $  674
   Group life                           94       83
   Life contingent annuities         2,329    2,293
   Terminal funding                  1,197    1,221
   Accident and health                 643      637
                                    ------   ------
Total                               $4,947   $4,908
                                    ======   ======
Policyholder contract deposits:
   Annuities                        $2,156   $2,133
   Corporate-owned life insurance       43       41
   Universal life                    1,793    1,830
   Other contract deposits              85       96
                                    ------   ------
Total                               $4,077   $4,100
                                    ======   ======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to 8.0 percent.

The Company performs loss recognition testing on an as needed basis. No additional reserves were necessary in 2010 or 2009.

The liability for future policy benefits has been established on the basis of the following assumptions:

..    Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than 1.3 percent.

..    Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 6.4 percent.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

..    Interest rates credited for deferred annuities vary by year of issuance and range from 2.5 percent to 5.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 8.0 percent grading to zero over a period of zero to 8 years.

..    Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent and the weighted average rate credited in 2010 was 4.4 percent.

..    The universal life policies have credited interest rates of 1.0 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 10.2 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 19.6 percent of life insurance in force at December 31, 2010.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3 million, $3 million and $4 million in 2010, 2009 and 2008, respectively, and are included in policyholder benefits in the statements of income (loss).

GMDB

Details concerning the Company's GMDB exposure (net of reinsurance) including a return of net deposits plus a minimum return as of December 31 were as follows:

                                                   2010            2009
                                              -------------   -------------
                                                     ($ In Millions)
In the event of death (GMDB)
   Account value                              $          73   $          77
   Net amount at risk (a)                                 1               7
   Average attained age of contract holders              67              67
   Range of guaranteed minimum return rates    0.00%-10.00%    0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits (net of reinsurance) on variable contracts. The gross reserve is reflected in the general account and reported in future policy benefits on the balance sheets:

                               2010    2009
                               ----    ----
                               (In Millions)
Balance at January 1            $--     $--
Guaranteed benefits incurred     --       1
Guaranteed benefits paid         --      (1)
                                ---     ---
Balance at December 31 (b)      $--     $--
                                ===     ===

(b)  Balances at December 31, 2010 and 2009 are less than $200 thousand.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2010 and 2009:

     . Data used was 1,000 stochastically generated investment performance scenarios.

     .    Mean investment performance assumption was 10.0 percent.

     .    Volatility assumption was 16.0 percent.

     . Mortality was assumed to be 87.5 percent of the 1975-80 SOA Ultimate table.

     . Lapse rates vary by contract type and duration and range from 5.0 percent to 25.0 percent with an average of 11.2 percent.

     .    The discount rate was 8.0 percent.

10. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                              2010   2009   2008
                                                              ----   ----   ----
                                                                 (In Millions)
Balance as of January 1, net of reinsurance recoverable       $669   $708   $649
Add: Incurred losses related to:
Current year                                                    72     81    111
Prior years                                                    118    124    158
                                                              ----   ----   ----
Total incurred losses                                          190    205    269
                                                              ----   ----   ----
Deduct: Paid losses related to:
Current year                                                    72     90    112
Prior years                                                    638    154     98
                                                              ----   ----   ----
Total paid losses                                              710    244    210
                                                              ----   ----   ----
Balance as of December 31, net of reinsurance recoverable      149    669    708
Reinsurance recoverable                                          5      4      6
                                                              ----   ----   ----
Balance as of December 31, gross of reinsurance recoverable   $154   $673   $714
                                                              ====   ====   ====

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

11. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. For employer group life business, the Company limits its exposure to $500 thousand on any coverage per policy. For employer group long term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2010, 2009 and 2008 were as follows:

                                                                                              Percentage
                                                                    Assumed From               of Amount
                                                  Ceded to Other       Other          Net       Assumed
                                   Gross Amount      Companies       Companies      Amount      to Net
                                   ------------   --------------   -------------   --------   ----------
                                                              (In Millions)
December 31, 2010
Life insurance in force              $124,314         $22,227          $ 543       $102,630        0.53%
                                     ========         =======          =====       ========
Premiums:
   Life insurance and annuities      $    369         $   130          $   1       $    240        0.42%
   Accident and health insurance          291              19             --            272        0.00%
                                     --------         -------          -----       --------
Total premiums                       $    660         $   149          $   1       $    512        0.20%
                                     ========         =======          =====       ========
December 31, 2009
Life insurance in force              $131,255         $24,336          $ 600       $107,519        0.56%
                                     ========         =======          =====       ========
Premiums:
   Life insurance and annuities      $    390         $   123          $   2       $    269        0.74%
   Accident and health insurance          341              38             (1)           302       -0.33%
                                     --------         -------          -----       --------
Total premiums                       $    731         $   161          $   1       $    571        0.18%
                                     ========         =======          =====       ========
December 31, 2008
Life insurance in force              $137,672         $26,904          $ 652       $111,420        0.59%
                                     ========         =======          =====       ========
Premiums:
   Life insurance and annuities      $    661         $   125          $   1       $    537        0.19%
   Accident and health insurance          395              41             (2)           352       -0.57%
                                     --------         -------          -----       --------
Total premiums                       $  1,056         $   166          $  (1)      $    889       -0.11%
                                     ========         =======          =====       ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $30 million, and $22 million, at December 31, 2010 and 2009, respectively. Reinsurance recoverable on unpaid losses was approximately $19 million, and $15 million at December 31, 2010 and 2009, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $105 million, $97 million and $102 million for the years ended 2010, 2009 and 2008, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Swiss Re Life and Health America, Inc. for a specified block of disability income business. The recapture resulted in a pre-tax gain of $217 thousand.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2010, 2009 and 2008 was a pre-tax expense of approximately $6 million, $6 million and $6 million, respectively, representing the risk charge associated with the reinsurance agreement.

Effective October 1, 1998, the Company entered into an agreement to cede 49 percent of its New York and 100 percent of its non-New York group life (excluding permanent policies) and group accident and health business to an affiliated entity, American General Assurance Company ("AGAC"). This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. Effective January 1, 2007, the Company recaptured this group business from AGAC. The net liabilities transferred from AGAC to the Company totaled $749 million. As a result of the recapture, the Company recorded a $33 million pretax gain. Additionally, the Company deferred a $37 million ceding commission paid to AGAC and amortized it over a two year period, the average rate guarantee period.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases for office space which expire at various dates through 2013. At December 31, 2010, the future minimum lease payments under the operating leases are as follows:

              (In Millions)
2011               $ 3
2012                 3
2013                 3
2014                --
2015                --
Thereafter          --
                   ---
Total              $ 9
                   ===

Rent expense was $3 million, $3 million and $3 million for the years ended December 31, 2010, 2009 and 2008 respectively.

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership investments totaling $73 million at December 31, 2010. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

Mortgage Loan Commitments

The Company had $11 million in commitments relating to mortgage loans at December 31, 2010.

CONTINGENT LIABILITIES

Superior National Matter

In 1997, USLIFE Corporation (the former parent of the Company) entered into the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

On November 29, 1999, the Company initiated an arbitration proceeding to rescind the Superior National contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National. Subsequent settlements were made with Centre Insurance Company in 2004 and Converium Insurance in 2005. Arbitration was decided in favor of Superior National in 2007, but was appealed by the Company to the United States Court of Appeals for the Ninth Circuit ("the Ninth Circuit"). The appeals process continued until 2010.

Pre-tax losses, prior to allocated investment income, recorded by the Company related to the Superior National treaty totaled $29 million in 2009 and $29 million in 2008. These losses were principally driven by the accretion of interest and discounted present value.

As of December 31, 2009, the Company recorded a liability of $639 million, which represented a decrease of $23 million over the December 31, 2008 recorded liability of $662 million. This decrease was driven by a draw-down of $53 million from funds held on deposit by the Company to secure its obligations under the 1998 treaty ("Special California Schedule P Deposit") to reimburse Superior National for claim amounts billed subsequent to the February 2007 arbitration ruling and offset by increases in interest charges.

On January 4, 2010, the Ninth Circuit denied the Company's appeal and affirmed the arbitration award in favor of Superior National Insurance Company in Liquidation ("SNICIL"). On January 19, 2010, the Company filed a petition for a rehearing before the entire Ninth Circuit panel of judges. The Ninth Circuit, in turn, directed SNICIL to file a response to the Company's petition.

On March 19, 2010, the Ninth Circuit denied the petition for rehearing. On March 25, 2010, the Company filed a motion to stay the mandate for entry of judgment pending a filing of a petition for certiorari in the Supreme Court of the United States. On March 28, 2010, the Ninth Circuit granted the motion to stay.

On June 18, 2010, the California liquidation court "so ordered" the parties' agreed stipulation under which $186 million of the Special Schedule P Deposit would be released to the California Insurance Commissioner for distribution to the California Insurance Guarantee Association in partial satisfaction of the judgment against the Company. The release of the $186 million from the Special Schedule P Deposit was made by wire transfer to the Commissioner on June 21, 2010. On June 18, 2010, the Company paid the balance of the judgment, with interest on the full amount, amounting to approximately $343 million. The total amount paid to satisfy the judgment was approximately $529 million.

The Company negotiated with SNICIL and on October 8, 2010 accepted their commutation offer of $139 million. On January 13, 2011, the California Liquidation Court approved the commutation agreement.

As of December 31, 2010, the Company recorded a liability of $139 million for amounts due to Superior National Insurance Group. The outstanding balance was paid by release of the Special Schedule P Deposit on January 28, 2011. The remaining Special Schedule P Deposit funds were released to the Company in February, 2011. With this settlement, the Company's obligations under this treaty are fully satisfied or otherwise discharged.

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. Each state has insurance guaranty association laws under which insurers doing business in a state can be assessed, up to prescribed limits and on the basis of the proportionate share of the premiums written by member insurers, to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                                      2010   2009    2008
                                                      ----   ----   ------
                                                          (In Millions)

Cash from Parent                                      $--    $350   $   --
Contributions related to Securities Lending Program    --      --      916
                                                      ---    ----   ------
   Total cash contributions                            --     350      916
Contributions of securities at fair value              --      --      145
All other non cash contributions                        1       1       --
                                                      ---    ----   ------
   Total capital contributions                        $ 1    $351   $1,061
                                                      ===    ====   ======

The components of accumulated other comprehensive income (loss) are as follows:

                                                            2010     2009    2008
                                                            -----   ------   -----
                                                                (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $ 758   $ 569    $ 287
   Gross unrealized losses                                   (199)   (545)    (746)
Net unrealized gains on other invested assets                   3       4        2
Adjustments to DAC                                            (34)      1       36
Deferred federal and state income tax (expense) benefit      (180)     (1)     147
                                                            -----   -----    -----
   Accumulated other comprehensive income (loss) (a)        $ 348   $  28    $(274)
                                                            =====   =====    =====

(a) Includes a decrease of $383 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Insurance Department ("NYSID") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the NYSID is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividends payout that may be made in 2011 without prior approval of the NYSID is $116 million.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The state has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the NYSID to restate the gross paid-in and contributed surplus and the unassigned funds components of its surplus. The effective date was September 30, 2010. This restatement resulted in an increase in unassigned funds of $1.1 billion to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in gross paid-in and contributed surplus of $1.1 billion.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                 2010     2009     2008
                                ------   ------   -------
                                     (In Millions)
Statutory net income (loss)     $  117   $  372   $(1,660)
Statutory capital and surplus   $1,167   $1,013   $   630

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                     2010   2009    2008
                                     ----   -----   -----
                                        (In Millions)

Current                              $(30)   $14    $(413)
Deferred                              (64)    24      461
                                     ----    ---    -----
Total income tax expense (benefit)   $(94)   $38    $  48
                                     ====    ===    =====

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The US statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                     2010    2009     2008
                                                    -----    ----    -----
                                                         (In Millions)
US federal income tax (benefit) at statutory rate   $  73     $31    $(687)
Adjustments:
   Valuation allowance                               (171)     (1)     734
   State income tax                                     5       7        3
   IRS audit settlements                               --      --       (2)
   Prior year corrections                              --       1       --
   Other credits, taxes and settlements                (1)     --       --
                                                    -----     ---    -----
Total income tax expense (benefit)                  $ (94)    $38    $  48
                                                    =====     ===    =====

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                           2010     2009
                                                          -----    -----
                                                           (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers         $ 456    $ 465
   Basis differential of investments                        122      156
   Net unrealized losses on debt and equity securities
      available for sale                                     --       11
   State deferred tax benefits                               --        5
   Policy reserves                                           25      156
   Other                                                      3        2
                                                          -----    -----
   Total deferred tax assets before valuation allowance     606      795
   Valuation allowance                                     (405)    (567)
                                                          -----    -----
   Total deferred tax assets                                201      228

Deferred tax liabilities:
   Deferred policy acquisition costs                        (35)     (51)
   Net unrealized gains on debt and equity securities
      available for sale                                   (175)     (21)
   State deferred tax liabilities                            --       (1)
   Policy Reserves                                           --      (52)
   Other                                                    (26)     (20)
                                                          -----    -----
   Total deferred tax liabilities                          (236)    (145)
                                                          -----    -----
Net deferred tax asset (liability)                        $ (35)   $  83
                                                          =====    =====

At December 31, 2010, the Company had capital loss carryforwards of $1.2 billion expiring through the year 2015.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

of $606 million and concluded a $405 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the continuing earnings strength of the businesses AIG retained and the recent recapitalization, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

The Company did not have any unrecognized tax benefits as of December 31, 2010 and 2009, respectively.

The Company's tax returns for 2003 to 2006 are currently under examination. The Company's taxable years 2001-2010 remain subject to examination by major tax jurisdictions.

15. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On September 30, 2010, AIG entered into an agreement-in-principle with the of the United States Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Department of the Treasury (the "Trust"), for a series of integrated transactions to recapitalize AIG (the "Recapitalization"). AIG completed the Recapitalization on January 14, 2011. For more information regarding the Recapitalization, please see Note 17.

Additional information on AIG is provided in the Company's 2010 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $11 million, $28 million and $29 million for the years ended December 31, 2010, 2009 and 2008, respectively. Commission ceded to affiliates was $2 million, $4 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2010, 2009 and 2008, the Company was charged $115 million, $134 million and $160 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2010 and 2009 were not material.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with AIG's employee benefit plans. The statements of income (loss) include $12 million in premiums relating to this business for 2010, $14 million for 2009 and $18 million for 2008.

Notes of Affiliates

On December 27, 2006, the Company invested $117 million in a 5.18 percent fixed rate Senior Promissory Note due December 27, 2011, issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."; formerly AIG Life Holdings (US), Inc.). The Company recognized interest income of $6 million, $6 million and $6 million on the Note during 2010, 2009 and 2008, respectively.

On September 15, 2006, the Company invested $5 million in a 5.57 percent fixed rate Senior Promissory Note due September 15, 2011, issued by SAFG, Inc. The Company recognized interest income of $279 thousand, $279 thousand and $279 thousand on the Note during 2010, 2009 and 2008, respectively.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $30 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $1 million and $2 million on the Notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

Agreements with Affiliates

Due to the merger of AIL into the Company at December 31, 2010, policies that were originally issued by AIL are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), while policies issued by the Company are guaranteed by American Home Assurance Company ("American Home"), both indirect wholly owned subsidiaries of AIG. National Union and American Home have terminated the General Guarantee Agreements dated July 13, 1998 and March 3, 2003, respectively (the "Guarantees") with respect to prospectively issued policies and contracts issued by AIL or the Company. The Guarantees terminated on April 30, 2010 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover applicable policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. National Union's and American Home's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Effective September 11, 2010, AIG terminated the support agreement between itself and the Company (the "Support Agreement"), pursuant to which AIG would cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement provided that if the Company needed funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG would provide such funds at the request of the Company. AIG could terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. On August 12, 2010, AIG notified the Company of its intent to terminate the Support Agreement as a result of the above circumstance.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $2.3 billion and $753 million at December 31, 2010 and 2009, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On January 14, 2011, AIG completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and (iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

On March 10, 2011, AIG submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other AIG companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining AIG's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                               TABLE OF CONTENTS

Report of Independent Auditors.......................................................  2

Statements of Admitted Assets........................................................  3

Statements of Liabilities, Capital and Surplus.......................................  4

Statements of Income and Changes in Capital and Surplus..............................  5

Statements of Cash Flow..............................................................  6

Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7

Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 18

Note 3 - Investments................................................................. 21

Note 4 - Reserves for Losses and LAE................................................. 34

Note 5 - Related Party Transactions.................................................. 37

Note 6 - Reinsurance................................................................. 49

Note 7 - Deposit Accounting Assets and Liabilities................................... 53

Note 8 - Federal Income Taxes........................................................ 55

Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 62

Note 10 - Capital and Surplus and Dividend Restrictions.............................. 65

Note 11 - Contingencies.............................................................. 67

Note 12 - Other Significant Matters.................................................. 78

Note 13 - Subsequent Events.......................................................... 80

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2010 and 2009 and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years then ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years then ended December 31, 2010, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009 the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10 and SSAP No. 43R - Revised Loan-backed and Structured Securities. The Company has reflected the effects of these adoptions within Changes in accounting principles on the Statements of Changes in Capital and Surplus.

PRICEWATERHOUSECOOPERS LLP

April 29, 2011

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2010 AND 2009
                                (000's OMITTED)

--------------------------------------------------------------------------------

   As of December 31,                                   2010         2009
   ------------------                               -----------  -----------
   Cash and invested assets:
          Bonds, primarily at amortized
            cost (fair value: 2010 -
            $14,120,892; 2009 -
            $12,919,764)........................... $13,919,307  $12,579,023
          Stocks:..................................
          Common stocks, at fair value
            adjusted for non-admitted
            assets (cost: 2010 -
            $1,495,718; 2009 - $2,047,239).........   6,511,306    6,984,703
          Preferred stocks, primarily at
            fair value (cost: 2010 - $217;
            2009 - $939)...........................         217          868
          Other invested assets, primarily
            at equity (cost: 2010 -
            $2,655,674; 2009 - $2,520,966).........   3,238,585    2,982,542
          Short-term investments, at
            amortized cost (approximates
            fair value)............................   1,621,934    2,107,181
          Overdraft................................    (134,915)    (210,789)
          Receivable for securities................         565          479
                                                    -----------  -----------
             TOTAL CASH AND INVESTED ASSETS........  25,156,999   24,444,007
                                                    -----------  -----------
   Investment income due and accrued...............     180,797      203,895
   Agents' balances or uncollected
     premiums:
      Premiums in course of collection.............     388,434      477,501
      Premiums and installments booked but
        deferred and not yet due...................     432,688      407,860
      Accrued retrospective premiums...............   1,528,069    1,589,026
   Amounts billed and receivable from high
     deductible policies...........................      34,708       13,004
   Reinsurance recoverable on loss payments........     416,132      498,748
   Funds held by or deposited with
     reinsurers....................................      43,767       25,712
   Deposit accounting assets.......................         724        1,684
   Deposit accounting assets - funds held..........      93,433       93,433
   Federal income taxes recoverable from
     affiliates....................................      34,361      261,158
   Net deferred tax assets.........................   1,000,337      687,298
   Equities in underwriting pools and
     associations..................................     575,123      602,029
   Receivables from parent, subsidiaries
     and affiliates................................   2,026,969    2,440,086
   Other admitted assets...........................     335,533      286,425
                                                    -----------  -----------
             TOTAL ADMITTED ASSETS................. $32,248,074  $32,031,866
                                                    ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2010 AND 2009
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

--------------------------------------------------------------------------------

        As of December 31,                          2010        2009
        ------------------                       ----------- -----------
                      Liabilities
                      -----------

        Reserves for losses and loss adjustment
          expenses.............................. $14,214,768 $13,570,308
        Unearned premium reserves...............   2,996,516   3,532,266
        Commissions, premium taxes, and other
          expenses payable......................     238,588     224,027
        Reinsurance payable on paid loss and
          loss adjustment expenses..............     163,698     244,863
        Funds held by company under reinsurance
          treaties..............................     139,264     157,702
        Provision for reinsurance...............     101,251      93,549
        Ceded reinsurance premiums payable, net
          of ceding commissions.................     383,332     302,391
        Deposit accounting liabilities..........     200,441     188,394
        Collateral deposit liability............     431,011     445,678
        Payable to parent, subsidiaries and
          affiliates............................     367,961     328,754
        Derivatives.............................      11,263          --
        Other liabilities.......................     259,166     285,574
                                                 ----------- -----------
           TOTAL LIABILITIES....................  19,507,259  19,373,506
                                                 ----------- -----------

                  Capital and Surplus
                  -------------------

        Common capital stock, $2.45 par value,
          2,050,000 shares authorized,issued
          and outstanding.......................       4,479       4,479
        Capital in excess of par value..........   6,237,997   5,290,047
        Unassigned surplus......................   5,898,315   7,120,540
        Special surplus tax - SSAP 10R..........     599,502     242,874
        Special surplus funds from retroactive
          reinsurance...........................         522         420
                                                 ----------- -----------
           TOTAL CAPITAL AND SURPLUS............  12,740,815  12,658,360
                                                 ----------- -----------
           TOTAL LIABILITIES, CAPITAL, AND
             SURPLUS............................ $32,248,074 $32,031,866
                                                 =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                (000'S OMITTED)
--------------------------------------------------------------------------------

 For the years ended
 December 31,                               2010         2009         2008
 -------------------                    -----------  -----------  -----------
     Statements of Income
     --------------------
 Underwriting income:
    Premiums earned.................... $ 5,244,486  $ 6,071,466  $ 7,265,084
                                        -----------  -----------  -----------
 Underwriting deductions:
    Losses incurred....................   4,787,494    4,753,215    4,907,821
    Loss adjustment expenses
      incurred.........................     921,320      774,866      766,180
    Other underwriting
      expenses incurred................   1,392,409    1,439,581    1,657,034
                                        -----------  -----------  -----------
 Total underwriting deductions.........   7,101,223    6,967,662    7,331,035
                                        -----------  -----------  -----------
 NET UNDERWRITING LOSS                   (1,856,737)    (896,196)     (65,951)
                                        -----------  -----------  -----------
 Investment income:
    Net investment income
      earned...........................   1,095,908    1,032,274    1,340,829
    Net realized capital gains
      (net of capital gains
      tax (benefit): 2010 -
      $17,767; 2009 -
      $930,452; 2008 -
      $(13,526)).......................       8,838      352,053      133,771
                                        -----------  -----------  -----------
 NET INVESTMENT GAIN                      1,104,746    1,384,327    1,474,600
                                        -----------  -----------  -----------
 Net gain (loss) from agents'
   or premium balances
   charged-off.........................      21,847      (37,084)     (50,530)
 Finance and service charges
   not included in premiums............          --        4,851       15,842
 Other income..........................      41,388        7,951       35,560
                                        -----------  -----------  -----------
 (LOSS) INCOME AFTER CAPITAL
   GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                    (688,756)     463,849    1,409,521
 Federal income tax (benefit)
   expense.............................      (3,590)    (377,136)      39,777
                                        -----------  -----------  -----------
        NET (LOSS) INCOME.............. $  (685,166) $   840,985  $ 1,369,744
                                        ===========  ===========  ===========
 Changes in Capital and Surplus
 ------------------------------
 Capital and surplus, as of
   December 31, previous year.......... $12,658,360  $11,825,423  $12,156,993
    Adjustment to beginning
      surplus..........................     (50,874)    (126,308)      (9,665)
                                        -----------  -----------  -----------
 CAPITAL AND SURPLUS, AS OF
   JANUARY 1,                            12,607,486   11,699,115   12,147,328
                                        -----------  -----------  -----------
    Changes in accounting
      principles (refer to
      Note 2)..........................
           Adoption of SSAP 10R........          --      242,874           --
           Cumulative effect
             of changes in
             accounting
             principles................          --      (91,387)          --
    Other changes in capital
      and surplus:.....................
        Net income.....................    (685,166)     840,985    1,369,744
           Change in net
             unrealized
             capital gains
             (net of capital
             gains tax
             (expense)/
             benefit: 2010 -
             $(63,042); 2009 -
             $20,011; 2008 -
             $(221,853)................     428,758     (434,565)    (766,210)
           Change in net
             deferred income
             tax.......................      35,165       38,269     (172,349)
           Change in
             non-admitted
             assets....................      79,498     (201,784)    (205,044)
           Change in SSAP 10R..........     356,628           --           --
           Change in provision
             for reinsurance...........      (7,702)       7,298       20,867
           Paid in capital and
             surplus...................     774,479    1,087,400    1,255,961
           Dividends to
             stockholder...............    (889,961)    (537,000)  (1,737,225)
           Other surplus
             adjustments...............      45,874        2,933           --
           Foreign exchange
             translation...............      (4,244)       4,222      (87,649)
                                        -----------  -----------  -----------
    TOTAL CHANGES IN CAPITAL
      AND SURPLUS......................     133,329      959,245     (321,905)
                                        -----------  -----------  -----------
 CAPITAL AND SURPLUS, AS OF
   DECEMBER 31,                         $12,740,815  $12,658,360  $11,825,423
                                        ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                (000'S OMITTED)
--------------------------------------------------------------------------------

      For the years ended
      December 31,                       2010         2009        2008
      -------------------            -----------  -----------  ----------
          Cash from Operations
          --------------------

      Premiums collected, net of
        reinsurance................. $ 4,975,079  $ 6,012,704  $6,547,710
      Net investment income.........   1,117,172      879,604   1,388,127
      Miscellaneous income (expense)      18,885      (22,990)         54
                                     -----------  -----------  ----------
         SUB-TOTAL..................   6,111,136    6,869,318   7,935,891

      Benefit and loss related
        payments....................   4,307,011    4,612,122   5,078,216
      Commission and other expense
        paid........................   2,142,679    2,300,255   2,342,596
      Dividends paid to
        policyholders...............          --          246         114
      Federal and foreign income
        taxes (recovered) paid......    (140,897)     (43,319)     53,271
                                     -----------  -----------  ----------
         NET CASH (USED IN)
           PROVIDED FROM OPERATIONS.    (197,657)          14     461,694
                                     -----------  -----------  ----------
          Cash from Investments
          ---------------------

      Proceeds from investments
        sold, matured, or repaid:
         Bonds......................   6,193,496    2,778,983   3,141,468
         Stocks.....................     532,652    5,332,526     657,471
         Other......................   1,006,707      613,320     671,313
                                     -----------  -----------  ----------
         TOTAL PROCEEDS FROM
           INVESTMENTS SOLD,
           MATURED, OR REPAID.......   7,732,855    8,724,829   4,470,252
                                     -----------  -----------  ----------

      Cost of investments acquired:
         Bonds......................   7,491,719    2,830,766   2,006,885
         Stocks.....................     621,311      335,841   1,074,344
         Other......................   1,160,055      963,564   1,197,475
                                     -----------  -----------  ----------
         TOTAL COST OF INVESTMENT
           ACQUIRED.................   9,273,085    4,130,171   4,278,704
                                     -----------  -----------  ----------
         NET CASH (USED IN)
           PROVIDED FROM INVESTING
           ACTIVITIES...............  (1,540,230)   4,594,658     191,548
                                     -----------  -----------  ----------
         Cash from Financing and
          Miscellaneous Sources
         -----------------------

      Capital and surplus paid-in...          --           --     299,000
      Borrowed funds................          --           --     (12,741)
      Dividends to stockholder......    (776,238)    (537,000)   (878,465)
      Intercompany receivable and
        payable, net................   2,163,647   (2,961,854)    646,904
      Net deposit on deposit-type
        contracts and other
        insurance...................      14,051       78,549      38,529
      Equities in underwriting
        pools and association.......       6,871      113,428     535,633
      Collateral deposit liability..     (14,667)    (130,248)    (38,833)
      Other.........................     (65,150)    (200,463)   (243,164)
                                     -----------  -----------  ----------
         NET CASH PROVIDED FROM
           (USED IN) FINANCING AND
           MISCELLANEOUS ACTIVITIES.   1,328,514   (3,637,588)    346,863
                                     -----------  -----------  ----------
         NET CHANGE IN CASH AND
           SHORT-TERM INVESTMENTS...    (409,373)     957,084   1,000,105

      Cash and short-term
        investments:
         Beginning of year..........   1,896,392      939,308     (60,797)
                                     -----------  -----------  ----------
         END OF YEAR................ $ 1,487,019  $ 1,896,392  $  939,308
                                     ===========  ===========  ==========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. ORGANIZATION
   ------------

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation, which is in turn owned by Chartis Inc., a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis Inc.

   In July 2009, AIG rebranded its General Insurance Operations as
   Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International). .On March 31, 2011 AIG announced a reorganization of its Chartis operations and named a new management team to effect the changes. Under the new structure, Chartis will consist of two major global groups - commercial and consumer - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business operations. Each of the two major global groups will include four principal regions: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America).

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile of the Commercial Pool participants are as follows:

                                                                                         Pool
                                                                              NAIC   Participation   State of
Company                                                                      Co Code  Percentage     Domicile
-------                                                                      ------- ------------- ------------
(1) National Union Fire Insurance Company of Pittsburgh, Pa. (the Company)*.  19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home).........................  19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)...........................  19410       11%        New York
(4) Chartis Property Casualty Company (Chartis PC)..........................  19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire).........................  23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)...............  19429        5%      Pennsylvania
(7) Chartis Casualty Company................................................  40258        0%      Pennsylvania
(8) Granite State Insurance Company.........................................  23809        0%      Pennsylvania
(9) Illinois National Insurance Co..........................................  23817        0%        Illinois

* Lead Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool. Refer to Note 5 for additional information.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
   ----------------------------------------------------------

   Prescribed or Permitted Statutory Accounting Practices:
   -------------------------------------------------------

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting reserves is not permitted). A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,                                             2010         2009         2008
------------                                         -----------  -----------  -----------
NET (LOSS) INCOME, PA SAP                            $ (685,166)  $   840,985  $ 1,369,744
State prescribed practices - (deduction):
   Non-tabular discounting..........................    (267,788)     (48,951)    (109,227)
                                                     -----------  -----------  -----------
NET (LOSS) INCOME, NAIC SAP                          $  (952,954) $   792,034  $ 1,260,517
                                                     ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP                            $12,740,815  $12,658,360  $11,825,423
State prescribed or permitted practices - (charge):
   Non-tabular discounting..........................  (1,208,054)    (940,266)    (891,315)
   Credits for reinsurance..........................    (181,992)    (200,449)     (67,899)
                                                     -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP                          $11,350,769  $11,517,645  $10,866,209
                                                     ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   With the concurrence of its domiciliary regulator, the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2010, 2009 and 2008 reporting periods.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   ----------

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method;

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


    j. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    k. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur; and

    l. Investments in limited partnerships, hedge funds and private equity interests over which the Pool has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Pool does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity.

   Under NAIC SAP:
   --------------

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized;

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


    j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    k. NAIC SAP does not require consolidation of VIEs; and

    l. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with
   ----------------
   PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:
   ---------------

   .   Cash and Short-term Investments: The Company considers all highly liquid
       -------------------------------
       debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

   .   Bonds: Bonds with an NAIC designation of 1 and 2 are carried at
       -----
       amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


       In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2010 and 2009, the fair value of the Company's loan-backed and structured securities approximated $2,675,599 and $410,544, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

   .   Common and Preferred Stocks: Unaffiliated common stocks are carried
       ---------------------------
       principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

       Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

   .   Other Invested Assets: Other invested assets include primarily
       ---------------------
       partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

   .   Derivatives: The fair values of derivatives are determined using quoted
       -----------
       prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Income and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

   .   Net Investment Gains: Net investment gains consist of net investment
       --------------------
       income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

       investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2010 and 2009, no investment income due and accrued was determined to be uncollectible or non-admitted.

   .   Unrealized Gains (Losses): Unrealized gains (losses) on all stocks,
       -------------------------
       bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:
   -------------------------------

   The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including Statement of Statutory Accounting Principle (SSAP) Nos. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R), 99 - Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP 99) and INT 06-07 - Definition of Phrase "Other Than Temporary". For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

   Common and preferred stock investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

       .  The Company may not realize a full recovery on its investment;

       .  Fundamental credit issues of the issuer;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership;

       . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

       .  Evaluation of the current stage of the life cycle of the investment;

       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

   As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R. Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

   Revenue Recognition: Direct written premiums are primarily earned on a
   --------------------
   pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premiums have been classified as non-admitted, and thereafter for 10% of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2010 and 2009, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,528,069 and $1,589,026, respectively, net of non-admitted premium balances of $59,016 and $63,578, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

 For the years ended December 31,                   2010      2009      2008
 --------------------------------                 --------  --------  --------
 Net written premiums subject to retrospectively
   rated premiums................................ $551,967  $555,691  $684,709
 Percentage of total net written premiums........     11.7%      9.2%     10.4%
                                                  --------  --------  --------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $344 and $168 in 2010 and 2009, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $18,640 and $23,194 in 2010 and 2009, respectively.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and
   -----------
   reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported
   -----------------------
   separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated Unassigned Surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on
   -------------------
   internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R, and SSAP No. 75, Reinsurance Deposit Accounting, An Amendment to SSAP
   No. 62R, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by PA SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

   High Deductible Policies: In accordance with SSAP 65, the Company
   ------------------------
   establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2010 and 2009, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,839,157 and $3,809,019, respectively.

   The Company establishes a non-admitted asset for 10% of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100% of paid loss recoverables where no collateral is held. As of December 31, 2010 and 2009, the amount billed and recoverable on paid claims was $70,530 and $47,081, respectively, of which $35,822 and $34,077, respectively, where non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary
   ----------------------------------
   state, the Company accounts for its participation in the business of the Chartis Overseas Association (the Association) by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and
   -------------------------------------
   certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR
   ---------------------------
   losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves.

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $5,980,494 and $5,472,009, as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's tabular discount amounted to $300,082 and $254,318, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

   . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

   . For accident years 2002 and subsequent - At December 31, 2009, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at a rate of approximately 4.39%, which is commensurate with the average yield on its municipal bond portfolio with maturities consistent with the expected payout pattern. At December 31, 2008, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent using a rate of approximately 4.25%, which is slightly less than what is commensurate with the yield on its municipal bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2010 and 2009, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,980,494 and $5,472,009, respectively. As of December 31, 2010, the Company's non-tabular discount amounted to $1,208,054, of which $469,326 and $738,728 were applied to case reserves and IBNR, respectively. As of December 31, 2009, the Company's non-tabular discount amounted to $940,266, of which $440,159 and $500,107 were applied to case reserves and IBNR, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies
   ----------------
   are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

   Statutory Basis Reserves: Certain required statutory basis reserves,
   ------------------------
   principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income
   ------------------------
   as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value
   -------------------
   represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Non-Admitted Assets: Certain assets, principally electronic data processing
   -------------------
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2010 and 2009, depreciation and amortization expense amounted to $19,494 and $24,277, respectively, and accumulated depreciation as of December 31, 2010 and 2009 amounted to $147,266 and $129,629, respectively.

   Reclassifications: Certain balances contained in the 2009 and 2008 financial
   -----------------
   statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

A. CHANGE IN ACCOUNTING PRINCIPLES:
   --------------------------------

In 2010, the Company adopted the following change in accounting principles:

SSAP 100
--------

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R
--------

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                   Direct (Charge) or Credit to
                                                        Unassigned Surplus
                                                   ----------------------------
2009 Gross cumulative effect adjustment (CEA) -
  Net increase in the amortized cost of
  loan-backed and structured securities at
  adoption........................................          $(140,595)

2009 Deferred tax on gross CEA....................             49,208
                                                            ---------

2009 Net cumulative effect of change in
  Accounting Principle included in Statements of
  Income and Changes in Capital and Surplus.......          $ (91,387)
                                                            =========

SSAP 10R
--------

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $242,874 as a result of the adoption of SSAP 10R. See Note 8 herein for further discussion.

B. OTHER ADJUSTMENTS TO SURPLUS:
   -----------------------------

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2009, 2008 and 2007 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors have been reported as an adjustment to Unassigned Surplus as of January 1, 2010, 2009 and 2008. The impact of these adjustments on policyholder surplus as of January 1, 2010, 2009 and 2008 is as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009      $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning
  Capital and Surplus:
   Asset realization
     (includes $173,473 of
     deemed capital
     contribution)..............      (49,793)      (49,793)              --
   Liability correction.........      (25,122)           --           25,122
   Federal income taxes.........       24,041        24,041               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO
         BEGINNING CAPITAL
         AND SURPLUS............      (50,874)      (25,752)          25,122
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010,
  AS ADJUSTED                     $12,607,486   $32,006,114      $19,398,628
                                  ===========   ===========      ===========

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization - The decrease in net admitted assets is primarily the result of (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements;
(b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) a decrease in the value of investments in subsidiaries resulting from miscellaneous 2009 audit adjustments recorded during 2010; partially offset by (d) an increase in equities and deposits in pools and association resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of National Union's 2009 financial statements; and (e) other small miscellaneous adjustments.

Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR, (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

Income taxes - The (increase)/decrease in taxes is primarily the result of
(a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2008      $11,825,423   $33,560,936      $21,735,513
Adjustments to beginning
  Capital and Surplus:

   Asset realization............      (94,074)      (94,074)              --
   Liability correction.........      (52,996)           --           52,996
   Federal income taxes,
     net of capital
     contributions of
     $83,361....................       20,762        20,762               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO
         BEGINNING CAPITAL
         AND SURPLUS............     (126,308)      (73,312)          52,996
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2009,
  AS ADJUSTED                     $11,699,115   $33,487,624      $21,788,509
                                  ===========   ===========      ===========

An explanation for each of the adjustments for prior period's corrections is described below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The decrease in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) decreases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

The decrease in federal income taxes is primarily the result of:
(a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                                 POLICYHOLDERS TOTAL ADMITTED
                                    SURPLUS        ASSETS     TOTAL LIABILITIES
                                 ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2007      $12,156,993   $34,600,821      $22,443,828
Adjustments to beginning
  Capital and Surplus:
   Asset admissibility..........           --            --               --
   Asset realization, net
     of taxes...................       (9,665)       (9,665)              --
   Federal income taxes,
     net of capital
     adjustments of $61,900.....           --            --               --
                                  -----------   -----------      -----------
       TOTAL ADJUSTMENT TO
         BEGINNING CAPITAL
         AND SURPLUS............       (9,665)       (9,665)              --
                                  -----------   -----------      -----------
BALANCE AT JANUARY 1, 2008,
  AS ADJUSTED                     $12,147,328   $34,591,156      $22,443,828
                                  ===========   ===========      ===========

An explanation for each of the adjustment for prior period's corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Federal income taxes (current and deferred): The change in federal income taxes is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting Unassigned Surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2010 and 2009:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                         2010                    2009
                                ----------------------- -----------------------
                                 CARRYING   STATUTORY    CARRYING   STATUTORY
                                  AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
                                ----------- ----------- ----------- -----------
 Assets:
    Bonds...................... $13,919,307 $14,120,892 $12,579,023 $12,919,764
    Common stocks..............   6,511,306   6,511,306   6,984,703   6,987,393
    Preferred stocks...........         217         217         868       1,468
    Other invested assets......   3,238,585   3,238,585   2,982,542   2,982,542
    Cash and short-term
      investments..............   1,487,019   1,487,019   1,896,392   1,896,392
    Receivable for securities..         565         565         479         479
    Equities and deposits in
      pool & associations......     575,123     575,123     602,029     602,029
 Liabilities:
    Derivative liability....... $    11,263 $    11,263 $        -- $        --
    Collateral deposit
      liability................     431,011     431,011     445,678     445,678
                                ----------- ----------- ----------- -----------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The amortized cost and fair values of the Company's bond investments as of December 31, 2010 and 2009 are outlined in the table below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED    FAIR
                                      COST       GAINS      LOSSES      VALUE
                                   ----------- ---------- ---------- -----------
As of December 31, 2010:
   U.S. governments............... $ 1,162,832  $ 18,076   $    364  $ 1,180,544
   All other governments..........   1,268,834    46,286        434    1,314,686
   States, territories and
     possessions..................   1,297,328    58,223      6,401    1,349,150
   Political subdivisions of
     states, territories and
     possessions..................   1,705,809    78,616     15,444    1,768,981
   Special revenue and
     special assessment
     obligations and all
     non-guaranteed
     obligations of agencies
     and authorities and
     their political
     subdivisions.................   3,856,178   100,055     45,533    3,910,700
   Industrial and
     miscellaneous................   4,628,326    54,914     86,409    4,596,831
                                   -----------  --------   --------  -----------
       TOTAL BONDS, AS OF
         DECEMBER 31, 2010........ $13,919,307  $356,170   $154,585  $14,120,892
                                   ===========  ========   ========  ===========

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED    FAIR
                                      COST       GAINS      LOSSES      VALUE
                                   ----------- ---------- ---------- -----------
As of December 31, 2009:
   U.S. governments............... $    26,289  $    876   $      7  $    27,158
   All other governments..........     468,736    16,256        165      484,827
   States, territories and
     possessions..................   1,666,746   100,263      3,929    1,763,080
   Political subdivisions of
     states, territories and
     possessions..................   2,307,984   141,123     13,821    2,435,286
   Special revenue and
     special assessment
     obligations and all
     non-guaranteed
     obligations of agencies
     and authorities and
     their political
     subdivisions.................   5,434,251   201,740     33,792    5,602,199
   Industrial and
     miscellaneous................   2,675,017   113,766    181,569    2,607,214
                                   -----------  --------   --------  -----------
       TOTAL BONDS, AS OF
         DECEMBER 31, 2009........ $12,579,023  $574,024   $233,283  $12,919,764
                                   ===========  ========   ========  ===========

The amortized cost and fair values of bonds at December 31, 2010, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 AMORTIZED
                                                   COST     MARKET VALUE
                                                ----------- ------------
        Due in one year or less................ $   453,548 $   454,866
        Due after one year through five years..   3,072,190   3,150,892
        Due after five years through ten years.   2,918,937   3,045,205
        Due after ten years....................   4,721,772   4,794,330
        Structured securities..................   2,752,860   2,675,599
                                                ----------- -----------
           TOTAL BONDS......................... $13,919,307 $14,120,892
                                                =========== ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,                 2010                  2009                  2008
--------------------------------         --------------------- --------------------- ---------------------
                                                      EQUITY                EQUITY                EQUITY
                                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                         ---------- ---------- ---------- ---------- ---------- ----------
Proceeds from sales..................... $5,085,708  $111,224  $2,429,677 $3,160,576 $2,895,171 $1,369,718
Gross realized gains....................    198,111    14,691      40,059  1,945,047     26,312    274,555
Gross realized losses...................     29,723     3,240      51,351    283,808     58,949     48,111
                                         ----------  --------  ---------- ---------- ---------- ----------

The cost or amortized cost and fair values of the Company's common and preferred stocks, as of December 31, 2010 and 2009, are set forth in the table below:

                                        DECEMBER 31, 2010
-------------------------------------------------------------------------------------------------
                                COST OR     GROSS      GROSS
                               AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                                 COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
--------------
   Affiliated................. $1,414,923 $5,017,462   $3,512   $6,428,873     $--      $6,428,873
   Non-affiliated.............     80,795      1,638       --       82,433      --          82,433
                               ---------- ----------   ------   ----------     ---      ----------
       TOTAL.................. $1,495,718 $5,019,100   $3,512   $6,511,306     $--      $6,511,306
                               ========== ==========   ======   ==========     ===      ==========
Preferred stocks:
   Non-affiliated............. $      217 $       --   $   --   $      217     $--      $      217
                               ---------- ----------   ------   ----------     ---      ----------
       TOTAL.................. $      217 $       --   $   --   $      217     $--      $      217
                               ========== ==========   ======   ==========     ===      ==========

                                        DECEMBER 31, 2009
-------------------------------------------------------------------------------------------------
                                COST OR     GROSS      GROSS
                               AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                                 COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                               ---------- ---------- ---------- ---------- ------------ ----------
Common stocks:
--------------
   Affiliated................. $1,911,719 $5,005,334  $67,969   $6,849,084    $   --    $6,849,084
   Non-affiliated.............    135,520      6,638    3,849      138,309     2,690       135,619
                               ---------- ----------  -------   ----------    ------    ----------
       TOTAL.................. $2,047,239 $5,011,972  $71,818   $6,987,393    $2,690    $6,984,703
                               ========== ==========  =======   ==========    ======    ==========
Preferred stocks:
-----------------
   Non-affiliated............. $      939 $      600  $    72   $    1,468    $   --    $      868
                               ---------- ----------  -------   ----------    ------    ----------
       TOTAL.................. $      939 $      600  $    72   $    1,468    $   --    $      868
                               ========== ==========  =======   ==========    ======    ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2010 and 2009 is set forth in the table below:

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2010:
------------------------
   U. S. governments.................................. $  194,316  $    364  $     --  $    --   $  194,316  $    364
   All other governments..............................     51,849       434        --       --       51,849       434
   States, territories and possessions................    231,797     6,401        --       --      231,797     6,401
   Political subdivisions of states, territories and
     possessions......................................    405,656    15,042     5,703      402      411,359    15,444
   Special revenue....................................  1,237,978    31,312    90,184   14,221    1,328,162    45,533
   Industrial and miscellaneous.......................  1,857,998    78,050    58,925    8,359    1,916,923    86,409
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS........................................  3,979,594   131,603   154,812   22,982    4,134,406   154,585
                                                       ----------  --------  --------  -------   ----------  --------
   Affiliated.........................................        918        27    11,698    3,485       12,616     3,512
   Non-affiliated.....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   Total common stocks................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   Preferred stock....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL STOCKS.......................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS AND STOCKS............................. $3,980,512  $131,630  $166,510  $26,467   $4,147,022  $158,097
                                                       ==========  ========  ========  =======   ==========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2009:
------------------------
   U. S. governments.................................. $   12,137  $      7  $     --  $     --  $   12,137  $      7
   All other governments..............................     38,779       165        --        --      38,779       165
   States, territories and possessions................    111,175     1,609    34,974     2,320     146,149     3,929
   Political subdivisions of states, territories and
     possessions......................................    181,277     4,060    38,357     9,761     219,634    13,821
   Special revenue....................................    517,527     5,929   418,037    27,863     935,564    33,792
   Industrial and miscellaneous.......................    350,894   177,100    12,078     4,469     362,972   181,569
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL BONDS........................................  1,211,789   188,870   503,446    44,413   1,715,235   233,283
                                                       ----------  --------  --------  --------  ----------  --------
   Affiliated.........................................         --        --    65,380    67,969      65,380    67,969
   Non-affiliated.....................................      8,150       577     7,088     3,272      15,238     3,849
                                                       ----------  --------  --------  --------  ----------  --------
   Total common stocks................................      8,150       577    72,468    71,241      80,618    71,818
                                                       ----------  --------  --------  --------  ----------  --------
   Preferred stock....................................          1        72        --        --           1        72
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL STOCKS.......................................      8,151       649    72,468    71,241      80,619    71,890
                                                       ----------  --------  --------  --------  ----------  --------
   TOTAL BONDS AND STOCKS............................. $1,219,940  $189,519  $575,914  $115,654  $1,795,854  $305,173
                                                       ==========  ========  ========  ========  ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $217,924, $220,241 and $2,409 in 2010, 2009 and 2008, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $4,269, $17,661 and $32,165 during 2010, 2009 and 2008, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

During 2010, 2009 and 2008, the Company reported the following write-downs on its joint ventures and partnership investments due to OTTI in fair value:

For the years ended December 31,                             2010     2009    2008
--------------------------------                            ------- -------- -------
   Matlin Patterson Global Opportunities Partners II, L.P.. $ 8,699 $     -- $    --
   North Castle II.........................................   1,900       --      --
   Odyssey Investment Partners Funds, LP...................   1,121       --      --
   Satellite Fund II, LP...................................   4,382       --      --
   The Good Steward Enhanced Fund, Ltd.....................   1,264       --      --
   AIG French Prop FD (Eur)................................      --    3,925      --
   Apollo IV LP............................................      --    1,546      --
   Blackstone Distressed Securities Fund L.P...............      --   20,622      --
   Blackstone Firestone....................................      --   66,300      --
   Blackstone III..........................................      --    2,664      --
   Blackstone Kalix Fund L.P...............................      --    7,876      --
   Blackstone Real Estate Partners III, L.P................      --    2,506      --
   Capvest Equity Partners, L.P............................      --   25,070      --
   Century Park Capital Partners II, L.P...................      --    1,749      --
   Cisa NPL................................................      --   10,408      --
   Copper River Partners, L.P. (fka: Rocker Partners)......      --    8,652      --
   Greenwich Street Capital Partners, L.P..................      --    1,537      --
   Greystone Capital Partners I, L.P.......................      --    2,517      --
   KKR European Fund II, LP................................      --   23,442      --
   Midocean Partners III...................................      --    2,185      --
   The Second Cinven Fund..................................      --    1,352      --
   AQR Global Asset Allocation Institutional Fund III L.P..      --       --   2,172
   Brep III L.P............................................      --       --   7,582
   Fenway Fund II..........................................      --       --   1,610
   Fenway Partners.........................................      --       --   1,049
   Marlwood................................................      --       --   3,000
   Matlin Patterson Global Opportunities Partners..........      --       --   3,361
   Thayer Equity III.......................................      --       --   1,381
   Warburg Pincus Equity Partners..........................      --       --   2,547
   Items less than $1.0 million............................   1,187    9,665   5,616
                                                            ------- -------- -------
   TOTAL................................................... $18,553 $192,016 $28,318
                                                            ======= ======== =======

Securities carried at an amortized cost of $3,322,428 and $3,327,013 were deposited with regulatory authorities as required by law as of December 31, 2010 and 2009, respectively.

During 2010, 2009 and 2008, included in Net Investment Income Earned were investment expenses of $13,003, $9,235 and $7,027, respectively, and interest expense of $5,328, $9,292 and $27,193, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

       . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

       . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

       . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2010 and 2009:

                                          DECEMBER 31, 2010
                                 -----------------------------------
                                 Level 1  Level 2  Level 3    Total
                                 ------- --------  -------- --------
           Bonds................ $    -- $  1,039  $ 21,436 $ 22,475
           Common stocks........   4,933       --    77,500   82,433
           Derivative liability.      --  (11,263)       --  (11,263)
                                 ------- --------  -------- --------
           Total................ $ 4,933 $(10,224) $ 98,936 $ 93,645
                                 ======= ========  ======== ========

                                          DECEMBER 31, 2009
                                 -----------------------------------
                                 Level 1  Level 2  Level 3    Total
                                 ------- --------  -------- --------
           Bonds................ $    -- $    819  $ 91,515 $ 92,334
           Common stocks........  60,809       --    77,500  138,309
           Preferred stocks.....      --        1        --        1
                                 ------- --------  -------- --------
           Total................ $60,809 $    820  $169,015 $230,644
                                 ======= ========  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The following table presents changes during 2010 and 2009 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2010 and 2009 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2010 and 2009:

                                                                                    Unrealized
                    Balance                           Net Realized and Unrealized Gains (Losses) Purchases, Sales,  Balance at
                  Beginning of              Transfers Gains (Losses) Included in   Included in      Issuances,     December 31,
                      Year     Transfers In    Out       Net Investment Income       Surplus     Settlements, Net      2010
                  ------------ ------------ --------- --------------------------- -------------- ----------------- ------------
Bonds............   $ 91,515     $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $21,436
Common stocks....     77,500          --          --                 --                   --               --         77,500
Preferred stocks.         --          --          --                 --                   --               --             --
                    --------     -------    --------           --------              -------         --------        -------
Total............   $169,015     $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $98,936
                    ========     =======    ========           ========              =======         ========        =======

                                                                          Unrealized
                    Balance                 Net Realized and Unrealized Gains (Losses) Purchases, Sales,  Balance at
                  Beginning of Transfers In Gains (Losses) Included in   Included in      Issuances,     December 31,
                      Year        (Out)        Net Investment Income       Surplus     Settlements, Net      2009
                  ------------ ------------ --------------------------- -------------- ----------------- ------------
Bonds............  $  120,230    $ 68,198            $(174,462)            $76,770        $       779      $ 91,515
Common stocks....     114,067     (32,436)                  --              (4,131)                --        77,500
Preferred stocks.   2,000,661         899                 (589)                 --         (2,000,971)           --
                   ----------    --------            ---------             -------        -----------      --------
Total............  $2,234,958    $ 36,661            $(175,051)            $72,639        $(2,000,192)     $169,015
                   ==========    ========            =========             =======        ===========      ========

Other Invested Assets

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

The Company did not have any other invested assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2009.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------



Loan-Backed and Structured Securities:

The following table summarizes the OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities:

                                                         AMORTIZED COST BASIS OTHER-THAN-TEMPORARY
                                                          BEFORE OTHER-THAN-  IMPAIRMENT RECOGNIZED
                                                         TEMPORARY IMPAIRMENT        IN LOSS        FAIR VALUE
OTTI RECOGNIZED
Intent to Sell..........................................       $921,282              $92,862         $828,421
Inability or lack of intent to retain the investment in
  the security for a period of time sufficient to
  recover the amortized cost basis......................             --                   --               --
                                                               --------              -------         --------
ANNUAL AGGREGATE TOTAL                                         $921,282              $92,862         $828,421
                                                               ========              =======         ========

At December 31, 2010, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities:

             BOOK/ADJUSTED CARRYING VALUE  PRESENT VALUE OF
             AMORTIZED COST BEFORE CURRENT  PROJECTED CASH                  AMORTIZED COST
CUSIP                 PERIOD OTTI               FLOWS       RECOGNIZED OTTI   AFTER OTTI   FAIR VALUE
-----        ----------------------------- ---------------- --------------- -------------- ----------
126694A40...           $  1,269                $  1,244         $    25        $  1,244     $  1,085
23243AAB2...             66,020                  64,970           1,051          64,970       47,880
39538AAC0...             26,039                  25,683             357          25,683       14,095
39538BAB0...             26,529                  26,108             422          26,108       13,869
39538CAC6...             26,304                  25,997             307          25,997        9,081
52525LAQ3...             46,479                  39,508           6,971          39,508       25,169
57645TAA5...             60,288                  59,367             920          59,367       32,838
02150KBB4...              2,553                   1,787             766           1,787        2,998
126694A40...              1,225                   1,150              75           1,150        1,185
23243AAB2...             65,129                  63,065           2,064          63,065       52,202
39538AAC0...             26,041                  25,495             545          25,495       15,711
39538BAB0...             26,529                  26,347             182          26,347       16,094
39538CAC6...             26,324                  25,635             689          25,635       12,029
52525LAQ3...             37,171                  35,923           1,249          35,923       20,620
57645TAA5...             57,257                  55,803           1,454          55,803       33,967
126694A40...              1,137                   1,087              50           1,087        1,176
23243AAB2...             63,606                  61,797           1,808          61,797       53,215
39538CAC6...             25,806                  21,526           4,280          21,526       12,318
52525LAQ3...             32,260                  30,877           1,383          30,877       17,815
57645TAA5...             52,775                  50,890           1,885          50,890       31,206
02150KBB4...              1,881                   1,768             113           1,768        1,768
126694A40...              1,074                   1,006              68           1,006        1,144
39538AAC0...             25,604                  25,148             456          25,148       18,348
52525LAQ3...             29,572                  27,624           1,948          27,624       18,434
02150KBB4...              1,785                   1,220             565           1,220        1,220
126694A40...              1,019                     775             243             775        1,154
52525LAQ3...             25,731                  23,852           1,879          23,852       17,848
57645TAA5...              2,359                   2,335              24           2,335        2,167
                       --------                --------         -------        --------     --------
Grand total.           $759,766                $727,987         $31,779        $727,987     $476,636
                       ========                ========         =======        ========     ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

At December 31, 2010 and 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                                               DECEMBER 31, 2010
                                       -----------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed Securities................ $1,772,806  $ 75,479   $46,490     $8,344   $1,819,296  $ 83,823
                                       ----------  --------   -------     ------   ----------  --------
Total temporarily impaired securities. $1,772,806  $ 75,479   $46,490     $8,344   $1,819,296  $ 83,823
                                       ==========  ========   =======     ======   ==========  ========

                                                               DECEMBER 31, 2009
                                       -----------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed Securities................ $  289,639  $176,581   $10,029     $4,463   $  299,668  $181,044
                                       ----------  --------   -------     ------   ----------  --------
Total temporarily impaired securities. $  289,639  $176,581   $10,029     $4,463   $  299,668  $181,044
                                       ==========  ========   =======     ======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased Class A Notes of various series from Metropolis II, LLC
(Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes and Class B Notes issued by Metropolis as part of the series.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows: (par and purchase price each converted to US dollars as of the acquisition date)

         COMPANY                           PAR PURCHASED PURCHASE PRICE
         National Union...................  $  852,455     $  808,335
         American Home....................     423,421        402,213
         C&I..............................     275,223        261,438
         Lexington Insurance Company......     423,421        402,213
         Chartis Select Insurance Company.     275,223        261,438
                                            ----------     ----------
            Total.........................  $2,249,743     $2,135,637
                                            ==========     ==========

Of the thirteen series of notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on Metropolis
Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts
-----------
is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the
-----------------
cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Income and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2010 was EUR 1,252,015.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the year ended December 31, 2010:

                                     AS OF DECEMBER 31, 2010        YEAR ENDED DECEMBER 31, 2010
                                  -----------------------------  ----------------------------------
                                    OUTSTANDING   ESTIMATED FAIR REALIZED CAPITAL UNREALIZED CAPITAL
                                  NOTIONAL AMOUNT     VALUE      GAINS / (LOSSES)  GAINS / (LOSSES)
                                  --------------- -------------- ---------------- ------------------
COMPANY
National Union................... (Euro)  493,005    $(11,263)        $2,580           $(11,263)
American Home....................         230,003      (4,250)           913             (4,250)
C&I..............................         149,502      (2,762)           593             (2,762)
Lexington Insurance Company......         230,003      (4,250)           913             (4,250)
Chartis Select Insurance Company.         149,502      (2,762)           593             (2,762)
                                  ---------------    --------         ------           --------
   Total......................... (Euro)1,252,015    $(25,287)        $5,592           $(25,287)
                                  ===============    ========         ======           ========

On January 30, 2009, the Company acquired junior and senior notes of $235,000 and $1,562,000 respectively from Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC ("Quartz", formerly known as LSP Holdings LLC). Quartz is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S. Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The junior and senior notes are classified as bonds, have a maturity date of January 23, 2039 and have stated interest rates of 8.50% and 5.85%, respectively, and have been rated by A.M. Best. The Commissioner has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. In connection with the issuance of the notes, Graphite Management LLC ("Graphite", formerly known as AIG LS Holdings LLC and a wholly-owned subsidiary of Quartz) used a portion of the proceeds to repay $401,396 to the Company in connection with an existing liquidity facility between the two parties.

On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC, a wholly-owned subsidiary of Quartz. Affiliates of the Company purchased an additional $201,000 of senior notes from Fieldstone Securitization II LLC. The junior and senior notes were issued with a maturity date of January 25, 2040 and stated interest rates of 11% and 7.75%, respectively. Graphite used a portion of the aggregate proceeds to repay $834,384 to the Company in connection with an existing liquidity facility between the two parties. On December 9, 2010 Fieldstone Securitization II LLC redeemed all of the notes at par plus accrued interest. In connection with this redemption, Graphite borrowed $480,899 from the Company under the liquidity facility, which was then contributed by Quartz into Fieldstone Securitization II LLC to provide sufficient cash for the redemption.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2010, 2009 and 2008 is set forth in the table below:

                                              2010         2009         2008
                                          -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                              $13,570,308  $13,354,448  $13,852,252
Incurred losses and LAE related to:
   Current accident year.................   3,810,777    4,412,647    5,536,365
   Prior accident years..................   1,898,037    1,115,434      137,636
                                          -----------  -----------  -----------
       TOTAL INCURRED LOSSES AND LAE.....   5,708,814    5,528,081    5,674,001
                                          -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year.................  (1,091,835)  (1,360,823)  (1,679,345)
   Prior accident years..................  (3,972,519)  (3,951,398)  (4,492,460)
                                          -----------  -----------  -----------
       TOTAL PAID LOSSES AND LAE.........  (5,064,354)  (5,312,221)  (6,171,805)
                                          -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                            $14,214,768  $13,570,308  $13,354,448
                                          ===========  ===========  ===========

Following completion of its annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- asbestos, excess casualty, excess workers' compensation, and primary workers' compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflect management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher then expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of discount. Favorable development in Directors & Officers liability and other classes of business offset

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the American Home Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring. The total calendar year paid losses as a result of these events were approximately $349,600 and $323,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $22,800. In addition, in 2008, the Company recorded paid losses of $114,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Additionally, the 2009 paid losses and LAE reflect the commutation of the 21/st/ Century Personal Auto Group. See Note 5E for further details.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $179,101, $176,082 and $188,634, respectively. In addition, the Company recorded $53,200 of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $4,481,518, $5,508,465 and $5,509,912, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES
-----------------------------------

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2010, 2009 and 2008, gross and net of reinsurance credits, are as follows:

                         ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                ---------------------------------  ----------------------------
                   2010        2009       2008       2010      2009      2008
                ----------  ---------  ----------  --------  --------  --------
Direct:

Loss and LAE
  reserves,
  beginning of
  year......... $  940,130  $ 955,576  $1,037,644  $ 93,470  $111,308  $144,753

   Incurred
     losses
     and LAE...    864,175    185,330     103,898     5,423    (3,945)  (14,424)
   Calendar
     year paid
     losses
     and LAE...   (182,522)  (200,776)   (185,966)  (27,204)  (13,893)  (19,021)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $1,621,783  $ 940,130  $  955,576  $ 71,689  $ 93,470  $111,308
                ==========  =========  ==========  ========  ========  ========
Assumed:

Loss and LAE
  reserves,
  beginning of
  year......... $   90,732  $  91,172  $   94,635  $  6,063  $  5,358  $  6,262
   Incurred
     losses
     and LAE...     91,861     (1,601)     13,277     1,125       905      (776)
   Calendar
     year paid
     losses
     and LAE...    (19,630)     1,161     (16,740)   (1,408)     (200)     (128)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $  162,963  $  90,732  $   91,172  $  5,780  $  6,063  $  5,358
                ==========  =========  ==========  ========  ========  ========
Net of
  reinsurance:
Loss and LAE
  reserves,
  beginning of
  year......... $  415,105  $ 437,834  $  489,872  $ 51,470  $ 60,851  $ 75,608
   Incurred
     losses
     and LAE...    445,497     57,182      29,204     7,350     1,900        34
   Calendar
     year paid
     losses
     and LAE...    (86,486)   (79,911)    (81,242)  (14,807)  (11,281)  (14,791)
                ----------  ---------  ----------  --------  --------  --------
LOSS AND LAE
  RESERVES,
  END OF YEAR   $  774,116  $ 415,105  $  437,834  $ 44,013  $ 51,470  $ 60,851
                ==========  =========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                 ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                           ---------------------------- -----------------------
                              2010      2009     2008    2010    2009    2008
                           ---------- -------- -------- ------- ------- -------
 Direct basis............. $1,190,502 $531,709 $553,517 $18,842 $30,707 $41,812
 Assumed reinsurance basis    124,980   44,255   39,647     416     549     102
 Net of ceded reinsurance
   basis..................    582,792  234,033  251,965   9,023  14,852  20,141

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                    ASBESTOS LOSSES       ENVIRONMENTAL LOSSES
                                ------------------------ ----------------------
                                  2010    2009    2008    2010   2009    2008
                                -------- ------- ------- ------ ------- -------
Direct basis................... $132,278 $59,079 $61,469 $8,075 $13,160 $17,919
Assumed reinsurance basis......    8,084   7,398   7,520     92     173     115
Net of ceded reinsurance basis.   58,952  28,484  31,111  3,780   6,302   8,703

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2010 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. NATIONAL UNION INTER-COMPANY POOLING AGREEMENT
  ----------------------------------------------

   The Company, as well as other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT
   ------------------------------------------------

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files annual statements with New York, its domiciliary state, in accordance with accounting practices prescribed or permitted by the NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              INITIAL       PARTICIPATION
                                  NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
   MEMBER COMPANY                   CODE      PERCENT        JAPAN RISK
   --------------                 -------- ------------- -------------------
   Chartis Overseas Limited......     --       67.0%            85.0%
   Commercial Pool member
     companies, as follows:......     --       33.0%            15.0%
      New Hampshire Insurance
        Company..................  23841       12.0%            10.0%
      National Union Fire
        Insurance Company of
        Pittsburgh, Pa...........  19445       11.0%             5.0%
      American Home Assurance
        Company..................  19380       10.0%             0.0%
                                   =====       ====             ====

   In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

--------------------------------------------------------------------------------

     As of December 31,                                  2010       2009
     ------------------                               ---------  ---------
     Assumed reinsurance receivable.................. $  80,066  $  58,317
     Funds held by ceding reinsurers.................    13,171      8,660
     Reinsurance recoverable.........................    44,411     36,773
     Equities in underwriting pools and associations.   575,123    602,029
                                                      ---------  ---------
     TOTAL ASSETS                                     $ 712,771  $ 705,779
                                                      ---------  ---------
     Loss and LAE reserves...........................   596,272    519,157
     Unearned premium reserves.......................   246,029    237,124
     Funds held......................................    13,762     15,330
     Ceded balances payable..........................    64,698     64,825
     Retroactive reinsurance.........................        --       (140)
     Assumed reinsurance payable.....................    46,534     33,951
                                                      ---------  ---------
     TOTAL LIABILITIES                                $ 967,295  $ 870,247
                                                      ---------  ---------

     TOTAL SURPLUS                                    $(254,524) $(164,468)
                                                      =========  =========

   As of December 31, 2010, the Association reported an asset of $2.4 billion representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2010, Chartis Europe S.A. represented $1.3 billion and Chartis UK Holdings represented $836 million, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the National Union inter-company pooling agreement. At December 31, 2010 the Company's interest in the Association's SCA entities was $306 million and has been reported as a component of Equities in Underwriting Pools and Associations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Effective December 1, 2010, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis International, LLC restructured its Hong Kong general insurance operations.

   The restructuring involved converting the existing Hong Kong managing general agency subsidiary company (American International Underwriters, Limited) into an insurance company subsidiary (Chartis Insurance Hong Kong Limited) and transferring in-force, new and renewal business of the Hong Kong branches of the Company, American Home, and New Hampshire (collectively, the Companies) to Chartis Insurance Hong Kong Limited under
   Section 25D of the Hong Kong Insurance Companies Ordinance.

   The results of the Hong Kong Branches have been historically reported by the Company through its participation in the Association. The Association reports on a fiscal year ending on November 30. Although the Company and other members of the Commercial Pool's fiscal year ends on December 31, their respective annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30. In order to achieve consistency in their financial reporting, the Company and other members of the Commercial Pool will record this transaction in their respective 2011 statutory financial statements.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) where the guaranteed companies failed to make payments under the policies of insurance issued during the period of the guarantee.

   As of the date of this financial statement and as disclosed on the table that follows, seven policyholder guarantees remain in force. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by all guaranteed entities during the period in which the guarantee was in force.

   The guarantees are not expected to have a material effect on the Company's surplus as all of the guaranteed entities report total assets in excess of their liabilities and the majority of the guaranteed entities have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and instead of the Company. Furthermore, for former affiliates that have been sold to third parties, the purchasers have provided the Company with a hold harmless agreement for its obligations under the guarantee. Accordingly, management believes that the likelihood of a payment under any of the guarantees is remote.

   The following sets forth the effective and termination dates of each guarantee and the policyholder obligations, invested assets, estimated loss to the Company, and policyholders' surplus for each guaranteed entity as of December 31, 2010:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                          Policyholder                  Estimated  Policyholders'
                                                        Date      Date    Obligations @ Invested Assets   Loss @      Surplus
Guaranteed Company                                     Issued  Terminated  12/31/2010    @ 12/31/2010   12/31/2010  @12/31/2010
------------------                                    -------- ---------- ------------- --------------- ---------- --------------
AHICO First American-Hungarian Insurance
  Company........................................ *    9/15/98   1/30/09   $   161,282    $   178,743      $--       $   36,595
AIG Romania Insurance Company, S.A............... *   12/23/98                  21,570         33,024       --            7,652
American General Life Insurance Company of
  Delaware.......................................      7/13/98  12/29/06     8,766,522      9,231,209       --          652,683
American International Assurance Co (Bermuda)
  Ltd............................................ *    8/23/99   1/31/08    18,533,000     31,879,000       --        3,341,000
American International Life Assurance Company of
  New York (merged into The United States Life
  Insurance Company in the City of NY)                 7/13/98   4/30/10     5,835,169     11,061,455       --        1,167,447
Chartis Excess Limited...........................      5/28/98               2,583,444        748,042       --          359,260
Chartis Insurance Company - Puerto Rico..........      11/5/97  12/31/09       127,067        167,376       --          147,319
Chartis Insurance Ireland Limited................ *   12/15/97                 809,744        408,287       --          164,625
Chartis Select Insurance Company.................      7/29/98                 451,725      4,805,834       --        1,831,459
Chartis Ukraine Insurance Company................ *    10/1/00                  14,128             --       --            6,202
CJSC (f/k/a AIG Russia Insurance Company
  ZAO)........................................... *    9/15/98   1/30/09       276,215        384,072       --          117,896
First American Czech Insurance Company, A.S...... *    9/15/98   1/30/09       525,330        606,766       --          110,963
La Meridional Compania Argentina de Seguros
  S.A............................................ *     1/6/98                 180,375         75,796       --           31,791
Landmark Insurance Company.......................       3/2/98                 105,668        484,586       --          176,743
21st Century Security Insurance Company (f/k/a
  New Hampshire Indemnity Company, Inc.)......... **  12/15/97   8/31/09        31,050        215,803       --          167,369
                                                                           -----------    -----------      ---       ----------
                                                                           $38,422,289    $60,279,993      $--       $8,319,003
                                                                           ===========    ===========      ===       ==========

* Diclosure based on local GAAP translated at the spot rate as of December 31, 2010
** The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

   The Company does not believe that the events of AIG discussed in Note 5G will increase the likelihood that the guarantees will be materially impacted.

D. INVESTMENTS IN AFFILIATES
   -------------------------

   As of December 31, 2010 and 2009, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation, net of $0 and $2,690 of non-admitted balances, respectively, were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                                     PERCENT     2010         2010            2010
---------------------                                    --------- ---------- --------------- --------------
Common stocks:
Chartis Claims, Inc...........................    (a)        0.0%          --           --        (55,461)
AIG Lodging Opportunities, Inc................             100.0%       3,234        3,145          1,722
American International Realty, Inc............              22.0%       9,912       29,685         15,228
Chartis Specialty Insurance Company...........    (d)       70.0%     208,138      537,148         49,174
Eastgreen, Inc................................               9.7%       8,976        7,056             97
Lexington Insurance Company...................    (d)       70.0%     631,112    3,892,310        261,175
Mt. Mansfield Co. Inc.........................             100.0%      66,405       72,862         22,429
National Union Fire Ins. Company of La........    (b)      100.0%          --           --         (7,394)
National Union Fire Ins. Company of Vt........             100.0%      41,000       65,404          4,439
Pine Street Real Estate Holding Corp..........              22.1%       2,973        1,497            (40)
Chartis Select Insurance Company..............    (d)      100.0%     442,228    1,818,848         92,555
Spruce Peak Realty LLC........................               1.0%         945          918            694
United Guaranty Corporation................... (c), (d)      0.0%          --           --       (804,829)
                                                                   ----------   ----------      ---------
   TOTAL COMMON STOCKS - AFFILIATES...........                      1,414,923    6,428,873       (420,211)
                                                                   ----------   ----------      ---------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                      $1,414,923   $6,428,873      $(420,211)
                                                                   ==========   ==========      =========

(a)As referenced in Note 5E, the Company transferred its ownership in Chartis Claims, Inc to Chartis U.S. Inc.
(b)As referenced in Note 5E, National Union Fire Insurance Company of Louisiana was merged into the Company.
(c)As referenced in Note 13, the Company transferred its interest in United Guaranty Corporation to AIG.
(d)As referenced in Note 2, the cost was updated in 2010 to reflect the capital contributions reflected in these companies in lieu of the tax sharing agreement. These adjustments did not impact the Company's surplus.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                                    OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                                PERCENT     2009         2009            2009
---------------------                               --------- ---------- --------------- --------------
Preferred stocks:
AIG Capital Corporation........................ (g)     0.0%          --           --      (2,000,000)
                                                              ----------   ----------     -----------
   TOTAL PREFERRED STOCKS - AFFILIATES.........                       --           --      (2,000,000)
                                                              ----------   ----------     -----------
Common stocks:
21st Century Insurance Group................... (e)     0.0%          --           --        (231,483)
Chartis Claims, Inc............................       100.0%     118,000       55,461         (18,469)
AIG Lodging Opportunities, Inc.................       100.0%       3,234        1,423             326
American International Insurance Co............ (e)     0.0%          --           --         (78,478)
American International Realty, Inc.............        22.0%       9,911       14,457         (20,969)
Chartis Specialty Insurance Company............        70.0%     154,297      487,974         (20,363)
Eastgreen, Inc.................................         9.7%       8,976        6,959             (25)
International Lease Finance Corporation (ILFC). (f)     0.0%          --           --      (2,406,928)
Lexington Insurance Company....................        70.0%     363,046    3,631,135         647,187
Mt. Mansfield Co. Inc..........................       100.0%      50,433       50,433          50,433
National Union Fire Ins. Company of La.........       100.0%       2,500        7,394             236
National Union Fire Ins. Company of Vt.........       100.0%      41,000       60,965          32,668
Pine Street Real Estate Holding Corp...........        22.1%       3,139        1,537              76
Chartis Select Insurance Company...............       100.0%     435,454    1,726,293         288,378
Spruce Peak Realty LLC......................... (h)     1.0%         224          224             224
United Guaranty Corporation....................        45.9%     721,505      804,829         (56,361)
                                                              ----------   ----------     -----------
TOTAL COMMON STOCKS - AFFILIATES                               1,911,719    6,849,084      (1,813,548)
                                                              ----------   ----------     -----------
TOTAL COMMON AND PREFERRED STOCK - AFFILIATES                 $1,911,719   $6,849,084     $(3,813,548)
                                                              ==========   ==========     ===========

(e)As referenced in Note 5E, the Company sold its ownership in 21st Century to Farmers Group Inc.
(f)As referenced in Note 5E, the Company sold its ownership of ILFC to AIG Capital Corporation.
(g)As referenced in Note 5D, the Company redeemed its investment in AIG Capital Corporation.
(h)Spruce Peak Realty LLC is 99% owned by Mt. Mansfield Co. Inc., which is also an affiliate and 100% owned by the Company. The remaining 1% of Spruce Peak Realty LLC is owned by the Company

The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

Lexington Insurance Company's (Lexington) admitted assets, liabilities and capital and surplus as of December 31, 2010 and 2009 and net income for the years ended December 31, 2010 and 2009 are set forth below:

                                             2010        2009
                                          ----------- -----------
               Total admitted assets..... $18,631,448 $15,989,207
               Total liabilities.........  13,097,341  10,801,871
               Total capital and surplus.   5,534,107   5,187,336
               Net income................     312,190     629,642
                                          ----------- -----------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   On December 31, 2009, National Union acquired a 100% interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565. This amount is being amortized over 10 years. Additionally, as part of the transaction Chartis Inc. has committed to pay a percentage of the positive cash flows from Mt. Mansfield to the Ultimate Parent.

   The Company, with the approval of the Pennsylvania Insurance Department, reflected the redemption of its investment in the Series A preferred shares of AIG Capital Corporation (Issuer) as a Type 1 subsequent event in the 2009 financial statements. On February 19, 2010, the Company received $2 billion from the Issuer as consideration for the redemption as well as $38,333 representing accrued dividends for the 4th quarter of 2009 and 1st quarter of 2010 through the settlement date. The proceeds received from the redemption and the accrued dividends through December 31, 2009 had been reported as part of the balance sheet account "Receivable from parent, subsidiaries and affiliates".

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2010 and 2009, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $2,283,464 and $1,004,070, respectively.

E. RESTRUCTURING
   -------------

   DOMESTIC OPERATIONS
   -------------------

   As discussed in Notes 4 and 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   Effective October 7, 2010, National Union Fire Insurance Company of Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into the Company. The Company is the surviving company and has assumed all of the existing obligations of the merged companies. The transaction was accounted for as a statutory merger. The Company did not issue any new shares of stock as a result of the merger. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. As a result of the merger, the Company's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. This item is presented as Other surplus adjustments in the Statements of Income and Changes in Capital and Surplus. With the approval of the Company's domiciliary regulator, none of the prior years results or historical schedules have been restated for the merger.

   Chartis Inc. created Chartis Global Claims Services, Inc. as part of restructuring efforts within Chartis, Inc. National Union distributed its ownership of Chartis Claims, Inc. to Chartis U.S. Inc. as a dividend, which Chartis U.S. Inc. subsequently contributed to Chartis Global Claims Services, Inc.

   In 2009, the Company sold its 32.77% interest in the issued and outstanding common stock of International Lease Finance Corporation (ILFC) to AIG Capital Corporation, a wholly owned subsidiary of AIG. As a result of this transaction, the Company received cash equal to the statutory book value of its investment in ILFC common stock

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   and recorded a gain of $1,927,160. In accordance with the tax sharing agreement, the Company was reimbursed $952,593 and recorded such amount as additional paid in capital.

   Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by the Company at their stated pool percentages.

   In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

       1. The quota share reinsurance agreement between the Company and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to the Company was commuted as of June 30, 2009.

       2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to the Company under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

       3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

   Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $329.9 million.

   The Chartis U.S. Inc. companies which owned 21/st/ Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21/st/ Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was divided income of $154.8 million and a capital contribution of $54.2 million.

   Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIIC, the Company received $319.1 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $120.9 million.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   On June 30, 2008, AIUI paid a dividend representing its 25% ownership interest in AIIC to its owners, the Company, Chartis PC and the Insurance Company of the State of Pennsylvania (ISOP). The dividend paid to each of AIUI's owners was based on the proportionate ownership interest of AIUI by each company. As a result of this transaction, the Company recorded a dividend of $84,000 which valued AIIC as $76,283 and $7,707 of cash, while Chartis PC and ISOP each recorded their proportionate share. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform.

   AMERICAN HOME CANADIAN BRANCH NOVATION
   --------------------------------------

   Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada (formerly AIG Commercial Insurance Company of Canada) under which the existing and in-force policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and was dissolved. The transaction has been accounted for at fair value in accordance with Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures About Transactions with Affiliates and Other Related Parties, as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada was approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value equal to the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which has been deferred and will be amortized over a 10 year period by American Home Assurance Company. In addition, a total ceding commission equal to $39,655 as well as an underwriting gain of $38,228, both of which are subject to the pooling agreement in which the Company participates, were recognized as an immediate gain by the pool participants. The Company's total gain, including $15,069 representing its share of the ceding commission, was $29,596.

   In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

       Company                                                   Dividend
       -------                                                   --------
       National Union Fire Insurance Company of Pittsburgh, Pa.. $299,000
       American Home Assurance Company..........................  170,000
       Commerce and Industry Insurance Company..................  103,000
       Chartis Property Casualty Company........................  103,000
       The Insurance Company of the State of Pennsylvania.......  122,000
       New Hampshire Insurance Company..........................  167,000

   During the fourth quarter of 2008 and subsequent to the transaction, the Branch repatriated its remaining net assets of $921,000 to American Home Assurance Company. American Home Assurance Company utilized $691,000 of this repatriated amount to pay a dividend to Chartis Insurance Company of Canada of $691,000. Subsequently, Chartis Insurance Company of Canada contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

 Company                                                   Capital Contribution
 -------                                                   --------------------
 National Union Fire Insurance Company of Pittsburgh, Pa..       $299,000
 Chartis Property Casualty Company........................        103,000
 The Insurance Company of the State of Pennsylvania.......        122,000
 New Hampshire Insurance Company..........................        167,000

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010 and 2009 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2010 and 2009 and all capital contributions and dividends:

                                                                    Assets Received by       Assets Transferred by the
                                                                        the Company                   Company
                                                                --------------------------- ---------------------------
Date of                                        Name of
Transaction  Explanation of Transaction       Affiliate         Statement Value Description Statement Value Description
-----------  -------------------------- ----------------------- --------------- ----------- --------------- -----------
 03/05/10            Dividend                Chartis U.S. Inc.     $     --             --     $170,000        Cash
 04/07/10            Dividend                Chartis U.S. Inc.           --             --        6,238        Cash
 06/29/10            Dividend                Chartis U.S. Inc.           --             --      250,000        Cash
 09/08/10            Dividend                Chartis U.S. Inc.           --             --      120,000        Cash
 12/03/10            Dividend                Chartis U.S. Inc.           --             --      230,000        Cash
 10/20/10            Dividend                Chartis U.S. Inc.           --             --       46,895     Securities
 12/31/10            Dividend           (c)  Chartis U.S. Inc.           --             --       66,828     Securities
 10/01/10       Capital contribution    (b)  Chartis U.S. Inc.        7,130      In kind             --             --
 12/31/10       Capital contribution    (a)  Chartis U.S. Inc.       11,936      In kind             --             --
 Various        Capital contribution         Chartis U.S. Inc.        5,413      In kind             --             --
 12/31/10       Capital contribution    (d)  Chartis U.S. Inc.      750,000     Receivable           --             --
 12/31/10              Other            (d)  Chartis U.S. Inc.      842,206     Receivable      842,206     Securities
 03/22/10           Additional
                    investments                  Lexington               --                     210,000     Securities
 10/20/10         Dividend income                Lexington           46,895     Securities           --             --
 12/14/10         Dividend income                Lexington          210,000     Securities           --             --
 06/24/10           Purchase of
                    securities                 American Home        708,005     Securities      708,005        Cash

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity and NULA
(c)Transfer of ownership of Chartis Claims, Inc. See Note 5E.
(d)Refer to Note 13 on the transfer of interest in UGC and the subsequent contributed capital from Chartis U.S. Inc.

   On October 20, 2010, Lexington transferred its ownership of 35,000 shares of JI Accident and Fire Insurance Company, Ltd. to the Company as a dividend, which was valued at $46,895. On the same date the Company transferred these shares to its parent, Chartis U.S Inc. at the same value.

   The Company made an additional contribution to Lexington of $210,000 on March 22, 2010 and received a dividend from Lexington on December 14, 2010 of the same amount.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     ASSETS RECEIVED BY   ASSETS TRANSFERRED BY
                                                                         THE COMPANY           THE COMPANY
                                                                    --------------------- ---------------------
DATE OF             EXPLANATION OF                 NAME OF          STATEMENT             STATEMENT
TRANSACTION           TRANSACTION                 AFFILIATE           VALUE   DESCRIPTION   VALUE   DESCRIPTION
-----------  -----------------------------  ----------------------- --------- ----------- --------- -----------
 07/31/09...           Dividend                  Chartis U.S. Inc.  $     --         --   $537,000     Cash
 07/01/09...     Capital contribution       (a)  Chartis U.S. Inc.    54,190    In kind         --       --
 12/31/09...     Capital contribution       (c)  Chartis U.S. Inc.    70,711    In kind         --       --
 09/30/09...     Capital contribution       (b)  Chartis U.S. Inc.   952,593    In kind         --       --
 Various....     Capital contribution            Chartis U.S. Inc.     9,907    In kind         --       --
 Various....    Additional investments                  UGC          125,884    In kind         --       --
 Various....      Sale of securities                   AHAC          585,381     Cash      594,895     Bond
 Various....      Sale of securities                    LEX          215,466     Cash      207,921     Bond

--------
(a)Related to sale of Personal Auto Group (PAG). See Note 5E.
(b)Sale of ILFC. Refer to Note 5E
(c)Capital contributions in lieu of tax sharing agreement

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2010, 2009 and 2008 that exceeded half of one percent of the Company's admitted assets:

          For the years ended December 31,    2010     2009     2008
          --------------------------------  -------- -------- --------
               Chartis Claims, Inc......... $259,062 $270,160 $268,146
                                            -------- -------- --------
                  TOTAL.................... $259,062 $270,160 $268,146
                                            ======== ======== ========

   As of December 31, 2010 and 2009, short-term investments included amounts invested in the AIG Managed Money Market Fund of $980,277 and $1,882,260, respectively.

   As of December 31, 2010 and 2009, other invested assets included $882,045 and $936,167, respectively, of loans with an affiliate, Graphite. The proceeds from the loans were used by Graphite for the acquisition of life settlements, which ultimately serve as collateral of the outstanding loans. Refer to Note 3 for transactions relating to this liquidity facility.

   Federal and foreign income taxes receivable from affiliates as of December 31, 2010 and 2009 amounted to $34,361 and $261,158, respectively.

   During 2009 and 2008 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

                   As of December 31,         2009    2008
                   ------------------        ------- -------
                   Accounts receivable sold. $28,656 $75,661
                   Losses recorded..........     675   1,945

   AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

   As of December 31, 2010 and 2009, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $45,998 and $163,135 respectively, at December 31, 2010 and 2009.

 As of December 31,                                          2010       2009
 ------------------                                       ---------- ----------
 Capital contributions receivable from Chartis U.S. Inc.. $1,592,206 $       --
 AIG Capital Corporation.................................         --  2,000,000
 Balances with pool member companies.....................    337,847    194,242
 Balances with less than 0.5% of admitted assets.........     96,916    245,844
                                                          ---------- ----------
 RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES      $2,026,969 $2,440,086
                                                          ========== ==========
 Balances with pool member companies..................... $  243,867 $  116,222
 Balances with less than 0.5% of admitted assets.........    124,094    212,532
                                                          ---------- ----------
 PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES           $  367,961 $  328,754
                                                          ========== ==========

   On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

   On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G. EVENTS OCCURRING AT THE AIG LEVEL

   In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   Reserve Bank of New York (the "FRBNY"). The credit facility obligations were guaranteed by certain subsidiaries of AIG and the obligations were secured by a pledge of certain assets of AIG and its subsidiaries. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the "Series C Preferred Stock"), to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). In November 2008 and April 2009, AIG issued preferred securities to the United States Department of the Treasury ("Department of the Treasury") under the Troubled Asset Relief Program ("TARP").

   On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") with the FRBNY, the Department of the Treasury, and the Trust to recapitalize AIG. As part of the Recapitalization, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY credit facility, and the FRBNY credit facility was terminated. In addition, (i) the shares of the Series C Preferred Stock held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and (iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2010, 2009 and 2008, the Company's net premiums written and net premiums earned were comprised of the following:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

For the years ended December 31,           2010                    2009                    2008
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums................. $ 7,046,534 $ 7,178,068 $ 6,293,106 $ 6,258,037 $ 6,346,614 $ 5,967,292
 Reinsurance premiums assumed:
    Affiliates...................  10,393,789  11,337,854  13,353,275  15,167,769  17,910,581  20,121,728
    Non-affiliates...............     365,317     408,156     560,836     632,527     301,155     503,276
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS...........  17,805,640  18,924,078  20,207,217  22,058,333  24,558,350  26,592,296
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Reinsurance premiums ceded:
    Affiliates...................  11,491,912  12,162,924  13,322,772  14,740,688  16,925,631  18,259,644
    Non-affiliates...............   1,604,992   1,516,668   1,140,940   1,246,179   1,053,565   1,067,568
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS............. $ 4,708,736 $ 5,244,486 $ 5,743,505 $ 6,071,466 $ 6,579,154 $ 7,265,084
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2010 and 2009 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- -------------------
                     UNEARNED              UNEARNED             UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION PREMIUM  COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY   RESERVES   EQUITY
                    ---------- ---------- ---------- ---------- -------- ----------
December 31, 2010:
   Affiliates...... $6,851,086 $  795,609 $6,655,509 $  754,459 $195,577  $41,150
   Non affiliates..    553,275     64,251    487,769     55,293   65,506    8,958
                    ---------- ---------- ---------- ---------- --------  -------
   TOTALS.......... $7,404,361 $  859,860 $7,143,278 $  809,752 $261,083  $50,108
                    ========== ========== ========== ========== ========  =======
December 31, 2009:
   Affiliates...... $7,795,151 $1,036,216 $7,324,831 $  980,942 $470,320  $55,274
   Non affiliates..    596,114     79,242    399,445     53,492  196,669   25,750
                    ---------- ---------- ---------- ---------- --------  -------
   TOTALS.......... $8,391,265 $1,115,458 $7,724,276 $1,034,434 $666,989  $81,024
                    ========== ========== ========== ========== ========  =======

As of December 31, 2010 and 2009, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    December 31, 2010:
       Affiliates......    $6,655,509       $100,616         $32,174,635
       Non-affiliates..       487,769        315,516           3,351,435
                           ----------       --------         -----------
       Total...........    $7,143,278       $416,132         $35,526,070
                           ==========       ========         ===========
    December 31, 2009:
       Affiliates......    $7,324,831       $150,519         $33,903,933
       Non-affiliates..       399,445        348,229           3,203,311
                           ----------       --------         -----------
       TOTAL...........    $7,724,276       $498,748         $37,107,244
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2010 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- -----------
      Affilliates:
         National Union Pool.........................  19380   $37,947,714
         AIU Insurance Company.......................     --       112,655
         American International Reinsurance Co. Ltd..     --        33,791
         Ascot Syndicate Lloyd's 1414................     --         1,659
         Chartis Europe SA...........................     --        19,032
         Chartis Insurance Company - Puerto Rico.....  31674         1,040
         Chartis Insurance Company of Canada.........     --         5,798
         Chartis Insurance UK Ltd....................     --        10,081
         Chartis Overseas Ltd........................              537,783
         Chartis Select Insurance Company............  10932         3,864
         Chartis Specialty Insurance Company.........  26883         3,818
         Lexington Insurance Company.................  19437        15,899
         United Guaranty Insurance Company...........  11715        34,333
         US Life Insurance Company of NY.............  60607         2,303
         Other affiliates less than $1.0 million.....     --         3,645
                                                               -----------
         TOTAL AFFILIATES............................          $38,733,415
                                                               -----------
      Non-affilliates:...............................                   --
                                                               -----------
         TOTAL AFFILIATES AND NON-AFFILIATES.........          $38,733,415
                                                               ===========

During 2010, 2009, and 2008, the Company reported in its Statements of Income statutory losses of $142,835, $11,466, and $173, respectively, as a result of losses incurred from commutations with the below reinsurers. The 2010 loss was comprised of losses incurred $142,934, commissions incurred $(103) and premiums earned $(4); the 2009 and 2008 losses were from losses incurred.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


  COMPANY                                                 2010    2009   2008
  -------                                               -------- ------- ----
  American International Reinsurance Company, Ltd. (a). $138,942 $10,855 $ --
  Continental Casualty Company.........................    1,340      --   --
  Reliastar Life Insurance Company.....................    1,368      --   --
  Other reinsurers less than $1.0 million..............    1,185     611  173
                                                        -------- ------- ----
  TOTAL                                                 $142,835 $11,466 $173
                                                        ======== ======= ====

Effective April 1, 2010, the Company commuted a multi year reinsurance agreement with AIRCO. The commutation resulted in the members of the Commercial Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the pooling agreement. The commutation was approved by the New York and Pennsylvania Insurance Departments. The Company recorded its share of these transactions based upon its stated pool percentage, as follows:

                                                 COMPANY'S POOLED
                                        TOTAL       ALLOCATION
                                      ---------- ----------------
               Liabilities:..........
                  Outstanding losses. $2,576,715     $979,152
                                      ==========     ========
               P&L:
                  Paid losses........    365,636      138,942
                                      ==========     ========
                  Net cash........... $2,211,079     $840,210
                                      ==========     ========

As of December 31, 2010 and 2009, the Company had reinsurance recoverables on paid losses in dispute of $122,296 and $135,255, respectively.

During 2010, 2009 and 2008, the Company wrote-off reinsurance recoverable balances of $(1,292), $9,450 and $(5,178), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2010 and 2009, the Company's premium receivable and losses payable on assumed business are as follows:

2010
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $155,068     $12,648    $167,716
Reinsurance payable on paid loss and loss adjustment expenses.  158,679       5,019     163,698

2009
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $184,440     $26,399    $210,839
Reinsurance payable on paid loss and loss adjustment expenses.  232,372      12,491     244,863

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Commercial Pool, related to reinsurance agreements with the following:

                                                         2010                               2009
                                          ---------------------------------- ----------------------------------
                                          Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                           course of    paid loss and loss    course of    paid loss and loss
                                          collection   adjustment expenses   collection   adjustment expenses
                                          ----------- ---------------------- ----------- ----------------------
Chartis Europe SA........................   $ 7,963          $12,642           $ 1,830          $    --
Chartis Insurance Company of Puerto Rico.    11,222              328             1,044              421
Chartis Insurance UK Ltd.................    11,848            4,277             8,759            4,483
Chartis Overseas Ltd.....................    15,554           21,167            11,946            9,266
Chartis Specialty........................       410              630            45,094           80,087
Lexington................................    17,333           18,715            21,846           19,860
National Union Insurance Company of
  Vermont................................        50           16,160            (7,392)          16,260
United Guaranty Residential Insurance
  Company................................       258           21,700               515               --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                    COMPANY'S POOLED
                                           TOTAL       ALLOCATION
                                         ---------- ----------------
           Liabilities:
              Outstanding losses........ $3,278,251    $1,245,735
              Unearned premium reserves.    933,787       354,839
              Other.....................     49,727        18,896
                                         ----------    ----------
                                          4,261,765     1,619,470
                                         ----------    ----------
           P&L:
              Ceding commission.........    220,094        83,636
                                         ----------    ----------
              Net cash and securities... $4,041,671    $1,535,834
                                         ==========    ==========

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2010 and 2009, the Company's deposit assets and liabilities were comprised of the following:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                             DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         December 31, 2010:
            Direct..........  $ --    $106,240    $   333     $   --
            Assumed.........    --      94,201     93,100         --
            Ceded...........   724          --         --      1,045
                              ----    --------    -------     ------
            TOTAL...........  $724    $200,441    $93,433     $1,045
                              ====    ========    =======     ======

                             DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         December 31, 2009:
            Direct.......... $   --   $ 93,380    $    --       $--
            Assumed.........     --     95,014     93,433        --
            Ceded...........  1,684         --         --        --
                             ------   --------    -------       ---
            TOTAL........... $1,684   $188,394    $93,433       $--
                             ======   ========    =======       ===

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2010 and 2009 is set forth in the table below:

                                                                      2010                  2009
                                                              -------------------- ---------------------
                                                              DEPOSIT    DEPOSIT    DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES  ASSETS    LIABILITIES
                                                              -------  ----------- ---------  -----------
BALANCE AT JANUARY 1                                          $ 1,684   $188,394   $ 559,534   $198,765
   Deposit activity, including loss recoveries...............  (1,712)     8,823    (625,704)    (8,404)

   Interest income or expense, net of amortization of margin.     752      3,224      25,825     (1,967)
   Non-admitted asset portion................................      --         --      42,029         --
                                                              -------   --------   ---------   --------
BALANCE AT DECEMBER 31                                        $   724   $200,441   $   1,684   $188,394
                                                              =======   ========   =========   ========

                                      2010                   2009
                             ---------------------- ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1     $93,433     $   --     $93,433    $ 510,960
        Contributions.......       --      1,045          --          377
        Withdrawals.........       --         --          --     (533,982)
        Interest............       --         --          --       22,645
                              -------     ------     -------    ---------
     BALANCE AT DECEMBER 31   $93,433     $1,045     $93,433    $      --
                              =======     ======     =======    =========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with PA SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $46,273, securities of $2,416, and the release of $303,085 of funds held liabilities for the settlement of deposit assets of $407,410 with a non-admitted portion of $42,029. Also, during 2009, loss recoveries

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

from Union Excess resulted in decreases in deposit assets and funds held liabilities of $230,897. The net effect of these transactions was to reduce surplus to policyholders by $13,607.

The Company also holds a note from Union Excess in the amount of $39,065. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $49,917 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $149,584 with European Reinsurance Company Ltd., resulting in a loss of $2,452.

NOTE 8 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company has a written tax sharing agreement with Chartis, Inc. ("Subgroup Parent"), which was amended, effective January 1, 2010, which provides that Subgroup Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Subgroup Parent also has a separate tax sharing agreement with AIG ("Parent") , which provides that AIG will not charge Subgroup Parent a greater portion of the consolidated tax liability than would have been paid by the Chartis Subgroup if it had filed a separate federal income tax return. Additionally, the Company's amended tax sharing agreement contains the following significant requirements:

    . A tax Subgroup was formed with Chartis, Inc. as the Subgroup Parent. The Company will settle inter-company income taxes with the Subgroup Parent as if the Company were filing its own separate federal income tax return. Any net liability will be settled with the Subgroup Parent in accordance with federal estimated tax payment requirements with final payments/refunds paid within 90 days after Subgroup Parent makes or receives a final payment to or receipt of refund from Parent.

    . Any tax realized by the Company from triggering a deferred inter-company gain (as determined under Treasury regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

    . Chartis, Inc. assumes the Company's Tax Reserves in a deemed capital contribution transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation
       No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008 and 2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. (S)1.1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay for tax any tax arising from Asset Sales (which were defined in the Fed Credit Agreement between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG has met its obligations under the Federal Reserve Credit Agreement, and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35% at December 31, 2010.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2010 and 2009 are as follows:

                              DECEMBER 31, 2010                  DECEMBER 31, 2009                     CHANGE
                      ---------------------------------  --------------------------------  ------------------------------
DESCRIPTION            ORDINARY    CAPITAL      TOTAL     ORDINARY   CAPITAL      TOTAL    ORDINARY   CAPITAL     TOTAL
-----------           ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Gross
  deferred
  tax
  assets              $1,398,603  $ 573,242  $1,971,845  $ 944,949  $ 358,087  $1,303,036  $453,654  $ 215,155  $ 668,809
Less
  statutory
  valuation
  allowance               19,655    312,786     332,441         --         --          --    19,655    312,786    332,441
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Adjusted
  Gross
  Deferred
  Tax
  Assets               1,378,948    260,456   1,639,404    944,949    358,087   1,303,036   433,999    (97,631)   336,368
Gross
  deferred
  tax
  liabilities           (121,752)  (260,456)   (382,208)   (81,360)        --     (81,360)  (40,392)  (260,456)  (300,848)
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Net
  deferred
  tax
  asset/(liabilities)  1,257,196         --   1,257,196    863,589    358,087   1,221,676   393,607   (358,087)    35,520
Deferred
  tax
  assets
  nonadmitted           (256,859)        --    (256,859)  (286,532)  (247,846)   (534,378)   29,673    247,846    277,519
                      ----------  ---------  ----------  ---------  ---------  ----------  --------  ---------  ---------
Net
  admitted
  deferred
  tax
  assets              $1,000,337  $      --  $1,000,337  $ 577,057  $ 110,241  $  687,298  $423,280  $(110,241) $ 313,039
                      ==========  =========  ==========  =========  =========  ==========  ========  =========  =========

The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                 DECEMBER 31, 2010         DECEMBER 31, 2009                CHANGE
             ------------------------- ------------------------- ---------------------------
DESCRIPTION  ORDINARY CAPITAL  TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY  CAPITAL    TOTAL
-----------  -------- ------- -------- -------- ------- -------- -------- --------  --------
Increase
  in DTA
  from
  carried
  back
  losses
  that
  reverse
  in
  subsequent
  three
  calendar
  years
  that
  are
  carried
  back to
  recoup
  taxes      $     --   $--   $     --       -- $10,756 $ 10,756 $     -- $(10,756) $(10,756)
Increase
  in DTA
  from
  the
  lesser
  of
  adjusted
  gross
  DTAs
  realizable
  within
  36
  months
  or 15%
  of
  statutory
  surplus     599,502    --    599,502  232,118      --  232,118  367,384       --   367,384
Increase
  in DTA
  from
  adjusted
  gross
  DTAs
  that
  can be
  offset
  against
  DTLs             --    --         --       --      --       --       --       --        --
             --------   ---   -------- -------- ------- -------- -------- --------  --------
Total
  Increase
  in DTA
  admitted
  pursuant
  to
  Paragraph
  10.e       $599,502   $--   $599,502 $232,118 $10,756 $242,874 $367,384 $(10,756) $356,628
             ========   ===   ======== ======== ======= ======== ======== ========  ========

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                 DECEMBER 31, 2010          DECEMBER 31, 2009                CHANGE
             -------------------------- ------------------------- ---------------------------
DESCRIPTION  ORDINARY CAPITAL   TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY  CAPITAL    TOTAL
-----------  -------- -------- -------- -------- ------- -------- -------- --------  --------
Carried
  back
  losses
  that
  reverse
  in
  subsequent
  calendar
  year       $     -- $     -- $     --       -- $99,485 $ 99,485      --  $(99,485) $(99,485)
The
  lesser
  of
  adjusted
  gross
  DTAs
  realizable
  within
  12
  months
  or 10%
  of
  statutory
  surplus     400,835       --  400,835  344,939      --  344,939  55,896        --    55,896
Adjusted
  gross
  DTAs
  that
  can be
  offset
  against
  DTLs        121,752  260,456  382,208   81,360      --   81,360  40,392   260,456   300,848
             -------- -------- -------- -------- ------- -------- -------  --------  --------
Total DTA
  admitted
  to
  Paragraphs
  10.a,
  10.b
  and 10.c   $522,587 $260,456 $783,043 $426,299 $99,485 $525,784 $96,288  $160,971  $257,259
             ======== ======== ======== ======== ======= ======== =======  ========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Admission Calculation Components
SSAP No. 10R, Paragraph 10.e

Carried back losses
  that reverse in
  subsequent three
  calendar years      $       --  $      --  $       --  $     --  $ 10,756 $ 10,756  $     --  $ (10,756) $ (10,756)
The lesser of
  adjusted gross
  DTAs realizable
  within 36 months
  or 15% of
  statutory
  surplus............    599,502         --     599,502   232,118        --  232,118   367,384         --    367,384
Adjusted gross DTAs
  that can be offset
  against DTLs.......         --         --          --        --        --       --        --         --         --
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Total DTA admitted
  to Paragraph
  10.e...............    599,502         --     599,502   232,118    10,756  242,874   367,384    (10,756)   356,628
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Total DTA Admitted
  Under SSAP
  No. 10R............  1,122,090    260,456   1,382,546   658,417   110,241  768,658   463,672    150,215    613,887
Total DTL............   (121,752)  (260,456)   (382,208)  (81,360)       --  (81,360)  (40,392)  (260,456)  (300,848)
                      ----------  ---------  ----------  --------  -------- --------  --------  ---------  ---------
Net Admitted
  DTA................ $1,000,337  $      --  $1,000,337  $577,057  $110,241 $687,298  $423,280  $(110,241) $ 313,039
                      ==========  =========  ==========  ========  ======== ========  ========  =========  =========

Used in SSAP No. 10R, Par. 10 d

Total adjusted capital... --  --  11,532,762 --  --  12,023,123 --  --  (490,361)
                                  ----------         ----------         --------
Authorized Control Level. --  --   2,963,797 --  --   2,573,012 --  --   390,785
                                  ----------         ----------         --------

The following table provides the Company's assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to 10(c) and the additional DTA determined under SSAP No. 10R paragraph 10e:

                          DECEMBER 31, 2010              DECEMBER 31, 2009                   CHANGE
                    ------------------------------ ----------------------------- -----------------------------
DESCRIPTION          ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL     TOTAL    ORDINARY  CAPITAL     TOTAL
-----------         ---------- ------- ----------- -------- -------- ----------- -------- ---------  ---------
SSAP No. 10R, Paragraphs 10.a, 10.b, and 10.c

Admitted deferred
  tax assets....... $  400,835   $--   $   400,835 $344,939 $ 99,485 $   444,424 $ 55,896 $ (99,485) $ (43,589)
                    ----------   ---   ----------- -------- -------- ----------- -------- ---------  ---------
Admitted assets....         --    --    31,648,572       --       --  31,788,992       --        --   (140,420)
Adjusted statutory
  surplus..........         --    --    12,141,313       --       --  12,415,486       --        --   (274,173)
Total adjusted
  capital from
  DTA..............         --    --    12,141,313       --       --  12,415,486       --        --   (274,173)

Increased amounts due to SSAP No. 10R, Paragraph 10.e

Admitted deferred
  tax assets.......  1,000,337    --     1,000,337  577,057  110,241     687,298 $423,280 $(110,241) $ 313,039
                    ----------   ---   ----------- -------- -------- ----------- -------- ---------  ---------
Admitted assets....         --    --    32,248,074       --       --  32,031,866       --        --    216,208
Statutory surplus..         --    --    12,740,815       --       --  12,658,360       --        --     82,455

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs to $1,639,404 and net admitted DTAs to $1,000,337. Tax planning strategies increased capital adjusted gross DTAs to $260,456 but had no impact upon net admitted capital DTAs, all of which were non-admitted.

During 2010, 2009 and 2008, the Company's current income tax expense/(benefit) was comprised of the following:

    FOR THE YEARS ENDED DECEMBER 31,             2010      2009      2008
    --------------------------------           -------  ---------  --------
    Federal Income Tax........................ $11,537  $(384,905) $ 67,928
    Foreign Income Tax........................  (9,078)     6,290        --
                                               -------  ---------  --------
       Subtotal...............................   2,459   (378,615)   67,928
    Federal Income Tax on Net Capital Gains...  17,767    930,452   (13,526)
    Other - Including return to provision.....  (6,049)     1,479   (28,151)
                                               -------  ---------  --------
    Federal and Foreign Income Taxes Incurred. $14,177  $ 553,316  $ 26,251
                                               =======  =========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2010 and 2009, along with the changes in deferred income taxes for 2010, is set forth in the table below:

Deferred tax assets:

                                               2010        2009      CHANGE
  ORDINARY                                  ----------  ---------  ---------
     Loss Reserve Discount................. $  359,135  $ 353,686  $   5,449
     Non -Admitted Assets..................    188,669    227,374    (38,705)
     Unearned Premium Reserve..............    209,756    247,259    (37,503)
     Pension Adjustments...................     24,777         --     24,777
     Bad Debt Expense......................     90,090     94,049     (3,959)
     Net Operating Loss....................    462,168         --    462,168
     Foreign Tax Credits...................     14,890      2,109     12,781
     Deferred Tax of Foreign entities......     38,067      7,287     30,780
     Other Temporary difference............     11,051     13,185     (2,134)
                                            ----------  ---------  ---------
                  Subtotal                   1,398,603    944,949    453,654

  Statutory valuation allowance adjustment.    (19,655)        --    (19,655)
  Nonadmitted..............................   (256,859)  (286,532)    29,673
                                            ----------  ---------  ---------
  Admitted ordinary deferred tax assets....  1,122,089    658,417    463,672
                                            ----------  ---------  ---------
  Capital

     Investments Writedown.................    264,773    352,568    (87,795)
     Deferred intercompany loss............     40,792         --     40,792
     Net capital loss carry-forward........    140,007         --    140,007
     Unrealized capital losses.............    125,171      5,519    119,652
     Other Temporary difference............      2,499         --      2,499
                                            ----------  ---------  ---------
                  Subtotal                    573,242     358,087    215,155

  Statutory valuation allowance adjustment.   (312,786)        --   (312,786)
  Nonadmitted..............................         --   (247,846)   247,846
                                            ----------  ---------  ---------
  Admitted capital deferred tax assets.....    260,456    110,241    150,215
                                            ----------  ---------  ---------
  Total admitted deferred tax assets....... $1,382,545  $ 768,658  $ 613,887
                                            ==========  =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


Deferred tax liabilities:

                                                 2010        2009      CHANGE
                                              ----------  ---------  ----------
   Ordinary..................................
       Investments........................... $  (26,341) $ (29,524) $    3,183
       Pension...............................         --     (9,858)      9,858
       Depreciation..........................     (8,532)   (16,695)      8,163
       Partnerships..........................    (23,893)    (6,590)    (17,303)
       Other (including items <5% of
         total ordinary tax liabilities).....    (62,986)   (18,693)    (44,293)
                                              ----------  ---------  ----------
               SUBTOTAL                        (121,752)   (81,360)   (40,392)

   Capital...................................
       Unrealized capital gains..............   (260,456)        --    (260,456)
                                              ----------  ---------  ----------
               SUBTOTAL                        (260,456)      --      (260,456)
                                              ----------  ---------  ----------
   Total deferred tax liabilities............ $ (382,208) $ (81,360) $ (300,848)
                                              ----------  ---------  ----------
Net admitted deferred tax
  assets/(liabilities):...................... $1,000,337  $ 687,298  $  313,039
                                              ==========  =========  ==========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of nonadmitted assets as the Change in Nonadmitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

  DESCRIPTION                                 2010        2009       CHANGE
  -----------                              ----------  ----------  ---------
  Total deferred tax assets............... $1,639,404  $1,303,036  $ 336,368
  Total deferred tax liabilities..........   (382,208)    (81,360)  (300,848)
                                           ----------  ----------  ---------
  Net deferred tax asset..................  1,257,196   1,221,676     35,520
  Remove deferred tax
    assets/(liabilities) - SSAP 3.........    216,082     152,685     63,397
  Remove deferred tax
    assets/(liabilities) - unrealized.....    (82,275)    (19,233)   (63,042)
                                                                   ---------
  Total Change In Deferred Tax............                            35,165
                                                                   =========

                                             CURRENT    DEFERRED     TOTAL
                                           ----------  ----------  ---------
  SSAP 3 Impact:
     SSAP 3 - General Items...............    (63,838)    141,159     77,321
     SSAP 3 - Unrealized Gain/Loss........         --     (77,762)   (77,762)
                                           ----------  ----------  ---------
     Total SSAP 3.........................    (63,838)     63,397       (441)
     SSAP 3 - Non-Admitted Impact.........       (718)     25,200     24,482
                                           ----------  ----------  ---------
  Total SSAP 3 Impact..................... $  (64,556) $   88,597  $  24,041
                                           ==========  ==========  =========

Statutory Valuation Allowance

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2010, the Company recorded gross deferred tax assets before valuation allowance of $1,971,845 and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

established a valuation allowance of $19,655 and $312,786 relating to ordinary and capital deferred tax assets, respectively. This is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2010.

The Company's methodology for determining the realizability of gross deferred tax assets involved estimates of future taxable income from the Company's core insurance business. These estimates were projected through the life of the related deferred tax assets based on assumptions that the Company believes to be reasonable and consistent with current operating results. In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,062,000 and $1,645,000, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 4.5% to 8%.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning actions and the strategies, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These strategies include (i) converting tax-exempt investment income to taxable; (ii) investing available resources into higher yielding assets, and (iii) redirecting some of Chartis' historically profitable foreign insurance business into the U.S. Commercial Pool.

In addition, the tax planning actions reflected in the Company's assessment of realizability included (i) reducing the Company's exposure to its volatile loss reserves on asbestos and excess workers' compensation through the Eaglestone transaction discussed at Note 13, and (ii) converting tax-exempt investment income to taxable investment income through the sale of tax-exempt securities to both third parties and affiliates and the reinvestment of the sale proceeds into taxable securities.

In weighing both the positive and negative evidence above, the Company considered the likelihood of realizability based on a "more likely than not" criteria and the Company has concluded that a valuation allowance of $19,655 and $312,786 relating to ordinary and capital deferred tax assets, respectively, should be established. As such, the Company has concluded that it is more likely than not that the adjusted gross deferred tax assets of $1,639,404 would be realized at December 31, 2010.

Statutory Admissibility

Once the $1,639,404 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists, and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15% of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $1,000,337 of adjusted gross deferred tax assets was admitted as of December 31, 2010.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

                                                             2010                   2009                   2008
                                                    ---------------------  ---------------------  ---------------------
Description                                           AMOUNT    TAX EFFECT   AMOUNT    TAX EFFECT   AMOUNT    TAX EFFECT
-----------                                         ---------   ---------- ----------  ---------- ----------  ----------
Net income before federal income taxes and capital
  gains taxes...................................... $(670,989)$  (234,846) $1,394,300  $ 488,005  $1,395,995  $ 488,598
BOOK TO TAX ADJUSTMENTS:
   Tax Exempt Income...............................  (260,513)    (91,179)   (379,686)  (132,890)   (479,107)  (167,687)
   Intercompany Dividends..........................  (301,132)   (105,396)   (287,872)  (100,755)   (503,426)  (176,199)
   Dividend received deduction.....................    (5,725)     (2,004)         --         --          --         --
   Subpart F Income, Gross-Up & Foreign Tax
     Credits.......................................   (39,680)    (23,366)         --         --          --         --
   Meals And Entertainment.........................     2,109         738         909        318       1,490        522
   Stock Options And Other Compensation............    (5,364)     (1,877)         --         --          --         --
   Non-Deductible Penalties........................        --          --         767        268         803        281
   Change In Non-Admitted Assets...................   198,958      69,635    (227,957)   (79,785)    244,297     85,504
   Change in tax position..........................        --      11,937          --     50,468          --     27,569
   Statutory valuation allowance...................   332,441     332,441          --         --          --         --
   Sale of divested entities.......................        --          --     (27,239)    (9,534)         --         --
   Return to provision.............................        --      48,616          --     17,098          --      5,332
   Capital Gain on Affiliated Subsidiary
     Redistribution (UGC)..........................   (67,503)    (23,626)         --         --          --         --
   Sale of ILFC....................................        --          --     795,000    278,250    (186,625)   (65,320)
   Other...........................................        --      (2,061)         --      3,604          --         --
                                                    ---------   ---------  ----------  ---------  ----------  ---------
       TOTAL BOOK TO TAX ADJUSTMENTS...............  (146,409)    213,858    (126,078)    27,042    (922,568)  (289,998)
                                                    ---------   ---------  ----------  ---------  ----------  ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX                $(817,398)$   (20,988) $1,268,222  $ 515,047  $  473,427  $ 198,600
                                                    =========   =========  ==========  =========  ==========  =========

Federal Income Tax Incurred........................                (3,590)              (377,136)                39,777
Federal Income Tax On RCG..........................                17,767                930,452                (13,526)
Change in deferred tax.............................               (35,165)               (38,269)               172,349
                                                                ---------              ---------              ---------
Total Tax..........................................             $ (20,988)             $ 515,047              $ 198,600
                                                                =========              =========              =========

As of December 31, 2010, the Company had $14,890 foreign tax credits carry forwards expiring through the year 2020, $1,320,480 of net operating loss carry forwards expiring through the year 2030, and $400,020 capital loss carry forwards expiring through the year 2015 that are available to offset against future taxable income. The Company had no unused tax credits available to offset against future taxable income as of December 31, 2010 and 2009.

There is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2010, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the subgroup parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2010.

Under the current tax sharing agreement, the liabilities for uncertain tax positions, excluding interest and penalties, held by Chartis, Inc. relating to the Company are $158,420 and $153,411 at December 31, 2010 and 2009, respectively. Liabilities that arose in 2010 relating to tax return errors and omissions that are now held by the Company are $22,008. Tax liability relating to tax return errors and omissions that pertain to the Company but are held by Chartis, Inc. pursuant to the previous tax sharing agreement are $112,157.

Interest and penalties related to uncertain tax positions are accrued by Chartis, Inc. At December 31, 2010 and 2009, the interest accrued by Chartis, Inc. relating to uncertain tax positions was $24,354 and $17,425, respectively.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2010

                    Major Tax Jurisdictions  Open Tax Years
                    -----------------------  --------------
                        United States.......  2000 - 2009

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
-------------------------------------------------------------

A. Pension Plan
   ------------

   Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   The AIG Retirement Plan (AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

           As of December 31,                    2010        2009
           ------------------                 ----------  ----------
           Fair value of plan assets......... $3,424,553  $3,350,505
           Less projected benefit obligation.  3,574,840   3,366,515
                                              ----------  ----------
           Funded status..................... $ (150,287) $  (16,010)
                                              ----------  ----------

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

 As of December 31,          2010               2009               2008
 ------------------   -----------------  -----------------  -----------------
 Discount rate.......              5.50%              6.00%              6.50%
 Rate of
   compensation
   increase (average)              4.00%              4.00%              4.25%
 Measurement date.... December 31, 2010  December 31, 2009  December 31, 2008
 Medical cost trend
   rate..............        N/A                N/A                N/A

   In 2010 and 2009, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $12,909, $14,701 and $7,149 for 2010, 2009 and
   2008, respectively.

   Effective July 1, 2009 a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $0.300 per month.

   The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. (HSB), 21st Century Insurance Group et al (PAG), A. I. Credit Corp. Life segment (AI Credit Life), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

   The 2010 AIG U.S. Plan information reflects the impact of divestitures of A.
   I. Credit Corp P & C segment (AI Credit P&C), AIG Global Asset Management Holdings Corp. et al (Bridge), American Life Insurance Company et al (ALICO) and American General Finance et al (AGF) during 2010.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives.

B. POSTRETIREMENT BENEFIT PLANS
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

   Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 11, Postemployment Benefits and Compensated Absences, as of December 31, 2010 and 2009 were $202,418 and $206,127, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $584, $112 and $280 for the years ended December 31, 2010, 2009 and 2008, respectively.

   The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

   The 2010 postretirement medical plan information reflects the impact of divestiture of AI Credit P&C, Bridge, ALICO and AGF during 2010.

   As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

   However, the Company is jointly and severally responsible with AIG and other members of AIG's controlled group for funding obligations for the AIG U.S. Plan, and ERISA plans sponsored by other members of AIG's controlled group. If the AIG U.S. Plan does not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation could seek payment of such amounts from the members of the AIG controlled group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of this occurring is remote. Accordingly, the Company has not established any liability for such contingencies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


C. STOCK OPTION AND DEFERRED COMPENSATION PLANS
   --------------------------------------------

   Some of the Pool's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2010, 2009 and 2008, AIG allocated $15,208, $11,044 and $19,161, respectively, of these stock options and certain other deferred compensation programs to the Company.

   In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2010 and 2009, AIG allocated $10,409 and $1,438, respectively, for expenses incurred under this plan to the Company.

   In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $7,686 and $7,783 in 2010 and 2009, respectively.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. CAPITAL AND SURPLUS
   -------------------

   The portion of unassigned surplus as of December 31, 2010 and 2009 represented by each item below is as follows:

                                             2010         2009
                                          ----------  -----------
             Unrealized gains and losses. $5,557,752  $ 5,274,143
             Non-admitted asset values...   (838,329)  (1,326,751)
             Provision for reinsurance...   (101,251)     (93,549)

   In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $332,238 and $28,238, respectively. The use of these assets was approved by the domiciliary regulator.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

       Change in net unrealized gains               2010        2009
       ------------------------------            ----------  ----------
       Unrealized gains, current year........... $5,557,752  $5,274,143
       Unrealized gains, previous year..........  5,274,143   5,805,880
                                                 ----------  ----------
       Change in unrealized gains...............    283,609    (531,737)

       Change in tax on unrealized gains........    (63,042)     20,011
       Adjustments to beginning surplus.........    222,380      84,902
       Derivatives - change in foreign exchange.    (11,263)         --
       Amortization of goodwill.................     (2,926)     (7,741)
                                                 ----------  ----------
       Change in unrealized, net of taxes....... $  428,758  $ (434,565)
                                                 ==========  ==========

      Change in non-admitted asset values           2010         2009
      -----------------------------------       -----------  -----------
      Non-admitted asset values, current year.. $  (838,329) $(1,326,751)
      Non-admitted asset values, previous year.  (1,326,751)  (1,188,887)
                                                -----------  -----------
      Change in non-admitted assets............     488,422     (137,864)

      Change in accounting principles SSAP 10R.    (356,629)    (242,874)
      Adjustments to beginning surplus.........     (39,897)     125,712
      Other surplus adjustments................     (12,398)      53,242
                                                -----------  -----------
      Change in non-admitted assets............ $    79,498  $  (201,784)
                                                ===========  ===========

   The Company recognized a $50,628 increase in surplus due to the mergers with Audubon Insurance, Audubon Indemnity and NULA. The surplus components impacted were as follows:

             Change in SSAP 10R........................... $   199
             Gross paid in and contributed surplus........   7,130
             Unassigned funds (other surplus adjustments).  43,299
                                                           -------
                                                           $50,628
                                                           =======

   The Company transferred its ownership of United Guaranty Corporation (UGC) to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. There was no impact to surplus as the balance distributed was equal to the contribution. The distribution was considered extraordinary. Refer to Note 13 for further details.

B. RISK-BASED CAPITAL REQUIREMENTS
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2010 reporting period.

C. DIVIDEND RESTRICTIONS
   ---------------------

   Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus, inclusive of unrealized gains and losses, as of December 31, 2010, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2010, the maximum dividend payments, which may be made without prior approval during 2011, is approximately $1,214,079.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to Pennsylvania Insurance Department of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2010, the Company paid $889,961 in ordinary dividends to Chartis U.S. Inc. During 2009, the Company paid $537,000 in dividends to Chartis U.S. Inc. Refer to Note 5E for additional information.

   The Company transferred its ownership of UGC to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. The distribution of UGC was considered extraordinary. Refer to Note 13 for further details.

NOTE 11 - CONTINGENCIES
-----------------------

A. LEGAL PROCEEDINGS
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

   After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

   As of April 22, 2011, the parties have not completed class action discovery, general discovery has not commenced, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

   Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey action.

   On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG Parties' financial position.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


   On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. Though the AIG entities have not yet been served with the complaint, the Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort. The AIG entities have demanded a copy of the complaint.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------

   general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

   On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On
   October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

   On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
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   On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

   On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If approved by the Court (and such approval becomes final), the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. The $450,000 settlement amount along with the $146,500 in fines, penalties, and premium taxes discussed in the NAIC examination of workers' compensation premium reporting matter below may be funded in part from the $338,000 held in the Workers Compensation Fund. In the event that the proposed class action settlement is not approved, or that certain class members opt out of the settlement and continue to pursue their claims against the AIG parties, litigation would resume. The AIG parties have established a reserve equal to the amounts payable under the settlement.

   On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance
   Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

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                       DECEMBER 31, 2010, 2009 AND 2008

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   for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. Merits discovery on the plaintiffs' pending claims is proceeding. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement is contingent upon and will not become effective until, among other events: (i) a final, court-approved settlement is reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement is reached and consummated between AIG and

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                       DECEMBER 31, 2010, 2009 AND 2008

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   certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

   The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee

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                       DECEMBER 31, 2010, 2009 AND 2008

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   Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

   The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

   On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

   On March 18, 2011, AIG and its subsidiaries named as defendants, and certain other insurer and broker defendants, agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. If the settlement is finalized and approved by the Court, and there is a minimum level of participation in the settlement fund by eligible class members, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. As of April 22, 2011, the AIG defendants had accrued a liability for their portion of the settlement.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

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                       DECEMBER 31, 2010, 2009 AND 2008

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   A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.500 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

   AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

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                       DECEMBER 31, 2010, 2009 AND 2008

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   class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES
   ------

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. The total lease expense was $103,403, $93,579 and $91,142 in 2010, 2009 and 2008, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Commercial Pool based upon their stated pool percentage.

   At January 1, 2011, the minimum aggregate annual rental commitments are as follows:

                     2011......................... $102,967
                     2012.........................  103,211
                     2013.........................   91,345
                     2014.........................   87,418
                     2015.........................   82,980
                     Thereafter...................  298,370
                                                   --------
                     TOTAL MINIMUM LEASE PAYMENTS  $766,291
                                                   ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life

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                       DECEMBER 31, 2010, 2009 AND 2008

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   insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2010, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,697,134 as of December 31, 2010. Also, as of December 31, 2010, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                Licensed in
     Name of life insurer                     Location Balances  New York
     --------------------                     -------- -------- -----------
     American General Life Insurance Company. Texas    $ 79,345     Yes
     The United States Life Insurance
       Company in the City of New York....... New York  931,528     Yes
     American General Life Insurance Company
       of Delaware........................... Delaware  335,660     No
     BMO Life Assurance Company.............. Canada    283,956     No
                                              -------- --------     ---

   As part of its private equity portfolio investment, as of December 31, 2010 the Company may be called upon for an additional capital investment of up to $330,015. The Company expects only a small portion of this portfolio will be called during 2011.

   The Company has committed to provide (Pounds)7.3 million in capital to a Lloyd's Syndicate. The Company has not accrued a liability for potential loss at December 31, 2010.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 12 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2010, 2009 and 2008, policyholder dividends amounted to $0, $0 and $360, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2010 and 2009, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

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        OTHER ADMITTED ASSETS                         2010       2009
        ---------------------                      ---------  ---------
        Allowance provision....................... $(259,391) $(268,712)
        Guaranty funds receivable and on deposit..    12,876     16,017
        Loss funds on deposit.....................    72,265     64,845
        Note receivable - reinsurance commutation.    39,065     39,065
        Paid loss clearing........................   335,996    318,182
        Retroactive reinsurance recoverable.......     1,345      5,874
        Other assets..............................   133,377    111,154
                                                   ---------  ---------
           TOTAL OTHER ADMITTED ASSETS             $ 335,533  $ 286,425
                                                   =========  =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2010 and 2009, the Company's liability for insolvency assessments amounted to $42,674 and $40,398, respectively, with related assets for premium tax credits of $12,860 and $16,017, respectively. Of the amount accrued, the Company expects to pay approximately $29,814 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $8,126 of premium tax offset credits and the associated liability in years two through five. The remaining $4,734 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2010 and 2009, the Company had established an allowance for doubtful accounts of $259,391 and $268,712, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2010, 2009 and 2008, the Company recorded $21,847, $(37,084) and
$(50,530), respectively, for allowance for doubtful accounts to Net Gain/(Loss) from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2010 and 2009, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

          OTHER LIABILITIES                          2010      2009
          -----------------                        --------  --------
          Accrued retrospective premiums.......... $ 68,242  $ 74,830
          Amounts withheld or retained by company
            for account of others.................   10,585     5,951
          Deferred commission earnings............    4,599     6,488
          Salvage and subrogation recoverable.....    1,876     1,034
          Remittances and items not allocated.....   30,006    44,299
          Retroactive reinsurance payable.........    1,328     1,830
          Retroactive reinsurance reserves -
            assumed...............................    4,405     7,357
          Retroactive reinsurance reserves - ceded   (2,192)   (2,140)
          Servicing carrier liability.............    5,908     3,891
          Other liabilities, includes suspense
            accounts, expense account balances
            and certain accruals..................  134,409   142,034
                                                   --------  --------
             TOTAL OTHER LIABILITIES               $259,166  $285,574
                                                   ========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

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                       DECEMBER 31, 2010, 2009 AND 2008

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NOTE 13 - SUBSEQUENT EVENTS
---------------------------

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 30, 2011.

On February 24, 2011, the PA SAP approved National Union's request to report a $750,000 capital contribution from its parent, Chartis U.S., Inc. as a Type I subsequent event in its 2010 Annual Statement, pursuant to SSAP No. 72. The $750,000 was received on February 25, 2011.

As a result of a transaction which closed on February 24, 2011 but was effective December 31, 2010, National Union, New Hampshire, and ISOP's ownership of United Guaranty Corporation, (UGC) has been transferred to AIG through the transfer to AIG of all of the outstanding shares of UGC from National Union, New Hampshire, and ISOP after a contribution of cash by AIG to the Chartis insurance subsidiaries in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. On February, 25, 2011, National Union, New Hampshire, and ISOP received $842,206, 644,970, and $348,700; respectively, from this transaction. With the concurrence of National Union, New Hampshire, and ISOP's domiciliary regulator, this transaction has been included in the financial statements as a Type I subsequent event pursuant to SSAP 9 and SSAP 72.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 30, 2011.

On February 25, 2011, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital (TAC) falls below 425% of the Company's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by the Company at the end of the first and third fiscal quarters, subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Company so that the Company's TAC is projected to be equal to 425% of its ACL RBC as of the second and fourth fiscal quarters . The current CMA supersedes and replaces a CMA that related to the Company's December 31, 2009 surplus position.

On March 11, 2011 a major earthquake occurred near the northeast coast of Honshu, Japan, triggering a tsunami in the Pacific Ocean. In the first quarter of 2011, the Chartis insurers recorded a catastrophe loss of $1,300,000 related to this event, which has been named the Tohoku Earthquake and Tsunami. The loss recorded in connection with this event is a preliminary estimate based on Chartis' current assessment of the coverage provided under its direct policies and the provisions of its reinsurance coverage. The Company's participation in this loss was estimated to be less than $100,000.

On March 28, 2011 the Company purchased investments in structured securities from AIG for $351,143, the fair value of the assets as of the acquisition date, in an arms' length transaction. The investments purchased were asset-backed securities, primarily residential mortgage-backed securities and collateralized debt obligations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

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Asbestos Loss Portfolio Transfer
--------------------------------

On March 31, 2011, certain Chartis U.S. and non-U.S. insurers (Chartis Reinsureds), including the Commercial Pool participants, entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone Reinsurance Company (Eaglestone). Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transfer all of their net U.S. asbestos liabilities to Eaglestone, a newly reorganized non-pool affiliate and wholly owned subsidiary of Chartis U.S, Inc. The Chartis Reinsureds will make a payment of $2,679,000 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone will provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The Commercial Pool participants' shares of the net ceded reserves (and payment) to Eaglestone are presented below. The Asbestos Reinsurance LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Asbestos Reinsurance LPT as prospective reinsurance and to record the Asbestos Reinsurance LPT in their respective first quarter 2011 financial statements.

On April 19, 2011, the Chartis Reinsureds, Eaglestone and National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway, Inc., entered into a Master Transaction Agreement pursuant to which, at closing, Eaglestone and NICO will enter into a loss portfolio transfer retrocession agreement (Asbestos Retrocession LPT), with an inception date of January 1, 2011. Pursuant to the Asbestos Retrocession LPT, Eaglestone will transfer $1,870,000 of the net U.S. asbestos liabilities it assumed from the Chartis Reinsureds to NICO. Eaglestone will make a payment of $1,650,000 to NICO and NICO will provide coverage up to an aggregate limit of $3,500,000 and also assume responsibility for claims handling and collection of (and collectability risk on) the Chartis Reinsureds' third-party reinsurance related to the asbestos exposures it is assuming from Eaglestone. The closing of the transaction contemplated by the Master Transaction Agreement is subject to the receipt of required regulatory approvals and other closing conditions, and is expected to occur in the second quarter of 2011.

Excess Workers' Compensation Loss Portfolio Transfer
----------------------------------------------------

On March 31, 2011, the Commercial Pool participants entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,000 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. The Commercial Pool participants will establish an initial funds withheld liability in the aggregate of $2,720,000 to Eaglestone and Eaglestone will provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. The Commercial Pool participants will credit interest of
4.25 percent per annum on the funds withheld balance. The Commercial Pool participants' shares of the net ceded reserves (and initial funds withheld liability) to Eaglestone are presented below. The Excess Workers' Compensation LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Excess Workers' Compensation Reinsurance LPT as prospective reinsurance and to record the Excess Workers' Compensation Reinsurance LPT in their respective first quarter 2011 financial statements.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2010, 2009 AND 2008

                                (000'S OMITTED)
--------------------------------------------------------------------------------


                             ASBESTOS LOSS EXCESS WORKERS'
          COMPANY              TRANSFER     COMPENSATION     TOTAL
          -------            ------------- --------------- ----------
          National Union....  $  814,000     $1,034,000    $1,848,000
          American Home.....     772,000        979,000     1,751,000
          C&I...............     236,000        299,000       535,000
          Chartis PC........     107,000        136,000       243,000
          New Hampshire.....     107,000        136,000       243,000
          ISOP..............     107,000        136,000       243,000
          Chartis Casualty..          --             --            --
          Granite State.....          --             --            --
          Illinois National.          --             --            --
                              ----------     ----------    ----------
                              $2,143,000     $2,720,000    $4,863,000
                              ==========     ==========    ==========

Funding of Eaglestone Capitalization
------------------------------------

On March 31, 2011, the Company, American Home and New Hampshire (Funding Participants) approved the funding of $1,700,000 as part of a plan to capitalize Eaglestone. The Funding Participants will treat the distribution to their immediate parent (Chartis U.S., Inc.) as a return of capital. The Company and New Hampshire have received regulatory approvals for the return of capital, but have not yet paid their distributions of $510,000 and $170,000, respectively. American Home has not yet received regulatory approval and has not yet paid its planned distribution of $1,020,000. The Funding Participants expect to settle the distributions in the second quarter of 2011.

On March 30, 2011, the Company contributed approximately $575,720 to Chartis Japan Capital Company, LLC (a newly-formed subsidiary of the Company), to purchase up to all of the issued and outstanding shares of Fuji Fire & Marine Insurance Company, Limited, a Japanese company not owned by companies affiliated with AIG, pursuant to a tender offer.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                         INDEX TO FINANCIAL STATEMENTS

                                                                        Page
                                                                       Numbers
                                                                       -------
Report of Independent Registered Public Accounting Firm...............    1

Balance Sheets - December 31, 2009 and 2008........................... 2 to 3

Statements of Income (Loss) - Years Ended December 31, 2009, 2008 and
  2007................................................................    4

Statements of Comprehensive Income (Loss) - Years Ended December 31,
  2009, 2008 and 2007.................................................    5

Statements of Shareholder's Equity - Years Ended December 31, 2009,
  2008 and 2007.......................................................    6

Statements of Cash Flows - Years Ended December 31, 2009, 2008 and
  2007................................................................ 7 to 8

Notes to Financial Statements......................................... 9 to 49

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American International Life Assurance Company of New York

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 30, 2010

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                BALANCE SHEETS

                                                                                                       December 31,
                                                                                                   ---------------------
                                                                                                      2009       2008
                                                                                                   ---------- ----------
                                                                                                      (In Thousands)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value (cost: 2009 - $5,386,397; 2008 -
     $5,095,198).................................................................................. $5,441,420 $4,840,509
   Fixed maturity securities, trading, at fair value..............................................     26,257     27,136
   Equity securities, available for sale, at fair value (cost: 2009 - $7,350; 2008 - $7,922)......      9,176      4,427
   Mortgage and other loans receivable, (net of allowance: 2009 - $1,721; 2008 - $0)..............    434,514    465,291
   Policy loans...................................................................................      9,569     10,750
   Investment real estate.........................................................................     23,122     23,653
   Partnerships and other invested assets.........................................................    115,802    124,851
   Short-term investments.........................................................................    186,995    105,016
                                                                                                   ---------- ----------

Total investments.................................................................................  6,246,855  5,601,633
Cash and cash equivalents.........................................................................      4,534      6,346
Accrued investment income.........................................................................     84,217     84,778
Amounts due from related parties..................................................................      2,665      9,729
Reinsurance receivables...........................................................................     36,660     41,984
Deferred policy acquisition costs.................................................................     43,995     47,207
Income taxes receivable from parent...............................................................     10,239    143,726
Other assets......................................................................................     23,216     11,283
Variable account assets, at fair value............................................................     84,317     78,606
                                                                                                   ---------- ----------
TOTAL ASSETS...................................................................................... $6,536,698 $6,025,292
                                                                                                   ========== ==========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          BALANCE SHEETS (Continued)

                                                                                        December 31,
                                                                                   --------------------------------
                                                                                      2009             2008
                                                                                     ----------       ----------
                                                                                   (In Thousands, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Future policy benefits......................................................... $3,459,948       $3,446,406
   Policyholder contract deposits.................................................  2,004,632        2,240,587
   Policy claims and benefits payable.............................................     22,941           21,878
   Other policyholders' funds.....................................................     31,767           25,457
   Reserve for unearned premiums..................................................      7,838            7,140
   Amounts due to related parties.................................................     12,222           23,755
   Derivative liabilities.........................................................      7,898            5,843
   Other liabilities..............................................................     37,844           34,713
   Variable account liabilities...................................................     84,317           78,606
                                                                                     ----------       ----------
TOTAL LIABILITIES.................................................................  5,669,407        5,884,385
                                                                                     ----------       ----------

Commitments and contigent liabilities (see Note 11)
SHAREHOLDER'S EQUITY:
   Common stock, $200 par value, 16,125 shares authorized, issued and outstanding.      3,225            3,225
   Additional paid-in capital.....................................................  1,196,160          996,012
   Accumulated deficit............................................................   (377,553)        (691,654)
   Accumulated other comprehensive income (loss)..................................     45,459         (166,676)
                                                                                     ----------       ----------
TOTAL SHAREHOLDER'S EQUITY........................................................    867,291          140,907
                                                                                     ----------       ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY........................................ $6,536,698       $6,025,292
                                                                                     ==========       ==========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          STATEMENTS OF INCOME (LOSS)

                                                                                                     Years ended December 31,
                                                                                                 -------------------------------
                                                                                                   2009        2008       2007
                                                                                                 --------  -----------  --------
                                                                                                          (In Thousands)
REVENUES:
   Premiums and other considerations............................................................ $147,188  $   371,889  $374,489
   Net investment income........................................................................  410,166      437,618   513,024
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities..................  (74,302)    (461,104)  (31,663)
       Portion of other-than-temporary impairments on available for sale fixed maturity
         securities recognized in accumulated other comprehensive income (loss).................    1,726           --        --
                                                                                                 --------  -----------  --------
       Net other-than-temporary impairments on available for sale securities recognized in
         net losses.............................................................................  (72,576)    (461,104)  (31,663)
       Other realized investment losses.........................................................   (1,425)    (850,549)  (47,212)
                                                                                                 --------  -----------  --------
          Total net realized investment losses..................................................  (74,001)  (1,311,653)  (78,875)
   Insurance charges and other revenue..........................................................    8,622       11,015    11,768
                                                                                                 --------  -----------  --------
TOTAL REVENUES..................................................................................  491,975     (491,131)  820,406
                                                                                                 --------  -----------  --------

BENEFITS AND EXPENSES:
   Policyholder benefits........................................................................  345,848      570,722   534,418
   Interest credited on policyholder contract deposits..........................................   83,358       99,367   126,439
   Amortization of deferred policy acquisition costs............................................    3,355       14,772    39,553
   Other operating expenses.....................................................................   27,194       28,921    35,246
                                                                                                 --------  -----------  --------
TOTAL BENEFITS AND EXPENSES.....................................................................  459,755      713,782   735,656
                                                                                                 --------  -----------  --------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)...............................................   32,220   (1,204,913)   84,750

INCOME TAX EXPENSE (BENEFIT):
   Current......................................................................................   (1,696)    (269,969)   19,380
   Deferred.....................................................................................   15,076      285,727     5,071
                                                                                                 --------  -----------  --------
TOTAL INCOME TAX EXPENSE........................................................................   13,380       15,758    24,451
                                                                                                 --------  -----------  --------

NET INCOME (LOSS)............................................................................... $ 18,840  $(1,220,671) $ 60,299
                                                                                                 ========  ===========  ========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                 Years ended December 31,
                                                                            ---------------------------------
                                                                               2009        2008        2007
                                                                            ---------  -----------  ---------
                                                                                      (In Thousands)
NET INCOME (LOSS).......................................................... $  18,840  $(1,220,671) $  60,299
OTHER COMPREHENSIVE INCOME (LOSS):

   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments..........................................    28,983           --         --
   Deferred income tax expense on above changes............................    (4,284)          --         --

   Net unrealized gains (losses) on all other invested assets arising
     during the current period - net of reclassification adjustments.......   613,184     (253,767)  (267,149)
   Deferred income tax (expense) benefit on above changes..................  (214,615)      88,818     93,963

   Adjustment to deferred policy acquisition costs.........................        --           --     31,702
   Deferred income tax expense on above changes............................        --           --    (11,147)
                                                                            ---------  -----------  ---------
   OTHER COMPREHENSIVE INCOME (LOSS).......................................   423,268     (164,949)  (152,631)
                                                                            ---------  -----------  ---------

COMPREHENSIVE INCOME (LOSS)................................................ $ 442,108  $(1,385,620) $ (92,332)
                                                                            =========  ===========  =========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                  2009         2008        2007
                                                               ----------  -----------  ---------
                                                                         (In Thousands)
COMMON STOCK:
   Balance at beginning and end of year....................... $    3,225  $     3,225  $   3,225

ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year...............................    996,012      244,198    238,025
       Capital contributions from Parent (see Note 12)........    200,148      751,814      6,173
                                                               ----------  -----------  ---------
   Balance at end of year.....................................  1,196,160      996,012    244,198
                                                               ----------  -----------  ---------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year...............................   (691,654)     579,017    618,718
       Cumulative effect of accounting change, net of tax.....    295,261           --         --
       Net income (loss)......................................     18,840   (1,220,671)    60,299
       Dividends..............................................         --      (50,000)  (100,000)
                                                               ----------  -----------  ---------
   Balance at end of year.....................................   (377,553)    (691,654)   579,017
                                                               ----------  -----------  ---------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year...............................   (166,676)      (1,727)   150,904
       Cumulative effect of accounting change, net of tax.....   (211,133)          --         --
       Other comprehensive income (loss)......................    423,268     (164,949)  (152,631)
                                                               ----------  -----------  ---------
   Balance at end of year.....................................     45,459     (166,676)    (1,727)
                                                               ----------  -----------  ---------

TOTAL SHAREHOLDER'S EQUITY.................................... $  867,291  $   140,907  $ 824,713
                                                               ==========  ===========  =========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CASH FLOWS

                                                                                               Years ended December 31,
                                                                                          ---------------------------------
                                                                                             2009        2008        2007
                                                                                          ---------  -----------  ---------
                                                                                                    (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)........................................................................ $  18,840  $(1,220,671) $  60,299
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits......................................    83,358       99,367    126,439
Fees charged for policyholder contract deposits..........................................    (5,401)      (4,943)    (4,943)
Amortization of deferred policy acquisition costs........................................     3,355       14,772     41,987
Net realized investment losses...........................................................    74,001    1,311,653     78,875
Equity in income of partnerships and other invested assets...............................    (8,249)      13,269    (28,508)
Depreciation and amortization............................................................     1,347        1,796        670
Amortization (accretion) of net premium/discount on investments..........................   (30,954)     (13,484)   (16,015)
Provision for deferred income taxes......................................................  (134,771)      88,818     93,963
CHANGE IN:
   Trading Securities, at fair value.....................................................       879        7,464         --
   Accrued investment income.............................................................       561        7,192     12,316
   Amounts due to/from related parties...................................................    (4,469)      (5,666)    41,385
   Reinsurance receivables...............................................................     5,324      (17,602)     4,456
   Deferral of deferred policy acquisition costs.........................................      (143)        (244)      (264)
   Income taxes currently receivable/payable.............................................   133,487     (106,821)   (60,104)
   Other assets..........................................................................   (11,917)       7,046      8,541
   Future policy benefits................................................................    14,239      283,290    308,511
   Other policyholders' funds............................................................     6,310        9,780    (21,738)
   Other liabilities.....................................................................     5,007      (11,654)       200
Other, net...............................................................................       145       (1,878)        --
                                                                                          ---------  -----------  ---------
       NET CASH PROVIDED BY OPERATING ACTIVITIES......................................... $ 150,949  $   461,484  $ 646,070
                                                                                          ---------  -----------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities............................................................. $(553,962) $  (236,882) $(699,699)
   Equity securities.....................................................................    (5,838)        (374)    (8,000)
   Mortgage and other loans..............................................................    (1,202)     (31,889)   (66,864)
   Other investments, excluding short-term investments...................................   (37,992)     (93,501)   (46,827)
Sales of:
   Fixed maturity securities.............................................................   252,384      615,785    969,015
   Equity securities.....................................................................     7,494        1,034      1,579
   Other investments, excluding short-term investments...................................    53,911       11,722     54,230
Redemptions and maturities of:
   Fixed maturity securities.............................................................   293,541      199,887    493,867
   Mortgage and other loans..............................................................    32,345       50,628     51,482
   Other investments, excluding short-term investments...................................     3,261        2,587      3,332
Change in short-term investments.........................................................   (81,979)     (14,549)   (72,682)
Change in securities lending invested collateral.........................................        --    1,725,634   (703,235)
Other - net..............................................................................        --           --        (87)
                                                                                          ---------  -----------  ---------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES............................... $ (38,037) $ 2,230,082  $ (23,889)
                                                                                          ---------  -----------  ---------

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                     STATEMENTS OF CASH FLOWS (Continued)

                                                              Years ended December 31,
                                                        -----------------------------------
                                                           2009        2008         2007
                                                        ---------  -----------  -----------
                                                                   (In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits.......................... $  25,200  $    60,163  $    74,899
Policyholder account withdrawals.......................  (341,624)    (770,282)  (1,235,197)
Net exchanges to/(from) variable accounts..............      (244)       2,419          282
Claims and annuity payments............................     3,820          827        1,253
Change in securities lending payable...................        --   (2,541,319)     650,557
Cash overdrafts........................................    (1,876)      (4,121)      (9,726)
Cash capital contribution from Parent..................   200,000      606,671        6,173
Dividend paid to shareholder...........................        --      (50,000)    (100,000)
                                                        ---------  -----------  -----------
   NET CASH USED IN FINANCING ACTIVITIES............... $(114,724) $(2,695,642) $  (611,759)
                                                        ---------  -----------  -----------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS....... $  (1,812) $    (4,076) $    10,422
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD.......     6,346       10,422           --
                                                        ---------  -----------  -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD............. $   4,534  $     6,346  $    10,422
                                                        =========  ===========  ===========

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid (received)........................... $  13,398  $    35,669  $   (10,418)
Interest received...................................... $    (367) $        --  $        --

Non-cash activity:
Capital contribution in the form of securities......... $      --  $   145,143  $        --
Capital contribution for equity compensation........... $     148  $        --  $        --

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American International Life Assurance Company of New York (the "Company"), is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in New York, has been doing business since 1962 as a provider of individual and group life insurance, fixed annuities, immediate annuities, variable products, terminal funding annuities, and structured settlement contracts. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

Prior to December 18, 2007, 78 percent of the outstanding stock of the Company was held by AIG. The remaining 22 percent of the Company's outstanding common stock was held by another AIG subsidiary, American Home Assurance ("AHAC"), which is domiciled in New York. Effective December 18, 2007, the shares of the Company owned by AHAC were sold to AIG and on December 31, 2007, 100 percent of the shares owned by AIG were contributed by AIG to AIG Life Holdings and upon receipt of these shares, AIG Life Holdings contributed the same to the Parent, which is domiciled in Missouri. As a result of these transactions, 100 percent of the Company's outstanding common stock is owned by the Parent as of December 31, 2007.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 14 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in variable accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

The Company recorded the net effect of certain out of period adjustments which decreased pretax income for 2009 by $4.2 million. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2009, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2009 out of period adjustments is as follows (in millions):

                                                   Total  2008  2007  Pre-2007
                                                   -----  ---- -----  --------
Increase (decrease) to pretax income.............. $(4.2) $2.8 $(1.5)  $(5.5)

Management believes these errors are immaterial to the financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life, variable products and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes, are recorded as a separate component of accumulated other comprehensive income
(loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 6 and 7. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities
-------------------------

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO"), Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities
-----------------

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to the other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

Mortgage Loans Held for Investment
----------------------------------

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Valuation Allowance
-------------------

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss:
(i) individual loans that are specifically reserved ("specific loan loss allowance") and (ii) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance").

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as vintage, maturity date, debt service coverage ratio ("DSCR"), loan to value ("LTV") and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the statements of income (loss).

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the statements of income (loss). See Note 5 for related disclosures.

CASH AND CASH EQUIVALENTS

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the variable account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


VARIABLE ACCOUNT ASSETS AND LIABILITIES

Variable account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these variable accounts equals the value of the variable account assets. Variable account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to variable accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income (loss).

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits include liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Also included in future policy benefits is the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the statements of income (loss).

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily reserves for experience rated group products and liabilities for premiums received in advance.

Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the statements of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in insurance charges and other revenue when earned.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


    .  Changes in fair value of derivatives.

    .  Exchange gains and losses resulting from foreign currency transactions.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statements of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2009 or 2008.

ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2007:

Deferred Acquisition Costs

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The standard defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Uncertainty in Income Taxes

In July 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the interpretation on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's financial condition or results of operations.

Fair Value Option

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's financial condition and results of operations were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition and results of operations were not material.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for, and
(iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Subsequent Events

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $84.1 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $295.3 million and a increase to accumulated other comprehensive loss of $211.1 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $324.8 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                          (Increase)
                                                                          Decrease to
                                                             (Increase)   Accumulated  Net Increase in
                                                             Decrease to     Other      the Company's
                                                             Accumulated Comprehensive  Shareholder's
                                                               Deficit       Loss          Equity
                                                             ----------- ------------- ---------------
                                                                          (In Thousands)
Net effect of the increase in amortized cost of available
  for sale fixed maturity securities........................  $324,820     $(324,820)      $    --
Net effect on deferred income tax assets....................   (29,559)      113,687        84,128
                                                              --------     ---------       -------
Net increase in the Company's shareholder's equity..........  $295,261     $(211,133)      $84,128
                                                              ========     =========       =======

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's financial condition, results of operations or cash flows.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Variable Interest Entities ("VIE")

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or
(ii) the right to receive benefits from the entity. The new standard also requires

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company has assessed and has determined that the standard did not have a material effect on its financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Amounts related to the Company's financial instruments are as follows:

                                                           2009                  2008
                                                   --------------------- ---------------------
                                                    Carrying    Fair      Carrying    Fair
                                                     Amount     Value      Amount     Value
                                                   ---------- ---------- ---------- ----------
                                                                 (In Thousands)
ASSETS
Fixed maturity securities, available for sale..... $5,441,420 $5,441,420 $4,840,509 $4,840,509
Fixed maturity securities, trading................     26,257     26,257     27,136     27,136
Equity securities, available for sale.............      9,176      9,176      4,427      4,427
Mortgage and other loans receivable...............    434,514    410,058    465,291    469,892
Policy loans......................................      9,569      9,569     10,750     10,750
Partnerships and other invested assets............    115,802    115,802    124,851    124,851
Short-term investments............................    186,995    186,995    105,016    105,016
Accrued investment income.........................     84,217     84,217     84,778     84,778
Variable account assets...........................     84,317     84,317     78,606     78,606

LIABILITIES
Policyholder contract deposits....................  1,863,178  1,965,565  2,083,812  2,201,978
Derivative liabilities............................      7,898      7,898      5,843      5,843

Fixed Maturity Securities, Equity Securities and Trading Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity securities, trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction price of $34.6 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values of the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the interest in ML II. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Mortgage and Other Loans Receivable

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Accrued Investment Income

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Variable Account Assets

Variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Policyholder Contract Deposits

Fair value for policyholder contract deposits associated with investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

Recurring Fair Value Measurements

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

   dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2009                                       Level 1  Level 2   Level 3  Total Fair Value
--------------------                                       ------- ---------- -------- ----------------
                                                                          (In Thousands)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations............................ $    -- $   56,735 $     --    $   56,735
   Foreign government.....................................      --     43,396       --        43,396
   States, territories & political subdivisions...........      --     35,469   17,589        53,058
   Corporate securities...................................      --  4,366,662  175,096     4,541,758
   Mortgage-backed, asset-backed and collateralized:......
       Residential mortgage-backed securities.............      --    240,818  156,428       397,246
       Commercial mortgage-backed securities..............      --    168,021  117,637       285,658
       Collateralized debt obligation / Asset backed
         securities.......................................      --     25,507   38,062        63,569
                                                           ------- ---------- --------    ----------
Total fixed maturity securities, available for sale.......      --  4,936,608  504,812     5,441,420
                                                           ------- ---------- --------    ----------
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed and collateralized:......
       Collateralized debt obligation / Asset backed
         securities.......................................      --         --   26,257        26,257
                                                           ------- ---------- --------    ----------
Total fixed maturity securities, trading..................      --         --   26,257        26,257
                                                           ------- ---------- --------    ----------
Equity securities, available for sale:
   Common stocks..........................................   8,417         --      603         9,020
   Preferred stocks.......................................      --        156       --           156
                                                           ------- ---------- --------    ----------
Total equity securities, available for sale...............   8,417        156      603         9,176
                                                           ------- ---------- --------    ----------
Partnerships and other invested assets....................      --      4,118   16,838        20,956
Short-term investments....................................      --    117,457       --       117,457
Variable account assets...................................  84,317         --       --        84,317
                                                           ------- ---------- --------    ----------
   Total.................................................. $92,734 $5,058,339 $548,510    $5,699,583
                                                           ------- ---------- --------    ----------
LIABILITIES:
Derivative liabilities.................................... $    -- $    7,898 $     --    $    7,898

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                           Total Fair
At December 31, 2008                           Level 1  Level 2   Level 3    Value
--------------------                           ------- ---------- -------- ----------
                                                           (In Thousands)
ASSETS:
Fixed maturity securities, available for sale. $    -- $4,270,473 $570,036 $4,840,509
Fixed maturity securities, trading............      --         --   27,136     27,136
Equity securities, available for sale.........   3,815        151      461      4,427
Partnerships and other invested assets........      --      8,750   12,697     21,447
Variable account assets.......................  78,606         --       --     78,606
                                               ------- ---------- -------- ----------
   Total...................................... $82,421 $4,279,374 $610,330 $4,972,125
                                               ------- ---------- -------- ----------
LIABILITIES:
Derivative liabilities........................ $    -- $    5,843 $     -- $    5,843

At December 31, 2009 and 2008, Level 3 assets were 8.4 percent and 10.1 percent of total assets, respectively. There were no Level 3 liabilities in either period.

The following tables present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2009 and 2008:

                                                    Net Realized
                                                        and                                                          Changes in
                                                     Unrealized   Accumulated  Purchases,                            Unrealized
                                                       Gains         Other       Sales,                            Gains (Losses)
                                        Balance at    (Losses)   Comprehensive  Issuances               Balance at on Instruments
Twelve Months Ended December 31,       Beginning of included in     Income         and     Transfers In   End of   Held at End of
2009                                      Period     Income (a)     (Loss)     Settlements    (Out)       Period       Period
--------------------------------       ------------ ------------ ------------- ----------- ------------ ---------- --------------
                                                                             (In Thousands)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political subdivisions...........   $     --     $     --      $   167     $ 33,195     $(15,773)   $ 17,589     $    --
   Corporate securities...............    279,249         (521)      59,657      (76,132)     (87,157)    175,096          --
   Mortgage-backed, asset-backed
     and collateralized:..............
       Residential
         mortgage-backed
         securities...................    188,273       (4,611)       4,658      (32,134)         242     156,428          --
       Commercial mortgage-backed
         securities...................     78,231       (8,287)      15,361       (6,360)      38,692     117,637          --
       Collateralized debt
         obligation / Asset
         backed securities............     24,283       (4,991)       9,125        5,409        4,236      38,062          --
                                         --------     --------      -------     --------     --------    --------     -------
Total fixed maturity securities,
  available for sale..................    570,036      (18,410)      88,968      (76,022)     (59,760)    504,812          --
                                         --------     --------      -------     --------     --------    --------     -------
Fixed maturity securities,
  trading:
   Mortgage-backed, asset-backed
     and collateralized:..............
       Collateralized debt
         obligation / Asset
         backed securities............     27,136       (2,142)          --        1,263           --      26,257      (2,142)
                                         --------     --------      -------     --------     --------    --------     -------
Total fixed maturity securities,
  trading.............................     27,136       (2,142)          --        1,263           --      26,257      (2,142)
                                         --------     --------      -------     --------     --------    --------     -------
Equity securities, available for
  sale:
   Common stocks......................        461           (5)          64           83           --         603          --
                                         --------     --------      -------     --------     --------    --------     -------
Total equity securities,
  available for sale..................        461           (5)          64           83           --         603          --
                                         --------     --------      -------     --------     --------    --------     -------
Partnerships and other invested
  assets..............................     12,697       (2,448)       2,314        4,275           --      16,838          --
                                         --------     --------      -------     --------     --------    --------     -------
   Total..............................   $610,330     $(23,005)     $91,346     $(70,401)    $(59,760)   $548,510     $(2,142)
                                         --------     --------      -------     --------     --------    --------     -------

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                                   Changes in
                                        Net Realized   Accumulated                                                 Unrealized
                                       and Unrealized     Other                                                  Gains (Losses)
                           Balance at  Gains (Losses) Comprehensive    Purchases,                                on Instruments
Twelve Months Ended       Beginning of  included in      Income     Sales, Issuances Transfers In Balance at End Held at End of
December 31, 2008            Period      Income (a)      (Loss)     and Settlements     (Out)       of Period        Period
-------------------       ------------ -------------- ------------- ---------------- ------------ -------------- --------------
                                                                     (In Thousands)
ASSETS:
Fixed maturity
  securities, available
  for sale...............   $462,953     $ (62,638)     $(18,186)      $ (30,721)      $218,628      $570,036       $    --
Fixed maturity
  securities, trading....         --        (7,464)           --          34,600             --        27,136        (7,464)
Equity securities,
  available for sale.....        413            --           (72)            120             --           461            --
Partnerships and other
  invested assets........      6,447          (406)         (564)          7,220             --        12,697            --
Securities lending
  invested collateral....    367,303      (223,074)       59,693        (425,752)       221,830            --            --
                            --------     ---------      --------       ---------       --------      --------       -------
   Total.................   $837,116     $(293,582)     $ 40,871       $(414,533)      $440,458      $610,330       $(7,464)
                            --------     ---------      --------       ---------       --------      --------       -------

--------
(a) Net realized gains and losses related to Level 3 items shown above are reported in the statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of variable account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the tables above.

Fair Value Option - Fixed Maturity Securities, Trading

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company has elected fair value accounting, in accordance with the Fair Value Option accounting standard adopted on January 1, 2008, for its economic interest in ML II. The Company recorded losses of $2.1 million and $7.5 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

Mortgage and other loans: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                                 Other-Than-
                                                                      Cost or     Gross      Gross                Temporary
                                                                     Amortized  Unrealized Unrealized   Fair     Impairments
                                                                       Cost       Gains      Losses     Value    in AOCI (a)
                                                                     ---------- ---------- ---------- ---------- -----------
                                                                                         (In Thousands)
December 31, 2009...................................................
Fixed maturities
   U.S. government obligations...................................... $   45,583  $ 11,152  $      --  $   56,735  $     --
   Foreign government...............................................     37,296     6,100         --      43,396        --
   States, territories & political subdivisions.....................     53,681       873     (1,496)     53,058        --
   Corporate securities.............................................  4,290,166   320,757    (69,165)  4,541,758     5,657
   Mortgage-backed, asset-backed and collateralized:................
       Residential mortgage-backed securities.......................    458,880    12,001    (73,635)    397,246    (5,458)
       Commercial mortgage-backed securities........................    422,517     4,117   (140,976)    285,658   (51,571)
       Collateralized debt obligation / Asset backed securities.....     78,274     1,472    (16,177)     63,569     1,471
                                                                     ----------  --------  ---------  ----------  --------
Total fixed maturities..............................................  5,386,397   356,472   (301,449)  5,441,420   (49,901)
Equity securities:
   Common stocks....................................................      7,217     1,938       (135)      9,020        --
   Preferred stocks.................................................        133        23         --         156        --
Total equity securities.............................................      7,350     1,961       (135)      9,176        --
                                                                     ----------  --------  ---------  ----------  --------
Total............................................................... $5,393,747  $358,433  $(301,584) $5,450,596  $(49,901)
                                                                     ==========  ========  =========  ==========  ========

--------
(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                            Cost or     Gross      Gross
                                                           Amortized  Unrealized Unrealized   Fair
                                                             Cost       Gains      Losses     Value
                                                           ---------- ---------- ---------- ----------
                                                                         (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations............................ $   47,359  $ 16,488  $      --  $   63,847
   Foreign government.....................................     37,523    10,921       (117)     48,327
   States, territories & political subdivisions...........      5,000        --       (129)      4,871
   Corporate securities...................................  4,160,451   139,544   (345,489)  3,954,506
   Mortgage-backed, asset-backed and collateralized:......
       Residential mortgage-backed securities.............    421,373    10,437    (46,133)    385,677
       Commercial mortgage-backed securities..............    344,704       979    (27,162)    318,521
       Collateralized debt obligation / Asset backed
         securities.......................................     58,861     1,322     (7,326)     52,857
   Affiliated securities..................................     19,927        --     (8,024)     11,903
                                                           ----------  --------  ---------  ----------
Total fixed maturities....................................  5,095,198   179,691   (434,380)  4,840,509
Equity securities:
   Common stocks..........................................      7,788        --     (3,512)      4,276
   Preferred stocks.......................................        134        17         --         151
                                                           ----------  --------  ---------  ----------
Total equity securities...................................      7,922        17     (3,512)      4,427
                                                           ----------  --------  ---------  ----------
Total..................................................... $5,103,120  $179,708  $(437,892) $4,844,936
                                                           ==========  ========  =========  ==========

The following table summarizes the Company's gross unrealized losses and fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008:

                                                            Less than 12 Months   12 Months or More          Total
                                                           --------------------  ------------------  --------------------
                                                             Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
                                                             Value      Losses    Value     Losses     Value      Losses
                                                           ---------- ---------- -------- ---------- ---------- ----------
                                                                                   (In Thousands)
December 31, 2009
Fixed maturities
   States, territories & political subdivisions........... $   32,165 $  (1,216) $  4,720  $   (280) $   36,885 $  (1,496)
   Corporate securities...................................    785,358   (46,346)  465,634   (22,819)  1,250,992   (69,165)
   Mortgage-backed, asset-backed and
     collateralized:......................................
       Residential mortgage-backed securities.............     93,958   (38,258)  150,108   (35,377)    244,066   (73,635)
       Commercial mortgage-backed securities..............     82,757  (110,989)   48,052   (29,987)    130,809  (140,976)
       Collateralized debt obligation / Asset backed
         securities.......................................     26,172   (11,440)   34,347    (4,737)     60,519   (16,177)
                                                           ---------- ---------  --------  --------  ---------- ---------
Total fixed maturities....................................  1,020,410  (208,249)  702,861   (93,200)  1,723,271  (301,449)
Equity securities:
   Common stocks..........................................        370      (135)       --        --         370      (135)
                                                           ---------- ---------  --------  --------  ---------- ---------
Total equity securities...................................        370      (135)       --        --         370      (135)
                                                           ---------- ---------  --------  --------  ---------- ---------
Total..................................................... $1,020,780 $(208,384) $702,861  $(93,200) $1,723,641 $(301,584)
                                                           ========== =========  ========  ========  ========== =========

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                            Less than 12 Months   12 Months or More          Total
                                                           --------------------  ------------------  --------------------
                                                             Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
                                                             Value      Losses    Value     Losses     Value      Losses
                                                           ---------- ---------- -------- ---------- ---------- ----------
                                                                                   (In Thousands)
December 31, 2008
Fixed maturities
   Foreign government..................................... $    2,363 $    (117) $     -- $      --  $    2,363 $    (117)
   States, territories & political subdivisions...........      4,871      (129)       --        --       4,871      (129)
   Corporate securities...................................  1,454,519  (187,131)  782,905  (158,358)  2,237,424  (345,489)
   Mortgage-backed, asset-backed and
     collateralized:......................................
       Residential mortgage-backed securities.............     96,261   (16,108)  112,923   (30,025)    209,184   (46,133)
       Commercial mortgage-backed securities..............    163,868   (13,353)   30,715   (13,809)    194,583   (27,162)
       Collateralized debt obligation / Asset backed
         securities.......................................     21,052    (2,633)   18,532    (4,693)     39,584    (7,326)
   Affiliated securities..................................         --        --    11,903    (8,024)     11,903    (8,024)
                                                           ---------- ---------  -------- ---------  ---------- ---------
Total fixed maturities....................................  1,742,934  (219,471)  956,978  (214,909)  2,699,912  (434,380)
Equity securities:
   Common stocks..........................................      4,276    (3,512)       --        --       4,276    (3,512)
                                                           ---------- ---------  -------- ---------  ---------- ---------
Total equity securities...................................      4,276    (3,512)       --        --       4,276    (3,512)
                                                           ---------- ---------  -------- ---------  ---------- ---------
Total..................................................... $1,747,210 $(222,983) $956,978 $(214,909) $2,704,188 $(437,892)
                                                           ========== =========  ======== =========  ========== =========

As of December 31, 2009, the Company held 429 individual fixed maturity and equity securities that were in an unrealized loss position, of which 153 individual securities were in a continuous unrealized loss position for 12 months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009:

                                              Total Fixed Maturity Available
                                               for Sale Securities
                                              ------------------------------
                                              Amortized
                                                Cost          Fair Value
                                                ----------    ----------
                                                 (In Thousands)
Due in one year or less...................... $   43,443      $   44,396
Due after one year through five years........    949,327         996,059
Due after five years through ten years.......    939,773         987,344
Due after ten years..........................  2,494,183       2,667,148
Mortgage-backed securities...................    959,671         746,473
                                                ----------      ----------
Total fixed maturity securities available
  for sale................................... $5,386,397      $5,441,420
                                                ==========      ==========

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2009, the Company's investments included one investment with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. The investment was a short-term money market investment of $181.1 million. In 2008, there were three investments exceeding 10 percent. These investments were in short-term investments and highly rated corporate bonds.

At December 31, 2009, $5.9 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Trading Securities

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of the RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized losses included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2009 and 2008 were $2.1 million and $7.5 million, respectively. The Company did not have any trading securities in 2007.

See Note 7 herein for additional information regarding AIG's U.S. Securities Lending Program ("the Securities Lending Program") and the sale of the RMBS to ML II.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $434.7 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2009, were as follows:

State            # of Loans Amount * Apartments Offices  Retails Industrials Hotels  Others  % of Total
-----            ---------- -------- ---------- -------- ------- ----------- ------- ------- ----------
                                                    ($ in Thousands)
New Jersey......     10     $ 91,698  $ 77,192  $     -- $14,506   $    --   $    -- $    --    21.1%
New York........      8       69,571     9,074    48,900   6,307     5,290        --      --    16.0%
California......     12       66,332     9,191    13,058      --    26,674     4,157  13,252    15.3%
Michigan........      7       29,007        --        --   9,974     2,985        --  16,048     6.7%
Washington D.C..      1       23,950        --    23,950      --        --        --      --     5.5%
Other states....     25      154,175    35,978    28,833  49,467     6,496    29,893   3,508    35.4%
                     --     --------  --------  -------- -------   -------   ------- -------   -----
   Total........     63     $434,733  $131,435  $114,741 $80,254   $41,445   $34,050 $32,808   100.0%
                     ==     ========  ========  ======== =======   =======   ======= =======   =====

--------
*  Excludes portfolio valuation allowance

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity are as follows:

                                                    2009  2008 2007
                                                   ------ ---- ----
                                                    (In Thousands)
Allowance, beginning of year...................... $   -- $--  $--
   Additions to allowance for losses..............  1,721  --   --
   Charge-offs, net of recoveries.................     --  --   --
                                                   ------ ---  ---
Allowance, end of year............................ $1,721 $--  $--
                                                   ====== ===  ===

The Company did not have any impaired mortgage loans as of December 31, 2009 and 2008, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                  2009      2008      2007
                                                --------  --------  --------
                                                       (In Thousands)
Investment income:
   Fixed maturities............................ $376,919  $400,891  $449,345
   Equity securities...........................      109       591       669
   Mortgage and other loans....................   27,883    28,123    31,597
   Policy loans................................      716       714       771
   Investment real estate......................    5,948     9,669    (2,682)
   Partnerships and other invested assets......    7,872   (16,993)   32,525
   Securities lending..........................      338    14,645     2,383
   Other investment income.....................    1,360     2,467     2,453
                                                --------  --------  --------
Gross investment income........................  421,145   440,107   517,061
Investment expenses............................  (10,979)   (2,489)   (4,037)
                                                --------  --------  --------
Net investment income.......................... $410,166  $437,618  $513,024
                                                ========  ========  ========

The carrying value of investments that produced no investment income during 2009 was $52.9 million, which is less than 0.9 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                 2009        2008       2007
                                               --------  -----------  --------
                                                        (In Thousands)
Sales of fixed maturity securities, available
  for sale:
   Gross gains................................ $ 13,603  $   108,639  $ 11,099
   Gross losses...............................  (10,052)    (171,391)  (19,942)
Sales of equity securities, available for
  sale:
   Gross gains................................      331          159       397
   Gross losses...............................     (279)         (42)       --
Partnerships and other invested assets:
   Gross gains................................    2,756           --     8,242
   Gross losses...............................   (1,722)      (2,783)       --
Derivatives:
   Gross gains................................       --       19,007        --
   Gross losses...............................   (3,309)     (32,689)   (8,659)
Securities lending collateral, including
  other-than-temporary impairments............     (739)    (771,449)  (38,349)
Other-than-temporary impairments:
   Total other-than-temporary impairments on
     available for sale securities............  (74,302)    (461,104)  (31,663)
   Portion of other-than-temporary
     impairments on available for sale fixed
     maturity securities recognized in
     accumulated other comprehensive income
     (loss)...................................    1,726           --        --
                                               --------  -----------  --------
Net other-than-temporary impairments on
  available for sale securities recognized in
  net income (loss)...........................  (72,576)    (461,104)  (31,663)
Other-than-temporary impairments on all other
  investments.................................   (2,014)          --        --
                                               --------  -----------  --------
Net realized investment losses before taxes... $(74,001) $(1,311,653) $(78,875)
                                               ========  ===========  ========

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company at December 31, 2009:

Nine months ended December 31, 2009                (In Thousands)
-----------------------------------                --------------
Balance, March 31, 2009...........................    $    --
Increases due to:
   Credit losses remaining in accumulated deficit
     related to adoption of new
     other-than-temporary impairment standard.....     79,433
   Credit impairments on new securities subject
     to impairment losses.........................      5,158
   Additional credit impairments on previously
     impaired securities..........................     10,249
Reductions due to:
   Credit impaired securities fully disposed for
     which there was no prior intent or
     requirement to sell..........................     (8,216)
   Accretion on securities previously impaired
     due to credit................................     (4,739)
                                                      -------
Balance, December 31, 2009........................    $81,885
                                                      =======

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                     Derivative Assets   Derivative Liabilities
                                    -------------------- ----------------------
                                     Notional    Fair     Notional     Fair
                                    Amount (a) Value (b) Amount (a)  Value (b)
                                    ---------- --------- ----------  ---------
                                                 (In Thousands)
December 31, 2009..................
Derivatives not designated as
  hedging instruments:
   Foreign exchange contracts......   $   --    $   --    $37,012     $7,898
                                      ------    ------    -------     ------
Total derivatives..................   $   --    $   --    $37,012     $7,898
                                      ======    ======    =======     ======

                                     Derivative Assets   Derivative Liabilities
                                    -------------------- ----------------------
                                     Notional    Fair     Notional     Fair
                                    Amount (a) Value (b) Amount (a)  Value (b)
                                    ---------- --------- ----------  ---------
                                                 (In Thousands)
December 31, 2008..................
Derivatives not designated as
  hedging instruments:
   Foreign exchange contracts......   $5,000    $1,176    $32,906     $7,019
                                      ------    ------    -------     ------
Total derivatives..................   $5,000    $1,176    $32,906     $7,019
                                      ======    ======    =======     ======
--------
(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) Fair value amounts are shown before the effects of counterparty adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Derivative instruments are reported as assets or liabilities based on the Company's net position with each counterparty, in accordance with the Company's signed master netting agreements. The derivative instruments reported in the preceding table are recorded in the balance sheets at fair value as follows:

                                                        2009     2008
                                                      -------  -------
                                                       (In Thousands)
        Derivative assets............................ $    --  $    --
        Derivative liabilities.......................  (7,898)  (5,843)
                                                      -------  -------
        Total net derivative liability............... $(7,898) $(5,843)
                                                      =======  =======

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, in net realized investment gains (losses) in the statements of income (loss):

                                                 2009     2008      2007
                                               -------  --------  -------
                                                     (In Thousands)
      Derivatives not designated as hedging
        instruments
         Foreign exchange contracts........... $(3,309) $ 17,181  $(8,659)
         Other contracts......................      --   (30,863)      --
                                               -------  --------  -------
      Total................................... $(3,309) $(13,682) $(8,659)
                                               =======  ========  =======

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009 and 2008, the Company had $7.9 million and $5.8 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

The accounting standard related to the consolidation of variable interest entities provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

The Company generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company had no off balance sheet exposure associated with VIEs at December 31, 2009. The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $2.3 million at December 31, 2008.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest and the Company's maximum exposure to loss associated with these VIEs:

                                                    Maximum Exposure to Loss
                                                --------------------------------
                                                 On-Balance  Off-Balance
                                                   Sheet        Sheet
                                                ------------ -----------
                                                 Purchased   Commitments
                                     Total VIE  and Retained     and
                                      Assets     Interests   Guarantees   Total
                                    ----------- ------------ ----------- -------
                                                   (In Thousands)
December 31, 2009..................
Real estate and investment funds... $     1,368   $ 7,980      $   --    $ 7,980
CDOs...............................      58,367     3,707          --      3,707
Maiden Lane II.....................  15,911,177    26,257          --     26,257
                                    -----------   -------      ------    -------
Total.............................. $15,970,912   $37,944      $   --    $37,944
                                    ===========   =======      ======    =======
December 31, 2008..................
Real estate and investment funds... $ 3,692,117   $16,914      $2,263    $19,177
CDOs...............................     126,865     6,160          --      6,160
Maiden Lane II.....................  19,190,000    27,136          --     27,136
                                    -----------   -------      ------    -------
Total.............................. $23,008,982   $50,210      $2,263    $52,473
                                    ===========   =======      ======    =======

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's balance sheets as follows:

                                                          At December 31,
                                                          ---------------
                                                           2009    2008
                                                          ------- -------
                                                          (In Thousands)
       Assets:...........................................
          Available for sale securities.................. $ 3,707 $ 6,160
          Trading securities.............................  26,257  27,136
          Other invested assets..........................   7,980  16,914
                                                          ------- -------
       Total assets...................................... $37,944 $50,210
                                                          ======= =======

Real Estate and Investment Funds

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CDOs

The Company invests in CDOs. In CDO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 herein for further discussion.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                             (In Thousands)
     For the year ended December 31, 2008:
     Realized losses on securities lending collateral:
        Net realized losses on RMBS sold to ML II...........   $ (75,535)
        Net realized losses on all other asset sales........     (75,473)
        Realized losses due to other-than-temporary
          declines in value.................................    (620,436)
                                                               ---------
            Total...........................................   $(771,444)
                                                               =========
     Net realized losses related to lent securities with
       insufficient collateral:
        Deemed sales of lent securities.....................   $ (30,493)
        Forward purchase commitments........................     (30,861)
                                                               ---------
            Total...........................................   $ (61,354)
                                                               =========

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                            December 31,
                                                            --------------
                                                            2009    2008
                                                            ----   ------
                                                            (In Thousands)
         Undistributed Securities Lending Program assets,
           in short term investments....................... $--    $7,570
         Receivable from affiliated Agent, in amounts due
           from related parties............................ $--    $6,619

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

Maiden Lane II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month London Interbank Offered Rate ("LIBOR") plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


8. DEFERRED POLICY ACQUISITIONS COSTS

The following table summarizes the activity in DAC:

                                                    2009     2008      2007
                                                  -------  --------  --------
                                                         (In Thousands)
Balance at January 1............................. $47,207  $ 61,735  $ 71,751
   Deferrals.....................................     143       244       264
   Accretion of interest/amortization............  (3,355)  (11,790)  (36,393)
   Effect of unlocking assumptions used in
     estimating future gross profits.............      --    (2,982)   (3,160)
   Effect of realized gains on securities........      --        --    (2,429)
   Effect of unrealized losses on securities.....      --        --    31,702
                                                  -------  --------  --------
Balance at December 31........................... $43,995  $ 47,207  $ 61,735
                                                  =======  ========  ========

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC and other required reserves may be affected. In 2009, there were no prospective unlockings implemented. In 2008 and 2007, DAC amortization increased due to unlocking interest and lapse assumptions on certain deferred annuity products.

During 2009, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system. There were no conversions implemented during 2009. During 2008, conversions represented approximately $1.5 billion of reserves and $0.3 million of DAC.

9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                     2009       2008
                                                  ---------- ----------
                                                     (In Thousands)
Future policy benefits:
   Ordinary life................................. $   18,808 $   19,414
   Group life....................................     33,640     34,704
   Life contingent annuities.....................  2,145,020  2,098,998
   Terminal funding..............................  1,205,482  1,234,036
   Accident and health...........................     56,998     59,254
                                                  ---------- ----------
Total............................................ $3,459,948 $3,446,406
                                                  ========== ==========
Policyholder contract deposits:
   Annuities..................................... $1,828,204 $2,065,131
   Corporate-owned life insurance................     41,101     39,768
   Universal life................................    100,978    104,096
   Other contract deposits.......................     34,349     31,592
                                                  ---------- ----------
Total............................................ $2,004,632 $2,240,587
                                                  ========== ==========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 3.0 percent to 8.0 percent.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company performs loss recognition testing on an as needed basis. As of December 31, 2008, additional reserves of $8.7 million were set up for the Company's Long Term Care business as a result of the Company's inability to secure rate increases. No additional reserves were necessary in 2009.

The liability for future policy benefits has been established based upon the following assumptions:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to
       8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 9.75 percent and grade to not less than 1.7 percent.

    . Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 5.5 percent.

The liability for policyholder contract deposits has been established based on the following assumptions:

    . Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 4.2 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year. Withdrawal charges generally range from 0.0 percent to 6.0 percent, grading to zero over a period of 0 to 7 years.

    . Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent, and the weighted average rate credited in 2009 was 4.3 percent.

    . The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 4.0 percent to 5.5 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 1.4 percent of the fund balance and grade to zero over a period not longer than 20 years.

GMDB

Details concerning the Company's GMDB exposure (net of reinsurance) including a return of net deposits plus a minimum return as of December 31 were as follows:

                                                       2009          2008
                                                   ------------- -------------
                                                        ($ In Thousands)
Account value..................................... $      76,700 $      73,716
Net amount at risk (a)............................         6,790         9,479
Average attained age of contract holders..........            67            69
Range of guaranteed minimum return rates.......... 0.00%-10.00%  0.00%-10.00%

--------
(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits (net of reinsurance) on variable contracts. The gross reserve is reflected in the general account and reported in future policy benefits on the balance sheets:

                                                  2009   2008
                                                 -----   ----
                                                 (In Thousands)
                   Balance at January 1......... $ 100   $100
                   Guaranteed benefits incurred.   705     34
                   Guaranteed benefits paid.....  (606)   (34)
                                                 -----   ----
                   Balance at December 31....... $ 199   $100
                                                 =====   ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2009 and 2008:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 87.5 percent of the 1975-80 SOA Ultimate table.

    . Lapse rates vary by contract type and duration and range from 5 percent to 25 percent with an average of 15 percent.

    .  The discount rate was 8 percent.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2009, 2008 and 2007 were as follows:

                                                                                    Percentage
                                                                                        of
                                                    Ceded to   Assumed                Amount
                                           Gross      Other   From Other    Net      Assumed
                                           Amount   Companies Companies    Amount     to Net
                                         ---------- --------- ---------- ---------- ----------
                                                       (In Thousands)
December 31, 2009
Life insurance in force................. $4,038,377 $296,935   $600,290  $4,341,732   13.83%
                                         ========== ========   ========  ==========
Premiums:
   Life insurance and annuities.........    119,256    2,007      1,538     118,787    1.29%
   Accident and health insurance........     56,040   27,639         --      28,401    0.00%
                                         ---------- --------   --------  ----------
Total premiums.......................... $  175,296 $ 29,646   $  1,538  $  147,188    1.04%
                                         ========== ========   ========  ==========
December 31, 2008
Life insurance in force................. $4,056,308 $375,279   $652,085  $4,333,114   15.05%
                                         ========== ========   ========  ==========
Premiums:
   Life insurance and annuities.........    362,114    2,463      1,623     361,274    0.45%
   Accident and health insurance........     38,611   27,996         --      10,615    0.00%
                                         ---------- --------   --------  ----------
Total premiums.......................... $  400,725 $ 30,459   $  1,623  $  371,889    0.44%
                                         ========== ========   ========  ==========
December 31, 2007
Life insurance in force................. $4,303,950 $490,429   $685,783  $4,499,304   15.24%
                                         ========== ========   ========  ==========
Premiums:
   Life insurance and annuities.........    365,818    2,557      1,094     364,355    0.30%
   Accident and health insurance........     39,998   29,864         --      10,134    0.00%
                                         ---------- --------   --------  ----------
Total premiums.......................... $  405,816 $ 32,421   $  1,094  $  374,489    0.29%
                                         ========== ========   ========  ==========

The Company's reinsurance arrangements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $0.6 million, and $1.6 million, at December 31, 2009 and 2008, respectively. Reinsurance recoverable on unpaid losses was approximately $2.8 million, and $5.1 million at December 31, 2009 and 2008, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $12.2 million, $14.2 million and $19.3 million for the years ended 2009, 2008 and 2007 respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership investments totaling $103.6 million at December 31, 2009. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements, and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2009 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the U.S. Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlements, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                        2009     2008    2007
                                                      -------- -------- ------
                                                           (In Thousands)
 Cash from Parent.................................... $200,000 $     -- $   --
 Contributions related to Securities Lending Program.       --  606,671  6,173
                                                      -------- -------- ------
    Total cash contributions.........................  200,000  606,671  6,173
 Contributions of securities at fair value...........       --  145,143     --
 All other non cash contributions....................      148       --     --
                                                      -------- -------- ------
    Total capital contributions...................... $200,148 $751,814 $6,173
                                                      ======== ======== ======

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                              2009       2008       2007
                                                           ---------  ---------  ---------
                                                                    (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 358,433  $ 179,708  $ 287,973
   Gross unrealized losses................................  (301,584)  (437,892)  (291,061)
Net unrealized gains on other invested assets.............     4,073      1,759        431
Deferred federal and state income tax benefit (expense)...   (15,463)    89,749        930
                                                           ---------  ---------  ---------
   Accumulated other comprehensive income (loss) (a)...... $  45,459  $(166,676) $  (1,727)
                                                           =========  =========  =========

--------
(a) Includes a decrease of $211.1 million related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Superintendent of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the State Superintendent is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. No dividends can be paid in 2010 without prior approval of the State Superintendent as the Company has negative unassigned surplus as of December 31, 2009.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

There were no permitted practices used by the Company at December 31, 2009.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                          2009       2008       2007
                                        -------- -----------  --------
                                                (In Thousands)
         Statutory net income (loss)... $178,235 $(1,029,831) $ 75,596
         Statutory capital and surplus. $523,626 $   365,137  $553,819

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                     2009      2008     2007
                                                   -------  ---------  -------
                                                         (In Thousands)
Current........................................... $(1,696) $(269,969) $19,380
Deferred..........................................  15,076    285,727    5,071
                                                   -------  ---------  -------
Total income tax expense.......................... $13,380  $  15,758  $24,451
                                                   =======  =========  =======

The US statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                     2009      2008      2007
                                                   -------  ---------  -------
                                                          (In Thousands)
US federal income tax (benefit) at statutory rate. $11,277  $(421,719) $29,663
Adjustments:
   Valuation allowance............................  (2,253)   440,679       --
   State income tax...............................   3,135       (808)       8
   Dividends received deduction...................    (149)      (230)    (217)
   IRS audit settlements..........................     472     (2,035)  (4,960)
   Prior year corrections.........................     898       (135)     (43)
   Other credits, taxes and settlements...........      --          6       --
                                                   -------  ---------  -------
Total income tax expense.......................... $13,380  $  15,758  $24,451
                                                   =======  =========  =======

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                              2009       2008
                                                                           ---------  ---------
                                                                              (In Thousands)
Deferred tax assets:
   Excess capital losses and other tax carryovers......................... $ 307,152  $ 289,181
   Basis differential of investments......................................    74,354    193,696
   Net unrealized losses on debt and equity securities available for sale.        --     89,464
   State deferred tax benefits............................................        --      1,705
   Deferred policy acquisition costs......................................     8,156         --
   Other..................................................................     1,932      1,724
                                                                           ---------  ---------
   Total deferred tax assets before valuation allowance...................   391,594    575,770
   Valuation allowance....................................................  (348,438)  (440,679)
                                                                           ---------  ---------
   Total deferred tax assets..............................................    43,156    135,091
Deferred tax liabilities:
   Deferred policy acquisition costs......................................        --       (716)
   Basis differential of investments......................................        --     (1,668)
   Net unrealized gains on debt and equity securities available for sale..   (21,322)        --
   State deferred tax liabilities.........................................      (911)        --
   Policy Reserves........................................................   (51,508)   (28,472)
   Other..................................................................    (4,024)    (6,968)
                                                                           ---------  ---------
   Total deferred tax liabilities.........................................   (77,765)   (37,824)
                                                                           ---------  ---------
Net deferred tax (liability) asset........................................ $ (34,609) $  97,267
                                                                           =========  =========

At December 31, 2009, the Company had capital loss carryforwards expiring through the year 2014 of $811 million.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $391.6 million and concluded a $348.4 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and the United States Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

The IRS is currently examining the Company's tax returns for the taxable years 2003 to 2005. Although the final outcome of any issues raised in the examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2009 remain subject to examination by major tax jurisdictions.

At December 31, 2009, the Company did not have any unrecognized tax benefits.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


On April 17, 2009, AIG entered into an exchange agreement with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the Department of the Treasury.

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR. AIG also entered into a purchase agreement with the Department of the Treasury pursuant to which, among other things, AIG issued and sold to the Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company) and will continue to own these companies for the foreseeable future.

Additional information on AIG is publicly available in its regulatory filings with the SEC. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $27.2 million, $27.1 million and $28.8 million for the years ended December 31, 2009, 2008 and 2007, respectively. Commission ceded to affiliates was $4.2 million, $4.1 million and $4.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2009, 2008 and 2007, the Company was charged $14.9 million, $15.9 million and $17.8 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2009 and 2008 were not material.

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with the AIG's employee benefit plans. The statements of income (loss) include $ 14.4 million in premiums relating to this business for 2009, $18.3 million for 2008, and $15.9 million for 2007.

Notes of Affiliates

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $19.9 million. Other affiliates of the Company

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)

are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $0.5 million, $1.2 million and $1.2 million on the Notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively.

Agreements with Affiliates

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on April 30, 2010 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds as the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce it rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $752.9 million and $758.8 million at December 31, 2009 and 2008, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                   NOTES TO FINANCIAL STATEMENTS (Continued)


16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

AIG closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an AIG affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                             FINANCIAL STATEMENTS

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                       DECEMBER 31, 2009, 2008 AND 2007

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             FINANCIAL STATEMENTS

                                   CONTENTS

  Report of Independent Registered Public Accounting Firm............... F - 1

  Audited Financial Statements

  Balance Sheets........................................................ F - 2
  Statements of Income (Loss)........................................... F - 4
  Statements of Comprehensive Income (Loss)............................. F - 5
  Statements of Shareholder's Equity.................................... F - 6
  Statements of Cash Flows.............................................. F - 7
  Notes to Financial Statements......................................... F - 9

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                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
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                                                          HOUSTON TX 77002-5678
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            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 30, 2010

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                                BALANCE SHEETS

                                                            DECEMBER 31
                                                       ---------------------
                                                          2009       2008
                                                       ---------- ----------
                                                          (In Thousands)
    ASSETS
    Investments:
       Fixed maturity securities, available for sale,
         at fair value (cost: $3,772,146 in 2009 and
         $3,574,933 in 2008).......................... $3,736,716 $3,373,776
       Fixed maturity securities, trading, at fair
         value........................................     13,356     13,803
       Equity securities, available for sale, at fair
         value (cost: $7,138 in 2009 and $8,557 in
         2008)........................................      9,648      8,399
       Mortgage and other loans receivable (net of
         allowance: $4,435 in 2009 and $0 in 2008)....    349,089    368,438
       Policy loans...................................    210,627    208,856
       Other long-term investments....................      9,377     17,530
       Short-term investments.........................    423,737    126,545
                                                       ---------- ----------
    Total investments.................................  4,752,550  4,117,347

    Cash..............................................     12,878     13,892
    Notes receivable from affiliates..................    129,422    139,385
    Receivable from affiliates........................        318      4,318
    Accrued investment income.........................     46,011     51,673
    Accounts and premiums receivable..................     80,448    102,968
    Reinsurance recoverable - paid losses.............     21,318     21,994
    Reinsurance recoverable - unpaid losses...........    243,733    270,167
    Deferred acquisition costs........................    279,586    377,624
    Income taxes receivable...........................    109,494    175,669
    Separate account assets, at fair value............      1,903      2,154
    Other assets......................................     20,794     27,482
                                                       ---------- ----------
    Total assets...................................... $5,698,455 $5,304,673
                                                       ========== ==========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                                                                                           DECEMBER 31
                                                                                     ----------------------
                                                                                        2009        2008
                                                                                     ----------  ----------
                                                                                      (In Thousands, except
                                                                                           share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits................................................... $2,055,600  $2,101,456
   Future policy benefits...........................................................  1,561,890   1,619,418
   Other policyholders' funds.......................................................    346,035     299,171
   Policy and contract claims.......................................................    746,666     801,843
   Payable to affiliates............................................................        554       2,324
   Reinsurance payable..............................................................     41,482      48,741
   Separate account liabilities.....................................................      1,903       2,154
   Other liabilities................................................................    146,349     147,625
                                                                                     ----------  ----------
Total liabilities...................................................................  4,900,479   5,022,732
                                                                                     ----------  ----------
Commitments and Contingent Liabilities (Note 11)

Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares authorized, issued, and outstanding.      3,961       3,961
   Additional paid-in capital.......................................................    987,097     836,369
   Accumulated deficit..............................................................   (175,544)   (450,715)
   Accumulated other comprehensive loss.............................................    (17,538)   (107,674)
                                                                                     ----------  ----------
Total shareholder's equity..........................................................    797,976     281,941
                                                                                     ----------  ----------
Total liabilities and shareholder's equity.......................................... $5,698,455  $5,304,673
                                                                                     ==========  ==========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          STATEMENTS OF INCOME (LOSS)

                                                                                                   YEAR ENDED DECEMBER 31
                                                                                              -------------------------------
                                                                                                2009       2008       2007
                                                                                              --------  ---------  ----------
                                                                                                       (In Thousands)
Revenues:
   Premiums and other considerations......................................................... $423,146  $ 517,057  $  552,975
   Net investment income.....................................................................  305,790    312,331     315,059
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities...............  (72,595)  (515,832)    (31,799)
       Portion of other-than-temporary impairments on available for sale fixed maturity
         securities recognized in accumulated other comprehensive income (loss)..............   (5,474)        --          --
                                                                                              --------  ---------  ----------
       Net other-than-temporary impairments on available for sale fixed maturities
         recognized in net income (loss).....................................................  (78,069)  (515,832)    (31,799)
       Other realized investment gains (losses)..............................................    6,692   (403,096)    (23,362)
                                                                                              --------  ---------  ----------
          Total net realized investment losses...............................................  (71,377)  (918,928)    (55,161)
   Insurance charges.........................................................................  183,188    181,872     170,736
   Gain on reinsurance settlement............................................................       --         --      32,935
   Other.....................................................................................       82      1,101          90
                                                                                              --------  ---------  ----------
Total revenues...............................................................................  840,829     93,433   1,016,634
                                                                                              --------  ---------  ----------
Benefits and expenses:
   Policyholder benefits.....................................................................  414,083    498,104     445,107
   Interest credited on policyholder contract deposits.......................................  142,477    147,919     143,182
   Amortization of deferred policy acquisition costs.........................................   42,349      4,413      97,619
   Operating costs and expenses..............................................................  186,754    199,048     172,091
                                                                                              --------  ---------  ----------
Total benefits and expenses..................................................................  785,663    849,484     857,999
                                                                                              --------  ---------  ----------
Income (loss) before income taxes............................................................   55,166   (756,051)    158,635
Income taxes expense (benefit):
   Current...................................................................................   15,336   (142,629)    122,914
   Deferred..................................................................................    8,623    175,370     (64,184)
                                                                                              --------  ---------  ----------
Total income taxes...........................................................................   23,959     32,741      58,730
                                                                                              --------  ---------  ----------
Net income (loss)............................................................................ $ 31,207  $(788,792) $   99,905
                                                                                              ========  =========  ==========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                    YEAR ENDED DECEMBER 31
                                               -------------------------------
                                                  2009       2008       2007
                                               ---------  ---------  ---------
                                                        (In Thousands)
 Net income (loss)............................ $  31,207  $(788,792) $  99,905
                                               ---------  ---------  ---------
 Other comprehensive gain (loss):
    Net unrealized gains (losses) of fixed
      maturity investments on which
      other-than-temporary credit impairments
      were taken - net of reclassification....    49,083         --         --
    Deferred income tax (expense) benefit on
      above changes...........................   (17,179)        --         --
    Net unrealized gains (losses) on all
      other invested assets arising during
      the current period - net of
      reclassification adjustments............   421,881   (160,335)  (132,832)
    Deferred income tax (expense) benefit on
      above changes...........................  (144,463)    56,117     46,504
    Adjustment to deferred policy acquisition
      costs...................................   (73,563)    42,234     15,853
    Deferred income tax benefit (expense) on
      above changes...........................    25,747    (14,782)    (5,549)
                                               ---------  ---------  ---------
    Other comprehensive gain (loss)...........   261,506    (76,766)   (76,024)
                                               ---------  ---------  ---------
 Comprehensive income (loss).................. $ 292,713  $(865,558) $  23,881
                                               =========  =========  =========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            YEAR ENDED DECEMBER 31
                                                        ------------------------------
                                                           2009       2008      2007
                                                        ---------  ---------  --------
                                                                (In Thousands)
Common stock:
   Balance at beginning and end of year................ $   3,961  $   3,961  $  3,961
                                                        ---------  ---------  --------
Additional paid-in capital:
   Balance at beginning of year........................   836,369    527,274   525,077
   Capital contributions (see Note 12).................   150,728    309,095     2,197
                                                        ---------  ---------  --------
   Balance at end of year..............................   987,097    836,369   527,274
                                                        ---------  ---------  --------
Retained earnings (accumulated deficit):
   Balance at beginning of year........................  (450,715)   338,077   242,296
   Cumulative effect of accounting change, net of tax..   243,964         --    (4,124)
   Net income (loss)...................................    31,207   (788,792)   99,905
                                                        ---------  ---------  --------
   Balance at end of year..............................  (175,544)  (450,715)  338,077
                                                        ---------  ---------  --------
Accumulated other comprehensive loss:
   Balance at beginning of year........................  (107,674)   (30,908)   45,116
   Cumulative effect of accounting change, net of tax..  (171,370)        --        --
   Other comprehensive gain (loss).....................   261,506    (76,766)  (76,024)
                                                        ---------  ---------  --------
   Balance at end of year..............................   (17,538)  (107,674)  (30,908)
                                                        ---------  ---------  --------
Total shareholder's equity............................. $ 797,976  $ 281,941  $838,404
                                                        =========  =========  ========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                                                YEAR ENDED DECEMBER 31
                                                                                          ---------------------------------
                                                                                             2009        2008        2007
                                                                                          ---------  -----------  ---------
                                                                                                    (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................................................ $  31,207  $  (788,792) $  99,905
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Change in fixed maturities, trading...................................................    (2,707)       3,797         --
   Change in accounts and premiums receivable............................................    22,520       12,862     (3,773)
   Change in future policy benefits and other policy claims..............................  (268,587)    (242,997)  (190,097)
   Interest credited on policyholder contracts...........................................   142,477      147,919    143,182
   Change in workers' compensation claim reserve, net....................................    (9,207)      31,146     31,486
   Amortization of policy acquisition costs..............................................    42,349        4,413     60,313
   Policy acquisition costs deferred.....................................................   (17,874)     (37,853)   (64,122)
   Provision for current income tax expense..............................................       655     (198,175)    48,564
   Provision for deferred income tax expense.............................................    28,305      175,370    (64,554)
   Depreciation and amortization.........................................................   (21,517)      (7,492)    (6,259)
   Change in indebtedness to/from affiliates.............................................     2,230       (4,925)      (854)
   Change in reinsurance balances........................................................    19,851        9,030     31,039
   Net realized losses...................................................................    71,377      918,928     55,161
   Other, net............................................................................   (63,555)      18,536    (16,228)
                                                                                          ---------  -----------  ---------
Net cash (used in) provided by operating activities......................................   (22,476)      41,767    123,763
                                                                                          ---------  -----------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of: Fixed maturity and equity securities.......................................  (444,908)    (352,233)  (775,480)
               Mortgages.................................................................   (15,731)     (13,435)   (55,638)
               Other investments.........................................................  (964,233)    (817,733)  (864,070)
Sales of:     Fixed maturity and equity securities.......................................   240,365      264,889    442,951
               Mortgages.................................................................    33,642       11,471     32,611
               Other investments.........................................................   670,873      740,237    725,942
Redemptions and maturities of fixed maturity and equity securities.......................   281,512      118,992    154,830
Change in securities lending collateral..................................................      (376)     972,941   (651,572)
                                                                                          ---------  -----------  ---------
Net cash (used in) provided by investing activities......................................  (198,856)     925,129   (990,426)
                                                                                          ---------  -----------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits...........................................................   194,065      201,432    237,635
Policyholder contract withdrawals........................................................  (124,475)    (107,545)  (139,121)
Change in securities lending payable.....................................................        --   (1,362,370)   758,164
Capital contributions from parent........................................................   150,728      309,095      2,197
                                                                                          ---------  -----------  ---------
Net cash provided by (used in) financing activities......................................   220,318     (959,388)   858,875
                                                                                          ---------  -----------  ---------
(Decrease) increase in cash..............................................................    (1,014)       7,508     (7,788)
Cash at beginning of year................................................................    13,892        6,384     14,172
                                                                                          ---------  -----------  ---------
Cash at end of year...................................................................... $  12,878  $    13,892  $   6,384
                                                                                          =========  ===========  =========

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                                                YEAR ENDED DECEMBER 31
                                               ------------------------
                                                 2009    2008    2007
                                               -------  ------- -------
                                                    (In Thousands)
         SUPPLEMENTAL CASH FLOW INFORMATION
         Income taxes paid.................... $14,681  $55,546 $74,350
         Interest received.................... $  (107) $    -- $    --
         Non-cash activity:
         Other various non-cash contributions. $   728  $    -- $    --

                See accompanying notes to financial statements.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (the
"Company") is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 14 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.1 PREPARATION OF FINANCIAL STATEMENTS (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGP") for investment-oriented products;

    .  other-than-temporary impairments;

    .  liabilities for legal contingencies;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued by the Company in the future allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

2.3 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 20.87 percent of life insurance in force at December 31, 2009.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.6 million, $3.4 million and $3.2 million in 2009, 2008 and 2007, respectively, and are included in death and other benefits in the statements of income.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 2.1, 6 and 7. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges". The impairment model for equity securities was not affected by the new standard.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO"), Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to the other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation declines in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

FIXED MATURITY SECURITIES IMPAIRMENT POLICY -- PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES IMPAIRMENT POLICY -- PRIOR TO APRIL 1, 2009
(CONTINUED)

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

Mortgage Loans Held for Investment

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Valuation Allowance

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss:
(i) individual loans that are specifically reserved ("specific loan loss allowance") and (ii) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance").

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as vintage, maturity date, debt service coverage ratio ("DSCR"), loan to value ("LTV") and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the statements of income (loss).

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.4 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

SHORT-TERM INVESTMENTS

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes may include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company may purchase call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the equity-indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the statements of income (loss). See Note 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.5 DEFERRED POLICY ACQUISITION COSTS ("DAC")

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. For group contracts, the DAC is amortized in relation to the expected revenue over the rate guarantee period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts. The DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

2.6 SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Separate account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statement of income (loss).

2.7 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits, or to liabilities related to variable accounts, upon receipt.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.8 FUTURE POLICY BENEFITS

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.90 percent to 13.50 percent at December 31, 2009. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance, deferred revenue charges, and as applicable, reserves required by accounting and reporting standards for certain nontraditional long-duration contracts and for separate accounts. Equity indexed business is reserved according to accounting standards for derivative instruments and hedging activities.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods: (i) rule of 78, (ii) pro rata, or iii) mean of pro rata and rule of 78.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 6.10 percent.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company (in Liquidation) are estimated by using a loss development analysis, based upon a combination of actuarial methods including paid loss development, incurred loss development, and the Bornhuetter-Ferguson method, using both paid and incurred claims. Future expected claim payments are discounted using a 3 percent discount rate (see
Note 11).

2.9 OTHER POLICYHOLDER'S FUNDS

Included in policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of gross profit margins to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying gross profit margins as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. The liabilities also include provisions for dividends payable, an estimate of dividends to be paid in the future but which are not yet payable.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.9 OTHER POLICYHOLDER'S FUNDS (CONTINUED)

Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

2.10 POLICY AND CONTRACT CLAIMS

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open group long term disability ("LTD") claims are based on Table 95a, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 5.72 percent. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0 percent. Loss adjustment expense reserves are most material on LTD claims. These reserves are calculated on a seriatim basis based on values derived from expense studies.

2.11 PREMIUM RECOGNITION

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.12 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.13 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

    .  Exchange gains and losses resulting from foreign currency transactions.

2.14 INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.15 SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statements of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the balance sheets at December 31, 2009 or 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2007:

Deferred Acquisition Costs

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The standard defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

Uncertainty in Income Taxes

In July 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the interpretation on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's financial condition or results of operations.

Fair Value Option

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's financial condition and results of operations were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of net income (loss) with disclosure of the attribution of net income (loss) to the controlling and noncontrolling interests on the face of the statements of income (loss).

The Company adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The adoption of the new standard had no effect on the Company's financial statements.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for, and
(c) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

Subsequent Events

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $72.6 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $244.0 million and an increase to accumulated other comprehensive loss of $171.4 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $302.9 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.16 RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                           (Increase)
                                                           Decrease to  Net Increase
                                              (Increase)   Accumulated     in the
                                              Decrease to     Other       Company's
                                              Accumulated Comprehensive Shareholder's
                                                Deficit       Loss         Equity
                                              ----------- ------------- -------------
                                                          (In Thousands)
Net effect of the increase in amortized cost
  of available for sale fixed maturity
  securities.................................  $302,906     $(302,906)     $    --
Net effect of related DAC....................   (39,260)       39,260           --
Net effect on deferred income tax assets.....   (19,682)       92,276       72,594
                                               --------     ---------      -------
Net increase in the Company's shareholder's
  equity.....................................  $243,964     $(171,370)     $72,594
                                               ========     =========      =======

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's financial condition, results of operations or cash flows.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

2.17 FUTURE APPLICATIONS OF ACCOUNTING STANDARDS

Consolidation of Variable Interest Entities

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or
(2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company has assessed and has determined that the standard will not have a material effect on its financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Amounts related to the Company's financial instruments are as follows:

                                                                                  2009                  2008
                                                                          --------------------- ---------------------
                                                                           CARRYING    FAIR      CARRYING    FAIR
                                                                            AMOUNT     VALUE      AMOUNT     VALUE
                                                                          ---------- ---------- ---------- ----------
                                                                                        (In Thousands)
ASSETS
Fixed maturity securities, available for sale............................ $3,736,716 $3,736,716 $3,373,776 $3,373,776
Fixed maturity securities, trading.......................................     13,356     13,356     13,803     13,803
Equity securities, available for sale....................................      9,648      9,648      8,399      8,399
Mortgage and other loans receivable......................................    349,089    327,087    368,438    372,442
Policy loans.............................................................    210,627    210,627    208,856    208,856
Partnerships and other invested assets (a)...............................      9,377      9,377     17,530     17,530
Short-term investments...................................................    148,906    148,906     65,975     65,975
Accrued investment income................................................     46,011     46,011     51,673     51,673
Separate account assets..................................................      1,903      1,903      2,154      2,154

LIABILITIES
Policyholder contract deposits associated with investment-type contracts. $  360,176 $  372,179 $  326,817 $  358,323

--------
(a)Carrying values presented herein differ from those presented in the balance sheets because certain items within the respective financial statement caption are not considered financial instruments.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Fixed Maturity Securities, Equity Securities and Trading Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

The fixed maturity securities, trading portfolio consists of an interest in ML
II. At inception, the Company's economic interest in ML II was valued at the transaction price of $17.6 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values of the underlying assets commensurate with the Company's interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the interest in ML II. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Mortgage and Other Loans Receivable

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Accrued Investment Income

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Policyholder Contract Deposits

Fair value for policyholder contract deposits associated with investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The fair value of embedded derivatives contained in certain equity indexed life and annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. For these contracts the valuation methodology used is the Option Budget Method, which incorporates estimates of the policyholder behavior as well as estimates of the discount rate and option budget. The projection and discount rates utilized are risk-neutral and market-observable. This methodology was implemented in 2007. With the adoption of fair value measurements in 2008 an explicit risk margin was incorporated to take into consideration the estimates of projected cash flows and policyholder behavior.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

Recurring Fair Value Measurements

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Recurring Fair Value Measurements (continued)

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                           TOTAL FAIR VALUE
                                               LEVEL 1  LEVEL 2   LEVEL 3  DECEMBER 31, 2009
                                               ------- ---------- -------- -----------------
                                                              (In Thousands)
ASSETS:
Fixed maturity securities, available for sale. $   --  $3,383,659 $353,057    $3,736,716
Fixed maturity securities trading.............     --          --   13,356        13,356
Equity securities, available for sale.........  4,954       3,662    1,019         9,635
Partnerships and other invested assets........     --          --    3,431         3,431
Short-term investments........................     --     274,831       --       274,831
Derivative assets.............................     --          60       --            60
Separate account assets.......................  1,903          --       --         1,903
                                               ------  ---------- --------    ----------
   Total...................................... $6,857  $3,662,212 $370,863    $4,039,932
                                               ======  ========== ========    ==========
LIABILITIES:
Policyholder contract deposits................ $   --  $       -- $  3,086    $    3,086
                                               ======  ========== ========    ==========

                                                                           TOTAL FAIR VALUE
                                               LEVEL 1  LEVEL 2   LEVEL 3  DECEMBER 31, 2008
                                               ------- ---------- -------- -----------------
                                                              (In Thousands)
ASSETS:
Fixed maturity securities, available for sale. $   --  $3,072,174 $301,602    $3,373,776
Fixed maturity securities trading.............     --          --   13,803        13,803
Equity securities, available for sale.........  2,703       4,851      833         8,387
Partnerships and other invested assets........     --       4,539    4,199         8,738
Short-term investments........................     --      60,570       --        60,570
Derivative assets.............................      4       1,859       --         1,863
Separate account assets.......................  2,154          --       --         2,154
                                               ------  ---------- --------    ----------
   Total...................................... $4,861  $3,143,993 $320,437    $3,469,291
                                               ======  ========== ========    ==========
LIABILITIES:
Policyholder contract deposits................ $   --  $       -- $  1,135    $    1,135
Derivative liabilities........................      1          --       --             1
                                               ------  ---------- --------    ----------
   Total...................................... $    1  $       -- $  1,135    $    1,136
                                               ======  ========== ========    ==========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Recurring Fair Value Measurements (continued)

At December 31, 2009, Level 3 assets totaled $370.9 million, representing 6.51 percent of total assets, and Level 3 liabilities totaled $3.1 million, representing .06 percent of total liabilities.

The following tables present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2009 and 2008:

                                                   Net                                                     Changes in
                                                Realized                                                   Unrealized
                                                   and                                                        Gains
                                               Unrealized                Purchases,                        (Losses) on
                                                  Gains     Accumulated     Sales                          Instruments
                                    Balance at  (Losses)       Other      Issuances  Transfers  Balance at   Held at
Twelve Months Ended December 31,    Beginning  included in Comprehensive     and     In (Out) /   End of     End of
2009                                of Period  Income (a)  Income (Loss) Settlements   Other      Period     Period
--------------------------------    ---------- ----------- ------------- ----------- ---------- ---------- -----------
                                                                      (In Thousands)
Assets:
Fixed maturity securities,
  available for sale...............  $301,602   $ (31,469)   $(29,137)    $ (35,004)  $147,065   $353,057    $    --
Fixed maturity securities trading..    13,803      (1,090)         --           643         --     13,356      2,707
Equity securities, available for
  sale.............................       833         (13)         63           136         --      1,019         --
Partnerships and other invested
  assets...........................     4,199         (34)       (335)       (1,310)       911      3,431         --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $320,437   $ (32,606)   $(29,409)    $ (35,535)  $147,976   $370,863    $ 2,707
                                     ========   =========    ========     =========   ========   ========    =======
Liabilities:
Policyholder contract deposits.....  $  1,135   $     521    $     --     $   1,430   $     --   $  3,086    $    --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $  1,135   $     521    $     --     $   1,430   $     --   $  3,086    $    --
                                     ========   =========    ========     =========   ========   ========    =======

                                                   Net                                                     Changes in
                                                Realized                                                   Unrealized
                                                   and                                                        Gains
                                               Unrealized                Purchases,                        (Losses) on
                                                  Gains     Accumulated     Sales                          Instruments
                                    Balance at  (Losses)       Other      Issuances  Transfers  Balance at   Held at
Twelve Months Ended December 31,    Beginning  included in Comprehensive     and     In (Out) /   End of     End of
2008                                of Period  Income (a)  Income (Loss) Settlements   Other      Period     Period
--------------------------------    ---------- ----------- ------------- ----------- ---------- ---------- -----------
Assets:                                                               (In Thousands)
Fixed maturity securities,
  available for sale...............  $297,970   $ (87,901)   $ (2,893)    $ (37,193)  $131,619   $301,602    $    --
Fixed maturity securities trading..        --      (3,797)         --        17,600         --     13,803     (3,797)
Equity securities, available for
  sale.............................       650          (4)     (1,137)         (750)     2,074        833         --
Securities lending collateral......   191,204    (113,471)     30,364      (220,936)   112,839         --         --
Partnerships and other invested
  assets...........................     5,328        (529)        148          (748)        --      4,199         --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $495,152   $(205,702)   $ 26,482     $(242,027)  $246,532   $320,437    $(3,797)
                                     ========   =========    ========     =========   ========   ========    =======
Liabilities:
Policyholder contract deposits.....  $    430   $     580    $     --     $     125   $     --   $  1,135    $    --
                                     --------   ---------    --------     ---------   --------   --------    -------
   Total...........................  $    430   $     580    $     --     $     125   $     --   $  1,135    $    --
                                     ========   =========    ========     =========   ========   ========    =======

--------
(a)Net realized and unrealized gains and losses shown above are reported in the statements of income (loss) as net realized capital gains (losses)

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of variable account assets are completely offset in the statements of income (loss) and comprehensive income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the tables above.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE (CONTINUED)

Fair Value Option - Fixed Maturity Securities, Trading

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company has elected fair value accounting, in accordance with the Fair Value Option accounting standard adopted on January 1, 2008, for its economic interest in ML II. The Company recorded losses of $1.1 million and $3.8 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

Mortgage and other loans: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                 OTHER-THAN-
                                      COST OR     GROSS      GROSS    ESTIMATED   TEMPORARY
                                     AMORTIZED  UNREALIZED UNREALIZED   FAIR     IMPAIRMENTS
DECEMBER 31, 2009                      COST        GAIN       LOSS      VALUE    IN AOCI (A)
-----------------                    ---------- ---------- ---------- ---------- -----------
                                                         (In Thousands)
Fixed maturity securities:
Corporate securities:
       Investment-grade............. $2,272,881  $146,726  $ (23,709) $2,395,898  $     --
       Below investment-grade.......    220,423    19,534     (6,848)    233,109        --
   Mortgage-backed securities*......  1,106,881    34,748   (211,177)    930,452     6,256
   U.S. government obligations......    127,126     4,068         --     131,194   (53,420)
   Foreign governments..............     19,345     1,916         --      21,261        --
   State and political subdivisions.     25,490       210       (898)     24,802        --
                                     ----------  --------  ---------  ----------  --------
Total fixed maturity securities..... $3,772,146  $207,202  $(242,632) $3,736,716  $(47,164)
                                     ==========  ========  =========  ==========  ========
Equity securities................... $    7,138  $  3,129  $    (619) $    9,648  $     --
                                     ==========  ========  =========  ==========  ========

--------
(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                      COST OR     GROSS      GROSS    ESTIMATED
                                     AMORTIZED  UNREALIZED UNREALIZED   FAIR
DECEMBER 31, 2008                      COST        GAIN       LOSS      VALUE
-----------------                    ---------- ---------- ---------- ----------
                                                   (In Thousands)
Fixed maturity securities:
   Corporate securities:
       Investment-grade............. $2,472,143  $ 76,391  $(224,570) $2,323,964
       Below investment-grade.......    192,608       857     (8,736)    184,729
   Mortgage-backed securities*......    840,456    20,794    (73,937)    787,313
   U.S. government obligations......     24,600     6,411       (112)     30,899
   Foreign governments..............     19,432     2,609       (133)     21,908
   State and political subdivisions.     25,694       127       (858)     24,963
                                     ----------  --------  ---------  ----------
Total fixed maturity securities..... $3,574,933  $107,189  $(308,346) $3,373,776
                                     ==========  ========  =========  ==========
Equity securities................... $    8,557  $    128  $    (286) $    8,399
                                     ==========  ========  =========  ==========

--------
* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2009 and 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.1 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The following table summarizes the Company's gross unrealized losses and fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008:

                                 LESS THAN 12 MONTHS    12 MONTHS OR MORE           TOTAL
                                --------------------- --------------------- ---------------------
                                           UNREALIZED            UNREALIZED            UNREALIZED
                                FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                ---------- ---------- ---------- ---------- ---------- ----------
  (In Thousands)
DECEMBER 31, 2009
   Fixed Maturities............  $630,784   $125,196   $572,885   $117,436  $1,203,669  $242,632
   Equity Securities...........     3,643        347        661        272       4,304       619
   Other Long Term Investments.        --         --      2,135        259       2,135       259
                                 --------   --------   --------   --------  ----------  --------
   Total.......................  $634,427   $125,543   $575,681   $117,967  $1,210,108  $243,510
                                 ========   ========   ========   ========  ==========  ========

                                 LESS THAN 12 MONTHS    12 MONTHS OR MORE           TOTAL
                                --------------------- --------------------- ---------------------
                                           UNREALIZED            UNREALIZED            UNREALIZED
                                FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                ---------- ---------- ---------- ---------- ---------- ----------
  (In Thousands)
DECEMBER 31, 2008
   Fixed Maturities............ $1,153,885  $180,649   $672,716   $127,697  $1,826,601  $308,346
   Equity Securities...........      5,660       286         --         --       5,660       286
   Other Long Term Investments.         --        --      1,068         49       1,068        49
                                ----------  --------   --------   --------  ----------  --------
   Total....................... $1,159,545  $180,935   $673,784   $127,746  $1,833,329  $308,681
                                ==========  ========   ========   ========  ==========  ========

As of December 31, 2009, the Company held 325 individual fixed maturity and equity securities that were in an unrealized loss position, of which 119 individual securities were in a continuous unrealized loss position for 12 months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.1 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009:

                                                                     TOTAL FIXED MATURITY
                                                                         AVAILABLE FOR
                                                                        SALE SECURITIES
                                                                  ---------------------------
                                                                                    MARKET
                                                                  AMORTIZED COST    VALUE
                                                                  -------------- ------------
                                                                        (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less.......................................  $     95,805  $     96,200
   Due after one year through five years.........................       769,623       800,563
   Due after five years through ten years........................     1,014,748     1,055,674
   Due after ten years...........................................       785,089       853,827
Mortgage-backed securities.......................................     1,106,881       930,452
                                                                   ------------  ------------
Total fixed maturity securities..................................  $  3,772,146  $  3,736,716
                                                                   ============  ============

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $533 million, $390 million and $508 million during 2009, 2008 and 2007, respectively.

As of December 31, 2009 and 2008, the Company held fixed maturity securities with a carrying value of $360 million and $411 million, respectively, to satisfy the requirements of various state insurance departments.

Trading Securities

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of the RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2009 and 2008 were $2.7 million and $(3.8) million, respectively.

See Note 7 herein for additional information regarding AIG's U.S. Securities Lending Program ("the Securities Lending Program") and the sale of the RMBS to ML II.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.2 MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $351.8 million representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. The Company does not currently have any foreign commercial mortgage loans.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2009, were as follows:

State       # of Loans Amount*  Apartments Offices  Retails Industrials Hotels  Others  % of Total
-----       ---------- -------- ---------- -------- ------- ----------- ------- ------- ----------
                                         (In Thousands)
New York...     12     $ 82,432  $14,816   $ 49,346 $13,159   $    --   $    -- $ 5,111    23.4%
California.      5       33,848       --     27,454      --     6,394        --      --     9.6%
Florida....     10       29,053       --     19,884   8,376       793        --      --     8.3%
Georgia....      6       23,297    1,699         --   2,115    11,296        --   8,187     6.6%
Texas......      5       23,066       --      1,829   7,158    14,079        --      --     6.6%
Other......     35      160,109   37,093     23,376  39,849     9,014    23,082  27,695    45.5%
                --     --------  -------   -------- -------   -------   ------- -------   -----
                73     $351,805  $53,608   $121,889 $70,657   $41,576   $23,082 $40,993   100.0%
                ==     ========  =======   ======== =======   =======   ======= =======   =====

--------
*  Excludes portfolio valuation allowance

The following details the Company's mortgage and other loan valuation allowance activity for the years ended December 31:

                                                     2009  2008 2007
                                                    ------ ---- ----
                                                     (In Thousands)
           Allowance, beginning of year............ $   -- $--  $--
              Additions to allowance for losses....  4,435  --   --
              Charge-offs, net of recoveries.......     --  --   --
                                                    ------ ---  ---
           Allowance, end of year.................. $4,435 $--  $--
                                                    ====== ===  ===

The Company did not have any impaired mortgage loans as of December 31, 2009 and 2008, respectively.

4.3 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                               2009     2008      2007
                                             -------- --------  --------
                                                   (In Thousands)
       Investment income:
          Fixed maturities.................. $260,412 $264,703  $219,676
          Equity securities.................      531      890     1,354
          Mortgage loans on real estate.....   22,297   22,090    24,369
          Policy loans......................   14,140   13,264    13,230
          Other long-term investments.......    4,956   (3,292)    4,353
          Short-term investments............    1,059    2,742     2,898
          Investment income from affiliates.    6,555    7,313     6,918
          Securities lending................      172    7,330       930
          Interest on reinsurance recapture.       --       --    43,751
                                             -------- --------  --------
       Gross investment income..............  310,122  315,040   317,479
       Investment expenses..................    4,332    2,709     2,420
                                             -------- --------  --------
       Net investment income................ $305,790 $312,331  $315,059
                                             ======== ========  ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.4 NET REALIZED INVESTMENT GAINS (LOSSES)

The net realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                     2009       2008      2007
                                                   --------  ---------  --------
                                                           (In Thousands)
Sales of fixed maturities:
   Gross gains.................................... $ 18,726  $  93,301  $  6,458
   Gross losses...................................   (6,746)  (120,089)   (8,769)
Sales of equity securities:
   Gross gains....................................      954        111     1,519
   Gross losses...................................     (263)       (26)   (1,307)
Partnerships and other invested assets:
   Gross gains....................................    2,743         --     1,013
   Gross losses...................................   (4,533)    (2,683)   (1,300)
Derivatives:
   Gross gains....................................       --      2,138        --
   Gross losses...................................   (3,475)   (20,309)   (1,606)
Securities lending collateral, including
  other-than-temporary impairments................     (376)  (355,146)  (18,881)
Other-than-temporary impairments:
   Total other-than-temporary impairments on
     available for sale securities................  (72,595)  (515,832)  (31,799)
   Portion of other-than-temporary impairments on
     available for sale fixed maturity securities
     recognized in Accumulated other
     comprehensive loss...........................   (5,474)        --        --
                                                   --------  ---------  --------
Net other-than-temporary impairments on available
  for sale securities recognized in net income
  (loss)..........................................  (78,069)  (515,832)  (31,799)
Other-than-temporary impairments on all other
  investments.....................................     (338)      (393)     (489)
                                                   --------  ---------  --------
Net realized investment (losses) before taxes..... $(71,377) $(918,928) $(55,161)
                                                   ========  =========  ========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

4.5 CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company at December 31, 2009:

                                                          (In Thousands)
                                                          --------------
       NINE MONTHS ENDED DECEMBER 31, 2009...............
       Balance, March 31, 2009...........................    $     --
       Increases due to:
          Credit losses remaining in accumulated deficit
            related to adoption of new
            other-than-temporary impairment standard.....     152,971
          Credit impairments on new securities subject
            to impairment losses.........................       4,721
          Additional credit impairments on previously
            impaired securities..........................      38,371
       Reductions due to:
          Credit impaired securities fully disposed of
            for which there was no prior intent or
            requirement to sell..........................     (14,233)
          Accretion on securities previously impaired
            due to credit................................      (2,088)
                                                             --------
       Balance, December 31, 2009........................    $179,742
                                                             ========

4.6 NON-INCOME PRODUCING ASSETS

The amount of non-income producing assets was insignificant.

4.7 INVESTMENTS GREATER THAN 10 PERCENT OF SHAREHOLDER'S EQUITY

At December 31, 2009, the Company's investments included two investments in a single entity that exceeded 10 percent of the Company's shareholder's equity. One investment was Senior Notes from AIG Life Holdings ("AIGLH"), formerly American General Corporation, of $122 million as reported in Note 14. The other investment was in short term money market investments of $423 million.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                   DERIVATIVE ASSETS   DERIVATIVE LIABILITIES
                                                  -------------------- ----------------------
                                                   NOTIONAL    FAIR     NOTIONAL     FAIR
                                                  AMOUNT (A) VALUE (B) AMOUNT (A)  VALUE (B)
                                                  ---------- --------- ----------  ---------
                                                               (In Thousands)
DECEMBER 31, 2009
Derivatives not designed as hedging instruments:
   Foreign exchange contracts....................    $--        $--     $15,535      $649
                                                     ---        ---     -------      ----
Total derivatives................................    $--        $--     $15,535      $649
                                                     ===        ===     =======      ====

                                                  DERIVATIVE ASSETS  DERIVATIVE LIABILITIES
                                                  ------------------ ----------------------
                                                  NOTIONAL
                                                   AMOUNT    FAIR     NOTIONAL     FAIR
                                                    (A)    VALUE (B) AMOUNT (A)  VALUE (B)
                                                  -------- --------- ----------  ---------
                                                              (In Thousands)
DECEMBER 31, 2008
Derivatives not designed as hedging instruments:
   Foreign exchange contracts.................... $15,000    $591       $--         $--
                                                  -------    ----       ---         ---
Total derivatives................................ $15,000    $591       $--         $--
                                                  =======    ====       ===         ===

--------
(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b)Fair value amounts are shown before the effects of counterparty adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

Foreign exchange contracts of the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Derivative instruments are reported as assets or liabilities based on the Company's net position with each counterparty, in accordance with the Company's signed master netting agreements. The derivative instruments reported in the preceding table are recorded in the balance sheets at fair value as follows:

                                                     2009   2008
                                                    -----   -----
                                                    (In Thousands)
                Derivative assets.................. $  --   $ 591
                Derivative liabilities.............   649      --
                                                    -----   -----
                Total net derivative asset
                  (liability)...................... $(649)  $ 591
                                                    =====   =====

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, in net realized investment gains (losses) in the statements of income (loss):

                                                         2009    2008
                                                       -------  ------
                                                       (In Thousands)
         Derivatives not designed as hedging
           instruments:
            Foreign exchange contracts................ $(1,152) $2,138
                                                       -------  ------
         Total gain (loss) recognized in earnings..... $(1,152) $2,138
                                                       =======  ======

The Company issues certain equity-indexed universal life and annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in Policyholder contract deposits of the balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009, the Company had $0.6 million of derivative liabilities and at December 31, 2008 had $0.6 million of derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

INDEX OPTIONS

All index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products and for the risks associated with contract features. Such options generally have terms of one, two or five years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                                2009           2008
                                           -------------- --------------
                                           NOTIONAL FAIR  NOTIONAL FAIR
                                            AMOUNT  VALUE  AMOUNT  VALUE
                                           -------- ----- -------- -----
                                                  (In Thousands)
       Puts and Calls:
          One-year (or less) contracts....   $--     $--   $1,645   $ 4
          Two-year contracts..............    --      --       --    --
          Five-year contracts.............    --      --       --    --

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

6. VARIABLE INTEREST ENTITIES ("VIE")

The accounting standard related to the consolidation of variable interest entities provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company had no off balance sheet exposure associated with VIEs at December 31, 2009 or 2008.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                            MAXIMUM
                                                        EXPOSURE TO LOSS
                                                        ON-BALANCE SHEET
                                                       ------------------
                                            TOTAL VIE    PURCHASED AND
                                             ASSETS    RETAINED INTERESTS
                                           ----------- ------------------
                                                   (In Thousands)
       DECEMBER 31, 2009
       Maiden Lane II..................... $15,911,177      $13,356
       DECEMBER 31, 2008
       Maiden Lane II..................... $19,190,000      $13,803

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                                       AT DECEMBER 31,
                                                       ---------------
                                                        2009    2008
                                                       ------- -------
                                                       (In Thousands)
         Assets:
            Trading securities (Maiden Lane II)....... $13,356 $13,803

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 herein for further discussion.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, the Company purchased corporate credit and other asset-backed securities at fair values totaling $80.7 million from the Securities Lending Program's collateral account.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                                      (In Thousands)
                                                                                      --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending collateral:
   Net realized gains (losses) on RMBS sold to ML II.................................   $ (38,422)
   Net realized gains (losses) on all other asset sales..............................     (38,416)
   Realized losses due to other-than-temporary declines in value.....................    (318,166)
                                                                                        ---------
       Total.........................................................................   $(395,004)
                                                                                        =========
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities...................................................   $ (15,702)
   Forward purchase commitments......................................................     (19,699)
                                                                                        ---------
       Total.........................................................................   $ (35,401)
                                                                                        =========

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                        DECEMBER 31,
                                                        -------------
                                                          2009   2008
                                                        ------  ------
                                                        (In Thousands)
          Undistributed Securities Lending Program
            assets, in short term investments..........  $ --   $3,851
          Receivable from affiliated Agent, in amounts
            due from related parties...................    --    3,367

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Maiden Lane II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month London Interbank Offered Rate ("LIBOR") plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

8. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the activity in deferred acquisition costs:

                                                           2009      2008      2007
                                                         --------  --------  --------
                                                                (In Thousands)
Balance at January 1.................................... $377,624  $301,950  $282,288
Capitalization..........................................   17,874    37,853    64,122
Amortization (a)........................................  (42,349)   (4,413)  (97,619)
Effect of unrealized gains and losses on securities (b).  (73,563)   42,234    15,853
Reinsurance transfer....................................       --        --    37,306
                                                         --------  --------  --------
Balance at December 31.................................. $279,586  $377,624  $301,950
                                                         ========  ========  ========

--------
(a)In 2009, a decrease of $39.3 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.

(b)In 2009, an increase of $39.3 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. There were no prospective unlockings implemented in 2009, 2008 or 2007.

During 2009, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $1.3 billion of reserves and $106 million of DAC at the point of conversion. During 2008, the corresponding amounts were approximately $41.3 million of reserves and $43.6 million of DAC.

9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

The analysis of the policyholder contract deposits and future policy benefits at December 31, 2009 and 2008 follows:

                                                 2009       2008
                                              ---------- ----------
                                                 (In Thousands)
             POLICYHOLDER CONTRACT DEPOSITS:
             Annuities....................... $  304,528 $  310,129
             Universal life..................  1,728,628  1,767,710
             Other contract deposits.........     22,444     23,617
                                              ---------- ----------
                                              $2,055,600 $2,101,456
                                              ========== ==========

                                                 2009       2008
                                              ---------- ----------
                                                 (In Thousands)
             FUTURE POLICY BENEFITS:
             Ordinary life................... $  654,552 $  670,146
             Group life......................    116,364    101,184
             Payout annuities................    163,466    168,962
             Accident and health.............    627,508    679,126
                                              ---------- ----------
                                              $1,561,890 $1,619,418
                                              ========== ==========

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

(a) The liability for policyholder contract deposits has been established based on the following assumptions:

    (i)Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 2.5 percent to 5.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8 percent grading to zero over a period of not longer than 6 years.

   (ii)The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 1.0 percent to 8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 12.0 percent of the fund balance and grade to 0 percent over a period not longer than 20 years.

(b) The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 1.90 percent to 13.50 percent.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. These limits were increased from lower amounts on April 11, 2007.

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For LTD, the Company reinsures risks in excess of $6 thousand of monthly disability income.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

Effective October 1, 1998, the Company entered into an agreement to cede 49 percent of its New York and 100 percent of its non-New York group life (excluding permanent policies) and group accident and health business to an affiliated entity, American General Assurance Company ("AGAC"). This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. Effective January 1, 2007, the Company recaptured this group business from AGAC. The net liabilities transferred from AGAC to the Company totaled $749 million. As a result of the recapture, the Company recorded a $33 million pretax gain. Additionally, the Company deferred a $37 million ceding commission paid to AGAC and is amortizing it over a two year period, the average rate guarantee period.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. At December 31, 2009 and 2008, these assets and the related reserves totaled approximately $123.3 million and $105.9 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2009 and 2008 was a pre-tax expense of approximately $4.3 million and $4.8 million, respectively, representing the risk charge associated with the coinsurance agreement.

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2009, 2008 and 2007 is presented below:

                                                                                               PERCENTAGE
                                                                                               OF AMOUNT
                                                                                                ASSUMED
DECEMBER 31, 2009                                GROSS         CEDED     ASSUMED      NET        TO NET
-----------------                             ------------ ------------  -------  ------------ ----------
(In Thousands)
Life Insurance in Force...................... $127,216,118 $(24,039,021) $    --  $103,177,097     0.0%
                                              ============ ============  =======  ============
Premiums:
   Life...................................... $    266,903 $   (121,252) $    --  $    145,651     0.0%
   Accident and Health.......................      284,844      (10,114)  (1,389)      273,341    -0.5%
   Annuity...................................        4,154           --       --         4,154     0.0%
                                              ------------ ------------  -------  ------------
   Total Premiums............................ $    555,901 $   (131,366) $(1,389) $    423,146    -0.3%
                                              ============ ============  =======  ============

                                                                                               PERCENTAGE
                                                                                               OF AMOUNT
                                                                                                ASSUMED
DECEMBER 31, 2008                                GROSS         CEDED     ASSUMED      NET        TO NET
-----------------                             ------------ ------------  -------  ------------ ----------
(In Thousands)
Life Insurance in Force...................... $133,615,477 $(26,528,788) $    --  $107,086,689     0.0%
                                              ============ ============  =======  ============
Premiums:
   Life...................................... $    292,199 $   (122,407) $    --  $    169,792     0.0%
   Accident and Health.......................      356,327      (13,163)  (2,388)      340,776    -0.7%
   Annuity...................................        6,489           --       --         6,489     0.0%
                                              ------------ ------------  -------  ------------
   Total Premiums............................ $    655,015 $   (135,570) $(2,388) $    517,057    -0.5%
                                              ============ ============  =======  ============

                                                                                               PERCENTAGE
                                                                                               OF AMOUNT
                                                                                                ASSUMED
DECEMBER 31, 2007                                GROSS         CEDED     ASSUMED      NET        TO NET
-----------------                             ------------ ------------  -------  ------------ ----------
(In Thousands)
Life Insurance in Force...................... $135,539,157 $(27,875,576) $ 1,180  $107,664,761     0.0%
                                              ============ ============  =======  ============
Premiums:
   Life...................................... $    299,767 $   (104,679) $  (654) $    194,434    -0.3%
   Accident and Health.......................      374,515      (27,174)     (43)      347,298     0.0%
   Annuity...................................       10,743          (14)     514        11,243     4.6%
                                              ------------ ------------  -------  ------------
   Total Premiums............................ $    685,025 $   (131,867) $  (183) $    552,975     0.0%
                                              ============ ============  =======  ============

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

For the years ended December 31, 2009, 2008 and 2007, reinsurance recoveries reduced death and other benefits by $84 million, $87 million and $113 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                   2009   2008    2007
                                                  -----  ------  ------
                                                     (In Thousands)
         Premium ceded........................... $ 314  $1,770  $2,552
         Benefits ceded..........................  (619)     (1)     32
         Reinsurance recoverable - paid losses...    92      92      95
         Reinsurance recoverable - unpaid losses.   495   1,256   1,251

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                          YEAR ENDED
                          DECEMBER 31   RENT EXPENSE
                          -----------  --------------
                                       (In Thousands)
                           2010....... $        3,142
                           2011.......          3,144
                           2012.......          3,116
                           2013.......          2,898
                                       --------------
                             Total.... $       12,300
                                       ==============

Net rent expense incurred in 2009, 2008 and 2007 was $3.1 million, $2.8 million and $3.3 million, respectively.

Investment Commitments

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2009, the Company had $3.5 million of unfunded commitments.

At December 31, 2009, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

CONTINGENT LIABILITIES

Superior National Matter

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind the Superior National contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition, and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, the arbitration panel issued a Final Interim Award. By a 2-1 majority, the panel denied the Company's claim for rescission, but "reformed" the May 1, 1998 contract to reduce the Company's total liability by 10 percent.

In the December 30, 2004 award, the arbitration panel also scheduled further briefing on whether the panel had continuing jurisdiction to hear and determine in a second phase what amounts are properly payable under the contract. The panel ruled that it had such jurisdiction, and adopted a schedule to resolve the cedents' outstanding request for payment.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

On December 6, 2006, the arbitration panel issued an award entitled "Phase II Interim Award," which adjudicated the Company's claim to disallow certain portions of the Cedents' reinsurance billing and required further submissions on the rate of interest to be applied. On February 1, 2007, the panel issued another award entitled "Phase II Interim Final Award" to address the rate of interest issue. On February 18, 2007, the panel issued a third award, entitled "Phase II Final Arbitration Award" summarizing all of the relief granted in the Phase II awards.

On February 5, 2007, the Company filed a Petition to Vacate (and supporting papers) in the United States District Court for the Central District of California seeking to vacate the Phase II awards as well as the December 30, 2004 Final Interim Award issued in the Phase I proceeding. The cedents filed their own separate petition to confirm the results of Phase II. By order dated June 25, 2007, the court denied the Company's petition to vacate and granted cedents' petition to confirm, and on the same date entered judgment against the Company upon the confirmed award in the amount of $443.5 million, which represented the liability to the Company for billings received through February 2007 plus accrued interest.

The Company filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit from the lower court's June 25, 2007 order and judgment, and posted a $600 million supersedeas bond to obtain a stay of execution of judgment while the Company pursued an appeal to the Ninth Circuit. The Ninth Circuit heard oral argument on November 19, 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

CONTINGENT LIABILITIES (CONTINUED)

Superior National Matter (continued)

On January 4, 2010, the Ninth Circuit denied the Company's appeal and affirmed the arbitration award in favor of Superior National Insurance Company in Liquidation ("SNICIL"). As of December 31, 2009, the award, including interest, amounted to $517 million.

On January 19, 2010, the Company filed a petition for a rehearing before the entire Ninth Circuit panel of judges. The Ninth Circuit, in turn, directed SNICIL to file a response to the Company's petition.

On March 19, 2010, the Ninth Circuit denied the petition for rehearing. On March 25, 2010, the Company filed a motion to stay the mandate for entry of judgment pending a filing of a petition for certiorari in the Supreme Court of the United States. On March 28, 2010, the Ninth Circuit granted the motion to stay.

AIG Life Holdings (US), Inc. (formerly American General Corporation) has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty. The Company, with the approval of the New York State Department of Insurance, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Department of Insurance to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. AIG Life Holdings
(US), Inc. (formerly American General Corporation) will continue to make capital contributions as required.

In 2007, the Company recorded a $55 million pre-tax gain, prior to allocated investment income, related to the Superior National treaty, driven principally by the Company's resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National treaty. The pre-tax gain included an increase in assumed reserves of $25 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the third quarter of 2007.

In 2008, the Company recorded a $29 million pre-tax loss, prior to allocated investment income, related to the Superior National treaty, driven principally by the accretion of interest and present-value discount. The pre-tax loss included an increase in assumed reserves of $1 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the first quarter of 2009.

In 2009, the Company recorded a $29 million pre-tax loss, prior to allocated investment income, related to the Superior National treaty, driven principally by the accretion of interest and present-value discount.

As of December 31, 2009, the Company recorded a liability of $639 million, which represents a decrease of $23 million over the December 31, 2008 recorded liability of $662 million. This decrease was driven by a draw-down of $53 million from Special California Schedule P deposits to reimburse Superior National for claim amounts billed subsequent to the February 2007 arbitration ruling and offset by increases in interest charges.

Amounts recorded for ultimate losses under the Superior National treaty represent management's estimate as of December 31, 2009, assuming the legal steps noted above are wholly or mainly unsuccessful.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

CONTINGENT LIABILITIES (CONTINUED)

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements, and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2009 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the U.S. Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlements, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                    2009     2008    2007
                                                  -------- -------- ------
                                                       (In Thousands)
     Cash from Parent............................ $150,000 $     -- $   --
     Contributions related to Securities Lending
        Program (see note 7).....................       --  309,095  2,197
                                                  -------- -------- ------
            Total cash contributions.............  150,000  309,095  2,197
     All other non cash contributions............      728       --     --
                                                  -------- -------- ------
            Total capital contributions.......... $150,728 $309,095 $2,197
                                                  ======== ======== ======

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                              2009       2008      2007
                                                           ---------  ---------  --------
                                                                   (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 210,331  $ 107,317  $125,487
   Gross unrealized losses................................  (243,251)  (308,632)  (76,428)
Net unrealized gains (losses) on other invested assets....         9        346   (89,692)
Adjustments to DAC........................................     1,013     35,316    (6,918)
Deferred federal and state income tax benefit.............    14,360     57,979    16,643
                                                           ---------  ---------  --------
Accumulated other comprehensive loss...................... $ (17,538) $(107,674) $(30,908)
                                                           =========  =========  ========

Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Superintendent of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the State Superintendent is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. No dividends can be paid in 2010 without prior approval of the State Superintendent as the Company has negative unassigned surplus as of December 31, 2009.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

There were no permitted practices used by the Company at December 31, 2009.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                   2009      2008      2007
                                                 -------- ---------  --------
                                                        (In Thousands)
   Statutory net income (loss) for the year..... $193,876 $(630,605) $ 69,398
   Statutory capital and surplus at year-end.... $488,892 $ 261,253  $465,549

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                        2009      2008      2007
                                       ------- ---------  --------
                                              (In Thousands)
             Current.................. $15,336 $(142,629) $122,914
             Deferred.................   8,623   175,370   (64,184)
                                       ------- ---------  --------
             Total income tax expense. $23,959 $  32,741  $ 58,730
                                       ======= =========  ========

The US statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                     2009      2008      2007
                                                   -------  ---------  -------
                                                          (In Thousands)
US federal income tax (benefit) at statutory rate. $19,308  $(264,618) $55,522
Adjustments:
   Valuation allowance............................     872    293,325       --
   State income taxes.............................   3,973      4,104    3,295
   Prior year corrections.........................     (72)        50        7
   Other credits, taxes and settlement............    (122)      (120)     (94)
                                                   -------  ---------  -------
Total income tax expense.......................... $23,959  $  32,741  $58,730
                                                   =======  =========  =======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                            2009       2008
                                                         ---------  ---------
                                                            (In Thousands)
 Deferred tax assets:
 Basis differential of investments...................... $  81,258  $ 190,226
 Policy reserves........................................   148,519    148,374
 Excess capital losses..................................   157,405    136,282
 Net unrealized losses on debt and equity securities
   available for sale...................................    11,164     63,297
 State deferred tax assets..............................     4,974      4,680
 Other..................................................        99         --
                                                         ---------  ---------
 Total deferred tax assets before valuation allowance...   403,419    542,859
 Valuation allowance....................................  (218,408)  (293,325)
                                                         ---------  ---------
 Net deferred tax assets after valuation allowance......   185,011    249,534
                                                         ---------  ---------
 Deferred tax liabilities:
 Deferred policy acquisition costs......................   (51,453)   (69,726)
 Other..................................................   (16,320)   (11,766)
                                                         ---------  ---------
 Total deferred tax liabilities.........................   (67,773)   (81,492)
                                                         ---------  ---------
 Net deferred tax assets................................ $ 117,238  $ 168,042
                                                         =========  =========

At December 31, 2009, the Company had capital loss carryforwards expiring through the year 2014 of $411 million.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $403.4 million and concluded a $218.4 million valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit the exposure to the future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and the United States Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

The Company did not have any unrecognized tax benefits as of December 31, 2009 and 2008, respectively.

The company's tax returns are not currently under examination. The Company's taxable years 2001-2009 remain subject to examination by major tax jurisdictions.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the Department of the Treasury.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Events Related to AIG (continued)

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR. AIG also entered into a purchase agreement with the Department of the Treasury pursuant to which, among other things, AIG issued and sold to the Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Notes of Affiliates

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $241 thousand, $579 thousand and $579 thousand on the Notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively.

On September 15, 2006, the Company acquired a 5.57 percent Senior Note due September 15, 2011, issued by AIGLH, at a cost of $5 million.

On December 27, 2006, the Company acquired a 5.18 percent Senior Note due December 27, 2011, issued by AIGLH, at a cost of $117 million.

As of September 28, 2007, AIG Global Real Estate Investment Corp (an affiliate), assumed a commercial mortgage loan in the amount of $7 million. This mortgage loan had previously been unaffiliated.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Operating Agreements

The Company is party to various cost sharing agreements with its affiliates. During 2009, 2008 and 2007, the Company was charged $119.2 million, $144.4 million and $123.1 million, respectively, for expenses incurred by affiliates on its behalf.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 10.

Agreements with Affiliates

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminates on April 30, 2010 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

15. BENEFIT PLANS

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company sponsors a defined non-qualified retirement plan for the benefit of Selected Agents, which was frozen to new participants and contributions of existing participants, effective January 1, 2006. Effective August 1, 2007, the Company entered into a Pension Services Agreement with Diversified Investment Advisors ("DIA") to administer the plan. On October 1, 2007, the plan liabilities (approximately $17.8 million) were transferred to DIA. Under this agreement, plan participants can invest in a variety of stock, bond and fixed income mutual funds. As of December 31, 2007 the Company had a liability of $160 thousand related to this plan, which was disbursed in January 2008.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

16. ACCIDENT AND HEALTH RESERVES

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                               2009     2008     2007
                                                             -------- -------- --------
                                                                   (In Thousands)
Balance as of January 1, net of reinsurance recoverable..... $706,669 $647,271 $461,822
Add: Incurred losses related to:
Current year................................................   62,492  106,804   75,718
Prior years.................................................  118,057  154,598  101,899
                                                             -------- -------- --------
Total incurred losses.......................................  180,549  261,402  177,617
                                                             -------- -------- --------
Deduct: Paid losses related to:
Current year................................................   72,027  108,229   19,761
Prior years.................................................  149,452   93,775  (27,593)
                                                             -------- -------- --------
Total paid losses...........................................  221,479  202,004   (7,832)
                                                             -------- -------- --------
Balance as of December 31, net of reinsurance recoverable...  665,739  706,669  647,271
Reinsurance recoverable.....................................    1,443    1,840    1,246
                                                             -------- -------- --------
Balance as of December 31, gross of reinsurance recoverable. $667,182 $708,509 $648,517
                                                             ======== ======== ========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

AIG closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an AIG affiliate, and the majority of the Company's invested assets are currently managed by AMG.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

Additional information on AIG is publicly available in its regulatory filings with the SEC. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certificate of Resolution authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts. (11)

     (2) Section 5, the "Governing Law and Name of Surviving Corp." of the Agreement and Plan of Merger. (19)

(b)  Custodian Agreements.     Inapplicable.

(c)  Underwriting Contracts.

     (1)  Specimen form of Amended and Restated Distribution
          Agreement between The United States Life Insurance Company in the City of New York and American General Equity
          Services Corporation, dated September 22, 2009. (19)

     (2) Form of Schedule A as of January 1, 2011 to Amended and Restated Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, dated September 22, 2009. (19)

     (3)  Form of Selling Group Agreement. (19)

(d)  Contracts.

     (1)  Form of Group Flexible Premium Variable Life Insurance
          Policy - Non-Participating (Policy Form No. 21GVULD997).
          (11)

     (2)  Form of Group Flexible Premium Variable Life Insurance
          Certificate (Certificate Form No. 26GVULD997). (12)

     (3) Specimen form of Merger Endorsement for owners and participants residing in New York. (19)

(e)  Applications.

     (1)  Form of Application for Group Flexible Premium Variable
          Life Insurance Policy, Form No. 24COLI400NY. (3)

     (2) Form of Supplemental Application for Life Insurance, Form No. 24GVSUP997NY. (19)

     (3)   Form of Subaccount Transfer Request form. (13)

     (4)   Form of Premium Allocation form. (13)

     (5)   Form of Loan/Surrender Request form. (13)

     (6)   Form of Dollar Cost Averaging Request form. (13)

     (7)   Form of Change Request form. (5)

     (8)   Form of Reallocation and Rebalancing Request form. (13)

     (9)   Form of Automatic Rebalancing Request. (13)

     (10) Specimen Form of Life Insurance Application - Part A, Form No. AGLC100565-NY-2006. (8)

     (11) Specimen Form of Life Insurance Application - Part B, Form No. AGLC100566-NY-2006. (8)

     (12)  Specimen Form of Variable Universal Life Insurance
           Supplemental Application, Form No. AGLC103226-NY Rev
           0409. (9)

     (13)  Specimen Form of Service Request Form, Form No.
           AGLC103296-NY Rev0509. (10)

     (14)  Specimen Form of Limited Temporary Life Insurance
           Agreement, Form No. AGLC101431-NY-1006. (8)

     (15) Specimen Form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-NY-2006. (8)

     (16)  Form of Reinstatement or Reduction of Premium Rate
           Application for Life Insurance, Form No. AGLC100440-33. (8)

     (17)  Form of In-Force Change Application, Form No.
           AGLC100386-33. (8)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1)   Copy of the Bylaws of The United States Life Insurance
           Company in the City of New York, amended and restated
           December 14, 2010. (Filed herewith)

(g)  Reinsurance Contracts.

     (1) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (7)

     (2) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (7)

     (3) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (7)

     (4) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (7)

(h)  Participation Agreements.

     (1)(a)  Form of Participation Agreement among AIM Variable
             Insurance Funds (Invesco Variable Insurance Funds)
             (formerly AIM Variable Insurance Funds, Inc.), American International Life Assurance Company of New York and
             American General Equity Services Corporation (formerly AIG Equity Sales Corp.). (19)

     (1)(b) Form of Amendment No.1 to Participation Agreement among AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly AIM Variable Insurance Funds, Inc.), American International Life Assurance Company of New York and American General Equity Services Corporation (formerly AIG Equity Sales Corp.). (19)

     (1)(c) Form of Letter of Consent among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American International Life Assurance Company of New York, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (19)

     (2)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and American International Life Assurance Company of New York. (3)

     (2)(b) Form of Letter of Consent among AllianceBernstein Variable Products Series Fund, Inc., American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

       (3)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (1)

       (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and among American Century Investment Services, Inc. and The United States Life Insurance Company in the City of New York. (19)

       (4)(a) Form of Amended and Restated Fund Participation Agreement by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York. (Filed herewith)

       (5)(a) Form of Participation Agreement by and among Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, LLC, Credit Suisse Asset Management Securities, Inc. and American International Life Assurance Company of New
               York. (4)

       (5)(b) Form of Letter of Consent among Credit Suisse Trust, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

       (6)(a) Form of Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and American International Life Assurance Company of New York. (4)

       (6)(b) Form of Letter of Consent among Fidelity Variable Insurance Products Fund I, II, III and V, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

       (7)(a) Form of Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors
               Corporation and American International Life Assurance Company of New York. (4)

       (8)(a) Form of Participation Agreement by and among Variable Insurance Products Fund III, Fidelity Distributors
               Corporation and American International Life Assurance Company of New York. (4)

       (9)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (9)

       (9)(b)   Form of Amendment No. 1 to Amended and Restated
                Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton
                Distributors, Inc. (9)

       (9)(c) Form of Amendment to Participation Agreement, effective June 5, 2007 by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors,
                Inc. (14)

       (9)(d)   Form of Amendment No. 3 to Amended and Restated
                Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton
                Distributors, Inc. (9)

       (9)(e)   Form of Amendment No. 4 to Amended and Restated
                Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin/ Templeton
                Distributors, Inc. effective December 31, 2010. (19)

       (10)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and American International Life Assurance Company of New
                York. (5)

       (10)(b) Form of Letter of Consent among Goldman Sachs Variable Insurance Trust, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

       (11)(a) Form of Fund Participation Agreement by and among The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (10)

       (11)(b) Form of Fund/SERV Amendment to Participation Agreement by and between The United States Life Insurance Company of in the City of New York and J.P. Morgan Series Trust II dated as of October 1, 2007. (10)

       (11)(c) Form of Amendment No. 1 to Fund Participation Agreement between The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. (Filed herewith)

       (11)(d) Form of Indemnification Letter by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (9)

       (12)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and American International Life Assurance Company of New York. (2)

       (12)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) and American International Life Assurance Company of New York. (3)

       (12)(c) Form of Letter of Consent among The Universal Institutional Funds, Inc., American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

       (13)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and American International Life Assurance Company of New
                York. (5)

       (13)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and American International Life Assurance Company of New York. (5)

       (13)(c) Form of Letter of Consent among Neuberger Berman Advisers Management Trust, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

       (14)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and American International Life Assurance Company of New York. (4)

       (14)(b) Form of Letter of Consent among PIMCO Variable Insurance Trust, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

     (15)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation (formerly American General Securities Incorporated), VALIC Company I (formerly American General Series Portfolio Company) and The Variable Annuity Life Insurance Company. (16)

     (15)(b) Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation (formerly American General Securities Incorporated), VALIC Company I (formerly American General Series Portfolio Company) and The Variable Annuity Life Insurance
              Company. (17)

     (15)(c) Form of Third Amendment to Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance
              Company. (19)

     (16)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American International Life Assurance Company of New York. (4)

     (16)(b) Form of Letter of Consent among The Vanguard Group, Inc., Vanguard Variable Insurance Fund, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (19)

     (17)(a) Form of Administrative Services Agreement between American International Life Assurance Company of New York and A I M Advisors, Inc. (19)

     (18)(a) Amended and Restated Administrative Services Agreement between BlackRock Advisors, LLC, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York. (Filed herewith)

     (19)(a) Form of Administrative Services Agreement by and among Credit Suisse Asset Management, LLC and American
              International Life Assurance Company of New York. (4)

     (20)(a) Form of Sub-License Agreement between Fidelity Distributors Corporation and American International Life Assurance Company of New York. (19)

       (21)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (15)

       (22)(a) Form of Administrative Services Letter Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York (relating to J.P. Morgan Series Trust II). (1)

       (22)(b) Form of Amendment No. 1 to Administrative Services Letter Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York (relating to J.P. Morgan Series Trust
                II). (15)

       (23)(a) Form of PIMCO Variable Insurance Trust Services Agreement between PIMCO Variable Insurance Trust and American International Life Assurance Company of New York. (19)

       (24)(a) Form of Services Agreement between Pacific Investment Management Company and American International Life Assurance Company of New York. (19)

       (25)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM Investment Services, Inc. and American International Life Assurance Company of New York. (19)

       (26)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and American International Life Assurance Company of New York. (6)

       (27)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American International Life Assurance Company of New York. (6)

       (28)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American International Life Assurance Company of New York. (6)

       (29)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American International Life Assurance Company of New York. (6)

       (30)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American International Life Assurance Company of New York. (6)

  (31)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American International Life
           Assurance Company of New York. (6)

  (32)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and The United States Life Insurance Company in the City of New York. (10)

  (33)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Merrill Lynch (BlackRock) and American
           International Life Assurance Company of New York. (6)

  (34)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American International Life Assurance Company of New York. (6)

  (35)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American International Life Assurance Company of New York. (6)

  (36)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American International Life Assurance Company of New York. (6)

  (37)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American International Life Assurance Company of New York. (6)

  (38)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American International Life Assurance Company of New York. (6)

  (39)(a) Form of Administrative Services Agreement between American International Life Assurance Company of New York, Merrill Lynch Variable Series Funds, Inc. and FAM Distributors, Inc. (19)

  (40)(a) Form of Letter Agreement between American International Life Assurance Company of New York and BlackRock
           Distributors, Inc. (19)

  (41)(a)  Form of Amendment No. 4 to Administrative Services
           Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton
           Services, LLC. effective December 31, 2010. (19)

(i)  Administrative Contracts.

     (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective
             February 1, 2004. (9)

     (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (9)

     (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (9)

     (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (9)

     (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998. (9)

     (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective
             January 1, 2002. (9)

     (2)(f) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1,
             2004. (9)

     (2)(g) Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (9)

     (2)(h) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (9)

(j)  Other Material Contracts.

     (1)     General Guarantee Agreement from National Union Fire
             Insurance Company of Pittsburgh, Pa. on behalf of American International Life Assurance Company of New York. (19)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on March 31, 2010. (19)

     (3) Notice of Termination of AIG Support Agreement between American International Life Assurance Company of New York and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I. (19)

     (4) Specimen form of Agreement and Plan of Merger including the Charter of The United States Life Insurance Company in the City of New York as the Surviving Corporation. (19)

     (5)     Unconditional Capital Maintenance Agreement between
             American International Group, Inc. and The United States Life Insurance Company in the City of New York. (Filed herewith)

(k)  Legal Opinion.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Chief Counsel of American General Life Companies, LLC. (19)

(l)  Actuarial Opinion.     Not applicable.

(m)  Calculation.     None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements.     None

(p)  Initial Capital Agreements.     None

(q)  Redeemability Exemption.

     (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2011. (Filed herewith)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance
          Company of Pittsburgh, Pa. (Filed herewith)
--------

(1) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on December 28, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on April 25, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on June 16, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 2, 2005.

(6) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2007.

(7) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008.

(9) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2009.

(10)Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2010.

(11)Incorporated by reference to Post-Effective Amendment No. 4 of Form S-6 Registration Statement (File No. 033-90686) of Variable Account B of American International Life Assurance Company of New York filed on October 27, 1998.

(12)Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on March 23, 1998.

(13)Incorporated by reference to Post-Effective Amendment No. 18 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2009.

(14)Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 23, 2008.

(15)Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(16)Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(17)Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(18)Incorporated by reference to Post-Effective Amendment No. 2 of Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2010.

(19)Incorporated by reference to Initial filing of Form N-4 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on December 30, 2010.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                        POSITIONS AND OFFICES WITH DEPOSITOR
  NAME AND PRINCIPAL    THE UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS      CITY OF NEW YORK
  ------------------    -------------------------------------------------

Mary Jane B. Fortin     Director, Chairman of the Board, President and
2929 Allen Parkway      Chief Executive Officer
Houston, TX 77019

William J. Carr         Director
147 Warrenton Drive
Houston, TX 77024

Don W. Cummings         Director, Senior Vice President and Chief
2727-A Allen Parkway    Financial Officer
Houston, TX 77019

Kyle L. Jennings        Director, Executive Vice President, General
2929 Allen Parkway      Counsel and Secretary
Houston, TX 77019

William J. Kane         Director
10816 Andora Avenue
Chatsworth, CA 91311

Scott Harris Richland   Director
1685 Rico Place
Palos Verdes Ests., CA
  90274

R. Lawrence Roth        Director
One World Financial
  Center
200 Liberty Street
New York, NY 10281

Ronald J. Harris        President - Matrix Direct
9640 Granite Ridge Dr.
San Diego, CA 92123

Jeffrey H. Carlson      Executive Vice President, Chief Service and
2929 Allen Parkway      Information Officer
Houston, TX 77019

                        POSITIONS AND OFFICES WITH DEPOSITOR
  NAME AND PRINCIPAL    THE UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS      CITY OF NEW YORK
  ------------------    -------------------------------------------------

Steven D. Anderson      Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden           Senior Vice President - Strategic Marketing and
2929 Allen Parkway      Business Development
Houston, TX 77019

Wayne A. Barnard        Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein     Senior Vice President and Chief and Appointed
2727-A Allen Parkway    Actuary
Houston, TX 77019

Donna A. Fahey          Senior Vice President
3600 Route 66
Neptune, NJ 07754

Brad Gabel              Senior Vice President, Chief Underwriter
1200 N. Mayfair Road
Milwaukee, WI 53226

John Gatesman           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    THE UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS     CITY OF NEW YORK
  ------------------   -------------------------------------------------

Frank A. Kophamel      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Larry Nisenson         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Barry Pelletteri       Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel       Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben     Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

                      POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL   THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS     CITY OF NEW YORK
 ------------------   -------------------------------------------------

Edward F. Bacon       Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel        Vice President
2929 Allen Parkway
Houston, TX 77019

Robert L. Beauchamp   Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski   Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen     Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark Bolding          Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady        Vice President
599 Lexington Avenue
New York, NY 10022

Stephen J. Brenneman  Vice President
600 King Street
Wilmington, DE 19801

David W. Butterfield  Vice President
3600 Route 66
Neptune, NJ 07754

Dan Chamberlain       Vice President
2727-A Allen Parkway
Houston, TX 77019

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    THE UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS     CITY OF NEW YORK
  ------------------   -------------------------------------------------

Mark E. Childs         Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence C. Cox        Vice President
2929 Allen Parkway
Houston, TX 77019

Jay Drucker            Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi    Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Royce Fithen           Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Maike George           Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard L. Gravette    Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Lori S. Guadagno       Vice President
599 Lexington Avenue
New York, NY 10022

Daniel J. Gutenberger  Vice President and Medical Director
1200 N. Mayfair Road
Milwaukee, WI 53226

Roger E. Hahn          Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

                          POSITIONS AND OFFICES WITH DEPOSITOR
   NAME AND PRINCIPAL     THE UNITED STATES LIFE INSURANCE COMPANY IN THE
   BUSINESS ADDRESS       CITY OF NEW YORK
   ------------------     -------------------------------------------------

Joel H. Hammer            Vice President
599 Lexington Avenue
New York, NY 10022

Michael Harrison          Vice President
2727 Allen Parkway
Houston, TX 77019

William P. Hayes          Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

Tim Heslin                Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig            Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard         Vice President
2727-A Allen Parkway
Houston, TX 77019

Donald E. Huffner         Vice President and Real Estate Investment Officer
599 Lexington Avenue
New York, NY 10022

S. Caitlin Irby           Vice President
2929 Allen Parkway
Houston, TX 77019

Walter Irby               Vice President
2929 Allen Parkway
Houston, TX 77019

                      POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL   THE UNITED STATES LIFE INSURANCE COMPANY IN THE
 BUSINESS ADDRESS     CITY OF NEW YORK
 ------------------   -------------------------------------------------

Karen M. Isaacs       Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson     Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis         Vice President
3600 Route 66
Neptune, NJ 07754

Debra H. Kile         Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Randy J. Marash       Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask         Vice President, Real Estate Investment Officer
2929 Allen Parkway    and Assistant Secretary
Houston, TX 77019

Lochlan O. McNew      Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Beverly A. Meyer      Vice President
1200 North Mayfair
Milwaukee, WI 53226

Deanna D. Osmonson    Vice President
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.  Vice President, Real Estate Investment Officer
2929 Allen Parkway    and Assistant Secretary
Houston, TX 77019

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    THE UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS     CITY OF NEW YORK
  ------------------   -------------------------------------------------

Carin M. Phelan        Vice President
2929 Allen Parkway
Houston, TX 77019

Glenn H. Plotkin       Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

John R. Rafferty       Vice President
2727 Allen Parkway
Houston, TX 77019

Debbie Runge           Vice President, Human Resources
2727 Allen Parkway
Houston, TX 77019

Imad A. Salman         Vice President
3600 Route 66
Neptune, NJ 07754

Carly Sanchez          Vice President and Chief Diversity Officer
2727 Allen Parkway
Houston, TX 77019

Michael Sibley         Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith            Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires         Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart           Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

                       POSITIONS AND OFFICES WITH DEPOSITOR
 NAME AND PRINCIPAL    THE UNITED STATES LIFE INSURANCE COMPANY IN THE
  BUSINESS ADDRESS     CITY OF NEW YORK
  ------------------   -------------------------------------------------

Richard P. Vegh        Vice President
3600 Route 66
Neptune, NJ 07754

Jeffrey L. Winkelmann  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Lauren W. Jones        Chief Counsel - Business Lines and Assistant
2929 Allen Parkway     Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-10-001283, filed
February 24, 2011. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether, criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I
Variable Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VL-R
Separate Account USL VA-R
Separate Account USL A

(b) Management.

NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS    AMERICAN GENERAL EQUITY SERVICES CORPORATION
 ------------------  -------------------------------------------------

Mary Jane B. Fortin Director and Chairman of the Board of Directors 2929 Allen Parkway
Houston, TX 77019

Eric A. Baden        Director
2929 Allen Parkway
Houston, TX 77019

  NAME AND PRINCIPAL    POSITIONS AND OFFICES WITH UNDERWRITER
  BUSINESS ADDRESS      AMERICAN GENERAL EQUITY SERVICES CORPORATION
  ------------------    -------------------------------------------------

John Gatesman           Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings        Executive Vice President, General Counsel and
2929 Allen Parkway      Secretary
Houston, TX 77019

Larry Blews             Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.  Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires          Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones         Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Rhonda Washington       Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

John D. Fleming         Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore        Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

 NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
 ------------------   -------------------------------------------------

Becky Strom           Chief Privacy Officer and Anti-Money Laundering
2727-A Allen Parkway  Compliance Officer
Houston, TX 77019

(c) Compensation From the Registrant.

                    NET           COMPENSATION ON
                    UNDERWRITING  EVENTS OCCASIONING
 NAME OF PRINCIPAL  DISCOUNTS AND THE DEDUCTION OF A  BROKERAGE   OTHER
 UNDERWRITER        COMMISSIONS   DEFERRED SALES LOAD COMMISSIONS COMPENSATION
 -----------------  ------------- ------------------- ----------- ------------
 American General
   Equity Services
   Corporation            0                0               0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281 or at The United States Life Insurance Company in the City of New York's Administrative Office located at 405 King Street, 4th Floor, Wilmington, Delaware 19801-3722.

ITEM 32. MANAGEMENT SERVICES   Not applicable.

ITEM 33. FEE REPRESENTATION

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

Effective December 31, 2010, American International Life Assurance Company of New York, an affiliate of The United States Life Insurance Company in the City of New York, merged with and into The United States Life Insurance Company in the City of New York. New York law provides for the continuation of guarantees for policies and other contracts and certificates issued prior to a merger. Therefore, the National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Edward F. Bacon, Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL-B, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2011.

                                                  THE UNITED STATES LIFE
                                                  INSURANCE COMPANY IN THE CITY
                                                  OF NEW YORK SEPARATE ACCOUNT
                                                  USL B
                                                  (Registrant)

                                             BY:  THE UNITED STATES LIFE
                                                  INSURANCE COMPANY IN THE CITY
                                                  OF NEW YORK
                                                  (On behalf of the Registrant
                                                  and itself)

                                             BY:  DON W. CUMMINGS
                                                  ------------------------------
                                                  DON W. CUMMINGS
                                                  SENIOR VICE PRESIDENT
                                                    AND CHIEF FINANCIAL OFFICER

                                    USL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature              Title                          Date
---------              -----                          ----

MARY JANE B. FORTIN    Director, Chairman,            April 29, 2011
---------------------- President and Chief
MARY JANE B. FORTIN    Executive Officer

DON W. CUMMINGS        Director, Senior Vice          April 29, 2011
---------------------- President and Chief
DON W. CUMMINGS        Financial Officer

WILLIAM J. CARR        Director                       April 29, 2011
----------------------
WILLIAM J. CARR

KYLE L. JENNINGS       Director                       April 29, 2011
----------------------
KYLE L. JENNINGS

WILLIAM J. KANE        Director                       April 29, 2011
----------------------
WILLIAM J. KANE

SCOTT HARRIS RICHLAND  Director                       April 29, 2011
----------------------
SCOTT HARRIS RICHLAND

---------------------- Director                       April __, 2011
R. LAWRENCE ROTH

                                    USL - 2

                                                                     333-171493
                                                                   811-04865-01


                                  SIGNATURES


   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2011.




                                  NATIONAL UNION FIRE INSURANCE
                                  COMPANY OF PITTSBURGH, PA.




                             BY:  SEAN T. LEONARD
                                  ---------------
                                  SEAN T. LEONARD
                                  CHIEF FINANCIAL OFFICER
                                   AND SENIOR VICE PRESIDENT

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                          Date
---------                   -----                          ----

*PETER D. HANCOCK           Chairman and Director          April 29, 2011
-----------------
PETER D. HANCOCK


*JOHN Q. DOYLE              Director, President and        April 29, 2011
--------------              Chief Executive Officer
JOHN Q. DOYLE


*ROBERT S. SCHIMEK          Director                       April 29, 2011
------------------
ROBERT S. SCHIMEK


*JAMES BRACKEN              Director                       April 29, 2011
---------------
JAMES BRACKEN


*DAVID NEIL FIELDS          Director                       April 29, 2011
------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG            Director                       April 29, 2011
----------------
DAVID L. HERZOG


*MONIKA M. MACHON           Director                       April 29, 2011
-----------------
MONIKA M. MACHON


*KRISTIAN P. MOOR           Director                       April 29, 2011
-----------------
KRISTIAN P. MOOR


*RALPH W. MUCERINO          Director                       April 29, 2011
------------------
RALPH W. MUCERINO


*SID SANKARAN               Director                       April 29, 2011
-------------
SID SANKARAN


*NICHOLAS C. WALSH          Director                       April 29, 2011
------------------
 NICHOLAS C. WALSH


*CHARLES E. WILLIAMSON      Director                       April 29, 2011
----------------------
CHARLES E. WILLIAMSON


*MARK T. WILLIS             Director                       April 29, 2011
---------------
 MARK T. WILLIS

* BY:  SEAN T. LEONARD
       ---------------
       SEAN T. LEONARD
       ATTORNEY-IN-FACT
       (Exhibit (r)(1) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS


(f)(1)     Copy of the Bylaws of The United States Life Insurance Company in the City of New York, amended and restated
           December 14, 2010.

(h)(4)(a)  Form of Amended and Restated Fund Participation Agreement by and among BlackRock Variable Series Funds, Inc.,
           BlackRock Investments, LLC, American General Life Insurance Company, American General Life Insurance
           Company of Delaware and The United States Life Insurance Company in the City of New York.

(h)(11)(c) Form of Amendment No. 1 to Fund Participation Agreement between The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, J.P. Morgan Investment Management Inc. and JPMorgan Funds
           Management, Inc.

(h)(18)(a) Amended and Restated Administrative Services Agreement between BlackRock Advisors, LLC, American General
           Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life
           Insurance Company in the City of New York.

(j)(5)     Unconditional Capital Maintenance Agreement between American International Group, Inc. and The United States Life
           Insurance Company in the City of New York.

(n)(1)     Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

(q)(1)     Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and
           Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the
           Investment Company Act of 1940 as of May 2, 2011.

(r)(1)     Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.

                                      E-1